EXHIBIT 10.1

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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                   (Depositor)

                                       and

                             COLUMN FINANCIAL, INC.
                                    (Seller)

                                   ----------

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of June 1, 2007

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                                TABLE OF CONTENTS

                                                                            Page

Section 1.    Transactions on or Prior to the Closing Date..................
Section 2.    Closing Date Actions..........................................
Section 3.    Conveyance of Mortgage Loans..................................
Section 4.    Depositor's Conditions to Closing.............................
Section 5.    Seller's Conditions to Closing................................
Section 6.    Representations and Warranties of Seller......................
Section 7.    Obligations of Seller.........................................
Section 8.    Crossed Mortgage Loans........................................
Section 9.    Rating Agency Fees; Costs and Expenses Associated with a
               Defeasance...................................................
Section 10.   Representations and Warranties of Depositor...................
Section 11.   Survival of Certain Representations, Warranties and
               Covenants....................................................
Section 12.   Transaction Expenses..........................................
Section 13.   Recording Costs...............................................
Section 14.   Notices.......................................................
Section 15.   Notice of Exchange Act Reportable Events......................
Section 16.   Examination of Mortgage Files.................................
Section 17.   Successors....................................................
Section 18.   Governing Law.................................................
Section 19.   Severability..................................................
Section 20.   Further Assurances............................................
Section 21.   Counterparts..................................................
Section 22.   Treatment as Security Agreement...............................
Section 23.   Recordation of Agreement......................................

Schedule I   Schedule of Transaction Terms

Schedule II  Mortgage Loan Schedule for Column Trust Mortgage Loans

Schedule III Mortgage Loans Constituting Mortgage Groups

Schedule IV  Mortgage Loans with Lost Notes

Schedule V   Exceptions with Respect to Seller's Representations and Warranties

Exhibit A    Representations and Warranties of Seller Regarding the Mortgage
             Loans

Exhibit B    Form of Lost Note Affidavit

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                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of June 1, 2007, is made by and between COLUMN FINANCIAL, INC., a Delaware corporation ("Seller"), and CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation ("Depositor").

                                    RECITALS

            I. Capitalized terms used herein without definition have the meanings ascribed to them in the Schedule of Transaction Terms attached hereto as Schedule I, which is incorporated herein by this reference, or, if not defined therein or elsewhere in this Agreement, in the Pooling and Servicing Agreement.

            II. On the Closing Date, and on the terms set forth herein, Seller has agreed to sell to Depositor and Depositor has agreed to purchase from Seller the mortgage loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II (each such mortgage loan, a "Mortgage Loan" and, collectively, the "Mortgage Loans"). Depositor intends to deposit the Mortgage Loans and other assets into a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement and to cause the issuance of the Certificates.

                                    AGREEMENT

            NOW, THEREFORE, on the terms and conditions set forth below and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Depositor and Seller agree as follows:

            Section 1. Transactions on or Prior to the Closing Date. On or prior to the Closing Date, Seller shall have delivered the Mortgage Files with respect to each Mortgage Loan to Wells Fargo Bank, N.A., as trustee (the "Trustee"), against receipt by Seller of a trust receipt, pursuant to an arrangement between Seller and the Trustee; provided, however, that item (p) in the definition of Mortgage File (defined below) shall be delivered to the applicable Master Servicer for inclusion in the Servicer File (defined below) with a copy delivered to the Trustee for inclusion in the Mortgage File.

            Section 2. Closing Date Actions. The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Fund, the issuance of the Certificates and the sale of (a) the Publicly Offered Certificates by Depositor to the Underwriters pursuant to the Underwriting Agreement and (b) the Private Certificates by Depositor to the Initial Purchaser pursuant to the Certificate Purchase Agreement. The closing (the "Closing") shall take place at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, New York 10281, or such other location as agreed upon between the parties hereto. On the Closing Date, the following actions shall take place in sequential order on the terms set forth herein:

            (i) Seller shall sell to Depositor, and Depositor shall purchase from Seller, the Mortgage Loans pursuant to this Agreement for the Mortgage Loan Purchase Price (as defined herein). The Mortgage Loan Purchase Price shall be paid by Depositor to Seller by wire transfer in immediately available funds to an account designated by Seller on or prior to the Closing Date (or, by such other method as shall be mutually acceptable to Depositor and Seller). The "Mortgage Loan Purchase Price" paid by Depositor shall be equal to the amount that the Depositor and the Seller have mutually agreed upon as the Seller's share of the net securitization proceeds from the sale of the Publicly Offered Certificates and the Private Certificates as set forth in the Closing Statement (which amount includes, without limitation, accrued interest).

            (ii) Pursuant to the terms of the Pooling and Servicing Agreement, Depositor shall sell all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Holders of the Certificates.

            (iii) Depositor shall sell to the Underwriters, and the Underwriters shall purchase from Depositor, the Publicly Offered Certificates pursuant to the Underwriting Agreement, and Depositor shall sell to the Initial Purchaser, and the Initial Purchaser shall purchase from Depositor, the Private Certificates pursuant to the Certificate Purchase Agreement.

            (iv) The Underwriters will offer the Publicly Offered Certificates for sale to the public pursuant to the Prospectus and the Prospectus Supplement and the Initial Purchaser will privately place certain classes of the Private Certificates pursuant to the Offering Circular.

            Section 3. Conveyance of Mortgage Loans. On the Closing Date, Seller shall sell, convey, assign and transfer, without recourse except as provided herein, to Depositor, free and clear of any liens, claims or other encumbrances, all of Seller's right, title and interest in, to and under: (i) each of the Mortgage Loans identified on the Mortgage Loan Schedule; and (ii) all property of Seller described in Section 22(b) of this Agreement, including, without limitation, (A) all scheduled payments of interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date and (B) all other payments of interest, principal or yield maintenance charges received on or with respect to the Mortgage Loans after the Cut-off Date, other than any such payments of interest or principal or yield maintenance charges that were due on or prior to the Cut-off Date. The parties acknowledge that such assignment, conveyance and transfer of the Mortgage Loans shall not be construed to limit any obligation of Seller, any servicing rights of Wachovia Bank, National Association under that certain Servicing Rights Purchase Agreement, dated as of June 1, 2007, between Seller and Wachovia Bank, National Association, any servicing rights of KeyCorp Real Estate Capital Markets, Inc. under that certain Servicing Rights Purchase Agreement, dated as of June 1, 2007, between Seller and Keycorp Real Estate Capital Markets, Inc., or any related servicing rights of any Primary Servicer contemplated by the Pooling and Servicing Agreement. The Mortgage File for each Mortgage Loan shall consist of the following documents:

            (a) each original Note (or with respect to those Mortgage Loans listed in Schedule IV hereto, a "lost note affidavit" substantially in the form of Exhibit B hereto and a true and complete copy of the Note), bearing, or accompanied by, all prior and intervening endorsements, assignments or allonges showing a complete chain of endorsement or assignment from the Mortgage Loan Originator either in blank or to the Seller, and further endorsed (at the direction of the Depositor given pursuant to this Agreement) by the Seller, on its face or by allonge attached thereto, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3, without recourse, representation or warranty, express or implied";

            (b) a duplicate original Mortgage or a counterpart thereof or, if such Mortgage has been returned by the related recording office, (A) an original, (B) a certified copy or (C) a copy thereof from the applicable recording office, and originals or counterparts (or originals or copies of certified copies from the applicable recording office) of any intervening assignments thereof from the Mortgage Loan Originator to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording indicated thereon;

            (c) an original assignment of Mortgage, in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3";

            (d) an original, counterpart or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), and the originals, counterparts or copies of any intervening assignments thereof from the Mortgage Loan Originator of the Loan to the Seller, in each case in the form submitted for recording or, if recorded, with evidence of recording thereon;

            (e) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), in recordable form (except for any missing recording information and, if applicable, completion of the name of the assignee), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3";

            (f) an original or true and complete copy of any related Security Agreement (if such item is a document separate from the Mortgage), and the originals or copies of any intervening assignments thereof from the Mortgage Loan Originator to the Seller;

            (g) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to clause (c) above), from the Seller (or the Mortgage Loan Originator), either in blank or to "Wells Fargo Bank, N.A., as trustee for the registered Holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3," which assignment may be included as part of an omnibus assignment covering other documents relating to the Mortgage Loan (provided that such omnibus assignment is effective under applicable law);

            (h) originals or copies of all (A) assumption agreements, (B) modifications, (C) written assurance agreements and (D) substitution agreements, together with any evidence, when appropriate, of recording thereon or in the form submitted for recording, in those instances where the terms or provisions of the Mortgage, Note or any related security document have been modified or the Mortgage Loan has been assumed;

            (i) the original lender's title insurance policy or a copy thereof (together with all endorsements or riders that were issued with or subsequent to the issuance of such policy), or if the policy has not yet been issued, the original or a copy of a binding written commitment (which may be a pro forma or specimen title insurance policy which has been accepted or approved in writing by the related title insurance company or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) or interim binder that is marked as binding and countersigned by the title company, insuring the priority of the Mortgage as a first lien on the related Mortgaged Property, relating to such Mortgage Loan;

            (j) the original or a counterpart of any guaranty of the obligations of the Borrower under the Mortgage Loan;

            (k) certified or other copies of all UCC Financing Statements and continuation statements which show the filing or recording thereof or copies thereof in the form submitted for filing or recording sufficient to perfect (and maintain the perfection of) the security interest held by the Mortgage Loan Originator (and each assignee of record prior to the Trustee) in and to the personalty of the Borrower at the Mortgaged Property that is described in the related Mortgage or a separate security agreement, and original UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to assign such UCC Financing Statements to the Trustee;

            (l) the original or copy of the power of attorney (with evidence of recording thereon) granted by the Borrower if the Mortgage, Note or other document or instrument referred to above was not signed by the Borrower;

            (m) with respect to any debt of a Borrower or mezzanine borrower permitted under the related Mortgage Loan, an original or copy of a subordination agreement, standstill agreement or other intercreditor, co-lender or similar agreement relating to such other debt, if any (including, as applicable, any Intercreditor Agreements, mezzanine loan documents or preferred equity documents), together with, if such Mortgage Loan is an A Loan, a copy of the related Note for each related B Loan;

            (n) with respect to any Cash Collateral Accounts and Lock-Box Accounts, an original or copy of any related cash collateral control agreement or lock-box control agreement, as applicable, and a copy of the UCC Financing Statements, if any, submitted for filing with respect to the Seller's security interest in the Cash Collateral Accounts and Lock-Box Accounts and all funds contained therein (together with UCC Financing Statement assignments in a form suitable for filing or recording, sufficient to transfer such UCC Financing Statements to the Trustee on behalf of the Certificateholders);

            (o) an original or copy of any related Loan Agreement (if separate from the related Mortgage);

            (p) the originals of letters of credit, if any, relating to the Mortgage Loan, provided that in connection with deliveries of the Mortgage File to the Trust, such originals shall be delivered to the applicable Master Servicer and copies thereof shall be delivered to the Trustee;

            (q) any related environmental insurance policies and any environmental guaranty or indemnity agreements or copies thereof;

            (r) the original or a copy of any ground lease, ground lease estoppels, and any amendments thereto;

            (s) copies of franchise agreements, franchisor comfort letters and all notices received from the related franchisor, if any, for hospitality properties;

            (t) the original or a copy of any property management agreement;

            (u) a checklist of the related Mortgage Loan Documents included in the Mortgage File for the subject Mortgage Loan; and

            (v) if applicable (and not for purposes of the Seller's delivery obligations), the original or a counterpart of any post-closing agreement relating to any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Borrower) required to be added to the Mortgage File pursuant to Section 3.20(j) of the Pooling and Servicing Agreement.

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon on the Closing Date, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, then the Seller: (i) shall deliver, or cause to be delivered, to the Trustee a duplicate original or true copy of such document or instrument certified by the applicable public recording or filing office, the applicable title insurance company or the Seller to be a true and complete duplicate original or copy of the original thereof submitted for recording or filing; and (ii) shall deliver, or cause to be delivered, to the Trustee either the original of such non-delivered document or instrument, or a photocopy thereof (certified by the appropriate public recording or filing office to be a true and complete copy of the original thereof submitted for recording or filing), with evidence of recording or filing thereon (with a copy to the applicable Master Servicer), within 365 days of the Closing Date, which period may be extended up to two times, in each case for an additional period of 90 days (provided that the Seller, as certified in writing to the Trustee prior to each such 90-day extension, is in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy). Compliance with this paragraph will satisfy the Seller's delivery requirements under this Section 3 with respect to the subject document(s) and instrument(s).

            Notwithstanding the foregoing, in the event that, in connection with any Mortgage Loan, the Seller cannot deliver, or cause to be delivered, an original, counterpart or certified copy, as applicable, of any of the documents and/or instruments required to be delivered pursuant to clauses (b), (d), (h),
(k) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement), (l) and (n) (other than assignments of UCC Financing Statements to be recorded or filed in accordance with the transfer contemplated by this Agreement) above with evidence of recording or filing thereon, for any other reason, including without limitation, that such non-delivered document or instrument has been lost, the delivery requirements of this Agreement shall be deemed to have been satisfied and such non-delivered document or instrument shall be deemed to have been included in the related Mortgage File if a photocopy of such non-delivered document or instrument (with evidence of recording or filing thereon and certified by the appropriate recording or filing office to be a true and complete copy of the original thereof as filed or recorded) is delivered to the Trustee (with a copy to the applicable Master Servicer) on or before the Closing Date.

            Notwithstanding the foregoing, in the event that the Seller cannot deliver any UCC Financing Statement assignment with the filing or recording information of the related UCC Financing Statement with respect to any Mortgage Loan, solely because such UCC Financing Statement has not been returned by the public filing or recording office where such UCC Financing Statement has been delivered for filing or recording, the Seller shall so notify the Trustee and shall not be in breach of its obligations with respect to such delivery, provided that the Seller promptly forwards such UCC Financing Statement to the Trustee (with a copy to the applicable Master Servicer) upon its return, together with the related original UCC Financing Statement assignment in a form appropriate for filing or recording.

            The Seller may, at its sole cost and expense, but is not obligated to, engage a third party contractor to prepare or complete in proper form for filing or recording any and all assignments of Mortgage, assignments of Assignments of Leases and assignments of UCC Financing Statements to the Trustee to be delivered pursuant to clauses (c), (e), (k) and (n) above (collectively, the "Assignments"), to submit the Assignments for filing and recording, as the case may be, in the applicable public filing and recording offices and to deliver those Assignments to the Trustee (with a copy to the applicable Master Servicer) or its designee as those Assignments (or certified copies thereof) are received from the applicable filing and recording offices with evidence of such filing or recording indicated thereon. In the event the Seller engages a third party contractor as contemplated in the immediately preceding sentence, the rights, duties and obligations of the Seller pursuant to this Agreement remain binding on the Seller; and, if the Seller does not engage a third party as contemplated by the immediately preceding sentence, then the Seller will still be liable for recording and filing fees and expenses of the Assignments as and to the extent contemplated by Section 13 hereof.

            Within ten (10) Business Days after the Closing Date, the Seller shall deliver the Servicer Files with respect to each of the Mortgage Loans to the applicable Master Servicer (or, if applicable, to a Sub-Servicer at the direction of the applicable Master Servicer, with a copy to the applicable Master Servicer) under the Pooling and Servicing Agreement on behalf of the Trustee in trust for the benefit of the Certificateholders. Each such Servicer File shall contain all documents and records in the Seller's possession relating to such applicable Mortgage Loans (including reserve and escrow agreements, cash collateral control agreements, lock-box control agreements, rent rolls, leases, environmental and engineering reports, third-party underwriting reports, appraisals, surveys, legal opinions, estoppels, financial statements, operating statements and any other information provided by the respective Borrower from time to time, but excluding any draft documents, attorney/client communications, which are privileged or constitute legal or other due diligence analyses, and documents prepared by the Seller or any of its Affiliates solely for internal communication, credit underwriting or due diligence analyses (other than the underwriting information contained in the related underwriting memorandum or asset summary report prepared by the Seller in connection with the preparation of Exhibit A-1 to the Prospectus Supplement)) that are not required to be a part of a Mortgage File in accordance with the definition thereof, together with copies of all instruments and documents which are required to be a part of the related Mortgage File in accordance with the definition thereof.

            In addition, with respect to each Mortgage Loan as to which any Additional Collateral is in the form of a letter of credit as of the Closing Date, the Seller (within 30 days after the Closing Date) shall cause to be prepared, executed and delivered to the issuer of each such letter of credit such notices, assignments and acknowledgements as are required under such letter of credit to assign, without recourse, to, and vest in, the Trustee (in care of the applicable Master Servicer) (whether by actual assignment or by amendment of the letter of credit) the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated beneficiary under each letter of credit referred to in the preceding sentence shall be the Trustee (in care of the applicable Master Servicer).

            To the extent the seller receives a notice on or after the Closing Date with respect to a Mortgage Loan secured by a hospitality property for which a franchisor comfort letter exists, the seller shall promptly forward such notice to the Trustee and advise the related franchisor of the Trustee's address to which the franchisor shall deliver all future notices.

            For purposes of this Section 3, and notwithstanding any contrary provision hereof or of the definition of "Mortgage File," if there exists with respect to any group of Crossed Mortgage Loans only one original or certified copy of any document or instrument described in the definition of "Mortgage File" which pertains to all of the Crossed Mortgage Loans in such group of Crossed Mortgage Loans, the inclusion of the original or certified copy of such document or instrument in the Mortgage File for any of such Crossed Mortgage Loans and the inclusion of a copy of such original or certified copy in each of the Mortgage Files for the other Crossed Mortgage Loans in such group of Crossed Mortgage Loans, shall be deemed the inclusion of such original or certified copy, as the case may be, in the Mortgage File for each such Crossed Mortgage Loan.

            The Seller shall, promptly after the Closing Date, but in all events within three (3) Business Days after the Closing Date, cause all funds on deposit in escrow accounts maintained with respect to the Mortgage Loans in the name of the Seller or any other name, to be transferred to or at the direction of the applicable Master Servicer (or, if applicable, a Sub-Servicer at the direction of the applicable Master Servicer) for deposit into Servicing Accounts.

            The Trustee, as assignee or transferee of Depositor, shall be entitled to all scheduled principal payments due after the Cut-off Date, all other payments of principal due and collected after the Cut-off Date, and all payments of interest on the Mortgage Loans due after the Cut-off Date, minus that portion of any such payment which is allocable to the period on or prior to the Cut-off Date. All scheduled payments of principal due on or before the Cut-off Date and collected after the Cut-off Date, together with the accompanying interest payments, shall belong to Seller.

            Upon the sale of the Mortgage Loans from Seller to Depositor pursuant hereto, the ownership of each Note, the related Mortgage and the contents of the related Mortgage File shall be vested in Depositor and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of Seller as seller of the Mortgage Loans hereunder, exclusive in each case of records and documents that are not required to be delivered hereunder by Seller, shall immediately vest in Depositor. All Monthly Payments, Principal Prepayments and other amounts received by Seller and not otherwise belonging to Seller pursuant to this Agreement shall be sent by Seller within three (3) Business Days after Seller's receipt thereof to the applicable Master Servicer via wire transfer for deposit by the applicable Master Servicer into the Collection Account.

            Upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Depositor, as provided herein, as a sale of the Mortgage Loans to the Depositor in exchange for the consideration specified in Section 2 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the fair value of all the Certificates to unaffiliated third parties, Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). With respect to its treatment of the transfer of the Mortgage Loans to the Depositor under GAAP, Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Depositor and are no longer available to satisfy claims of Seller's creditors.

            After Seller's transfer of the Mortgage Loans to Depositor, as provided herein, Seller shall not take any action inconsistent with Depositor's ownership (or the ownership by any of the Depositor's assignees) of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that Seller is expressly permitted to complete subsequent to the Closing Date, Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by Seller to Depositor.

            Section 4. Depositor's Conditions to Closing. The obligations of Depositor to purchase the Mortgage Loans and pay the Mortgage Loan Purchase Price at the Closing Date under the terms of this Agreement are subject to the satisfaction of each of the following conditions at or before the Closing:

            (a) Each of the obligations of the Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of Seller under this Agreement (subject to the exceptions set forth in the Exception Report) shall be true and correct in all material respects as of the Closing Date; no event shall have occurred with respect to the Seller or any of the Mortgage Loans and related Mortgage Files which, with notice or the passage of time, would constitute a material default under this Agreement; and Depositor shall have received certificates to the foregoing effect signed by authorized officers of Seller.

            (b) Depositor, or if directed by Depositor, the Trustee or the Depositor's attorneys or other designee, shall have received in escrow, all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Depositor and the Seller, duly executed by all signatories other than Depositor, as required pursuant to the respective terms thereof:

            (i) the Mortgage Files, subject to the proviso to the first sentence of Section 1 of this Agreement, which shall have been delivered to and held by the Trustee on behalf of Seller;

            (ii) the Mortgage Loan Schedule;

            (iii) the certificate of the Seller confirming its representations and warranties set forth in Section 6 (subject to the exceptions set forth in the Exception Report) as of the Closing Date;

            (iv) an opinion or opinions of Seller's counsel, dated the Closing Date, covering various corporate matters and such other matters as shall be reasonably required by the Depositor;

            (v) such other certificates of Seller's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as Depositor or its counsel may reasonably request; and

            (vi) all other information, documents, certificates, or letters with respect to the Mortgage Loans or Seller and its Affiliates as are reasonably requested by the Depositor in order for the Depositor to perform any of it obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to any sale of Mortgage Loans by the Depositor as contemplated herein.

            (c) The Seller shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after the Closing.

            (d) If requested, the Seller shall have delivered to the Trustee, on or before the Closing Date, five limited powers of attorney in favor of the Trustee and the Special Servicer empowering the Trustee and, in the event of the failure or incapacity of the Trustee, the Special Servicer, to record, at the expense of the Seller, any Mortgage Loan Documents required to be recorded and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files. If requested by the Trustee or the Special Servicer after the Closing Date, the Seller shall deliver to the Trustee or the Special Servicer, as applicable, the powers of attorney described in the prior sentence in form and substance reasonably acceptable to the requesting party.

            (e) The Seller shall have paid or caused to be paid upfront all the annual fees of each Rating Agency allocable to the Mortgage Loans.

            Section 5. Seller's Conditions to Closing. The obligations of Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

            (a) Each of the obligations of Depositor required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement (including, without limitation, payment of the Mortgage Loan Purchase Price) shall have been duly performed and complied with in all material respects; and all of the representations and warranties of Depositor under this Agreement shall be true and correct in all material respects as of the Closing Date; and no event shall have occurred with respect to Depositor which, with notice or the passage of time, would constitute a material default under this Agreement, and Seller shall have received certificates to that effect signed by authorized officers of Depositor.

            (b) Seller shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to Seller and Depositor, duly executed by all signatories other than Seller, as required pursuant to the respective terms thereof:

                  (A) an officer's certificate of Depositor, dated as of the
            Closing Date, with the resolutions of Depositor authorizing the transactions set forth therein, together with copies of the charter, by-laws and certificate of good standing dated as of a recent date of Depositor; and

                  (B) such other certificates of its officers or others, such opinions of Depositor's counsel and such other documents required to evidence fulfillment of the conditions set forth in this Agreement as Seller or its counsel may reasonably request.

            (c) The Depositor shall have performed or complied with all other terms and conditions of this Agreement which it is required to perform or comply with at or before the Closing and shall have the ability to perform or comply with all duties, obligations, provisions and terms which it is required to perform or comply with after Closing.

            Section 6. Representations and Warranties of Seller. (a) Seller represents and warrants to Depositor as of the date hereof, as follows:

            (i) Seller is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. Seller has conducted and is conducting its business so as to comply in all material respects with all applicable statutes and regulations of regulatory bodies or agencies having jurisdiction over it, except where the failure so to comply would not have a materially adverse effect on the performance by Seller of this Agreement, and there is no charge, investigation, action, suit or proceeding before or by any court, regulatory authority or governmental agency or body pending or, to the knowledge of Seller, threatened, which is reasonably likely to materially and adversely affect the performance by Seller of this Agreement or the consummation of transactions contemplated by this Agreement.

            (ii) Seller has the full power, authority and legal right to hold, transfer and convey the Mortgage Loans owned by it and to execute and deliver this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith) and to perform all transactions of Seller contemplated by this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). Seller has duly authorized the execution, delivery and performance of this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith), and has duly executed and delivered this Agreement (and all agreements and documents executed and delivered by Seller in connection herewith). This Agreement (and each agreement and document executed and delivered by Seller in connection herewith), assuming due authorization, execution and delivery thereof by each other party thereto, constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally, by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and by considerations of public policy.

            (iii) Neither the execution, delivery and performance of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement by Seller, will (A) conflict with or result in a breach of any of the terms, conditions or provisions of Seller's organizational documents; (B) conflict with, result in a breach of, or constitute a default or result in an acceleration under, any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (C) conflict with or result in a breach of any legal restriction if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); (D) result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith); or (E) result in the creation or imposition of any lien, charge or encumbrance that would have a material adverse effect upon Seller's ability to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), or materially impair the ability of the Depositor to realize on the Mortgage Loans owned by Seller.

            (iv) Seller is solvent and the sale of the Mortgage Loans (1) will not cause Seller to become insolvent and (2) is not intended by Seller to hinder, delay or defraud any of its present or future creditors. After giving effect to its transfer of the Mortgage Loans, as provided herein, the value of Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of Seller's debts and obligations, including contingent and unliquidated debts and obligations of Seller, and Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            (v) No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for
      (A) Seller's execution, delivery and performance of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith), (B) Seller's transfer and assignment of the Mortgage Loans, or
      (C) the consummation by Seller of the transactions contemplated by this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or, to the extent so required, such consent, approval, authorization, order, registration, filing or notice has been obtained, made or given (as applicable), except for the filing or recording of assignments and other Mortgage Loan Documents contemplated by the terms of this Agreement and except that Seller may not be duly qualified to transact business as a foreign corporation or licensed in one or more states if such qualification or licensing is not necessary to ensure the enforceability of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (vi) In connection with its sale of the Mortgage Loans, Seller is receiving new value. The consideration received by Seller upon the sale of the Mortgage Loans owned by it constitutes at least fair consideration and reasonably equivalent value for the Mortgage Loans.

            (vii) Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of Seller contained in this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (viii) There are no actions, suits or proceedings pending or, to Seller's knowledge, threatened in writing against Seller which are reasonably likely to draw into question the validity of this Agreement (or any agreement or document executed and delivered by Seller in connection herewith) or which, either in any one instance or in the aggregate, are reasonably likely to materially impair the ability of Seller to perform its duties and obligations under this Agreement (or any agreement or document executed and delivered by Seller in connection herewith).

            (ix) Seller's performance of its duties and obligations under this Agreement (and each agreement or document executed and delivered by Seller in connection herewith) is in the ordinary course of business of Seller and Seller's transfer, assignment and conveyance of the Mortgage Loans pursuant to this Agreement are not subject to the bulk transfer or similar statutory provisions in effect in any applicable jurisdiction. The Mortgage Loans do not constitute all or substantially all of Seller's assets.

            (x) Seller has not dealt with any Person that may be entitled, by reason of any act or omission of Seller, to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor hereunder except for (A) the reimbursement of expenses as described herein or otherwise in connection with the transactions described in Section 2 hereof and (B) the commissions or compensation owed to the Underwriters or the Initial Purchaser.

            (xi) Seller is not in default or breach of any agreement or instrument to which Seller is now a party or by which it (or any of its properties) is bound which breach or default would materially and adversely affect the ability of Seller to perform its obligations under this Agreement.

            (xii) The representations and warranties contained in Exhibit A hereto, subject to the exceptions set forth in the Exception Report, are true and correct in all material respects as of the date hereof (or, in each case, as of such other date specifically set forth in the subject representation and warranty) with respect to the Mortgage Loans identified on Schedule II.

            (xiii) The information set forth in any Disclosure Information (as defined in the Column Indemnification Agreement), as last forwarded to each prospective investor at or prior to the date on which a contract for sale was entered into with such prospective investor, (i) does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complies with the requirements of and contains all of the applicable information required by Regulation AB (as defined in the Column Indemnification Agreement); but only to the extent that (i) such information regards the Mortgage Loans and is contained in the Loan Detail (as defined in the Column Indemnification Agreement) or, to the extent consistent therewith, the Diskette (as defined in the Column Indemnification Agreement) or (ii) such information regarding the Seller or the Mortgage Loans was contained in the Confidential Offering Circular or the Prospectus Supplement under the headings "Summary of Prospectus Supplement--Relevant Parties/Entities--Sponsors and Mortgage Loan Sellers," "Summary of Prospectus Supplement--Relevant Parties/Entities--Originators," "Summary of Prospectus Supplement--The Underlying Mortgage Loans--Source of the Underlying Mortgage Loans," "Risk Factors," "Description of the Sponsors and Mortgage Loan Sellers" and "Description of the Underlying Mortgage Loans--Significant Mortgage Loans" and such information does not represent an incorrect restatement or an incorrect aggregation of correct information regarding the Mortgage Loans contained in the Loan Detail.

            (b) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Trustee as the holder of the Mortgage Loan to be replaced, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan") that is substituted for a Mortgage Loan affected by a Material Document Defect or a Material Breach, pursuant to Section 7 of this Agreement, each of the representations and warranties set forth in Exhibit A hereto (subject to exceptions disclosed at such time) (references therein to "Closing Date" being deemed to be references to the "date of substitution" and references therein to "Cut-off Date" being deemed to be references to the "most recent due date for the subject Replacement Mortgage Loan on or before the date of substitution"). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            Section 7. Obligations of Seller. Each of the representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall survive the sale of the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Notes and notwithstanding subsequent termination of this Agreement or the Pooling and Servicing Agreement. The representations and warranties contained in or required to be made by Seller pursuant to Section 6 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the Mortgage Loans or any failure on the part of Depositor to review or examine such documents and shall inure to the benefit of the initial transferee of the Mortgage Loans from Depositor including, without limitation, the Trustee for the benefit of the Holders of the Certificates, notwithstanding (1) any restrictive or qualified endorsement on any Note, assignment of Mortgage or reassignment of Assignment of Leases or (2) any termination of this Agreement prior to the Closing, but shall not inure to the benefit of any subsequent transferee thereafter.

            If the Seller receives notice of a breach of any of the representations or warranties contained in Exhibit A hereto and made by the Seller with respect to any Mortgage Loan listed on Schedule II hereto, as of the date hereof in Section 6(a)(xii) or as of the Closing Date pursuant to Section 4(b)(iii) (in either case, subject to the exceptions to such representations and warranties set forth in the Exception Report), or with respect to any Replacement Mortgage Loan, as of the date of substitution pursuant to Section 6(b) (in any such case, a "Breach"), or receives notice that (A) any document required to be included in the Mortgage File related to any Mortgage Loan is not in the Trustee's possession within the time period required herein or (B) such document has not been properly executed or is otherwise defective on its face (the circumstances in the foregoing clauses (A) and (B), in each case, a "Defect" (including the "Defects" described below) in the related Mortgage
File), and if such Breach or Defect, as the case may be, materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein (any Breach or Defect that materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, a "Material Breach" or a "Material Document Defect," respectively), then the Seller shall, upon request of the Depositor, the Trustee, the applicable Master Servicer or the Special Servicer, not later than 90 days from the receipt by the Seller of such request (subject to the second succeeding paragraph, the "Initial Resolution Period"): (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects; (ii) repurchase the affected Mortgage Loan at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement); or (iii) substitute, in accordance with the Pooling and Servicing Agreement, one or more Qualified Substitute Trust Mortgage Loans (as defined in the Pooling and Servicing Agreement) for such affected Mortgage Loan (provided that in no event shall any substitution occur later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into the Collection Account any Substitution Shortfall Amount (as defined in the Pooling and Servicing Agreement) in connection therewith; provided, however, that if (i) such Material Breach or Material Document Defect is capable of being cured but not within the Initial Resolution Period, (ii) such Material Breach or Material Document Defect does not cause the related Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code), (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect within the Initial Resolution Period and (iv) the Seller has delivered to the Rating Agencies, the applicable Master Servicer, the Special Servicer and the Trustee an Officer's Certificate that describes the reasons that the cure was not effected within the Initial Resolution Period and the actions that it proposes to take to effect the cure and that states that it anticipates the cure will be effected within the additional 90-day period, then the Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach. If there exists a Breach of any representation or warranty that the related Mortgage Loan Documents or any particular Mortgage Loan Document requires the related Borrower to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan Document(s), then the Seller shall cure such Breach within the Initial Resolution Period by reimbursing the Trust Fund (by wire transfer of immediately available funds to the Collection Account) the reasonable amount of any such costs and expenses incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Borrower; provided, however, that in the event that any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase the related Mortgage Loan at the applicable Purchase Price, replace such Mortgage Loan and pay any applicable Substitution Shortfall Amount or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, Seller shall remit the amount of such costs and expenses and upon its making such remittance, Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made, the second preceding sentence describes the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Breach, and Seller shall not be obligated to repurchase, substitute or otherwise cure such Breach under any circumstances. With respect to any repurchase of a Mortgage Loan hereunder or with respect to any substitution of one or more Qualified Substitute Trust Mortgage Loans for a Mortgage Loan hereunder, (A) no such substitution may be made in any calendar month after the Determination Date for such month; (B) scheduled payments of principal and interest due with respect to the Qualified Substitute Trust Mortgage Loan(s) after the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced after the related Cut-off Date and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust on or prior to the related date of repurchase or substitution shall be part of the Trust Fund; and (C) scheduled payments of principal and interest due with respect to each such Qualified Substitute Trust Mortgage Loan on or prior to the Due Date in the month of substitution, and scheduled payments of principal and interest due with respect to each Mortgage Loan being repurchased or replaced and received by the applicable Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution shall not be part of the Trust Fund, and the Seller (or, if applicable, any person effecting the related repurchase or substitution in the place of the Seller) shall be entitled to receive such payments promptly following receipt by the applicable Master Servicer or Special Servicer, as applicable, under the Pooling and Servicing Agreement.

            Any of the following will cause a document in the Mortgage File to be deemed to have a "Defect" and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Note, unless the Mortgage File contains a signed lost note affidavit and indemnity; (b) the absence from the Mortgage File of the original signed Mortgage, unless there is included in the Mortgage File a certified copy of the Mortgage as recorded or as sent for recordation, together with a certificate stating that the original signed Mortgage was sent for recordation, or a copy of the Mortgage and the related recording information; (c) the absence from the Mortgage File of the item called for by clause (i) of the definition of Mortgage File in Section 3; (d) the absence from the Mortgage File of any intervening assignments required to create an effective assignment to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; (e) the absence from the Mortgage File of any required original letter of credit (unless such original has been delivered to the applicable Master Servicer and copy thereof is part of the Mortgage File), provided that such Defect may be cured by any substitute letter of credit or cash reserve on behalf of the related Borrower; or (f) the absence from the Mortgage File of the original or a copy of any required ground lease. Notwithstanding anything herein to the contrary, the failure to include a document checklist in a Mortgage File shall in no event constitute a Material Document Defect.

            Any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code) shall be deemed to materially and adversely affect the interest of Certificateholders therein and the Initial Resolution Period for the affected Mortgage Loan shall be 90 days following the earlier of (a) Seller's receipt of notice to Seller of the discovery of such Defect or Breach by any party to the Pooling and Servicing Agreement and (b) Seller's discovery of such Defect or Breach (which period shall not be subject to extension).

            If the Seller does not, as required by this Section 7, correct or cure a Material Breach or a Material Document Defect in all material respects within the applicable Initial Resolution Period (as extended pursuant to this Section 7), or if such Material Breach or Material Document Defect is not capable of being so corrected or cured within such period, then the Seller shall repurchase or substitute for the affected Mortgage Loan as provided in this
Section 7. If (i) any Mortgage Loan is required to be repurchased or substituted for as provided above, (ii) such Mortgage Loan is a Crossed Mortgage Loan that is a part of a Mortgage Group (as defined below) and (iii) the applicable Breach or Defect does not constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in such Mortgage Group (without regard to this paragraph), then the applicable Breach or Defect, as the case may be, will be deemed to constitute a Breach or Defect, as the case may be, as to any other Crossed Mortgage Loan in the Mortgage Group for purposes of the above provisions, and the Seller will be required to repurchase or substitute for such other Crossed Mortgage Loan(s) in the related Mortgage Group in accordance with the provisions of this Section 7 unless the Crossed Mortgage Loan Repurchase Criteria would be satisfied if Seller were to repurchase or substitute for only the affected Crossed Mortgage Loans as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph, and in the case of either such repurchase or substitution, all of the other requirements set forth in the Pooling and Servicing Agreement applicable to a repurchase or substitution, as the case may be, would be so satisfied. In the event that the Crossed Mortgage Loan Repurchase Criteria would be so satisfied, the Mortgage Loan Seller may elect either to repurchase or substitute for only the affected Crossed Mortgage Loan as to which the Material Document Defect or Material Breach exists or to repurchase or substitute for all of the Crossed Mortgage Loans in the related Mortgage Group. The determination of the Special Servicer as to whether the Crossed Mortgage Loan Repurchase Criteria have been satisfied shall be conclusive and binding in the absence of manifest error. The Seller shall be responsible for the cost of (and, if so directed by the Special Servicer, obtaining) any Appraisal required for the Special Servicer to determine if the Crossed Mortgage Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). For purposes of this paragraph, a "Mortgage Group" is any group of Mortgage Loans identified as a Mortgage Group on Schedule III to this Agreement.

            Notwithstanding the foregoing, if there is a Material Breach or Material Document Defect with respect to one or more Mortgaged Properties (but not all of the Mortgaged Properties) with respect to a Mortgage Loan, the Seller will not be obligated to repurchase or substitute for the entire Mortgage Loan if the affected Mortgaged Property may, pursuant to the partial release provisions of the related Mortgage Loan Documents, be released and the Mortgaged Property remaining after such release satisfies the requirements, if any, set forth in the Mortgage Loan Documents and (i) the Seller provides an opinion of counsel to the effect that such partial release would not cause an Adverse REMIC Event (as defined in the Pooling and Servicing Agreement) to occur, (ii) the Seller pays (or causes to be paid) the applicable release price required under the Mortgage Loan Documents and, to the extent not reimbursable out of the release price pursuant to the related Mortgage Loan Documents, any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust Fund in connection therewith, including any unreimbursed advances and interest thereon made with respect to the Mortgaged Property that is being released, and (iii) such cure by release of such Mortgaged Property is effected within the time periods specified for cure of a Material Breach or Material Document Defect in this Section 7.

            The Purchase Price or Substitution Shortfall Amount for any repurchased or substituted Mortgage Loan shall be payable to the Depositor or, subsequent to the assignment of the Mortgage Loans to the Trustee, the Trustee as its assignee, by wire transfer of immediately available funds to the account designated by the Depositor or the Trustee, as the case may be, and the Depositor or the Trustee, as the case may be, upon receipt of such funds (and, in the case of a substitution, the Mortgage File(s) for the related Qualified Substitute Trust Mortgage Loans), shall promptly release the related Mortgage File and Servicer File (and all other documents pertaining to such Mortgage Loan possessed by the Depositor or the Trustee, as applicable, or on its behalf, but excluding any draft documents, attorney/client privileged communications and documents prepared by the Depositor or the Trustee (or by the applicable Master Servicer or the Special Servicer on behalf of the Trust), as applicable, or any of its Affiliates solely for internal communication) or cause them to be released, to Seller and shall execute and deliver such instruments of transfer, endorsement or assignment as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto) and the related Mortgage Loan Documents and shall deliver to Seller any escrow payments and reserve funds held by it, or on its behalf, with respect to such repurchased or replaced Mortgage Loan.

            It is understood and agreed that the obligations of the Seller set forth in this Section 7 to cure, substitute for or repurchase a Mortgage Loan listed on Schedule II hereto constitute the sole remedies available to the Depositor and its successors and assigns against Seller respecting any Breach or Defect affecting such Mortgage Loan.

            Section 8. Crossed Mortgage Loans. With respect to any Crossed Mortgage Loan conveyed hereunder, to the extent that the Seller repurchases or substitutes for an affected Crossed Mortgage Loan in the manner prescribed above while the Trustee continues to hold any related Crossed Mortgage Loans, the Seller and the Depositor (on behalf of its successors and assigns) agree to modify upon such repurchase or substitution, the related Mortgage Loan Documents in a manner such that such affected Crossed Mortgage Loan repurchased or substituted for by the Seller, on the one hand, and any related Crossed Mortgage Loans still held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided, that the Seller shall have furnished to the Trustee, at the Seller's expense, an opinion of counsel that such modification shall not cause an Adverse REMIC Event; provided, further, that if such opinion cannot be furnished, the Seller and the Depositor hereby agree that such repurchase or substitution of only the affected Crossed Mortgage Loans, notwithstanding anything to the contrary herein, shall not be permitted (in which case, the Seller will be obligated to purchase or substitute for all Crossed Mortgage Loans in the related Mortgage Group (defined below)). Any reserve or other cash collateral or letters of credit securing the affected Crossed Mortgage Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan Documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof (unless otherwise modified in accordance with the Pooling and Servicing Agreement).

            Section 9. Rating Agency Fees; Costs and Expenses Associated with a Defeasance. The Seller shall pay all Rating Agency fees associated with an assumption of a Mortgage Loan to the extent such fees have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (xxviii)(1) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7. The Seller shall pay all reasonable costs and expenses associated with a defeasance of a Mortgage Loan to the extent such costs and expenses have not been paid by the related Borrower and such Borrower is not required to pay them under the terms of the related Mortgage Loan Documents in effect on or before the Closing Date, the payment of which fees shall constitute the sole remedy of any breach by a Seller of representation (liv)(F) set forth on Exhibit A hereto unless the Seller elects to repurchase or substitute for such Mortgage Loan in accordance with the second paragraph of Section 7.

            Section 10. Representations and Warranties of Depositor. Depositor hereby represents and warrants to Seller as of the date hereof, as follows:

            (a) Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as it is conducted, and is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification (except where the failure to qualify would not have a materially adverse effect on the consummation of any transactions contemplated by this Agreement).

            (b) The execution and delivery by Depositor of this Agreement and the performance of Depositor's obligations hereunder are within the corporate power of Depositor and have been duly authorized by Depositor and neither the execution and delivery by Depositor of this Agreement nor the compliance by Depositor with the provisions hereof, nor the consummation by Depositor of the transactions contemplated by this Agreement, will (i) conflict with or result in a breach of, or constitute a default under, the certificate of incorporation or by-laws of Depositor or, after giving effect to the consents or taking of the actions contemplated by clause (ii) of this paragraph (b), any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Depositor or its properties, or any of the provisions of any material indenture or mortgage or any other material contract or other instrument to which Depositor is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, contract or other instrument or (ii) require the consent of, notice to or any filing with any person, entity or governmental body, which has not been obtained or made by Depositor, except where, in any of the instances contemplated by clause (i) above or this clause (ii), the failure to do so will not have a material and adverse effect on the consummation of any transactions contemplated by this Agreement.

            (c) This Agreement has been duly executed and delivered by Depositor and this Agreement constitutes a legal, valid and binding instrument, enforceable against Depositor in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the rights of creditors generally and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law) and, as to rights of indemnification hereunder, subject to limitations of public policy under applicable securities laws.

            (d) There is no litigation, charge, investigation, action, suit or proceeding by or before any court, regulatory authority or governmental agency or body pending or, to the knowledge of Depositor, threatened against Depositor the outcome of which could be reasonably expected to materially and adversely affect the consummation of any transactions contemplated by this Agreement.

            Section 11. Survival of Certain Representations, Warranties and Covenants. The respective representations and warranties set forth in or made pursuant to this Agreement, and the respective obligations of the parties hereto under Sections 7 and 9 of this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the result thereof made by or on behalf of any party and will survive payment for the various transfers referred to herein and delivery of the Certificates or termination of this Agreement.

            Section 12. Transaction Expenses. Whether or not this Agreement is terminated, both the Depositor and the Seller agree to pay the transaction expenses incurred in connection with the transactions herein contemplated as set forth in the Closing Statement.

            Section 13. Recording Costs. Seller agrees to reimburse the Trustee or its designee all recording and filing fees and expenses incurred by the Trustee or its designee in connection with the recording or filing of the Mortgage Loan Documents listed in Section 3 of this Agreement, including Assignments. In the event Seller elects to engage a third party contractor to prepare, complete, file and record Assignments with respect to Mortgage Loans as provided in Section 3 of this Agreement, Seller shall contract directly with such contractor and shall be responsible for such contractor's compensation and reimbursement of recording and filing fees and other reimbursable expenses pursuant to their agreement.

            Section 14. Notices. All demands, notices and communications hereunder shall be in writing and effective only upon receipt, and, shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Depositor, addressed to the Depositor at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Edmund Taylor, Telecopy No.: (212) 743-4756 (with a copy to Casey McCutcheon, Esq., Legal & Compliance Department, Telecopy No.:
(917) 326-8433), or such other address or telecopy number as may be designated by the Depositor to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326,
Attention: Robert Barnes, Telecopy No.: (404) 239-0419, or such other address or telecopy number as may be designated by the Seller to the Depositor in writing.

            Section 15. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Depositor and the Trustee any disclosure information relating to any event reasonably determined in good faith by the Depositor as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Depositor within one (1) business day and in any event no later than two (2) Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Depositor as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two (2) Business Days following the Depositor's request for such disclosure language. The obligation of the Seller to provide the above referenced disclosure materials will terminate upon notice from the Depositor or the Trustee that the Trustee has filed a Form 15 with respect to the Trust Fund as to that fiscal year in accordance with Section 11.10(a) of the Pooling and Servicing Agreement. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 16. Examination of Mortgage Files. Upon reasonable notice, Seller, prior to the Closing Date, will make the Mortgage Files available to Depositor or its agent for examination during normal business hours at Seller's offices or such other location as shall otherwise be agreed upon by Depositor and Seller. The fact that Depositor or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of Depositor or the Trustee (for the benefit of the Certificateholders) to demand cure, repurchase, or other relief as provided herein.

            Section 17. Successors. This Agreement shall inure to the benefit of and shall be binding upon Seller and Depositor and their respective successors and permitted assigns, and nothing expressed in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such designated persons and for the benefit of no other person; it being understood that the rights of Depositor pursuant to this Agreement, subject to all limitations herein contained, including those set forth in Section 7 of this Agreement, may be assigned to the Trustee, for benefit of the Certificateholders, as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to such rights of Depositor hereunder, provided that the Trustee shall have no right to further assign such rights to any other Person. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership.

            Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS TO BE MADE AND PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO CHOICE OF LAW PRINCIPLES.

            Section 19. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

            Section 20. Further Assurances. Depositor and Seller agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts (and by each of the parties hereto on different counterparts), each of which when so executed and delivered will be an original, and all of which together will be deemed to constitute but one and the same instrument.

            Section 22. Treatment as Security Agreement. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by Seller to Depositor as provided in this Agreement be, and be construed as, a sale of the Mortgage Loans by Seller to Depositor. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans by Seller to Depositor to secure a debt or other obligation of Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to be property of Seller or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans:

            (a) this Agreement shall hereby create a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code in effect in the applicable state;

            (b) the conveyance provided for in this Agreement shall hereby grant from Seller to Depositor a security interest in and to all of Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

            (i) all accounts, contract rights (including any guarantees), general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in the Mortgage Loans, including the related Notes, Mortgages and title, hazard and other insurance policies, identified on the Mortgage Loan Schedule or that constitute Replacement Mortgage Loans, and all distributions with respect thereto payable after the Cut-off Date;

            (ii) all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in clause (i) above (including any accrued discount realized on liquidation of any investment purchased at a discount), in each case, payable after the Cut-off Date; and

            (iii) all cash and non-cash proceeds of the collateral described in clauses (i) and (ii) above payable after the Cut-off Date;

            (c) the possession by Depositor or its assignee of the Notes and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-306, 9-313 and 9-314 thereof) as in force in the relevant jurisdiction; and

            (d) notifications to persons holding such property, and acknowledgments, receipts, confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable), Depositor or its assignee for the purpose of perfecting such security interest under applicable law.

            The Seller at the direction of the Depositor or its assignee, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the proceeds thereof, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, Depositor and its assignee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction and may prepare and file such UCC Financing Statements as may be necessary or appropriate to accomplish the foregoing.

            Section 23. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation following the Closing Date in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by Seller at Seller's expense at the direction of Depositor accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of Depositor.

                                   *  *  *

            IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Loan Purchase Agreement to be duly executed and delivered as of the date first above written.

                                       COLUMN FINANCIAL, INC.,
                                          as Seller



                                       By: /s/ Jeffrey A. Altabef
                                           -------------------------------------
                                           Name: Jeffrey A. Altabef
                                           Title: Vice President



                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.,
                                          as Depositor



                                       By: /s/ Jeffrey A. Altabef
                                           -------------------------------------
                                           Name: Jeffrey A. Altabef
                                           Title: Vice President

                                                                    SCHEDULE I

                          SCHEDULE OF TRANSACTION TERMS

            This Schedule of Transaction Terms is appended to and incorporated by reference in the Mortgage Loan Purchase Agreement (the "Agreement"), dated as of June 1, 2007, between Column Financial, Inc. (the "Seller" or "Column") and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"). Capitalized terms used herein without definition have the meanings given them in or by reference in the Agreement or, if not defined in the Agreement, in the Pooling and Servicing Agreement.

            "Affiliate" means with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.

            "Assignments" has the meaning given set forth in Section 3 of this Agreement.

            "Borrower" means the borrower under a Mortgage Loan.

            "Breach" has the meaning set forth in Section 7 of this Agreement.

            "Certificate Purchase Agreement" means the Certificate Purchase Agreement, dated June 19, 2007, between Depositor and the Initial Purchaser.

            "Certificates" means the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C3, issued in multiple classes.

            "Closing" has the meaning set forth in Section 2 of this Agreement.

            "Closing Date" means June 29, 2007.

            "Closing Statement" means the closing statement dated as of the Closing Date and signed by, among others, the parties to this Agreement.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Column Indemnification Agreement" means that certain indemnification agreement, dated as of June 19, 2007, among the Underwriters, the Initial Purchaser, Column and the Depositor.

            "Crossed Mortgage Loan" means any Mortgage Loan which is cross-defaulted and cross-collateralized with any other Mortgage Loan.

            "Cut-off Date" means, individually and collectively, the applicable Due Dates for the respective Mortgage Loans occurring in June 2007 (or with respect to Mortgage Loans which had closing/funding dates in June 2007, the respective closing/funding dates of such Mortgage Loans).

            "Defect" has the meaning set forth in Section 7 of this Agreement.

            "Exception Report" means exceptions with respect to the representations and warranties made by the Seller as to the Mortgage Loans in
Section 6(a)(xii) and under the written certificate described in Section 4(b)(iii) of this Agreement, which exceptions are set forth in Schedule V attached hereto and made a part hereof.

            "Initial Purchaser" means Credit Suisse Securities (USA) LLC.

            "Initial Resolution Period" has the meaning set forth in Section 7 of this Agreement.

            "Loan Agreement" means, with respect to any Mortgage Loan, the loan agreement, if any, between the related Mortgage Loan Originator and the related Borrower, pursuant to which such Mortgage Loan was made.

            "Material Breach" has the meaning set forth in Section 7 of this Agreement.

            "Material Document Defect" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage File" means, collectively, the documents and instruments pertaining to a Mortgage Loan required to be included in the related Mortgage File pursuant to Section 3 (subject to the proviso in Section 1 of this Agreement).

            "Mortgage Group" has the meaning set forth in Section 7 of this Agreement.

            "Mortgage Loan" and "Mortgage Loans" have the respective meanings set forth in Recital II of this Agreement.

            "Mortgage Loan Documents" means, collectively, the documents and instruments pertaining to a Mortgage Loan to be included in either the related Mortgage File or the related Servicer File.

            "Mortgage Loan Originator" means any institution which originated a Mortgage Loan for a related Borrower.

            "Mortgage Loan Purchase Price" means the amount described in Section 2 of this Agreement.

            "Mortgage Loan Schedule" has the meaning set forth in Recital II of this Agreement.

             "Offering Circular" means the confidential offering circular dated June 19, 2007, describing certain classes of the Private Certificates.

            "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement creating the Trust Fund and the interests therein, dated as of June 1, 2007, among the Master Servicers, the Special Servicer, the Depositor and the Trustee, including, without limitation, the exhibits and schedules annexed thereto.

            "Private Certificates" means the Certificates that are not Publicly Offered Certificates.

            "Prospectus" means the Prospectus, dated April 10, 2007, that is a part of the Depositor's registration statement on Form S-3 (File No. 333-141613).

            "Prospectus Supplement" means the Prospectus Supplement, dated June 19, 2007, relating to the Publicly Offered Certificates.

            "Publicly Offered Certificates" means the Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A1, Class A-1-A2, Class A-M, Class A-J, Class B and Class C Certificates.

            "Servicer File" means, collectively, all documents, records and copies pertaining to a Mortgage Loan which are required to be included in the related Servicer File pursuant to Section 3 thereof.

            "Trust Fund" has the meaning set forth in Recital II of this Agreement.

            "Underwriters" means Credit Suisse Securities (USA) LLC, KeyBanc Capital Markets Inc., Greenwich Capital Markets, Inc. and Banc of America Securities LLC.

            "Underwriting Agreement" means the Underwriting Agreement, dated June 19, 2007, between the Depositor and the Underwriters.

                                                                     SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                 [see attached]

INFORMATION CONTAINED ON THIS DISKETTE DATED, TUESDAY, JUNE 19, 2007 IS SUBJECT TO COMPLETION OR AMENDMENT.

This diskette relates to the Offered Certificates in the Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-C3. The information contained on this diskette is provied to facilitate your review of the collateral underlying the Offered Certificates. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and the other doucments the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The information on this diskette supersedes any and all information contained in any previously furnished free writing prospectus and shall be superseded by any subsequently furnished similar materials. The commercial mortgage backed securities to which these materials relate, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to the issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. Prospective investors are advised to read carefully, the free writing prospectus and prospectus relating to the Offered Certificates in making their investment decisions.

Credit Suisse First Boston Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates Series 2007-C3



#       Crossed   #   Property Name
-----   -------   -   ----------------------------------------
    1             1   Main Plaza
    2             1   Mandarin Oriental


    3             1   Westwood Complex

    4             1   TRT Industrial Portfolio
  4.1                 Exel
  4.2                 Hanson Way
  4.3                 West Marine
  4.4                 Veterans Parkway
  4.5                 Pencader Drive
  4.6                 Southfield Parkway
  4.7                 Silver Springs
    5             1   Koger Center Office Park Portfolio
  5.1                 Pasco
  5.2                 Baker
  5.3                 Glades
  5.4                 Koger
  5.5                 Saint Lucie
  5.6                 Gilchrist
  5.7                 Dade
  5.8                 Duval
  5.9                 Franklin
 5.10                 Gadsden
 5.11                 Lake
 5.12                 Madison
 5.13                 Hendry
 5.14                 Monroe
 5.15                 Pinellas
    6             2   Marina Shores Apartments
    7             1   Ardenwood Corporate Park
    8             1   520 Broadway
    9             1   Wedgewood South
   10             1   Courtyard San Diego Downtown
   11             2   Autumn Chase
   13             2   250 West 85th Street
   14             1   Lexington Financial Center
   15             1   Holiday Inn Express Nashville
   16             1   Northyards Business Park
   17             1   Richardson Heights Village
   18             1   Coconut Marketplace
   19             2   Alexandria Park
   20             2   Barrington Place Apartments
   21             2   Marina Shores Waterfront Apartments
   23             2   Oak Hollow Apartments I & II
 23.1                 Oak Hollow Apartments II
 23.2                 Oak Hollow Apartments I
   24             1   Cornhusker Marriott and Office
   25             1   Quince Diamond Executive Center
   26             1   The Library
   27             1   Capital Square
   28             2   Barrington Park Townhomes
   29             1   Lassiter Shopping Center
   30             2   Towne Oaks South
   31             2   698 West End Avenue
   32             2   Allerton Place Apartments
   33             1   Palmer Crossing


   34             2   Westpointe Apartments
   35             1   Hampton Inn and Suites Riverwalk
   36             2   Schaumburg Villas





   37             2   Lake Jasmine Apartments
   38             1   Premier Corporate Centre
   39             1   216 Route 17
   40             2   Hamptons at Southpark Apartments
   41   (A)       1   Goodman Multifamily Portfolio
 41.1                 7861 Clay Avenue
 41.2                 716 Webster Avenue
 41.3                 17616 Cameron Street
 41.4                 1101 Walnut Avenue
 41.5                 316 11th Street
 41.6                 208 12th Street
 41.7                 119 11th Street
 41.8                 721 Williams Avenue
 41.9                 2516 Huntington Street
41.10                 7942 Glencoe Street
41.11                 618 Delaware Street
41.12                 716 Owen Avenue
   42   (A)       1   Goodman Industrial Portfolio
 42.1                 17922 Gothard Street
 42.2                 17422-28 Gothard Street
   43             1   Doubletree Charlottesville
   44             1   ShopRite Plaza
   46             1   Oekos - Dundalk Plaza
   47             1   The Oaks at Oak Brook
   48             2   Paces Village Apartments
   49             1   Shoppes at New Tampa
   50             2   Windmill Landing Apartments
   51             1   North Point Village
   52             1   Pine Plaza Retail



   53             1   Napa Junction
   54             1   Carneros Commons
   55             1   Avalon Park Town Center Phase I
   56             1   Castleberry Southard Crossing
   57             2   3111 Broadway
   58             2   Rosemont Casa Del Norte
   59             1   Pearl Street Mall Portfolio
 59.1                 1966 13th Street
 59.2                 1140 Pearl Street
 59.3                 801 Pearl Street
 59.4                 1308 Pearl Street
   60             1   Thunderbird Beltway Plaza
   61             1   Oekos - Amyclae Business Center
   62             1   Riverview Corporate Center
   63             2   925 West End Avenue
   64             1   Cooper Street Annex
   65             2   142 East 27th Street

   66             1   Gilbert Fiesta Shops

   67             1   Westbrook Plaza
   68             2   Longspur Crossing
   71             1   334 Canal Street
   72             2   North Park Crossing
   73             2   Walnut Bend
   76             2   Webster Lake Apartments
   77             1   Shilo Portland Oregon
   78             1   Pinecrest Shopping Center
   79             2   SoCo Apartments
   81             1   50 Cragwood
   82             1   Founders Crossing North
   83             1   River Run Plaza
   84             2   Madison Hall Apartments
   85             1   Kenton Corners
   86             1   1136 Santee Street Retail
   87             1   1001 Wade Avenue
   88             1   29 John Street
   89             2   89th Avenue Apartments
   91             1   Canoe Creek


   92             1   8 Brooks Avenue Apartments
   93             1   Shoppes at Yadkinville
   94             1   Comfort Inn Anaheim
   95             2   Brookford Place Apartments
   96             2   82 West 12th Street
   97             1   Hampton Inn Northlake
   98             1   Karric Square
  100             1   Wanamaker Crossing II
  101             1   Crestview Marketplace



  102             2   Charleswood Apartments
  103             1   Comfort Inn Skokie
  104             1   Town and Country Shopping Center
  106             1   Kohl's Lake Brandon
  107             2   California Oaks Apartments
  109             1   Deer Creek Crossings

  110             1   Hannaford Suites Hotel
  111             1   Park Plaza Retail
  112             1   Benjamin Center VII and IX

  114             2   Bear Creek
  115             1   Wal Mart Monona
  116             2   BTN Champaign Housing
  117             1   Joyce Business Park
  118             2   Quail Hollow Apartments
  119             1   Centre Stage at Walkertown
  121             1   Eagle Pointe Medical Office
  122             1   Corporate Centre
  123             1   Reddy Plaza Office






  127             1   Grand Pointe Shopping Center
  128             1   Schaumburg Retail






  129             1   Silverthorn Square
  130             1   Holiday Inn Express Cullman
  131             1   14720 Southlawn Lane
  132             2   The Groves Apartments
  133             2   Coronado Apartments
  135             1   Centerpoint Business Park
  136             1   Oak Lawn Train Station Retail
  137             1   The Shops at Library Court
  138             1   Executive Center III
  139             1   Centre at Kings Lake
  140             2   Pomona Apartments



140.1                 1660 Berkeley
140.2                 San Francisco Apartments
  141             2   Carriage Green Apartments
  142             2   Hillview Apartments
  144             1   1833 Massachusetts Avenue
  145             1   Park Plaza Office
  146             1   Walgreens - Vista
  147             1   Willow Plaza
  149             1   Fairfield Village Shopping
  150             1   Centre Terrace Office Building
  151             1   Highlands Ranch Marketplace
  153             1   Lincoln Plaza Pad
  154             1   North Park Retail
  156             1   Junction at Gretna
  157             1   Baytree Shopping Center






  158             1   46-72 Main Street
  159             1   Petsmart
  160             1   Rockbridge Shopping Center
  161             1   Cedar West Office Building
  162             1   Aspen Office Building
  163             1   The Shops of Travelers Rest
  164             1   Kirkland Central Retail
  165             1   Gardens Plaza Retail
  166             2   Regal Estates Apartments
  167             1   Butterfield Centre
  169             1   Chase Bank and Starbucks Strip Center
  170             1   Midway Retail Plaza
  172             2   Pine Lake Village Apartments
  173             1   West Mount Pleasant Avenue


  174             2   Sunset Plaza Apartments
  175             1   Westcreek Plaza


  177             2   Kingsley II Apartments
177.1                 1641 Kingsley Avenue
177.2                 1640 Kingsley Avenue
  178             2   Glendale Apartments
  180             2   Ridgestone Apartments
  181             1   401-431 North Raddant Road
  182             1   Fontana Retail




  183             1   Jackson Plaza
  184             1   South Boulder Road Medical Office
  185             1   Elmwood Plaza
  186             1   Liberty Commons
  187             1   Bank of America - Chicago
  188             1   West Grayhawk Shopping Center
  190             1   Brookhollow Office Building
  191             1   Loc N Key Self Storage
  192             1   CVS - GA
  193             1   Laurel Center
  194             1   Brookwood Shoppes
  195             2   Haddon Hall Apartments
  196             1   Bell Creek Medical Office
  197             1   Signature Bank
  198             1   Pine Grove Marketplace
  199             2   Day Heights Meadows Apartments
  200             1   Wachovia Bank

  201             2   Santa Fe Apartments
  203             1   Barron Street Industrial
  204             1   Arbor Tech
  205             1   Heights Plaza
  206             1   Gateway Retail Center



  207             1   Sharp's Mobile Home Park





  208             1   Maximum Mini Storage
  209             1   Douglasville Plaza
  210             1   Eagle Rock Blockbuster
  211             1   15235 Burbank Office
  212             2   Alexander and Hampshire Manor Apartments
  213             1   Greensboro Retail
  214             1   Parma Outlet Center
  215             1   Lakeshore Mobile Home Park
  216             1   6232 Manchester
  217             1   Shops at Harmony on the Lakes




  218             1   Colonial Mobile Home Park






  219             1   Salinas Medical




  220             2   Brooksville Apartments
  221             2   Kennedy Place Apartments
  222             1   Westwind Plaza

  223             2   Audubon Apartments
  224             1   98 East Avenue
  225             1   Coachella Retail
  226             1   Stewart's Mobile Home Park
  227             2   Brighton Manor Apartments
  228             1   4111 West 26th Street
  229             1   Lauderhill Plaza
  230             1   A-AAA Key Mini Storage
  231             1   Hampton Center Office Building
  232             2   Swallows Landing Apartments, LLC
  233             1   Wolfeboro Self Storage
  234             1   AG Edwards Building
  235             1   30th & University
  236             2   Adams Heights Mobile Home Park
  237             1   Lufkin Retail Center


  238             2   Patio De Las Fuente Apartments



#       Address                                                              City
-----   ------------------------------------------------------------------   -------------------
    1   1920 and 2010 Main Street                                            Irvine
    2   80 Columbus Circle                                                   New York


    3   5325, 5335, 5353, 5400, 5401, 5417 Westbard Avenue                   Bethesda
        and 5101 and 5110 Ridgefield Road
    4
  4.1   9750 Commerce Circle                                                 Weisenberg Township
  4.2   2030 Hanson Way                                                      Woodland
  4.3   860 Marine Drive                                                     Rock Hill
  4.4   370-380 Veterans Parkway                                             Bolingbrook
  4.5   405 Pencader Drive                                                   Pencader Hundred
  4.6   260 Southfield Parkway                                               Forest Park
  4.7   270 Old Silver Springs Road                                          Hampden Township
    5
  5.1   805 Executive Center Drive West                                      Saint Petersburg
  5.2   888 Executive Center Drive West                                      Saint Petersburg
  5.3   877 Executive Center Drive West                                      Saint Petersburg
  5.4   9721 Executive Center Drive                                          Saint Petersburg
  5.5   9800 4th Street North                                                Saint Petersburg
  5.6   801 94th Avenue North                                                Saint Petersburg
  5.7   9620 Executive Center Drive                                          Saint Petersburg
  5.8   9450 Koger Boulevard                                                 Saint Petersburg
  5.9   701 94th Avenue North                                                Saint Petersburg
 5.10   9549 Koger Boulevard                                                 Saint Petersburg
 5.11   9400 4th Street North                                                Saint Petersburg
 5.12   9600 Koger Boulevard                                                 Saint Petersburg
 5.13   9455 Koger Boulevard                                                 Saint Petersburg
 5.14   9720 Executive Center Drive                                          Saint Petersburg
 5.15   9500 Koger Boulevard                                                 Saint Petersburg
    6   2257 Willow Oak Circle                                               Virginia Beach
    7   34551 Ardenwood Boulevard and 6401-6607 Kaiser Drive                 Fremont
    8   520 Broadway                                                         Santa Monica
    9   4420, 4440 and 4510 Maryland Route 85                                Frederick
   10   530 Broadway                                                         San Diego
   11   4600 North Josey Lane                                                Carrollton
   13   250 West 85th Street                                                 New York
   14   250 West Main Street                                                 Lexington
   15   920 Broadway                                                         Nashville
   16   384 Northyards Boulevard                                             Atlanta
   17   100 South Central Expressway                                         Richardson
   18   4-484 Kuhio Highway                                                  Kappa
   19   8730 Belford Avenue                                                  Los Angeles
   20   2410 Allerton Way                                                    Charlotte
   21   21222 Nautique Boulevard                                             Cornelius
   23
 23.1   100 White Bluff Lane                                                 Cary
 23.2   100 Kempwood Drive                                                   Cary
   24   301 and 333 South 13 Street                                          Lincoln
   25   555 Quince Orchard Road                                              Gaithersburg
   26   299 Madison Avenue                                                   New York
   27   400 Locust Street                                                    Des Moines
   28   10963 Richards Court                                                 Lenexa
   29   4421 and 4441 Six Forks Road                                         Raleigh
   30   7800 Youree Drive                                                    Shreveport
   31   698 West End Avenue                                                  New York
   32   3201 Allerton Circle                                                 Greensboro
   33   5400-5451 Clark Road                                                 Sarasota


   34   2510 Canterbury Road                                                 Urbandale
   35   100 Passaic Avenue                                                   Harrison
   36   1010 Knollwood Drive                                                 Schaumburg





   37   1182 Redman Street                                                   Orlando
   38   3901-3960 Premier North Drive and 3816 West Linebaugh Avenue         Tampa
   39   216 Route 17 North                                                   Rochelle Park
   40   4605 Colony Road                                                     Charlotte
   41
 41.1   7861 Clay Avenue                                                     Huntington Beach
 41.2   716 South Webster Avenue                                             Anaheim
 41.3   17616 Cameron Street                                                 Huntington Beach
 41.4   1101 Walnut Avenue                                                   Huntington Beach
 41.5   316 11th Street                                                      Huntington Beach
 41.6   208 12th Street                                                      Huntington Beach
 41.7   119 11th Street                                                      Huntington Beach
 41.8   721 Williams Avenue                                                  Huntington Beach
 41.9   2516 Huntington Street                                               Huntington Beach
41.10   7942 Glencoe Street                                                  Huntington Beach
41.11   618 Delaware Street                                                  Huntington Beach
41.12   716 Owen Avenue                                                      Huntington Beach
   42
 42.1   17922 Gothard Street                                                 Huntington Beach
 42.2   17422-28 Gothard Street                                              Huntington Beach
   43   990 Hilton Heights Road                                              Charlottesville
   44   801 Miron Lane                                                       Ulster
   46   1401 Merritt Boulevard                                               Dundalk
   47   1600 16th Street                                                     Oak Brook
   48   3100 North Elm Street                                                Greensboro
   49   1640-1726 Bruce B. Downs Boulevard                                   Wesley Chapel
   50   10121 Windmill Lakes Boulevard                                       Houston
   51   7300 North Point Parkway                                             Alpharetta
   52   6005-6085 South Fort Apache Road                                     Las Vegas



   53   5055, 5075, 5085, 6040 and 6050 Main Street                          American Canyon
   54   851 Napa Valley Corporate Way and 2700 Napa Valley Corporate Drive   Napa
   55   3821 Avalon Park East Boulevard                                      Orlando
   56   5465-5485 Bethelview Road                                            Cumming
   57   3111 Broadway                                                        New York
   58   2125 North Las Vegas Boulevard                                       North Las Vegas
   59
 59.1   1966 13th Street                                                     Boulder
 59.2   1140-1148 Pearl Street                                               Boulder
 59.3   801-805 Pearl Street and 2010 8th Street                             Boulder
 59.4   1308 Pearl Street                                                    Boulder
   60   8360, 8378 and 8422 West Thunderbird Road                            Peoria
   61   1201, 1202, 1203 and 1204 Agora Place                                Bel Air
   62   2339 Route 70 West                                                   Cherry Hill
   63   925 West End Avenue                                                  New York
   64   1520-1540 West Interstate 20                                         Arlington
   65   142 East 27th Street                                                 New York

   66   183, 185 and 207 East Williams Field Road                            Gilbert

   67   668 Dawsonville Highway                                              Gainesville
   68   701 West Longspur Boulevard                                          Austin
   71   334 Canal Street                                                     New York
   72   310 Parramatta Lane                                                  Houston
   73   9944 Walnut Street                                                   Dallas
   76   11701 Washington Street                                              Northglenn
   77   11707 Northeast Airport Way                                          Portland
   78   156-248 South Pine Street                                            Burlington
   79   6300 South Congress Avenue                                           Austin
   81   50 Cragwood Plaza                                                    South Plainfield
   82   14801-14851 Founders Crossing Lane                                   Homer Glen
   83   20592 Illinois-21/Milwaukee Avenue                                   Deerfield
   84   6889 Idols Road                                                      Clemmons
   85   17000 Kenton Drive                                                   Cornelius
   86   1136-1138 Santee Street                                              Los Angeles
   87   1001 Wade Avenue                                                     Raleigh
   88   23-31 John Street (a/k/a 71-73 Nassau Street)                        New York
   89   162-20 and 164-03 89th Avenue                                        Jamaica
   91   3318 Canoe Creek Road                                                Saint Cloud


   92   8 Brooks Avenue                                                      Los Angeles
   93   948 State Street                                                     Yadkinville
   94   1251 North Harbor Boulevard                                          Anaheim
   95   50 Brookford Place Court                                             Winston-Salem
   96   82 West 12th Street                                                  New York
   97   3400 Northlake Parkway                                               Dekalb
   98   5771 Karric Square Drive                                             Dublin
  100   1223 Southwest Wanamaker Road                                        Topeka
  101   1326 North Ferdon Boulevard                                          Crestview



  102   12901 County Road 5                                                  Burnsville
  103   9333 Skokie Boulevard                                                Skokie
  104   12640-12818 Perkins Road                                             Baton Rouge
  106   11151 Lake Brandon Drive                                             Brandon
  107   2005 California Street                                               Mountain View
  109   42709 United States Highway 27                                       Davenport

  110   5900 East Galbraith Road                                             Cincinnati
  111   12001-12033 Pecos Street                                             Westminster
  112   5706 and 5910 Benjamin Center Drive                                  Tampa

  114   5535 Timber Creek Place Drive                                        Houston
  115   2101 Royal Avenue                                                    Monona
  116   Various                                                              Urbana-Champaign
  117   2434 East Joyce Boulevard                                            Fayetteville
  118   7561 Quail Meadow Lane                                               Charlotte
  119   3040 Old Hollow Road                                                 Walkertown
  121   9570 Kingston Court                                                  Englewood
  122   5757 Corporate Boulevard                                             Baton Rouge
  123   6825 South Galena Street                                             Centennial






  127   4747-4763 Wilson Avenue Southwest                                    Grandville
  128   1700 East Woodfield Road                                             Schaumburg






  129   14271 Powell Road                                                    Spring Hill
  130   2052 Hayes Drive Northwest                                           Cullman
  131   14720 Southlawn Lane                                                 Rockville
  132   6800 63rd Avenue North                                               Brooklyn Park
  133   9525 Lorene Lane                                                     San Antonio
  135   44345-44355 Lowtree Avenue                                           Lancaster
  136   5102-5116 West Museum Drive                                          Oak Lawn
  137   630 West 6th Street                                                  Los Angeles
  138   125 North Executive Drive                                            Brookfield
  139   20669 West Lake Houston Parkway                                      Humble
  140



140.1   1660 Berkeley Avenue                                                 Pomona
140.2   655 San Francisco Avenue                                             Pomona
  141   15899 East 13th Place                                                Aurora
  142   2119 East Alcy Road                                                  Memphis
  144   1833 Massachusetts Avenue                                            Lexington
  145   904, 910 and 920 West San Marcos Boulevard                           San Marcos
  146   310 Sycamore Avenue                                                  Vista
  147   2300 West Willow Road                                                Enid
  149   8183-8187 West Fairfield Drive                                       Pensacola
  150   1225 L Street                                                        Lincoln
  151   9385 South Colorado Boulevard                                        Highlands Ranch
  153   3165 East Lincoln Drive                                              Phoenix
  154   2900-80 North Park Way and 3800-30 30th Street                       San Diego
  156   100 Vaden Drive                                                      Gretna
  157   1525 Baytree Road                                                    Valdosta






  158   46 and 72 Main Street                                                Kennebunk
  159   4206 West Loop 250                                                   Midland
  160   1210 Rockbridge Road                                                 Norcross
  161   3109 Poplarwood Court                                                Raleigh
  162   3125 Poplarwood Court                                                Raleigh
  163   2 Benton Road                                                        Travelers Rest
  164   211 Kirkland Avenue                                                  Kirkland
  165   3645 South Town Center Drive                                         Las Vegas
  166   637 East Oak Street                                                  Seymour
  167   22 West 535 Butterfield Road                                         Glen Ellyn
  169   6556 Siegen Lane                                                     Baton Rouge
  170   3445 Midway Drive                                                    San Diego
  172   1325 Greens Parkway                                                  Houston
  173   17 West Mount Pleasant Avenue                                        Livingston


  174   3540 Sunset Drive                                                    Jackson
  175   12355 Potranco Road                                                  San Antonio


  177
177.1   1641 East Kingsley Avenue                                            Pomona
177.2   1640 East Kingsley Avenue                                            Pomona
  178   1400 Glenwood Road                                                   Glendale
  180   8710 Fondren Road                                                    Houston
  181   401-431 North Raddant Road                                           Batavia
  182   17070 Walnut Village Parkway                                         Fontana




  183   1100 South Jackson Road                                              McAllen
  184   1140 West South Boulder Road                                         Lafayette
  185   1673-1709 East Highland Avenue                                       San Bernardino
  186   12695 McManus Boulevard                                              Newport News
  187   1709 West 18th Street                                                Chicago
  188   14807 West Maple Road                                                Omaha
  190   1506 Brookhollow Drive                                               Santa Ana
  191   6720 South Tamiami Trail                                             Sarasota
  192   1172 Milford Church Road                                             Marietta
  193   5005 West Laurel Street                                              Tampa
  194   2609 Peachtree Parkway                                               Cumming
  195   505 University Avenue                                                Rochester
  196   7347 Bell Creek Road South                                           Mechanicsville
  197   1071 Har-Ber Lakes Drive                                             Springdale
  198   8800 East Point Douglas Road                                         Cottage Grove
  199   20 Meadow Drive                                                      Milford
  200   1360 US Highway 1                                                    Jupiter

  201   5231 Blanco Road                                                     San Antonio
  203   3918-3934 Barron Street                                              Metairie
  204   1050 Arbor Tech Drive                                                Hebron
  205   722 Mantua Pike                                                      Woodbury Heights
  206   3924 North Prince Street                                             Clovis



  207   5620 Lake Lizzie Drive                                               Saint Cloud





  208   3835 West Avenue                                                     San Antonio
  209   6968 Douglas Boulevard                                               Douglasville
  210   2175 Colorado Boulevard                                              Los Angeles
  211   15235 Burbank Boulevard                                              Los Angeles
  212   2734 and 2742 Hampshire Road                                         Cleveland Heights
  213   1724 Battleground Avenue                                             Greensboro
  214   7402 Broadview Road                                                  Parma
  215   34360 Northeast Colorado Lake Drive                                  Corvallis
  216   6224-6242 West Manchester Avenue                                     Los Angeles
  217   402 Argonne Terrace                                                  Canton




  218   5595 East Irlo Bronson Memorial Highway                              Saint Cloud






  219   680 East Romie Lane                                                  Salinas




  220   33-41 McKinley Street                                                Brookville
  221   125 Kicker Street                                                    Tuscaloosa
  222   10565 West Indian School Road                                        Avondale

  223   333, 335 and 337 Audubon Drive                                       Danville
  224   98-100 East Avenue                                                   Norwalk
  225   1030 6th street                                                      Coachella
  226   3145 Stewart Road                                                    Vestal
  227   401 Lakeview Drive                                                   Clute
  228   4111 West 26th Street                                                Chicago
  229   1601 Northwest 38th Avenue                                           Lauderhill
  230   3951 Lamar Avenue                                                    Memphis
  231   150 Pleasant Drive                                                   Center Township
  232   16249-16273 Dahlgren Road                                            King George
  233   601 Center Street                                                    Wolfeboro
  234   430 West Stetson Avenue                                              Hemet
  235   3911-3913 30th Street and 3002, 3010 and 3012 University Avenue      San Diego
  236   1919 Southeast Adams Street                                          Topeka
  237   4206 South Medford Drive                                             Lufkin


  238   325 East 6th Street                                                  Royal Oak



#       County                State   Code    Type           Sub-type
-----   -------------------   -----   -----   ------------   ------------------------------------
    1   Orange                CA      92614   Office         Central Business District
    2   New York              NY      10023   Hotel          Full Service


    3   Montgomery            MD      20816   Mixed Use      Retail/Office/Multifamily/Healthcare

    4
  4.1   Lehigh                PA      19530   Industrial     N/A
  4.2   Yolo                  CA      95776   Industrial     N/A
  4.3   York                  SC      29730   Industrial     N/A
  4.4   Will                  IL      60440   Industrial     N/A
  4.5   New Castle            DE      19702   Industrial     N/A
  4.6   Clayton               GA      30297   Industrial     N/A
  4.7   Cumberland            PA      17055   Industrial     N/A
    5
  5.1   Pinellas              FL      33702   Office         Suburban
  5.2   Pinellas              FL      33702   Office         Suburban
  5.3   Pinellas              FL      33702   Office         Suburban
  5.4   Pinellas              FL      33702   Office         Suburban
  5.5   Pinellas              FL      33702   Office         Suburban
  5.6   Pinellas              FL      33702   Office         Suburban
  5.7   Pinellas              FL      33702   Office         Suburban
  5.8   Pinellas              FL      33702   Office         Suburban
  5.9   Pinellas              FL      33702   Office         Suburban
 5.10   Pinellas              FL      33702   Office         Suburban
 5.11   Pinellas              FL      33702   Office         Suburban
 5.12   Pinellas              FL      33702   Office         Suburban
 5.13   Pinellas              FL      33702   Office         Suburban
 5.14   Pinellas              FL      33702   Office         Suburban
 5.15   Pinellas              FL      33702   Office         Suburban
    6   Virginia Beach City   VA      23451   Multifamily    Conventional
    7   Alameda               CA      94555   Office         Suburban
    8   Los Angeles           CA      90401   Office         Central Business District
    9   Frederick             MD      21703   Industrial     N/A
   10   San Diego             CA      92101   Hotel          Full Service
   11   Denton                TX      75010   Multifamily    Conventional
   13   New York              NY      10024   Multifamily    Conventional
   14   Fayette               KY      40507   Office         Central Business District
   15   Davidson              TN      37203   Hotel          Limited Service
   16   Fulton                GA      30313   Office         Central Business District
   17   Dallas                TX      75080   Retail         Anchored
   18   Kauai                 HI      96746   Retail         Unanchored
   19   Los Angeles           CA      90045   Multifamily    Conventional
   20   Mecklenburg           NC      28213   Multifamily    Conventional
   21   Mecklenburg           NC      28031   Multifamily    Conventional
   23
 23.1   Wake                  NC      27513   Multifamily    Conventional
 23.2   Wake                  NC      27513   Multifamily    Conventional
   24   Lancaster             NE      68508   Mixed Use      Hotel/Office
   25   Montgomery            MD      20878   Office         Suburban
   26   New York              NY      10017   Hotel          Full Service
   27   Polk                  IA      50309   Mixed Use      Office/Retail
   28   Johnson               KS      66210   Multifamily    Conventional
   29   Wake                  NC      27609   Retail         Anchored
   30   Caddo Parrish         LA      71105   Multifamily    Conventional
   31   New York              NY      10025   Multifamily    Conventional
   32   Guilford              NC      27409   Multifamily    Conventional
   33   Sarasota              FL      34233   Retail         Anchored


   34   Polk                  IA      50322   Multifamily    Conventional
   35   Hudson                NJ      07029   Hotel          Limited Service
   36   Cook                  IL      60194   Multifamily    Conventional





   37   Orange                FL      32839   Multifamily    Conventional
   38   Hillsborough          FL      33618   Office         Central Business District
   39   Bergen                NJ      07662   Office         Suburban
   40   Mecklenburg           NC      28226   Multifamily    Conventional
   41
 41.1   Orange                CA      92648   Multifamily    Conventional
 41.2   Orange                CA      92804   Multifamily    Conventional
 41.3   Orange                CA      92647   Multifamily    Conventional
 41.4   Orange                CA      92648   Multifamily    Conventional
 41.5   Orange                CA      92648   Multifamily    Conventional
 41.6   Orange                CA      92648   Multifamily    Conventional
 41.7   Orange                CA      92648   Multifamily    Conventional
 41.8   Orange                CA      92648   Multifamily    Conventional
 41.9   Orange                CA      92648   Multifamily    Conventional
41.10   Orange                CA      92647   Multifamily    Conventional
41.11   Orange                CA      92648   Multifamily    Conventional
41.12   Orange                CA      92648   Multifamily    Conventional
   42
 42.1   Orange                CA      92647   Industrial     N/A
 42.2   Orange                CA      92647   Industrial     N/A
   43   Albermarle            VA      22901   Hotel          Full Service
   44   Ulster                NY      12401   Retail         Anchored
   46   Baltimore             MD      21222   Retail         Anchored
   47   Dupage                IL      60523   Retail         Anchored
   48   Guilford              NC      27408   Multifamily    Conventional
   49   Pasco                 FL      33543   Retail         Anchored
   50   Harris                TX      77075   Multifamily    Conventional
   51   Fulton                GA      30022   Retail         Unanchored
   52   Clark                 NV      89148   Retail         Unanchored



   53   Napa                  CA      94503   Retail         Unanchored
   54   Napa                  CA      94558   Office         Suburban
   55   Orange                FL      32828   Mixed Use      Office/Retail/Multifamily
   56   Forsyth               GA      30040   Retail         Anchored
   57   New York              NY      10027   Multifamily    Conventional
   58   Clark                 NV      89030   Multifamily    Conventional
   59
 59.1   Boulder               CO      80302   Mixed Use      Office/Retail
 59.2   Boulder               CO      80302   Mixed Use      Office/Retail
 59.3   Boulder               CO      80302   Mixed Use      Office/Retail
 59.4   Boulder               CO      80302   Retail         Unanchored
   60   Maricopa              AZ      85381   Retail         Unanchored
   61   Harford               MD      21014   Retail         Unanchored
   62   Camden                NJ      08002   Office         Suburban
   63   New York              NY      10025   Multifamily    Conventional
   64   Tarrant               TX      76017   Retail         Anchored
   65   New York              NY      10016   Multifamily    Conventional

   66   Maricopa              AZ      85296   Retail         Unanchored

   67   Hall                  GA      30501   Retail         Anchored
   68   Travis                TX      78753   Multifamily    Conventional
   71   New York              NY      10013   Mixed Use      Retail/Multifamily
   72   Harris                TX      77073   Multifamily    Conventional
   73   Dallas                TX      75243   Multifamily    Conventional
   76   Adams                 CO      80233   Multifamily    Conventional
   77   Multnomah             OR      97220   Hotel          Full Service
   78   Racine                WI      53105   Retail         Anchored
   79   Travis                TX      78745   Multifamily    Conventional
   81   Middlesex             NJ      07080   Office         Suburban
   82   Will                  IL      60441   Retail         Unanchored
   83   Lake                  IL      60015   Retail         Unanchored
   84   Forsyth               NC      27012   Multifamily    Conventional
   85   Mecklenburg           NC      28031   Retail         Anchored
   86   Los Angeles           CA      90015   Retail         Unanchored
   87   Wake                  NC      27605   Office         Central Business District
   88   New York              NY      10038   Retail         Unanchored
   89   Queens                NY      11432   Multifamily    Conventional
   91   Osceola               FL      34772   Retail         Anchored


   92   Los Angeles           CA      90291   Mixed Use      Multifamily/Retail
   93   Yadkin                NC      27055   Retail         Anchored
   94   Orange                CA      92801   Hotel          Limited Service
   95   Forsyth               NC      27104   Multifamily    Conventional
   96   New York              NY      10011   Multifamily    Conventional
   97   Dekalb                GA      30345   Hotel          Limited Service
   98   Franklin              OH      43017   Retail         Unanchored
  100   Shawnee               KS      66615   Retail         Unanchored
  101   Okaloosa              FL      32536   Retail         Anchored



  102   Dakota                MN      55337   Multifamily    Conventional
  103   Cook                  IL      60077   Hotel          Limited Service
  104   East Baton Rouge      LA      70810   Retail         Anchored
  106   Hillsborough          FL      33511   Retail         Anchored
  107   Santa Clara           CA      94040   Multifamily    Conventional
  109   Polk                  FL      33837   Retail         Unanchored

  110   Hamilton              OH      45236   Hotel          Limited Service
  111   Adams                 CO      80234   Retail         Unanchored
  112   Hillsborough          FL      33634   Industrial     N/A

  114   Harris                TX      77084   Multifamily    Conventional
  115   Dane                  WI      53713   Retail         Anchored
  116   Champaign             IL      61820   Multifamily    Conventional
  117   Washington            AR      72703   Office         Suburban
  118   Mecklenburg           NC      28210   Multifamily    Conventional
  119   Forsyth               NC      27051   Retail         Anchored
  121   Denver                CO      80112   Office         Suburban
  122   East Baton Rouge      LA      70808   Office         Suburban
  123   Arapahoe              CO      80112   Office         Suburban






  127   Kent                  MI      49418   Retail         Unanchored
  128   Cook                  IL      60173   Retail         Unanchored






  129   Hernando              FL      34609   Retail         Unanchored
  130   Cullman               AL      35058   Hotel          Limited Service
  131   Montgomery            MD      20850   Industrial     N/A
  132   Hennepin              MN      55428   Multifamily    Conventional
  133   Bexar                 TX      78216   Multifamily    Conventional
  135   Los Angeles           CA      93534   Office         Suburban
  136   Cook                  IL      60453   Retail         Unanchored
  137   Los Angeles           CA      90017   Retail         Unanchored
  138   Waukesha              WI      53005   Office         Suburban
  139   Harris                TX      77346   Retail         Unanchored
  140



140.1   Los Angeles           CA      91768   Multifamily    Conventional
140.2   Los Angeles           CA      91767   Multifamily    Conventional
  141   Arapahoe              CO      80011   Multifamily    Conventional
  142   Shelby                TN      38114   Multifamily    Conventional
  144   Middlesex             MA      02420   Retail         Unanchored
  145   San Diego             CA      92078   Office         Suburban
  146   San Diego             CA      92083   Retail         Unanchored
  147   Garfield              OK      73703   Retail         Anchored
  149   Escambia              FL      32506   Retail         Anchored
  150   Lancaster             NE      68508   Office         Central Business District
  151   Douglas               CO      80126   Retail         Unanchored
  153   Maricopa              AZ      85016   Retail         Unanchored
  154   San Diego             CA      92104   Retail         Unanchored
  156   Pittsylvania          VA      24557   Retail         Anchored
  157   Lowndes               GA      31602   Retail         Unanchored






  158   York                  ME      04043   Mixed Use      Office/Retail
  159   Midland               TX      79707   Retail         Unanchored
  160   Gwinnett              GA      30093   Retail         Unanchored
  161   Wake                  NC      27604   Office         Central Business District
  162   Wake                  NC      27604   Office         Central Business District
  163   Greenville            SC      29690   Retail         Unanchored
  164   King                  WA      98033   Retail         Unanchored
  165   Clark                 NV      89135   Retail         Unanchored
  166   Jackson               IN      47274   Multifamily    Conventional
  167   Dupage                IL      60137   Retail         Unanchored
  169   East Baton Rouge      LA      70809   Retail         Unanchored
  170   San Diego             CA      92110   Retail         Unanchored
  172   Harris                TX      77067   Multifamily    Conventional
  173   Essex                 NJ      07039   Retail         Unanchored


  174   Hinds                 MS      39213   Multifamily    Conventional
  175   Bexar                 TX      78253   Retail         Unanchored


  177
177.1   Los Angeles           CA      91767   Multifamily    Conventional
177.2   Los Angeles           CA      91767   Multifamily    Conventional
  178   Los Angeles           CA      91201   Multifamily    Conventional
  180   Harris                TX      77074   Multifamily    Conventional
  181   Kane                  IL      60510   Industrial     N/A
  182   San Bernardino        CA      92336   Retail         Unanchored




  183   Hidalgo               TX      78503   Retail         Unanchored
  184   Boulder               CO      80026   Office         Suburban
  185   San Bernardino        CA      92404   Retail         Unanchored
  186   Newport News City     VA      23602   Office         Suburban
  187   Cook                  IL      60608   Retail         Unanchored
  188   Douglas               NE      68130   Retail         Unanchored
  190   Orange                CA      92705   Office         Suburban
  191   Sarasota              FL      34231   Self Storage   N/A
  192   Cobb                  GA      30060   Retail         Unanchored
  193   Hillsborough          FL      33607   Office         Central Business District
  194   Forsyth               GA      30041   Retail         Unanchored
  195   Monroe                NY      14607   Multifamily    Conventional
  196   Hanover               VA      23111   Office         Suburban
  197   Washington            AR      72762   Retail         Unanchored
  198   Washington            MN      55016   Retail         Anchored
  199   Clermont              OH      45150   Multifamily    Conventional
  200   Palm Beach            FL      33469   Retail         Unanchored

  201   Bexar                 TX      78216   Multifamily    Conventional
  203   Jefferson             LA      70002   Industrial     N/A
  204   Boone                 KY      41048   Industrial     N/A
  205   Gloucester            NJ      08097   Retail         Unanchored
  206   Curry                 NM      88101   Retail         Unanchored



  207   Osceola               FL      34771   Multifamily    Manufactured Housing





  208   Bexar                 TX      78213   Self Storage   N/A
  209   Douglas               GA      30135   Retail         Unanchored
  210   Los Angeles           CA      90041   Retail         Unanchored
  211   Los Angeles           CA      91411   Office         Central Business District
  212   Cuyahoga              OH      44106   Multifamily    Conventional
  213   Guilford              NC      27408   Retail         Unanchored
  214   Cuyahoga              OH      44134   Retail         Unanchored
  215   Linn                  OR      97333   Multifamily    Manufactured Housing
  216   Los Angeles           CA      90045   Mixed Use      Office/Retail
  217   Cherokee              GA      30115   Retail         Unanchored




  218   Osceola               FL      34771   Multifamily    Manufactured Housing






  219   Monterey              CA      93901   Office         Suburban




  220   Montgomery            OH      45309   Multifamily    Conventional
  221   Tuscaloosa            AL      35404   Multifamily    Conventional
  222   Maricopa              AZ      85323   Retail         Unanchored

  223   Danville City         VA      24540   Multifamily    Conventional
  224   Fairfield             CT      06851   Office         Central Business District
  225   Riverside             CA      92236   Retail         Unanchored
  226   Broome                NY      13850   Multifamily    Manufactured Housing
  227   Brazoria              TX      77531   Multifamily    Conventional
  228   Cook                  IL      60623   Office         Central Business District
  229   Broward               FL      33311   Industrial     N/A
  230   Shelby                TN      38118   Self Storage   N/A
  231   Beaver                PA      15001   Office         Suburban
  232   King George           VA      22485   Multifamily    Conventional
  233   Carroll               NH      03894   Self Storage   N/A
  234   Riverside             CA      92543   Office         Suburban
  235   San Diego             CA      92104   Retail         Unanchored
  236   Shawnee               KS      66607   Multifamily    Manufactured Housing
  237   Angelina              TX      75901   Retail         Unanchored


  238   Oakland               MI      48067   Multifamily    Conventional


                                 Units/
#       Property Seller          Pads          Balance        Balance (1)    Pool Balance    Balance (2)
-----   ----------------------   -------   -   ------------   ------------   ------------    ------------
    1   Column Financial, Inc.   582,871       $160,678,388   $160,678,388            6.0%   $160,678,388
    2   Column Financial, Inc.       248       $135,000,000   $135,000,000            5.0%   $135,000,000


    3   Column Financial, Inc.   710,870   (13) $95,000,000    $95,000,000            3.5%    $95,000,000

    4   Column Financial, Inc.                  $85,000,000    $85,000,000            3.2%    $85,000,000
  4.1                                           $25,820,000    $25,820,000                    $25,820,000
  4.2                            396,000        $19,150,000    $19,150,000                    $19,150,000
  4.3                            471,744        $14,800,000    $14,800,000                    $14,800,000
  4.4                            189,134         $9,200,000     $9,200,000                     $9,200,000
  4.5                            128,860         $6,050,000     $6,050,000                     $6,050,000
  4.6                            125,000         $5,280,000     $5,280,000                     $5,280,000
  4.7                            104,000         $4,700,000     $4,700,000                     $4,700,000
    5   Column Financial, Inc.                  $83,000,000    $83,000,000            3.1%    $83,000,000
  5.1                             87,128        $13,833,333    $13,833,333                    $13,833,333
  5.2                             69,379        $10,144,444    $10,144,444                    $10,144,444
  5.3                             66,222         $9,037,778     $9,037,778                     $9,037,778
  5.4                             48,451         $6,483,222     $6,483,222                     $6,483,222
  5.5                             52,985         $6,455,556     $6,455,556                     $6,455,556
  5.6                             49,470         $5,948,333     $5,948,333                     $5,948,333
  5.7                             38,901         $5,810,000     $5,810,000                     $5,810,000
  5.8                             30,426         $4,611,111     $4,611,111                     $4,611,111
  5.9                             40,403         $4,518,889     $4,518,889                     $4,518,889
 5.10                             36,763         $3,504,444     $3,504,444                     $3,504,444
 5.11                             33,441         $3,320,000     $3,320,000                     $3,320,000
 5.12                             38,939         $2,766,667     $2,766,667                     $2,766,667
 5.13                             31,683         $2,674,444     $2,674,444                     $2,674,444
 5.14                             29,395         $2,508,444     $2,508,444                     $2,508,444
 5.15                             22,904         $1,383,333     $1,383,333                     $1,383,333
    6   Column Financial, Inc.       392        $64,600,000    $64,600,000            2.4%    $64,600,000
    7   Column Financial, Inc.   307,657        $55,000,000    $55,000,000            2.0%    $49,651,509
    8   Column Financial, Inc.   111,583        $51,000,000    $51,000,000            1.9%    $51,000,000
    9   Column Financial, Inc.   463,846        $50,000,000    $50,000,000            1.9%    $50,000,000
   10   Column Financial, Inc.       245        $46,000,000    $46,000,000            1.7%    $46,000,000
   11   Column Financial, Inc.       690        $45,000,000    $45,000,000            1.7%    $45,000,000
   13   Column Financial, Inc.       126        $37,750,000    $37,750,000            1.4%    $37,750,000
   14   Column Financial, Inc.   357,361        $36,000,000    $36,000,000            1.3%    $32,497,204
   15   Column Financial, Inc.       287        $33,600,000    $33,600,000            1.3%    $30,280,698
   16   Column Financial, Inc.   274,268        $33,000,000    $33,000,000            1.2%    $33,000,000
   17   Column Financial, Inc.   203,526        $32,500,000    $32,500,000            1.2%    $28,873,681
   18   Column Financial, Inc.    66,041        $32,000,000    $32,000,000            1.2%    $32,000,000
   19   Column Financial, Inc.       160        $30,500,000    $30,500,000            1.1%    $30,500,000
   20   Column Financial, Inc.       348        $30,240,000    $30,240,000            1.1%    $30,240,000
   21   Column Financial, Inc.       290        $29,760,000    $29,760,000            1.1%    $29,760,000
   23   Column Financial, Inc.                  $26,520,000    $26,520,000            1.0%    $26,520,000
 23.1                                240        $13,920,000    $13,920,000                    $13,920,000
 23.2                                222        $12,600,000    $12,600,000                    $12,600,000
   24   Column Financial, Inc.       297        $26,500,000    $26,500,000            1.0%    $24,226,136
   25   Column Financial, Inc.   109,151        $26,000,000    $26,000,000            1.0%    $24,188,759
   26   Column Financial, Inc.        60        $25,400,000    $25,400,000            0.9%    $23,686,596
   27   Column Financial, Inc.   438,830        $25,000,000    $25,000,000            0.9%    $22,442,073
   28   Column Financial, Inc.       408        $24,000,000    $24,000,000            0.9%    $24,000,000
   29   Column Financial, Inc.    79,282        $23,000,000    $23,000,000            0.9%    $23,000,000
   30   Column Financial, Inc.       470        $22,880,000    $22,880,000            0.9%    $22,880,000
   31   Column Financial, Inc.        91        $22,000,000    $22,000,000            0.8%    $22,000,000
   32   Column Financial, Inc.       228        $21,440,000    $21,440,000            0.8%    $21,440,000
   33   Column Financial, Inc.   114,613        $21,300,000    $21,300,000            0.8%    $21,300,000


   34   Column Financial, Inc.       442        $21,160,000    $21,160,000            0.8%    $21,160,000
   35   Column Financial, Inc.       165        $21,000,000    $21,000,000            0.8%    $21,000,000
   36   Column Financial, Inc.       300        $20,565,000    $20,565,000            0.8%    $20,565,000





   37   Column Financial, Inc.       336        $17,300,000    $17,300,000            0.6%    $15,574,552
   38   Column Financial, Inc.   141,553        $16,950,000    $16,950,000            0.6%    $15,809,257
   39   Column Financial, Inc.    80,000        $16,650,000    $16,650,000            0.6%    $15,487,934
   40   Column Financial, Inc.       232        $16,320,000    $16,320,000            0.6%    $16,320,000
   41   Column Financial, Inc.                  $12,896,000    $12,896,000            0.5%    $12,896,000
 41.1                                 19         $2,867,400     $2,867,400                     $2,867,400
 41.2                                 22         $2,107,200     $2,107,200                     $2,107,200
 41.3                                 12         $1,401,700     $1,401,700                     $1,401,700
 41.4                                  7         $1,088,800     $1,088,800                     $1,088,800
 41.5                                  6           $916,100       $916,100                       $916,100
 41.6                                  6           $886,800       $886,800                       $886,800
 41.7                                  6           $862,700       $862,700                       $862,700
 41.8                                  6           $804,500       $804,500                       $804,500
 41.9                                  4           $584,800       $584,800                       $584,800
41.10                                  6           $560,700       $560,700                       $560,700
41.11                                  3           $433,400       $433,400                       $433,400
41.12                                  3           $381,900       $381,900                       $381,900
   42   Column Financial, Inc.                   $2,700,000     $2,700,000            0.1%     $2,536,037
 42.1                             20,676         $1,992,000     $1,992,000                     $1,871,032
 42.2                              7,321           $708,000       $708,000                       $665,006
   43   Column Financial, Inc.       240        $15,000,000    $15,000,000            0.6%    $14,568,513
   44   Column Financial, Inc.    69,561        $14,500,000    $14,500,000            0.5%    $14,500,000
   46   Column Financial, Inc.   183,670        $14,400,000    $14,400,000            0.5%    $13,400,722
   47   Column Financial, Inc.    67,143        $14,360,000    $14,360,000            0.5%    $14,360,000
   48   Column Financial, Inc.       198        $13,800,000    $13,800,000            0.5%    $13,800,000
   49   Column Financial, Inc.    68,501        $13,700,000    $13,700,000            0.5%    $12,945,188
   50   Column Financial, Inc.       259        $13,600,000    $13,600,000            0.5%    $13,600,000
   51   Column Financial, Inc.    57,769        $13,500,000    $13,500,000            0.5%    $13,500,000
   52   Column Financial, Inc.    32,194        $13,500,000    $13,463,231            0.5%    $11,449,942



   53   Column Financial, Inc.    32,264        $13,000,000    $13,000,000            0.5%    $12,509,003
   54   Column Financial, Inc.    77,175        $12,400,000    $12,400,000            0.5%    $12,400,000
   55   Column Financial, Inc.    40,008   (26) $12,250,000    $12,250,000            0.5%    $11,016,556
   56   Column Financial, Inc.    80,018        $12,000,000    $12,000,000            0.4%    $10,832,635
   57   Column Financial, Inc.        69        $11,500,000    $11,500,000            0.4%    $11,500,000
   58   Column Financial, Inc.       252        $11,500,000    $11,500,000            0.4%    $11,500,000
   59   Column Financial, Inc.                  $11,450,000    $11,439,977            0.4%     $9,652,886
 59.1                             19,839         $4,156,507     $4,152,869                     $3,504,130
 59.2                             15,413         $3,999,658     $3,996,157                     $3,371,898
 59.3                              9,769         $2,274,315     $2,272,324                     $1,917,354
 59.4                              3,000         $1,019,521     $1,018,628                       $859,504
   60   Column Financial, Inc.    68,600        $11,370,000    $11,370,000            0.4%    $11,370,000
   61   Column Financial, Inc.    48,429        $11,000,000    $11,000,000            0.4%    $10,240,954
   62   Column Financial, Inc.    81,500        $10,800,000    $10,800,000            0.4%    $10,203,659
   63   Column Financial, Inc.        54        $10,500,000    $10,500,000            0.4%    $10,500,000
   64   Column Financial, Inc.    87,857        $10,140,000    $10,140,000            0.4%     $9,451,391
   65   Column Financial, Inc.        41        $10,000,000    $10,000,000            0.4%    $10,000,000

   66   Column Financial, Inc.    35,406         $9,950,000     $9,950,000            0.4%     $9,274,975

   67   Column Financial, Inc.    49,450         $9,900,000     $9,900,000            0.4%     $9,081,761
   68   Column Financial, Inc.       252         $9,850,000     $9,850,000            0.4%     $9,850,000
   71   Column Financial, Inc.    13,400         $9,500,000     $9,500,000            0.4%     $7,986,331
   72   Column Financial, Inc.       336         $9,280,000     $9,280,000            0.3%     $9,280,000
   73   Column Financial, Inc.       260         $9,280,000     $9,280,000            0.3%     $9,280,000
   76   Column Financial, Inc.       194         $8,800,000     $8,800,000            0.3%     $8,195,989
   77   Column Financial, Inc.       200         $8,800,000     $8,751,829            0.3%     $6,904,437
   78   Column Financial, Inc.   102,054         $8,500,000     $8,500,000            0.3%     $7,937,368
   79   Column Financial, Inc.       122         $8,600,000     $8,600,000            0.3%     $8,600,000
   81   Column Financial, Inc.    90,379         $8,400,000     $8,400,000            0.3%     $8,173,424
   82   Column Financial, Inc.    39,362         $8,400,000     $8,400,000            0.3%     $7,544,697
   83   Column Financial, Inc.    46,171         $8,350,000     $8,334,311            0.3%     $7,057,917
   84   Column Financial, Inc.       128         $8,280,000     $8,280,000            0.3%     $8,280,000
   85   Column Financial, Inc.    62,526         $8,100,000     $8,100,000            0.3%     $7,522,848
   86   Column Financial, Inc.     7,504         $8,100,000     $8,092,690            0.3%     $6,803,833
   87   Column Financial, Inc.    55,672         $8,000,000     $8,000,000            0.3%     $8,000,000
   88   Column Financial, Inc.     6,290         $8,000,000     $8,000,000            0.3%     $8,000,000
   89   Column Financial, Inc.        72         $8,000,000     $8,000,000            0.3%     $8,000,000
   91   Column Financial, Inc.    61,333         $7,700,000     $7,700,000            0.3%     $6,947,048


   92   Column Financial, Inc.        19         $7,500,000     $7,500,000            0.3%     $7,500,000
   93   Column Financial, Inc.    90,917         $7,300,000     $7,300,000            0.3%     $6,561,018
   94   Column Financial, Inc.       119         $7,100,000     $7,086,302            0.3%     $5,966,950
   95   Column Financial, Inc.       108         $7,080,000     $7,080,000            0.3%     $7,080,000
   96   Column Financial, Inc.        24         $7,000,000     $7,000,000            0.3%     $7,000,000
   97   Column Financial, Inc.       121         $7,000,000     $7,000,000            0.3%     $6,031,729
   98   Column Financial, Inc.    58,896         $7,000,000     $7,000,000            0.3%     $6,034,864
  100   Column Financial, Inc.    32,991         $6,714,000     $6,708,228            0.2%     $5,672,147
  101   Column Financial, Inc.    66,882         $6,700,000     $6,693,968            0.2%     $5,629,582



  102   Column Financial, Inc.       114         $6,400,000     $6,400,000            0.2%     $5,638,746
  103   Column Financial, Inc.       134         $6,400,000     $6,383,173            0.2%     $5,439,157
  104   Column Financial, Inc.    79,548         $6,300,000     $6,300,000            0.2%     $5,294,586
  106   Column Financial, Inc.    90,094   (31)  $6,146,000     $6,146,000            0.2%     $6,146,000
  107   Column Financial, Inc.        42         $6,050,000     $6,050,000            0.2%     $6,050,000
  109   Column Financial, Inc.    26,933         $5,840,000     $5,840,000            0.2%     $5,541,716

  110   Column Financial, Inc.        79         $5,800,000     $5,795,193            0.2%     $4,920,430
  111   Column Financial, Inc.    42,050         $5,650,000     $5,650,000            0.2%     $5,278,422
  112   Column Financial, Inc.    69,369         $5,600,000     $5,600,000            0.2%     $5,060,327

  114   Column Financial, Inc.       200         $5,560,000     $5,560,000            0.2%     $5,560,000
  115   Column Financial, Inc.   203,393   (32)  $5,488,000     $5,488,000            0.2%     $5,488,000
  116   Column Financial, Inc.        83         $5,400,000     $5,400,000            0.2%     $5,400,000
  117   Column Financial, Inc.    40,216         $5,350,000     $5,339,404            0.2%     $4,489,419
  118   Column Financial, Inc.        90         $5,320,000     $5,320,000            0.2%     $5,320,000
  119   Column Financial, Inc.   102,081         $5,300,000     $5,300,000            0.2%     $4,953,907
  121   Column Financial, Inc.    31,388         $5,265,000     $5,250,118            0.2%     $4,424,587
  122   Column Financial, Inc.    46,773         $5,200,000     $5,189,901            0.2%     $4,375,539
  123   Column Financial, Inc.    50,287         $5,175,000     $5,164,955            0.2%     $4,354,832






  127   Column Financial, Inc.    25,435         $5,000,000     $5,000,000            0.2%     $4,664,776
  128   Column Financial, Inc.    10,362         $5,000,000     $5,000,000            0.2%     $4,370,210






  129   Column Financial, Inc.    28,820         $5,000,000     $5,000,000            0.2%     $4,741,836
  130   Column Financial, Inc.        78         $5,000,000     $4,986,484            0.2%     $3,879,504
  131   Column Financial, Inc.    39,000         $4,975,000     $4,971,069            0.2%     $4,242,828
  132   Column Financial, Inc.       120         $4,950,000     $4,950,000            0.2%     $4,369,079
  133   Column Financial, Inc.       178         $4,960,000     $4,940,306            0.2%     $4,213,319
  135   Column Financial, Inc.    27,660         $4,700,000     $4,700,000            0.2%     $4,131,932
  136   Column Financial, Inc.    11,111         $4,650,000     $4,650,000            0.2%     $4,346,532
  137   Column Financial, Inc.     9,894         $4,650,000     $4,650,000            0.2%     $4,334,106
  138   Column Financial, Inc.    55,862         $4,640,000     $4,631,087            0.2%     $4,328,477
  139   Column Financial, Inc.    20,948         $4,575,000     $4,575,000            0.2%     $4,005,986
  140   Column Financial, Inc.                   $4,549,000     $4,535,450            0.2%     $3,803,521



140.1                                 36         $2,712,000     $2,703,922                     $2,267,564
140.2                                 27         $1,837,000     $1,831,528                     $1,535,957
  141   Column Financial, Inc.       174         $4,500,000     $4,500,000            0.2%     $4,183,420
  142   Column Financial, Inc.       266         $4,500,000     $4,477,044            0.2%     $3,781,570
  144   Column Financial, Inc.    16,604         $4,300,000     $4,300,000            0.2%     $3,858,668
  145   Column Financial, Inc.    32,663         $4,200,000     $4,200,000            0.2%     $3,918,806
  146   Column Financial, Inc.    14,820         $4,200,000     $4,200,000            0.2%     $3,700,729
  147   Column Financial, Inc.   108,095         $4,200,000     $4,200,000            0.2%     $3,840,744
  149   Column Financial, Inc.    77,041         $4,000,000     $4,000,000            0.1%     $3,527,686
  150   Column Financial, Inc.    38,195         $4,000,000     $3,992,484            0.1%     $3,381,039
  151   Column Financial, Inc.    15,892         $3,860,000     $3,860,000            0.1%     $3,469,414
  153   Column Financial, Inc.    10,108         $3,660,000     $3,660,000            0.1%     $3,660,000
  154   Column Financial, Inc.    23,721         $3,500,000     $3,500,000            0.1%     $3,500,000
  156   Column Financial, Inc.    42,080         $3,450,000     $3,446,988            0.1%     $2,909,389
  157   Column Financial, Inc.    26,490         $3,400,000     $3,400,000            0.1%     $3,226,678






  158   Column Financial, Inc.    31,318         $3,400,000     $3,390,272            0.1%     $2,608,539
  159   Column Financial, Inc.    26,262         $3,350,000     $3,350,000            0.1%     $3,011,483
  160   Column Financial, Inc.    25,850         $3,337,500     $3,328,175            0.1%     $2,814,574
  161   Column Financial, Inc.    39,636         $3,250,000     $3,250,000            0.1%     $3,024,557
  162   Column Financial, Inc.    38,952         $3,200,000     $3,200,000            0.1%     $2,978,025
  163   Column Financial, Inc.    17,243         $3,200,000     $3,193,907            0.1%     $2,699,971
  164   Column Financial, Inc.     9,245         $3,175,000     $3,175,000            0.1%     $2,963,653
  165   Column Financial, Inc.     7,357         $3,150,000     $3,150,000            0.1%     $2,934,031
  166   Column Financial, Inc.        76         $3,130,000     $3,130,000            0.1%     $2,839,649
  167   Column Financial, Inc.    19,498         $3,100,000     $3,100,000            0.1%     $2,785,946
  169   Column Financial, Inc.     5,933         $3,100,000     $3,100,000            0.1%     $2,621,418
  170   Column Financial, Inc.    18,625         $3,100,000     $3,100,000            0.1%     $2,891,461
  172   Column Financial, Inc.        96         $3,000,000     $3,000,000            0.1%     $2,637,628
  173   Column Financial, Inc.     7,846         $3,000,000     $3,000,000            0.1%     $2,651,114


  174   Column Financial, Inc.       120         $2,960,000     $2,957,475            0.1%     $2,502,925
  175   Column Financial, Inc.    16,267         $2,950,000     $2,950,000            0.1%     $2,661,007


  177   Column Financial, Inc.                   $2,918,000     $2,900,550            0.1%     $2,458,730
177.1                                 33         $2,318,000     $2,304,138                     $1,953,165
177.2                                 10           $600,000       $596,412                       $505,565
  178   Column Financial, Inc.        20         $2,820,000     $2,820,000            0.1%     $2,624,084
  180   Column Financial, Inc.       104         $2,800,000     $2,800,000            0.1%     $2,530,664
  181   Column Financial, Inc.    54,569         $2,700,000     $2,700,000            0.1%     $2,418,951
  182   Column Financial, Inc.    18,565         $2,700,000     $2,700,000            0.1%     $2,429,711




  183   Column Financial, Inc.    11,400         $2,700,000     $2,697,803            0.1%     $2,295,268
  184   Column Financial, Inc.    15,930         $2,700,000     $2,692,646            0.1%     $2,284,482
  185   Column Financial, Inc.    23,423         $2,580,000     $2,580,000            0.1%     $2,580,000
  186   Column Financial, Inc.    25,387         $2,550,000     $2,543,039            0.1%     $2,148,216
  187   Column Financial, Inc.    12,000         $2,500,000     $2,500,000            0.1%     $2,247,933
  188   Column Financial, Inc.    10,782         $2,500,000     $2,495,250            0.1%     $2,105,520
  190   Column Financial, Inc.    19,372         $2,400,000     $2,400,000            0.1%     $2,235,072
  191   Column Financial, Inc.    33,998         $2,400,000     $2,400,000            0.1%     $2,247,444
  192   Column Financial, Inc.    10,125         $2,336,000     $2,336,000            0.1%     $1,968,881
  193   Column Financial, Inc.    39,539         $2,300,000     $2,300,000            0.1%     $1,987,053
  194   Column Financial, Inc.     6,500         $2,280,000     $2,273,819            0.1%     $1,930,269
  195   Column Financial, Inc.        77         $2,240,000     $2,240,000            0.1%     $1,973,910
  196   Column Financial, Inc.    15,856         $2,200,000     $2,200,000            0.1%     $1,938,319
  197   Column Financial, Inc.    10,182         $2,200,000     $2,198,177            0.1%     $1,866,370
  198   Column Financial, Inc.    11,191         $2,150,000     $2,150,000            0.1%     $1,935,449
  199   Column Financial, Inc.        72         $2,150,000     $2,148,213            0.1%     $1,823,413
  200   Column Financial, Inc.     5,838         $2,150,000     $2,148,171            0.1%     $1,939,442

  201   Column Financial, Inc.        86         $2,140,000     $2,130,050            0.1%     $2,007,553
  203   Column Financial, Inc.    46,146         $2,085,000     $2,083,281            0.1%     $1,769,854
  204   Column Financial, Inc.    33,180         $2,000,000     $2,000,000            0.1%     $1,764,550
  205   Column Financial, Inc.    17,350         $2,000,000     $1,992,238            0.1%     $1,697,646
  206   Column Financial, Inc.    21,600         $2,000,000     $1,989,756            0.1%     $1,683,013



  207   Column Financial, Inc.        87         $1,933,750     $1,933,750            0.1%     $1,755,865





  208   Column Financial, Inc.    39,750         $1,850,000     $1,847,643            0.1%     $1,433,627
  209   Column Financial, Inc.     7,538         $1,845,000     $1,841,503            0.1%     $1,554,344
  210   Column Financial, Inc.     6,341         $1,830,000     $1,826,296            0.1%     $1,530,911
  211   Column Financial, Inc.     5,162         $1,800,000     $1,795,028            0.1%     $1,520,257
  212   Column Financial, Inc.        52         $1,725,000     $1,725,000            0.1%     $1,513,776
  213   Column Financial, Inc.     9,273         $1,680,000     $1,680,000            0.1%     $1,517,590
  214   Column Financial, Inc.     8,000         $1,675,000     $1,673,556            0.1%     $1,414,656
  215   Column Financial, Inc.        45         $1,650,000     $1,647,114            0.1%     $1,407,856
  216   Column Financial, Inc.    12,800         $1,600,000     $1,600,000            0.1%     $1,494,002
  217   Column Financial, Inc.     9,542         $1,570,000     $1,570,000            0.1%     $1,411,648




  218   Column Financial, Inc.        68         $1,507,500     $1,507,500            0.1%     $1,334,319






  219   Column Financial, Inc.    10,885         $1,500,000     $1,500,000            0.1%     $1,334,590




  220   Column Financial, Inc.        48         $1,490,000     $1,483,185            0.1%     $1,274,641
  221   Column Financial, Inc.        36         $1,460,000     $1,457,238            0.1%     $1,232,971
  222   Column Financial, Inc.     6,192         $1,440,000     $1,440,000            0.1%     $1,280,701

  223   Column Financial, Inc.        75         $1,400,000     $1,400,000            0.1%     $1,241,997
  224   Column Financial, Inc.    11,947         $1,400,000     $1,397,340            0.1%     $1,181,592
  225   Column Financial, Inc.    10,800         $1,400,000     $1,391,987            0.1%     $1,184,801
  226   Column Financial, Inc.       121         $1,390,000     $1,383,160            0.1%     $1,176,716
  227   Column Financial, Inc.        73         $1,345,000     $1,345,000            0.1%     $1,214,296
  228   Column Financial, Inc.     7,204         $1,300,000     $1,298,963            0.0%     $1,107,552
  229   Column Financial, Inc.    24,300         $1,280,000     $1,280,000            0.0%     $1,141,222
  230   Column Financial, Inc.    59,920         $1,250,000     $1,250,000            0.0%     $1,203,246
  231   Column Financial, Inc.    14,076         $1,200,000     $1,199,029            0.0%     $1,020,717
  232   Column Financial, Inc.        24         $1,200,000     $1,197,814            0.0%     $1,018,533
  233   Column Financial, Inc.    35,800         $1,100,000     $1,099,136            0.0%       $938,656
  234   Column Financial, Inc.     6,552         $1,000,000     $1,000,000            0.0%       $935,979
  235   Column Financial, Inc.     8,963           $900,000       $898,309            0.0%       $759,134
  236   Column Financial, Inc.        60           $900,000       $896,008            0.0%       $773,191
  237   Column Financial, Inc.     5,943           $880,000       $878,478            0.0%       $751,940


  238   Column Financial, Inc.        10           $680,000       $679,457            0.0%       $579,251


                                                                                                          Maturity/
#       Leasehold       Built   Renovated   U/W (3)    Date (3)     Value          Ratio (1) (4)          Ratio (2) (4)
-----   -------------   -----   ---------   -------    ----------   ------------   -------------    ---   -------------    ---
    1   Fee              1988         N/A        79%   3/27/2007    $302,000,000            53.2%                  53.2%
    2   Fee              2003         N/A        75%   N/A          $361,000,000            37.4%                  37.4%


    3   Fee              1960        2006       100%   3/8/2007     $122,200,000            77.7%                  77.7%

    4                                                               $112,000,000            75.9%                  75.9%
  4.1   Fee              2006         N/A       100%   6/11/2007     $33,800,000
  4.2   Fee              2002         N/A       100%   12/31/2006    $25,400,000
  4.3   Fee              1994         N/A       100%   12/31/2006    $20,100,000
  4.4   Fee              2005         N/A       100%   12/31/2006    $12,800,000
  4.5   Fee              1989         N/A       100%   11/30/2006     $7,600,000
  4.6   Fee              1996         N/A       100%   11/30/2006     $6,600,000
  4.7   Fee              2001         N/A       100%   11/30/2006     $5,700,000
    5                                                               $104,800,000            79.2%                  79.2%
  5.1   Fee              2000         N/A        89%   3/31/2007     $16,200,000
  5.2   Fee              1987         N/A        99%   3/31/2007     $11,125,000
  5.3   Fee              1988         N/A        92%   3/31/2007     $10,100,000
  5.4   Fee              1974         N/A        92%   3/31/2007      $7,100,000
  5.5   Fee              1985         N/A        87%   3/31/2007      $8,500,000
  5.6   Fee              1984         N/A        85%   3/31/2007      $7,950,000
  5.7   Fee              1974         N/A       100%   3/31/2007      $6,400,000
  5.8   Fee              1973         N/A       100%   3/31/2007      $5,150,000
  5.9   Fee              1980         N/A        66%   3/31/2007      $5,100,000
 5.10   Fee              1980         N/A       100%   3/31/2007      $5,645,000
 5.11   Fee              1980         N/A        97%   3/31/2007      $5,500,000
 5.12   Fee              1972         N/A        85%   3/31/2007      $5,530,000
 5.13   Fee              1978         N/A        96%   3/31/2007      $4,200,000
 5.14   Fee              1974         N/A        86%   3/31/2007      $3,400,000
 5.15   Fee              1971         N/A        74%   3/31/2007      $2,900,000
    6   Fee              1991        2006        97%   3/27/2007     $80,750,000            80.0%                  80.0%
    7   Fee              1986        2003       100%   5/31/2006     $81,000,000            67.9%                  61.3%
    8   Fee              1981        2003       100%   4/1/2007      $75,000,000            68.0%                  68.0%
    9   Fee              2005        2006       100%   3/1/2007      $63,700,000            78.5%                  78.5%
   10   Fee              1928        2006        83%   N/A           $68,000,000            67.6%                  67.6%
   11   Fee              1987        2003        88%   3/20/2007     $53,800,000            83.6%                  83.6%
   13   Fee              1922        2001        96%   1/23/2007     $66,000,000            57.2%                  57.2%
   14   Fee              1986        1999        92%   3/31/2007     $47,000,000            76.6%                  69.1%
   15   Fee/Leasehold    1968        2006        73%   N/A           $43,525,000            77.2%                  69.6%
   16   Fee              1911        2006        90%   3/1/2007      $41,700,000            79.1%                  79.1%
   17   Fee              1956        2007        76%   4/3/2007      $41,175,000            78.9%                  70.1%
   18   Leasehold        1972        2006        93%   7/1/2007      $45,600,000            70.2%                  70.2%
   19   Fee              1949        2004        89%   3/5/2007      $38,300,000            79.6%                  79.6%
   20   Fee              1998         N/A        93%   3/27/2007     $37,800,000            80.0%                  80.0%
   21   Fee              1994        2005        93%   3/27/2007     $39,600,000            75.2%                  75.2%
   23                                                                $33,150,000            80.0%                  80.0%
 23.1   Fee              1986         N/A        98%   3/27/2007     $17,400,000
 23.2   Fee              1983         N/A        99%   3/27/2007     $15,750,000
   24   Fee/Leasehold    1983        2005        68%   N/A           $37,650,000            70.4%                  64.3%
   25   Fee              1990         N/A       100%   12/31/2006    $32,500,000            80.0%                  74.4%
   26   Fee              1912        2000        85%   N/A           $40,800,000            62.3%                  58.1%
   27   Fee              1985        2006        83%   3/1/2007      $39,500,000            63.3%                  56.8%
   28   Fee              1984        2006        98%   4/30/2007     $30,800,000            77.9%                  77.9%
   29   Fee              1966        2006       100%   4/1/2007      $28,750,000            80.0%                  80.0%
   30   Fee              1969        2005        97%   4/10/2007     $25,650,000            80.0%   (22)           80.0%   (22)
   31   Fee              1925        2003        98%   1/23/2007     $39,900,000            55.1%                  55.1%
   32   Fee              1997         N/A        88%   3/23/2007     $26,800,000            80.0%                  80.0%
   33   Fee              2006        2007        93%   3/1/2007      $21,800,000            77.1%   (22)           77.1%   (22)


   34   Fee              1973        2002        81%   4/6/2007      $24,300,000            80.0%   (22)           80.0%   (22)
   35   Fee/Leasehold    2005         N/A        75%   N/A           $28,700,000            73.2%                  73.2%
   36   Fee              1979        2004        93%   3/14/2007     $32,700,000            62.9%                  62.9%





   37   Fee              1973        2001        84%   4/11/2007     $22,300,000            77.6%                  69.8%
   38   Fee              1984        2005        97%   3/12/2007     $22,500,000            75.3%                  70.3%
   39   Fee              1989        1999       100%   6/11/2007     $21,200,000            78.5%                  73.1%
   40   Fee              1986        2004        94%   3/23/2007     $20,400,000            80.0%                  80.0%
   41                                                                $23,840,000            55.4%                  54.8%
 41.1   Fee              1975        2002       100%   4/1/2007       $4,810,000
 41.2   Fee              1991        2002       100%   4/1/2007       $3,400,000
 41.3   Fee              1978        2002        92%   4/1/2007       $2,750,000
 41.4   Fee              1960        2002       100%   4/1/2007       $2,250,000
 41.5   Fee              1970        2002       100%   4/1/2007       $1,560,000
 41.6   Fee              1970        2002       100%   4/1/2007       $1,590,000
 41.7   Fee              1974        2002       100%   4/1/2007       $1,760,000
 41.8   Fee              1985        2002       100%   4/1/2007       $1,520,000
 41.9   Fee              1975        2002       100%   4/1/2007       $1,320,000
41.10   Fee              1981        2002       100%   4/1/2007       $1,330,000
41.11   Fee              1973        2002       100%   4/1/2007         $770,000
41.12   Fee              1966        2002       100%   4/1/2007         $780,000
   42                                                                 $4,310,000            55.4%                  54.8%
 42.1   Fee              1985        2006       100%   4/1/2007       $3,100,000
 42.2   Fee              1990        2006       100%   4/1/2007       $1,210,000
   43   Fee              1984        2006        68%   N/A           $19,200,000            78.1%                  75.9%
   44   Fee              1992        2002       100%   12/31/2006    $18,125,000            80.0%                  80.0%
   46   Fee              1968        1990        84%   3/5/2007      $21,000,000            68.6%                  63.8%
   47   Fee              1989        2005        77%   2/1/2007      $19,700,000            72.9%                  72.9%
   48   Fee              1988        2006        94%   3/23/2007     $17,250,000            80.0%                  80.0%
   49   Fee              2006         N/A        97%   2/1/2007      $19,725,000            69.5%                  65.6%
   50   Fee              1983        2007        96%   3/12/2007     $17,075,000            79.6%                  79.6%
   51   Fee              2000        2005        97%   2/1/2007      $19,400,000            69.6%                  69.6%
   52   Fee              2006         N/A        81%   2/20/2007     $18,350,000            65.2%   (22)           54.2%   (22)



   53   Fee              2006         N/A        81%   2/28/2007     $19,400,000            67.0%                  64.5%
   54   Fee              2000        2001        97%   3/31/2007     $16,500,000            75.2%                  75.2%
   55   Fee              1999        2003        96%   2/1/2007      $16,900,000            72.5%                  65.2%
   56   Fee              2006         N/A        82%   3/22/2007     $15,700,000            76.4%                  69.0%
   57   Fee              1941        1989        97%   2/28/2007     $19,500,000            59.0%                  59.0%
   58   Fee              1997        2005        88%   4/16/2007     $14,700,000            78.2%                  78.2%
   59                                                                $14,600,000            78.4%                  66.1%
 59.1   Fee              1925        2003        96%   5/3/2007       $5,300,000
 59.2   Fee              1878        2004       100%   5/3/2007       $5,100,000
 59.3   Fee              1911        2000       100%   5/3/2007       $2,900,000
 59.4   Fee              1940        2003       100%   5/3/2007       $1,300,000
   60   Fee              2006         N/A        97%   1/1/2007      $17,900,000            63.5%                  63.5%
   61   Fee              1995        2004        90%   3/5/2007      $15,000,000            73.3%                  68.3%
   62   Fee              1985        2005       100%   6/11/2007     $13,500,000            80.0%                  75.6%
   63   Fee              1901        2002       100%   1/23/2007     $20,100,000            52.2%                  52.2%
   64   Fee              1994         N/A       100%   4/18/2007     $14,200,000            71.4%                  66.6%
   65   Fee              1930        2002        95%   2/26/2007     $14,600,000            68.5%                  68.5%

   66   Fee              2005        2006        94%   3/1/2007      $12,990,000            76.6%                  71.4%

   67   Fee              2006         N/A        97%   3/31/2007     $12,900,000            76.7%                  70.4%
   68   Fee              1983        2005        94%   2/1/2007      $12,350,000            79.8%                  79.8%
   71   Fee              1910        2006        80%   5/16/2007     $14,800,000            64.2%                  54.0%
   72   Fee              1980        2006        88%   2/1/2007      $11,600,000            80.0%                  80.0%
   73   Fee              1979        2006        91%   4/5/2007      $10,100,000            80.0%   (22)           80.0%   (22)
   76   Fee              1972        2007        98%   3/26/2007     $11,000,000            80.0%                  74.5%
   77   Fee              1990        2004        63%   N/A           $15,000,000            58.3%                  46.0%
   78   Fee              1966        2002       100%   2/1/2007      $11,300,000            75.2%                  70.2%
   79   Fee              2003        2004        91%   3/26/2007     $11,000,000            78.2%                  78.2%
   81   Fee              1980        2004        97%   3/27/2007     $10,500,000            80.0%                  77.8%
   82   Fee              2005         N/A        90%   2/1/2007      $10,500,000            80.0%                  71.9%
   83   Fee              1985        2003       100%   3/1/2007      $11,350,000            73.4%                  62.2%
   84   Fee              1977        1997        93%   3/23/2007     $10,350,000            80.0%                  80.0%
   85   Fee              2000        2002       100%   3/21/2007     $10,200,000            79.4%                  73.8%
   86   Fee              1946        2002       100%   12/12/2006    $10,600,000            76.3%                  64.2%
   87   Fee              1956        2005        98%   4/26/2007     $10,000,000            80.0%                  80.0%
   88   Fee              1897        2006        95%   2/20/2007     $10,100,000            79.2%                  79.2%
   89   Fee              1924        1995        96%   4/17/2007     $10,300,000            77.7%                  77.7%
   91   Fee              2003         N/A       100%   4/19/2007      $9,700,000            79.4%                  71.6%


   92   Fee              1921        2006        53%   3/12/2007     $13,340,000            56.2%                  56.2%
   93   Fee              1971        2003       100%   2/1/2007       $9,125,000            80.0%                  71.9%
   94   Fee              1985        2006        78%   N/A           $10,250,000            69.1%                  58.2%
   95   Fee              1998        2005        88%   3/23/2007      $8,850,000            80.0%                  80.0%
   96   Fee              1900        2003       100%   2/27/2007     $10,200,000            68.6%                  68.6%
   97   Fee              1987        2006        56%   N/A            $9,700,000            72.2%                  62.2%
   98   Fee              1987         N/A        97%   3/14/2007      $8,800,000            79.5%                  68.6%
  100   Fee/Leasehold    2004        2005        88%   3/27/2007      $8,525,000            78.7%                  66.5%
  101   Fee              1998        2003       100%   4/1/2007       $7,625,000            79.9%   (22)           66.0%   (22)



  102   Fee              1970        1991        98%   3/21/2007      $8,050,000            79.5%                  70.0%
  103   Fee              1963        2006        71%   N/A           $10,500,000            60.8%                  51.8%
  104   Fee              1974        2001        98%   12/1/2006      $8,800,000            71.6%                  60.2%
  106   Fee              2006         N/A       100%   10/6/2006      $9,600,000            64.0%                  64.0%
  107   Fee              1961        2001       100%   5/7/2007       $8,070,000            75.0%                  75.0%
  109   Fee              2006         N/A        76%   2/27/2007      $7,600,000            69.6%   (22)           65.7%   (22)

  110   Fee              2001        2007        80%   N/A            $8,100,000            71.5%                  60.7%
  111   Fee              1984        2006        89%   12/1/2006      $7,950,000            71.1%                  66.4%
  112   Fee              1988        1990        97%   2/20/2007      $7,000,000            80.0%                  72.3%

  114   Fee              1982        2006        91%   2/1/2007       $6,950,000            80.0%                  80.0%
  115   Fee              2007         N/A       100%   6/11/2007      $8,470,000            64.8%                  64.8%
  116   Fee              1920        2005       100%   6/11/2007      $6,900,000            78.3%                  78.3%
  117   Fee              2003        2004       100%   4/2/2007       $6,725,000            79.4%                  66.8%
  118   Fee              1981        2004        99%   3/23/2007      $6,650,000            80.0%                  80.0%
  119   Fee              1987        2003        98%   3/29/2007      $6,650,000            79.7%                  74.5%
  121   Fee              2004         N/A        89%   12/6/2006      $6,900,000            76.1%                  64.1%
  122   Fee              1984        2005       100%   2/1/2007       $6,500,000            79.8%                  67.3%
  123   Fee              1996        2003        90%   4/1/2007       $6,900,000            72.0%   (22)           60.2%   (22)






  127   Fee              2004         N/A        90%   1/31/2007      $6,300,000            79.4%                  74.0%
  128   Fee              2006         N/A       100%   1/1/2007       $6,875,000            58.2%   (22)           49.0%   (22)






  129   Fee              2006         N/A        92%   2/27/2007      $6,600,000            75.8%                  71.8%
  130   Fee              2002        2006        68%   N/A            $7,300,000            68.3%                  53.1%
  131   Fee              1965        2005       100%   1/18/2007      $7,000,000            71.0%                  60.6%
  132   Fee              1967        2006        99%   2/7/2007       $7,350,000            67.3%                  59.4%
  133   Fee              1968        2005        96%   10/30/2006     $6,250,000            79.0%                  67.4%
  135   Fee              1985         N/A       100%   3/21/2007      $6,100,000            77.0%                  67.7%
  136   Fee              2006         N/A        86%   1/1/2007       $6,100,000            76.2%                  71.3%
  137   Fee              1955        2006       100%   2/14/2007      $6,500,000            71.5%                  66.7%
  138   Fee              1979        2002        90%   3/31/2007      $5,800,000            79.8%                  74.6%
  139   Fee              2005         N/A       100%   4/2/2007       $5,920,000            77.3%                  67.7%
  140                                                                 $6,090,000            74.5%                  62.5%



140.1   Fee              1961        2005        97%   3/6/2007       $3,590,000
140.2   Fee              1969        2006        70%   2/1/2007       $2,500,000
  141   Fee              1974        2006        87%   3/26/2007      $6,000,000            75.0%                  69.7%
  142   Fee              1968        2006        99%   9/30/2006      $6,200,000            72.2%                  61.0%
  144   Fee              1972        2006       100%   1/20/2007      $6,600,000            65.2%                  58.5%
  145   Fee              1984        2000        90%   3/1/2007       $6,300,000            66.7%                  62.2%
  146   Fee              2006         N/A       100%   2/24/2005      $6,800,000            61.8%                  54.4%
  147   Fee              1984        2001        96%   3/20/2007      $5,600,000            75.0%                  68.6%
  149   Fee              1978         N/A        98%   4/9/2007       $5,000,000            80.0%                  70.6%
  150   Fee              1990        2006       100%   11/21/2006     $5,350,000            74.6%                  63.2%
  151   Fee              1996         N/A       100%   4/2/2007       $5,200,000            74.2%                  66.7%
  153   Fee              1982        2005       100%   4/23/2007      $4,700,000            77.9%                  77.9%
  154   Fee              2006         N/A       100%   3/9/2007       $7,750,000            45.2%                  45.2%
  156   Fee              2001         N/A       100%   10/6/2006      $4,500,000            76.6%                  64.7%
  157   Fee              2000         N/A        89%   1/5/2007       $4,250,000            79.2%   (22)           75.1%   (22)






  158   Fee              1999         N/A        94%   12/1/2006      $4,900,000            69.2%                  53.2%
  159   Fee              1995        2001       100%   6/11/2007      $4,425,000            75.7%                  68.1%
  160   Fee              1985         N/A        92%   5/31/2007      $4,450,000            74.8%                  63.2%
  161   Fee              1981        2006        76%   4/16/2007      $4,700,000            69.1%                  64.4%
  162   Fee              1980        2006        80%   4/16/2007      $4,960,000            64.5%                  60.0%
  163   Fee              2006         N/A        92%   2/21/2007      $4,000,000            79.8%                  67.5%
  164   Fee              2006         N/A       100%   1/15/2007      $4,600,000            69.0%                  64.4%
  165   Fee              2006         N/A       100%   2/2/2007       $4,250,000            74.1%                  69.0%
  166   Fee              1991        2005       100%   2/1/2007       $4,500,000            69.6%                  63.1%
  167   Fee              1977        2005        90%   2/19/2007      $4,200,000            73.8%                  66.3%
  169   Fee              2007         N/A       100%   2/7/2007       $4,050,000            76.5%                  64.7%
  170   Fee              1985        2006       100%   2/1/2007       $4,900,000            63.3%                  59.0%
  172   Fee              1984        2006        98%   2/13/2007      $3,800,000            78.9%                  69.4%
  173   Fee              1996         N/A       100%   3/1/2007       $3,800,000            75.0%   (22)           65.8%   (22)


  174   Fee              1971        2007        96%   2/1/2007       $3,700,000            79.9%                  67.6%
  175   Fee              2005         N/A        88%   2/19/2007      $4,150,000            71.1%                  64.1%


  177                                                                 $4,130,000            70.2%                  59.5%
177.1   Fee              1962        1997        82%   4/5/2007       $3,280,788
177.2   Fee              1959        1997        90%   4/5/2007         $849,212
  178   Fee              1972         N/A       100%   12/1/2006      $4,700,000            60.0%                  55.8%
  180   Fee              1970        2003        92%   2/1/2007       $3,600,000            77.8%                  70.3%
  181   Fee              1997         N/A       100%   2/1/2007       $3,700,000            73.0%                  65.4%
  182   Fee              1992        2004        79%   4/1/2007       $3,950,000            63.3%   (22)           56.4%   (22)




  183   Fee              2006         N/A       100%   11/14/2006     $3,500,000            77.1%                  65.6%
  184   Fee              2001         N/A       100%   1/1/2007       $3,675,000            73.3%                  62.2%
  185   Fee              1958        2006        86%   3/1/2007       $3,500,000            73.7%                  73.7%
  186   Fee              1989        2000        80%   1/1/2007       $3,450,000            73.7%                  62.3%
  187   Fee              2006         N/A       100%   1/1/2006       $3,550,000            70.4%                  63.3%
  188   Fee              2005         N/A        85%   2/26/2007      $3,130,000            79.7%                  67.3%
  190   Fee              1974         N/A       100%   2/1/2007       $3,675,000            65.3%                  60.8%
  191   Fee              1984        2006       100%   3/20/2007      $4,200,000            57.1%                  53.5%
  192   Fee              1997         N/A       100%   6/11/2007      $3,050,000            76.6%                  64.6%
  193   Fee              1985        2003       100%   12/31/2006     $4,175,000            55.1%                  47.6%
  194   Fee              2006         N/A       100%   1/31/2007      $2,950,000            77.1%                  65.4%
  195   Fee              1928        2002        92%   3/31/2007      $2,800,000            80.0%                  70.5%
  196   Fee              1994        2006       100%   11/7/2006      $2,850,000            77.2%                  68.0%
  197   Fee              2006         N/A       100%   2/19/2007      $3,200,000            68.7%                  58.3%
  198   Fee              2006         N/A       100%   12/31/2006     $2,690,000            79.9%                  71.9%
  199   Fee              1973        2005        97%   3/29/2007      $3,100,000            69.3%                  58.8%
  200   Fee              1981        2004       100%   2/26/2007      $2,900,000            65.5%   (22)           58.3%   (22)

  201   Fee              1968        1996        95%   9/30/2006      $2,700,000            78.9%                  74.4%
  203   Fee              1972         N/A       100%   1/1/2007       $2,780,000            74.9%                  63.7%
  204   Fee              2005         N/A       100%   3/13/2007      $2,530,000            79.1%                  69.7%
  205   Fee              1980        2001        90%   3/29/2007      $2,900,000            68.7%                  58.5%
  206   Fee              2002         N/A        83%   2/28/2007      $2,700,000            68.3%   (22)           57.0%   (22)



  207   Fee              1977         N/A        98%   2/1/2007       $2,700,000            52.8%   (22)           46.2%   (22)





  208   Fee              1983        2001        98%   11/6/2006      $2,500,000            73.9%                  57.3%
  209   Fee              2005        2006        85%   4/1/2007       $2,350,000            78.4%                  66.1%
  210   Fee              1966        1996       100%   6/11/2007      $2,400,000            76.1%                  63.8%
  211   Fee              1961        2006       100%   1/12/2007      $2,800,000            64.1%                  54.3%
  212   Fee              1925        2006        88%   2/21/2007      $2,330,000            74.0%                  65.0%
  213   Fee              1963        2005       100%   2/28/2007      $2,100,000            80.0%                  72.3%
  214   Fee              2005         N/A        85%   3/15/2007      $2,440,000            68.6%                  58.0%
  215   Fee              1969         N/A        93%   4/16/2007      $2,350,000            70.1%                  59.9%
  216   Fee              1949        2001        94%   3/15/2007      $3,600,000            44.4%                  41.5%
  217   Fee              2006         N/A        90%   3/5/2007       $2,150,000            71.2%   (22)           63.8%   (22)




  218   Fee              1970        1983        99%   2/1/2007       $1,700,000            69.1%   (22)           58.9%   (22)






  219   Fee              1975        2006       100%   4/1/2007       $2,100,000            58.3%   (22)           50.5%   (22)




  220   Fee              1969        1999        98%   12/1/2006      $2,000,000            74.2%                  63.7%
  221   Fee              2003        2004        94%   9/30/2006      $1,825,000            79.8%                  67.6%
  222   Fee              2005         N/A       100%   11/1/2006      $2,250,000            64.0%                  56.9%

  223   Fee              1969         N/A        89%   3/27/2007      $2,080,000            67.3%                  59.7%
  224   Fee              1835        2001       100%   1/1/2007       $2,100,000            66.5%                  56.3%
  225   Fee              1969        2005        94%   11/14/2006     $2,550,000            54.6%                  46.5%
  226   Fee              1950        1998        99%   9/28/2006      $2,100,000            65.9%                  56.0%
  227   Fee              1975        2006       100%   2/1/2007       $1,735,000            77.5%                  70.0%
  228   Fee              1960        2004       100%   2/1/2007       $1,840,000            70.6%                  60.2%
  229   Fee              1978         N/A       100%   12/31/2006     $2,100,000            61.0%                  54.3%
  230   Fee              1973         N/A        74%   1/31/2007      $1,750,000            71.4%                  68.8%
  231   Fee              1990         N/A       100%   11/1/2006      $1,500,000            79.9%                  68.0%
  232   Fee              1984         N/A       100%   1/22/2007      $1,600,000            74.9%                  63.7%
  233   Fee              1988        2006        65%   4/5/2007       $1,500,000            73.3%                  62.6%
  234   Fee              2004         N/A       100%   6/11/2007      $1,780,000            56.2%                  52.6%
  235   Fee              1940        2005       100%   1/11/2007      $1,350,000            66.5%                  56.2%
  236   Fee              1977         N/A        95%   1/18/2007      $1,165,000            76.9%                  66.4%
  237   Fee              2001         N/A        81%   12/1/2006      $1,280,000            62.8%   (22)           52.9%   (22)


  238   Fee              1964        1987       100%   3/1/2007         $880,000            77.2%                  65.8%



#       EGI           Expenses      NOI           Period Ending   EGI           Expenses      NOI           Period Ending
-----   -----------   -----------   -----------   -------------   -----------   -----------   -----------   -------------
    1   $15,988,415    $6,664,915    $9,323,500       2/28/2007   $15,880,305    $6,585,996    $9,294,309      12/31/2006
    2   $97,216,574   $74,100,556   $23,116,018       4/30/2007   $80,730,250   $66,557,505   $14,172,744      12/31/2005


    3    $6,908,578    $1,142,200    $5,766,378      12/31/2006    $6,099,191      $944,351    $5,154,840      12/31/2005

    4
  4.1           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.2           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.3           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.4           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.5           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.6           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  4.7           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
    5
  5.1    $1,774,817      $791,741      $983,076      12/31/2006    $1,634,075      $655,265      $978,810      12/31/2005
  5.2    $1,301,533      $580,610      $720,922      12/31/2006    $1,198,321      $480,528      $717,794      12/31/2005
  5.3    $1,159,547      $517,271      $642,276      12/31/2006    $1,067,595      $428,106      $639,489      12/31/2005
  5.4      $831,798      $371,063      $460,735      12/31/2006      $765,836      $307,101      $458,735      12/31/2005
  5.5      $828,248      $369,479      $458,769      12/31/2006      $762,568      $305,790      $456,778      12/31/2005
  5.6      $763,171      $340,449      $422,723      12/31/2006      $702,652      $281,764      $420,888      12/31/2005
  5.7      $745,423      $332,531      $412,892      12/31/2006      $686,311      $275,211      $411,100      12/31/2005
  5.8      $591,606      $263,914      $327,692      12/31/2006      $544,691      $218,422      $326,270      12/31/2005
  5.9      $579,774      $258,636      $321,138      12/31/2006      $533,798      $214,053      $319,745      12/31/2005
 5.10      $449,620      $200,574      $249,046      12/31/2006      $413,965      $166,000      $247,965      12/31/2005
 5.11      $425,956      $190,018      $235,938      12/31/2006      $392,178      $157,264      $234,914      12/31/2005
 5.12      $354,963      $158,348      $196,615      12/31/2006      $326,815      $131,053      $195,762      12/31/2005
 5.13      $343,131      $153,070      $190,061      12/31/2006      $315,921      $126,685      $189,237      12/31/2005
 5.14      $321,834      $143,569      $178,264      12/31/2006      $296,312      $118,821      $177,491      12/31/2005
 5.15      $177,482       $79,174       $98,308      12/31/2006      $163,407       $65,526       $97,881      12/31/2005
    6    $5,618,123    $1,915,966    $3,702,157       3/31/2007    $5,553,654    $1,886,657    $3,666,997      12/31/2006
    7    $9,616,975    $1,426,764    $8,190,211      12/31/2006    $9,164,405    $1,469,640    $7,694,765      12/31/2005
    8    $3,326,757    $1,435,407    $1,891,350      12/31/2006    $2,989,750    $1,248,926    $1,740,824      12/31/2005
    9    $3,852,611      $689,883    $3,162,728       1/31/2007    $3,456,985      $598,789    $2,858,196      12/31/2006
   10   $14,399,143    $9,382,452    $5,016,691       2/28/2007   $14,214,070    $9,172,487    $5,041,583      12/31/2006
   11    $5,622,292    $2,624,419    $2,997,873      12/31/2006    $5,317,044    $2,519,318    $2,797,726      12/31/2005
   13    $3,903,146    $1,296,694    $2,606,452      12/31/2006    $3,359,992    $1,207,675    $2,152,317      12/31/2005
   14    $5,749,883    $2,373,522    $3,376,361       2/28/2007    $5,718,482    $2,345,738    $3,372,744      12/31/2006
   15    $8,434,298    $4,761,053    $3,673,245       3/31/2007    $8,292,439    $4,658,640    $3,633,799      12/31/2006
   16    $2,400,790      $616,186    $1,784,604       2/28/2007    $2,282,040      $614,642    $1,667,398      12/31/2006
   17           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   18    $3,756,932    $1,314,538    $2,442,394      12/31/2006    $3,238,854    $1,228,101    $2,010,753      12/31/2005
   19    $2,212,287    $1,030,528    $1,181,759       3/31/2007    $2,231,960      $844,113    $1,387,847      12/31/2006
   20    $3,295,763    $1,065,848    $2,229,915       3/31/2007    $3,227,475    $1,077,508    $2,149,967      12/31/2006
   21    $2,989,556      $897,943    $2,091,613       3/31/2007    $2,943,444      $901,905    $2,041,539      12/31/2006
   23
 23.1    $1,738,558      $606,019    $1,132,539       3/31/2007    $1,706,606      $657,272    $1,049,334      12/31/2006
 23.2    $1,698,972      $719,828      $979,144       3/31/2007    $1,666,420      $701,137      $965,283      12/31/2006
   24   $12,805,026   $10,464,354    $2,340,672       2/28/2007   $12,583,322   $10,402,337    $2,180,985      12/31/2006
   25    $2,670,857    $1,104,363    $1,566,494       2/28/2007    $2,593,109    $1,027,055    $1,566,054      12/31/2006
   26    $6,729,800    $3,243,648    $3,486,152       1/31/2007    $6,694,628    $3,224,933    $3,469,695      12/31/2006
   27    $6,991,027    $3,329,177    $3,661,850      12/31/2006    $6,620,399    $3,145,254    $3,475,145      12/31/2005
   28    $3,497,855    $1,420,523    $2,077,332       4/30/2007    $3,346,411    $1,379,791    $1,966,620      12/31/2006
   29    $1,904,887      $572,679    $1,332,208      12/31/2006    $1,954,040      $581,943    $1,372,097      12/31/2005
   30    $3,506,159    $1,349,632    $2,156,527       1/31/2007    $3,505,156    $1,355,037    $2,150,119      12/31/2006
   31    $2,344,924      $979,705    $1,365,219      12/31/2006    $2,156,980      $949,570    $1,207,410      12/31/2005
   32    $2,281,100      $686,664    $1,594,436       3/31/2007    $2,274,442      $686,653    $1,587,789      12/31/2006
   33           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A


   34    $3,313,153    $1,794,938    $1,518,215       3/31/2007    $3,344,072    $1,796,043    $1,548,029      12/31/2006
   35    $5,284,642    $3,139,607    $2,145,035       1/31/2007    $5,319,883    $3,162,791    $2,157,092      12/31/2006
   36    $3,068,413    $1,517,763    $1,550,650       2/28/2007    $2,833,569    $2,005,282      $828,287      12/31/2005





   37    $2,737,475    $1,318,189    $1,419,286       2/28/2007    $2,739,802    $1,287,244    $1,452,558      12/31/2006
   38    $2,518,195    $1,101,377    $1,416,818      12/31/2006    $2,048,682      $992,811    $1,055,871      12/31/2005
   39    $2,304,585      $788,872    $1,515,713      12/30/2006    $2,339,749      $783,172    $1,556,577      12/31/2005
   40    $2,129,577      $782,284    $1,347,293       3/31/2007    $2,082,885      $804,654    $1,278,231      12/31/2006
   41
 41.1      $318,636       $62,629      $256,007      12/31/2006      $307,463       $58,425      $249,038      12/31/2005
 41.2      $258,229       $71,345      $186,884      12/31/2006      $253,752       $69,130      $184,622      12/31/2005
 41.3      $164,446       $34,169      $130,277      12/31/2006      $159,130       $33,940      $125,190      12/31/2005
 41.4      $132,416       $29,367      $103,049      12/31/2006      $125,564       $29,769       $95,795      12/31/2005
 41.5      $101,178       $14,219       $86,959      12/31/2006       $93,608       $18,728       $74,880      12/31/2005
 41.6       $97,493       $21,602       $75,891      12/31/2006       $85,950       $22,442       $63,508      12/31/2005
 41.7       $95,246       $19,513       $75,733      12/31/2006       $89,927       $22,158       $67,769      12/31/2005
 41.8       $93,927       $21,044       $72,883      12/31/2006       $89,269       $20,659       $68,610      12/31/2005
 41.9       $74,984       $13,061       $61,923      12/31/2006       $72,800       $13,773       $59,027      12/31/2005
41.10       $68,253       $17,955       $50,298      12/31/2006       $64,929       $19,269       $45,660      12/31/2005
41.11       $47,669        $8,891       $38,778      12/31/2006       $46,443       $10,492       $35,951      12/31/2005
41.12       $41,580       $11,235       $30,345      12/31/2006       $21,039       $11,963        $9,076      12/31/2005
   42
 42.1      $248,609       $44,335      $204,274      12/31/2006      $240,950       $44,132      $196,818      12/30/2005
 42.2       $83,586       $17,418       $66,168      12/31/2006       $88,552       $16,981       $71,571      12/30/2005
   43    $7,803,485    $6,300,724    $1,502,761      11/30/2006    $7,167,929    $5,938,327    $1,229,602      12/31/2005
   44    $1,439,614      $508,277      $931,337      12/31/2006    $1,403,885      $505,401      $898,484      12/31/2005
   46    $1,719,275      $346,620    $1,372,655      12/31/2006    $1,672,759      $377,109    $1,295,650      12/31/2005
   47    $1,502,697      $365,738    $1,136,959       6/30/2006    $1,422,734      $350,215    $1,072,519       6/30/2005
   48    $1,652,371      $561,761    $1,090,610       3/31/2007    $1,634,987      $559,734    $1,075,253      12/31/2006
   49           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   50    $2,231,024    $1,068,494    $1,162,530       2/28/2007    $2,213,191    $1,076,196    $1,136,995      12/31/2006
   51    $1,500,145      $313,464    $1,186,681      12/31/2006    $1,451,460      $297,818    $1,153,642      12/31/2005
   52           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A



   53           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   54    $1,597,591      $437,354    $1,160,237      12/31/2006    $1,509,313      $365,458    $1,143,855      12/31/2005
   55    $1,760,849      $641,956    $1,118,893      12/31/2006    $1,526,174      $645,472      $880,702      12/31/2005
   56           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   57      $732,439      $370,076      $362,363      12/31/2006           N/A           N/A           N/A             N/A
   58    $1,614,383      $850,695      $763,688       1/31/2007    $1,592,868      $866,352      $726,516      12/31/2006
   59
 59.1      $472,957      $111,673      $361,284      12/31/2006      $450,189      $108,798      $341,391      12/31/2005
 59.2      $489,518       $95,104      $394,414      12/31/2006      $455,035      $106,776      $348,259      12/31/2005
 59.3      $285,635       $68,480      $217,155      12/31/2006      $253,599       $75,018      $178,581      12/31/2005
 59.4       $94,484       $21,862       $72,622      12/31/2006      $105,139       $22,395       $82,744      12/31/2005
   60           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   61    $1,243,177      $242,872    $1,000,305      12/31/2006    $1,154,051      $278,825      $875,226      12/31/2005
   62    $1,510,445      $649,084      $861,361      11/30/2006    $1,503,869      $617,938      $885,931      12/31/2005
   63      $987,609      $345,095      $642,514      12/31/2006      $865,179      $324,293      $540,886      12/31/2005
   64    $1,345,533       $56,297    $1,289,236       3/31/2007    $1,342,387      $397,124      $945,263      12/31/2006
   65      $783,878      $281,464      $502,414      12/31/2006      $730,184      $249,553      $480,631      12/31/2005

   66           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A

   67           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   68    $1,689,500      $982,429      $707,071      12/31/2006    $1,530,606      $890,671      $639,935      12/31/2005
   71           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   72    $1,925,606    $1,158,265      $767,341      12/30/2006    $1,558,817    $1,112,984      $445,833      12/31/2005
   73    $1,591,267      $958,266      $633,001       3/31/2007    $1,559,922      $854,848      $705,074      12/31/2006
   76    $1,423,114      $654,971      $768,143       2/28/2007    $1,393,035      $653,986      $739,049       9/30/2006
   77    $3,950,426    $2,960,816      $989,610       2/28/2007    $3,439,021    $2,398,876    $1,040,145      12/30/2005
   78      $963,690      $160,544      $803,146       3/31/2007      $913,122      $144,506      $768,616      12/31/2006
   79    $1,126,898      $570,245      $556,653       2/28/2007    $1,115,853      $560,807      $555,046      12/31/2006
   81    $1,272,921      $517,577      $755,344      12/31/2006    $1,036,920      $394,540      $642,380      12/31/2005
   82      $758,086      $269,059      $489,027       2/28/2007      $700,844      $274,035      $426,809      12/31/2006
   83    $1,040,339      $241,347      $798,992      12/31/2006      $952,288      $251,960      $700,328      12/31/2005
   84      $935,155      $327,997      $607,158       3/31/2007      $925,083      $330,541      $594,542      12/31/2006
   85      $854,219      $147,550      $706,669       2/28/2007      $860,116      $152,271      $707,845      12/31/2006
   86      $862,327       $64,060      $798,267      12/31/2006      $849,030       $62,810      $786,220      12/31/2005
   87           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   88      $531,415       $63,944      $467,471      12/31/2006           N/A           N/A           N/A             N/A
   89    $1,040,151      $388,464      $651,687       3/31/2007      $993,211      $388,463      $604,748      12/31/2006
   91      $939,150      $252,403      $686,747       3/31/2007      $941,310      $254,905      $686,405      12/31/2006


   92           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
   93      $903,587      $174,749      $728,838       1/31/2007      $901,714      $175,874      $725,840      12/31/2006
   94    $1,849,633    $1,246,848      $602,785       1/31/2007    $1,833,273    $1,242,443      $590,830      12/31/2006
   95      $885,883      $343,240      $542,643       3/31/2007      $884,454      $342,879      $541,575      12/31/2006
   96      $544,469      $198,393      $346,076      12/31/2006      $525,545      $186,464      $339,081      12/31/2005
   97    $2,100,031    $1,301,714      $798,317       3/31/2007    $2,019,350    $1,531,799      $487,551      12/31/2005
   98      $753,390      $264,384      $489,006       2/28/2007      $801,714      $268,326      $533,388      12/31/2006
  100           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  101      $840,004      $229,690      $610,314       3/31/2007      $824,902      $212,499      $612,403      12/31/2006



  102    $1,011,581      $365,453      $646,128       2/28/2007    $1,014,370      $364,149      $650,221      12/31/2006
  103    $3,452,985    $2,542,517      $910,468      12/31/2006    $2,512,325    $2,283,247      $229,078      12/31/2005
  104      $821,945      $172,897      $649,048      12/31/2006      $799,200      $159,775      $639,425      12/31/2005
  106           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  107      $696,036      $189,508      $506,528       3/31/2007      $612,965      $215,717      $397,248      12/31/2006
  109           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A

  110    $1,586,734      $920,590      $666,144       2/28/2007    $1,551,536      $868,830      $682,706      12/31/2006
  111           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  112      $565,246      $263,970      $301,276      12/20/2006           N/A           N/A           N/A             N/A

  114    $1,154,358      $750,723      $403,635      12/31/2006    $1,061,552      $677,039      $384,513      12/31/2005
  115           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  116      $496,316      $178,359      $317,957      12/31/2006      $404,803      $125,244      $279,559      12/31/2005
  117      $606,281      $123,442      $482,839      12/31/2006           N/A           N/A           N/A             N/A
  118      $765,960      $346,554      $419,406       3/31/2007      $767,938      $333,754      $434,184      12/31/2006
  119           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  121           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  122      $836,845      $320,212      $516,633       3/31/2007      $773,418      $324,084      $449,334      12/31/2006
  123      $807,462      $302,662      $504,800       1/31/2007      $799,707      $307,192      $492,515      12/31/2006






  127           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  128           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A






  129           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  130    $1,614,857      $993,571      $621,286      12/31/2006    $1,569,231      $968,144      $601,087      12/31/2005
  131      $586,961       $52,069      $534,892      12/31/2006      $566,921       $49,694      $517,227      12/31/2005
  132      $915,544      $484,230      $431,314       2/28/2007      $872,001      $444,883      $427,118      12/31/2006
  133    $1,088,977      $612,456      $476,521       9/30/2006           N/A           N/A           N/A             N/A
  135      $511,096       $56,524      $454,572       3/31/2007      $514,189       $99,141      $415,048      12/31/2006
  136           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  137           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  138      $903,412      $371,179      $532,233      12/31/2006      $851,064      $401,664      $449,400      12/31/2005
  139      $544,202      $161,204      $382,998      12/31/2006           N/A           N/A           N/A             N/A
  140



140.1      $339,451       $95,933      $243,518      12/31/2006      $304,382       $86,386      $217,996      12/31/2005
140.2      $203,959      $103,203      $100,756      12/31/2006      $190,435      $115,825       $74,610      12/31/2005
  141      $884,894      $458,089      $426,805       2/28/2007      $856,962      $441,145      $415,817      10/30/2006
  142    $1,623,063    $1,057,097      $565,966       3/31/2007    $1,584,840    $1,178,388      $406,452      12/31/2006
  144      $683,331      $168,256      $515,075      12/31/2006      $677,730      $181,446      $496,284      12/31/2005
  145      $539,224      $207,507      $331,717       2/28/2007      $542,452      $200,524      $341,928      12/31/2006
  146           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  147      $738,558      $113,570      $624,988       9/30/2006      $683,378      $108,925      $574,453      12/31/2005
  149      $557,487      $171,124      $386,363      12/31/2006      $491,604      $114,124      $377,480      12/31/2005
  150      $724,191      $254,318      $469,873      12/31/2006      $677,424      $261,352      $416,072      12/31/2005
  151      $514,296      $182,121      $332,175       2/28/2007      $497,424      $165,996      $331,428      12/31/2006
  153           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  154           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  156      $424,558       $85,923      $338,635      11/30/2006      $428,693       $85,159      $343,534      12/31/2005
  157      $384,326       $57,694      $326,632      12/31/2006      $371,093       $57,007      $314,086      12/31/2005






  158      $542,068      $165,973      $376,095      11/30/2006      $538,622      $163,677      $374,945      12/31/2005
  159           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  160      $462,847      $118,206      $344,641       8/31/2006      $441,769      $135,041      $306,728      12/31/2005
  161      $360,014      $211,566      $148,448      12/31/2006      $384,962      $209,818      $175,144      12/31/2005
  162      $424,657      $218,082      $206,575      12/31/2006      $359,784      $197,784      $162,000      12/31/2005
  163           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  164           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  165           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  166      $514,514       $95,095      $419,419      12/31/2006           N/A           N/A           N/A             N/A
  167           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  169           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  170      $358,221       $91,450      $266,771      12/31/2006      $364,257       $77,609      $286,648      12/31/2005
  172      $693,343      $394,202      $299,141       1/31/2007      $684,805      $397,478      $287,327      12/31/2006
  173      $392,941       $63,441      $329,500      12/31/2006      $381,499      $120,116      $261,383      12/31/2005


  174      $912,935      $514,947      $397,988      12/31/2006      $750,077      $564,819      $185,258      12/31/2005
  175           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A


  177
177.1      $299,076       $70,865      $228,211       9/30/2006      $296,808       $79,225      $217,583      12/31/2005
177.2       $87,312       $23,693       $63,619       9/30/2006       $92,606       $26,429       $66,177      12/31/2005
  178      $345,814       $49,760      $296,054      12/31/2006      $329,856       $43,349      $286,507      12/31/2005
  180      $605,487      $278,998      $326,489       2/28/2007      $594,910      $282,241      $312,669      12/31/2006
  181      $387,146       $91,942      $295,204      12/31/2006           N/A           N/A           N/A             N/A
  182      $266,011        $9,310      $256,701      12/31/2006           N/A           N/A           N/A             N/A




  183           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  184      $257,130       $96,507      $160,623      10/31/2006      $216,841       $89,140      $127,701      12/31/2005
  185      $251,559       $51,182      $200,377      12/31/2006      $250,709       $45,490      $205,219      12/31/2005
  186      $429,005       $65,715      $363,290      11/30/2006           N/A           N/A           N/A             N/A
  187           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  188      $302,462       $52,583      $249,879      12/31/2007           N/A           N/A           N/A             N/A
  190      $394,068      $162,330      $231,738       1/31/2007      $377,327      $164,061      $213,266      12/31/2006
  191      $447,247      $181,716      $265,531      12/31/2006      $402,915      $176,079      $226,836      12/31/2005
  192           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  193      $662,797      $360,090      $302,707      12/31/2006      $548,794      $322,547      $226,247      12/31/2005
  194           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  195      $477,035      $225,271      $251,764      12/31/2006      $447,322      $361,399       $85,923      12/31/2005
  196      $314,365       $93,700      $220,665      12/31/2006      $299,705      $109,477      $190,228      12/31/2005
  197           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  198           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  199      $444,758      $149,143      $295,615       2/28/2007      $446,004      $155,833      $290,171      12/31/2006
  200      $151,875       $61,891       $89,984      12/31/2006      $138,816       $69,652       $69,164      12/31/2005

  201      $540,193      $280,919      $259,274       9/30/2006      $532,300      $308,998      $223,302      12/31/2005
  203      $294,091       $66,246      $227,845      12/31/2006      $183,050       $56,502      $126,548      12/31/2005
  204      $224,134       $66,117      $158,017      12/31/2006           N/A           N/A           N/A             N/A
  205      $268,791       $65,686      $203,105      12/31/2006      $279,047       $62,437      $216,610      12/31/2005
  206      $145,721       $32,378      $113,343       9/30/2006      $122,224       $37,761       $84,463      12/31/2005



  207      $304,980       $45,487      $259,493       2/28/2007      $229,504       $96,323      $133,181       9/30/2006





  208      $346,942      $139,248      $207,694      10/31/2006      $336,007      $140,898      $195,109      12/31/2005
  209      $224,516       $53,536      $170,980      11/30/2006           N/A           N/A           N/A             N/A
  210           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  211      $225,508       $43,558      $181,950      12/31/2006      $192,333      $111,897       $80,436      12/31/2005
  212      $339,981      $161,186      $178,795      12/31/2006      $308,155      $173,178      $134,977      12/31/2005
  213           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  214      $184,749       $37,069      $147,680      12/31/2006           N/A           N/A           N/A             N/A
  215      $147,526       $43,019      $104,507      11/30/2006           N/A           N/A           N/A             N/A
  216      $305,473       $87,985      $217,488      12/31/2006      $299,668       $77,237      $222,431      12/31/2005
  217           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A




  218      $171,300       $51,841      $119,459       2/28/2007      $165,903       $72,196       $93,707       9/30/2006






  219      $182,652       $54,515      $128,137       3/31/2007      $167,869       $44,707      $123,162      12/31/2006




  220      $272,581       $65,481      $207,100       3/31/2007      $268,990       $70,692      $198,298       5/31/2006
  221      $203,005       $24,349      $178,656       9/30/2006      $183,225       $43,853      $139,372      12/31/2005
  222      $128,384       $49,961       $78,423      12/31/2006           N/A           N/A           N/A             N/A

  223      $270,143       $62,863      $207,280       2/28/2007      $280,777       $88,048      $192,729      12/31/2006
  224      $225,362       $92,262      $133,100      10/31/2006      $227,457       $85,596      $141,861      12/31/2005
  225       $78,894       $55,334       $23,560      10/31/2006       $70,200       $17,117       $53,083      12/31/2005
  226      $343,480      $146,577      $196,903       9/27/2006      $307,835      $133,496      $174,339      11/30/2005
  227      $378,772      $208,126      $170,646       1/31/2007      $372,377      $213,612      $158,765      12/31/2006
  228      $228,214       $77,885      $150,329      12/31/2006      $279,836       $90,884      $188,952      12/31/2005
  229      $195,747       $66,724      $129,023      11/30/2006      $177,606       $59,780      $117,826      12/31/2005
  230      $248,927      $126,058      $122,869      12/31/2006      $257,555      $130,467      $127,088      12/31/2005
  231      $215,369       $47,789      $167,580      12/31/2006      $212,435       $60,715      $151,720      12/31/2005
  232      $165,360       $41,269      $124,091      12/31/2006      $151,117       $44,902      $106,215      12/31/2005
  233      $198,908       $67,761      $131,147      12/31/2006      $208,299       $78,564      $129,735      12/31/2005
  234           N/A           N/A           N/A             N/A           N/A           N/A           N/A             N/A
  235      $118,650       $33,894       $84,756      12/31/2006      $113,866       $31,262       $82,604      12/31/2005
  236      $174,546       $25,710      $148,836       8/31/2006      $121,768       $25,607       $96,161      12/31/2005
  237      $103,915       $26,453       $77,462      12/31/2006      $100,492       $24,943       $75,549      12/31/2005


  238      $119,760       $43,683       $76,077      12/31/2006      $102,996       $58,623       $44,373      12/31/2005



#       EGI           Expenses      NOI           Period Ending   EGI           Expenses      NOI           NCF (5)
-----   -----------   -----------   -----------   -------------   -----------   -----------   -----------   -----------
    1   $17,067,859    $6,301,776   $10,766,083   12/31/2005      $20,407,540    $8,027,913   $12,379,627   $12,069,534
    2   $62,305,805   $58,776,096    $3,529,709   12/31/2004      $98,780,000   $74,425,672   $24,354,328   $20,403,128


    3           N/A           N/A           N/A   N/A              $7,629,818    $1,089,082    $6,540,736    $6,391,542

    4                                                              $9,109,985    $2,204,089    $6,905,896    $6,198,219
  4.1           N/A           N/A           N/A   N/A              $2,822,994      $813,511    $2,009,483    $1,837,328
  4.2           N/A           N/A           N/A   N/A              $1,980,907      $403,372    $1,577,535    $1,422,099
  4.3           N/A           N/A           N/A   N/A              $1,618,793      $320,960    $1,297,833    $1,119,703
  4.4           N/A           N/A           N/A   N/A                $972,777      $272,996      $699,781      $639,430
  4.5           N/A           N/A           N/A   N/A                $670,528      $177,494      $493,034      $444,258
  4.6           N/A           N/A           N/A   N/A                $543,919      $118,404      $425,515      $377,068
  4.7           N/A           N/A           N/A   N/A                $500,067       $97,352      $402,715      $358,333
    5                                                             $11,926,475    $5,438,080    $6,488,395    $6,009,873
  5.1    $1,580,424      $583,703      $996,721   12/31/2004       $1,987,746      $906,347    $1,081,400    $1,001,646
  5.2    $1,158,977      $428,049      $730,928   12/31/2004       $1,457,680      $664,654      $793,026      $734,540
  5.3    $1,032,543      $381,353      $651,191   12/31/2004       $1,298,661      $592,146      $706,513      $654,408
  5.4      $740,692      $273,562      $467,130   12/31/2004         $931,590      $424,774      $506,816      $469,438
  5.5      $737,531      $272,395      $465,136   12/31/2004         $927,615      $422,962      $504,653      $467,435
  5.6      $679,582      $250,992      $428,590   12/31/2004         $854,731      $389,729      $465,002      $430,708
  5.7      $663,778      $245,155      $418,623   12/31/2004         $834,853      $380,666      $454,188      $420,691
  5.8      $526,808      $194,568      $332,240   12/31/2004         $662,582      $302,116      $360,467      $333,882
  5.9      $516,272      $190,676      $325,595   12/31/2004         $649,330      $296,073      $353,257      $327,204
 5.10      $400,374      $147,871      $252,502   12/31/2004         $503,562      $229,608      $273,955      $253,750
 5.11      $379,302      $140,089      $239,213   12/31/2004         $477,059      $217,523      $259,536      $240,395
 5.12      $316,085      $116,741      $199,344   12/31/2004         $397,549      $181,269      $216,280      $200,329
 5.13      $305,548      $112,849      $192,699   12/31/2004         $384,297      $175,227      $209,070      $193,651
 5.14      $286,583      $105,845      $180,739   12/31/2004         $360,445      $164,351      $196,094      $181,632
 5.15      $158,042       $58,370       $99,672   12/31/2004         $198,775       $90,635      $108,140      $100,165
    6           N/A           N/A           N/A   N/A              $5,753,026    $1,711,401    $4,041,625    $3,982,825
    7    $8,790,347    $1,629,314    $7,161,033   12/31/2004       $7,291,282    $1,479,867    $5,811,415    $5,301,462
    8           N/A           N/A           N/A   N/A              $5,640,303    $2,022,590    $3,617,713    $3,455,427
    9      $772,918      $181,844      $591,074   12/31/2005       $4,349,403      $601,235    $3,748,168    $3,479,473
   10   $12,621,635    $8,376,807    $4,244,828   12/31/2005      $14,396,579    $9,545,923    $4,850,656    $4,274,793
   11           N/A           N/A           N/A   N/A              $6,151,612    $2,714,433    $3,437,179    $3,264,679
   13           N/A           N/A           N/A   N/A              $4,487,660    $1,549,002    $2,938,658    $2,907,158
   14    $5,623,248    $2,252,295    $3,370,953   12/31/2005       $6,276,661    $2,386,518    $3,890,143    $3,462,638
   15    $6,707,312    $3,988,118    $2,719,194   12/31/2005       $8,433,733    $4,780,686    $3,653,047    $3,315,698
   16    $1,843,135      $450,239    $1,392,896   12/31/2005       $3,258,108      $638,952    $2,619,156    $2,409,592
   17           N/A           N/A           N/A   N/A              $4,410,180    $1,282,573    $3,127,607    $2,983,345
   18           N/A           N/A           N/A   N/A              $3,834,042    $1,446,812    $2,387,230    $2,308,193
   19    $1,930,219      $741,195    $1,189,024   12/31/2005       $3,535,226    $1,255,437    $2,279,789    $2,239,789
   20           N/A           N/A           N/A   N/A              $3,345,178    $1,087,794    $2,257,384    $2,205,184
   21           N/A           N/A           N/A   N/A              $3,074,294      $942,143    $2,132,151    $2,088,651
   23                                                              $3,580,067    $1,395,516    $2,184,551    $2,115,251
 23.1           N/A           N/A           N/A   N/A              $1,819,097      $647,170    $1,171,927    $1,135,927
 23.2           N/A           N/A           N/A   N/A              $1,760,970      $748,346    $1,012,624      $979,324
   24           N/A           N/A           N/A   N/A             $13,465,865   $10,522,276    $2,943,589    $2,384,466
   25    $2,014,798      $844,580    $1,170,218   12/31/2005       $3,083,730    $1,057,395    $2,026,335    $1,871,604
   26    $6,334,603    $3,116,496    $3,218,107   12/31/2005       $6,729,798    $3,359,767    $3,370,031    $3,100,839
   27    $6,352,427    $3,123,492    $3,228,935   12/31/2004       $6,629,848    $3,337,533    $3,292,315    $2,707,878
   28    $3,336,266    $1,487,004    $1,849,262   12/31/2005       $3,442,617    $1,594,752    $1,847,865    $1,745,865
   29    $2,081,331      $488,876    $1,592,455   12/31/2004       $2,212,601      $591,165    $1,621,436    $1,574,738
   30    $3,464,220    $1,313,728    $2,150,492   12/31/2005       $3,543,002    $1,449,433    $2,093,569    $1,952,569
   31           N/A           N/A           N/A   N/A              $2,799,009    $1,209,526    $1,589,483    $1,566,733
   32           N/A           N/A           N/A   N/A              $2,335,236      $704,895    $1,630,341    $1,596,141
   33           N/A           N/A           N/A   N/A              $2,057,069      $514,826    $1,542,243    $1,485,516


   34    $3,299,535    $1,525,753    $1,773,782   12/31/2005       $3,371,180    $1,824,127    $1,547,053    $1,436,553
   35    $4,027,167    $2,800,768    $1,226,399   12/31/2005       $5,284,631    $3,200,399    $2,084,232    $1,872,847
   36    $2,481,826    $1,827,016      $654,810   12/31/2004       $3,144,643    $1,614,134    $1,530,509    $1,455,509





   37    $2,558,800    $1,231,470    $1,327,330   12/31/2005       $2,857,165    $1,302,319    $1,554,846    $1,470,846
   38    $1,843,592      $983,357      $860,235   12/31/2004       $2,719,612    $1,140,005    $1,579,607    $1,428,700
   39    $2,263,832      $751,925    $1,511,907   12/31/2004       $2,221,221      $786,157    $1,435,064    $1,375,592
   40           N/A           N/A           N/A   N/A              $2,230,883      $828,834    $1,402,049    $1,367,249
   41                                                              $1,509,843      $359,286    $1,150,557    $1,125,557
 41.1           N/A           N/A           N/A   N/A                $322,352       $72,882      $249,470      $244,720
 41.2           N/A           N/A           N/A   N/A                $267,764       $76,808      $190,956      $185,456
 41.3           N/A           N/A           N/A   N/A                $159,819       $38,054      $121,765      $118,765
 41.4           N/A           N/A           N/A   N/A                $126,305       $31,158       $95,147       $93,397
 41.5           N/A           N/A           N/A   N/A                 $98,445       $18,977       $79,468       $77,968
 41.6           N/A           N/A           N/A   N/A                 $98,443       $22,141       $76,302       $74,802
 41.7           N/A           N/A           N/A   N/A                 $99,465       $22,265       $77,200       $75,700
 41.8           N/A           N/A           N/A   N/A                 $92,032       $22,113       $69,919       $68,419
 41.9           N/A           N/A           N/A   N/A                 $78,318       $13,703       $64,615       $63,615
41.10           N/A           N/A           N/A   N/A                 $74,070       $19,932       $54,138       $52,638
41.11           N/A           N/A           N/A   N/A                 $48,245        $9,879       $38,366       $37,616
41.12           N/A           N/A           N/A   N/A                 $44,585       $11,374       $33,211       $32,461
   42                                                                $347,555       $77,772      $269,783      $251,130
 42.1      $232,990       $71,899      $161,091   12/30/2004         $255,750       $56,865      $198,885      $184,296
 42.2       $86,382       $18,313       $68,069   12/30/2004          $91,805       $20,907       $70,898       $66,834
   43    $6,824,967    $5,688,216    $1,136,751   12/31/2004       $7,857,440    $6,165,806    $1,691,634    $1,534,485
   44    $1,427,876      $487,735      $940,141   12/31/2004       $1,523,119      $511,871    $1,011,248    $1,000,814
   46    $1,664,854      $333,200    $1,331,654   12/31/2004       $1,603,435      $335,433    $1,268,002    $1,165,553
   47           N/A           N/A           N/A   N/A              $1,561,585      $371,158    $1,190,427    $1,107,154
   48           N/A           N/A           N/A   N/A              $1,698,938      $597,902    $1,101,036    $1,071,336
   49           N/A           N/A           N/A   N/A              $1,808,156      $526,172    $1,281,984    $1,198,931
   50    $2,144,538    $1,072,539    $1,071,999   12/31/2005       $2,221,109    $1,157,901    $1,063,208      $998,458
   51    $1,376,130      $275,940    $1,100,190   12/31/2004       $1,496,670      $314,600    $1,182,070    $1,103,454
   52           N/A           N/A           N/A   N/A              $1,475,625      $210,507    $1,265,118    $1,220,864



   53           N/A           N/A           N/A   N/A              $1,298,350      $163,232    $1,135,118    $1,111,678
   54    $1,587,910      $345,873    $1,242,037   12/31/2004       $1,433,714      $450,766      $982,948      $904,498
   55    $1,274,470      $528,296      $746,174   12/31/2004       $1,907,330      $701,982    $1,205,348    $1,143,395
   56           N/A           N/A           N/A   N/A              $1,361,181      $326,924    $1,034,257    $1,003,561
   57           N/A           N/A           N/A   N/A              $1,454,402      $487,705      $966,697      $949,697
   58      $967,539      $732,842      $234,697   12/31/2005       $1,789,192      $855,129      $934,063      $871,063
   59                                                              $1,379,210      $331,609    $1,047,601      $996,559
 59.1           N/A           N/A           N/A   N/A                $510,553      $123,051      $387,502      $366,166
 59.2           N/A           N/A           N/A   N/A                $464,377      $106,625      $357,752      $341,826
 59.3           N/A           N/A           N/A   N/A                $287,493       $73,294      $214,199      $203,862
 59.4           N/A           N/A           N/A   N/A                $116,787       $28,639       $88,148       $84,705
   60           N/A           N/A           N/A   N/A              $1,415,604      $412,609    $1,002,995      $944,956
   61    $1,054,129      $229,333      $824,796   12/31/2004       $1,225,036      $242,292      $982,744      $915,791
   62    $1,454,116      $581,394      $872,722   12/31/2004       $1,628,966      $654,731      $974,235      $929,866
   63           N/A           N/A           N/A   N/A              $1,198,776      $429,024      $769,752      $756,252
   64           N/A           N/A           N/A   N/A              $1,288,730      $405,311      $883,419      $852,269
   65           N/A           N/A           N/A   N/A              $1,191,787      $393,174      $798,613      $788,613

   66           N/A           N/A           N/A   N/A              $1,040,950      $177,748      $863,202      $846,262

   67           N/A           N/A           N/A   N/A              $1,060,977      $211,240      $849,737      $834,098
   68    $1,512,039      $948,284      $563,755   12/31/2004       $1,721,241      $967,976      $753,265      $690,265
   71           N/A           N/A           N/A   N/A              $1,155,586      $335,272      $820,314      $798,288
   72    $1,757,498    $1,102,930      $654,568   12/31/2004       $1,907,632    $1,133,001      $774,631      $690,631
   73    $1,425,578      $887,678      $537,900   12/31/2005       $1,919,984      $988,766      $931,218      $840,218
   76    $1,362,962      $598,323      $764,639   12/31/2005       $1,436,057      $614,478      $821,579      $773,079
   77           N/A           N/A           N/A   N/A              $3,950,971    $2,724,432    $1,226,539    $1,068,500
   78      $950,703      $317,642      $633,061   12/31/2005       $1,013,492      $248,479      $765,013      $730,148
   79    $1,015,371      $516,390      $498,981   12/31/2005       $1,171,390      $575,029      $596,361      $565,861
   81      $465,222      $381,278       $83,944   12/31/2004       $1,293,052      $518,040      $775,012      $705,187
   82           N/A           N/A           N/A   N/A              $1,050,898      $283,156      $767,742      $735,866
   83      $960,068      $222,655      $737,413   12/31/2004       $1,017,515      $249,041      $768,474      $729,641
   84           N/A           N/A           N/A   N/A                $992,728      $346,115      $646,613      $627,413
   85      $854,086      $139,505      $714,581   12/31/2005         $847,147      $152,321      $694,826      $673,792
   86      $811,250       $61,532      $749,718   12/31/2004         $854,382       $99,244      $755,138      $727,791
   87           N/A           N/A           N/A   N/A                $958,523      $268,586      $689,937      $639,987
   88           N/A           N/A           N/A   N/A                $655,627       $59,915      $595,712      $572,078
   89      $948,575      $374,992      $573,583   12/31/2005         $974,296      $419,387      $554,909      $536,909
   91      $893,084      $249,259      $643,825   12/31/2005         $944,319      $257,530      $686,789      $668,915


   92           N/A           N/A           N/A   N/A                $804,600      $232,837      $571,763      $565,030
   93      $847,630      $166,420      $681,210   12/31/2005         $863,378      $172,159      $691,219      $641,321
   94    $1,725,891    $1,106,898      $618,993   12/31/2005       $1,849,610    $1,174,324      $675,286      $601,302
   95           N/A           N/A           N/A   N/A                $924,139      $356,793      $567,346      $551,146
   96           N/A           N/A           N/A   N/A                $817,492      $288,100      $529,392      $523,392
   97           N/A           N/A           N/A   N/A              $2,100,015    $1,308,742      $791,273      $707,272
   98      $558,361      $324,106      $234,255   12/31/2005         $928,883      $271,177      $657,706      $605,172
  100           N/A           N/A           N/A   N/A              $1,001,031      $379,018      $622,013      $589,349
  101      $770,303      $184,057      $586,246   12/31/2005         $798,749      $211,050      $587,699      $564,002



  102      $980,704      $347,335      $633,369   12/31/2005         $981,696      $395,560      $586,136      $557,636
  103    $2,024,824    $2,164,363     -$139,539   12/31/2004       $3,398,789    $2,572,206      $826,583      $690,631
  104      $784,721      $170,622      $614,099   12/31/2004         $827,871      $203,547      $624,324      $561,256
  106           N/A           N/A           N/A   N/A                $559,203       $11,184      $548,019      $548,019
  107      $443,299      $142,643      $300,656   12/31/2005         $700,207      $211,330      $488,877      $478,377
  109           N/A           N/A           N/A   N/A                $610,452      $105,837      $504,615      $478,814

  110    $1,456,294      $803,751      $652,543   12/31/2005       $1,586,721      $907,613      $679,108      $615,639
  111           N/A           N/A           N/A   N/A                $793,688      $270,132      $523,556      $488,915
  112           N/A           N/A           N/A   N/A                $803,670      $306,362      $497,308      $458,847

  114    $1,084,977      $701,374      $383,603   12/31/2004       $1,174,248      $730,040      $444,208      $394,208
  115           N/A           N/A           N/A   N/A                $500,000       $10,000      $490,000      $490,000
  116           N/A           N/A           N/A   N/A                $597,841      $164,542      $433,299      $408,399
  117           N/A           N/A           N/A   N/A                $609,393      $119,325      $490,068      $451,137
  118           N/A           N/A           N/A   N/A                $791,940      $331,465      $460,475      $446,975
  119           N/A           N/A           N/A   N/A                $690,857      $167,767      $523,090      $454,452
  121           N/A           N/A           N/A   N/A                $794,539      $317,519      $477,020      $441,331
  122           N/A           N/A           N/A   N/A                $817,904      $311,150      $506,754      $464,656
  123      $739,461      $227,206      $512,255   12/31/2005         $832,195      $286,744      $545,451      $506,648






  127           N/A           N/A           N/A   N/A                $573,190      $123,265      $449,925      $422,872
  128           N/A           N/A           N/A   N/A                $650,651      $147,785      $502,866      $496,285






  129           N/A           N/A           N/A   N/A                $622,999      $182,996      $440,003      $414,065
  130    $1,433,515      $867,706      $565,809   12/31/2004       $1,614,837      $997,594      $617,243      $552,650
  131           N/A           N/A           N/A   N/A                $606,531       $89,378      $517,153      $472,303
  132      $916,363      $522,000      $394,363   12/31/2005       $1,041,711      $515,532      $526,179      $496,179
  133           N/A           N/A           N/A   N/A              $1,093,208      $592,233      $500,975      $455,941
  135      $477,643       $98,545      $379,098   12/31/2005         $584,662      $182,634      $402,028      $377,134
  136           N/A           N/A           N/A   N/A                $529,390      $121,854      $407,536      $399,665
  137           N/A           N/A           N/A   N/A                $564,762      $166,040      $398,722      $388,934
  138      $687,008      $409,201      $277,807   12/31/2004         $876,985      $411,267      $465,718      $390,398
  139           N/A           N/A           N/A   N/A                $550,414      $127,782      $422,632      $402,288
  140                                                                $595,431      $188,649      $406,782      $391,032



140.1           N/A           N/A           N/A   N/A                $348,725      $117,216      $231,509      $222,509
140.2           N/A           N/A           N/A   N/A                $246,706       $71,433      $175,273      $168,523
  141      $800,961      $389,209      $411,752   12/31/2005         $874,005      $441,100      $432,905      $389,405
  142    $1,563,872    $1,198,143      $365,729   12/31/2005       $1,554,020    $1,078,398      $475,622      $405,397
  144      $598,997      $158,179      $440,818   12/31/2004         $675,057      $190,786      $484,271      $459,745
  145      $568,792      $181,523      $387,269   12/31/2005         $583,201      $187,490      $395,711      $359,862
  146           N/A           N/A           N/A   N/A                $506,155      $140,276      $365,879      $364,347
  147      $662,264      $107,602      $554,662   12/31/2004         $657,817      $166,319      $491,498      $421,257
  149           N/A           N/A           N/A   N/A                $604,512      $204,379      $400,133      $354,895
  150      $665,738      $232,796      $432,942   12/31/2004         $656,421      $243,426      $412,995      $386,873
  151      $511,696      $192,894      $318,802   12/31/2005         $515,324      $181,550      $333,774      $323,740
  153           N/A           N/A           N/A   N/A                $350,313       $75,760      $274,553      $268,496
  154           N/A           N/A           N/A   N/A                $611,744      $168,145      $443,599      $426,331
  156      $422,064       $89,169      $332,895   12/31/2004         $419,056       $85,050      $334,006      $313,614
  157           N/A           N/A           N/A   N/A                $378,016       $59,642      $318,374      $299,016






  158      $527,789      $137,260      $390,529   12/31/2004         $565,494      $178,264      $387,230      $351,214
  159           N/A           N/A           N/A   N/A                $296,351        $8,891      $287,460      $281,658
  160      $447,200      $118,556      $328,644   12/31/2004         $469,956      $131,452      $338,504      $305,521
  161      $503,069      $207,585      $295,484   12/31/2004         $519,676      $210,569      $309,107      $275,147
  162      $333,847      $221,452      $112,395   12/31/2004         $519,228      $209,096      $310,132      $269,791
  163           N/A           N/A           N/A   N/A                $360,739       $52,599      $308,140      $288,273
  164           N/A           N/A           N/A   N/A                $354,396       $66,583      $287,813      $277,817
  165           N/A           N/A           N/A   N/A                $380,597      $101,373      $279,224      $267,585
  166           N/A           N/A           N/A   N/A                $500,304      $156,967      $343,337      $324,337
  167           N/A           N/A           N/A   N/A                $386,511       $72,619      $313,892      $297,705
  169           N/A           N/A           N/A   N/A                $286,061       $33,014      $253,047      $250,851
  170      $338,033       $76,860      $261,173   12/31/2004         $378,102       $89,476      $288,626      $270,707
  172      $630,057      $398,140      $231,917   12/31/2005         $693,924      $407,846      $286,078      $266,878
  173      $380,274      $108,573      $271,701   12/31/2004         $383,067      $104,290      $278,777      $269,754


  174      $723,345      $503,481      $219,864   12/31/2004         $860,544      $519,582      $340,962      $307,362
  175           N/A           N/A           N/A   N/A                $376,082       $77,039      $299,043      $281,149


  177                                                                $392,879      $134,878      $258,001      $247,251
177.1           N/A           N/A           N/A   N/A                $307,663      $103,092      $204,571      $196,321
177.2           N/A           N/A           N/A   N/A                 $85,216       $31,786       $53,430       $50,930
  178      $330,195       $44,121      $286,074   12/31/2004         $338,145      $103,501      $234,644      $229,644
  180      $506,739      $279,014      $227,725   12/31/2005         $590,632      $296,135      $294,497      $268,497
  181           N/A           N/A           N/A   N/A                $367,724      $121,119      $246,605      $225,033
  182           N/A           N/A           N/A   N/A                $326,088       $70,030      $256,058      $240,570




  183           N/A           N/A           N/A   N/A                $316,255       $59,841      $256,414      $242,973
  184      $176,328       $80,781       $95,547   12/31/2004         $361,847       $94,778      $267,069      $238,651
  185           N/A           N/A           N/A   N/A                $336,937      $103,332      $233,605      $210,399
  186           N/A           N/A           N/A   N/A                $335,118       $73,228      $261,890      $230,543
  187           N/A           N/A           N/A   N/A                $210,945        $6,328      $204,617      $204,616
  188           N/A           N/A           N/A   N/A                $295,699       $57,587      $238,112      $230,990
  190           N/A           N/A           N/A   N/A                $389,207      $172,088      $217,119      $202,054
  191      $442,219      $172,775      $269,444   12/31/2004         $450,388      $181,658      $268,730      $265,330
  192           N/A           N/A           N/A   N/A                $239,277       $35,800      $203,477      $196,204
  193      $432,089      $310,867      $121,222   12/31/2004         $690,692      $420,439      $270,253      $215,322
  194           N/A           N/A           N/A   N/A                $234,470       $34,661      $199,809      $194,575
  195      $375,929      $318,441       $57,488   12/31/2004         $477,535      $253,867      $223,668      $204,418
  196      $289,881       $88,384      $201,497   12/31/2004         $307,970       $95,555      $212,415      $187,743
  197           N/A           N/A           N/A   N/A                $241,857       $44,839      $197,018      $196,000
  198           N/A           N/A           N/A   N/A                $267,353       $72,593      $194,760      $186,883
  199      $437,477      $150,051      $287,426   12/31/2005         $444,739      $156,700      $288,039      $270,039
  200           N/A           N/A           N/A   N/A                $253,677       $84,464      $169,213      $168,629

  201      $517,142      $310,374      $206,768   12/31/2004         $540,548      $314,187      $226,361      $204,517
  203      $252,763       $66,474      $186,289   12/31/2004         $284,656       $68,674      $215,982      $195,216
  204           N/A           N/A           N/A   N/A                $278,420       $65,481      $212,939      $194,229
  205      $240,818       $46,854      $193,964   12/31/2004         $280,841       $80,741      $200,100      $182,312
  206      $126,602       $31,729       $94,873   12/31/2004         $246,880       $46,145      $200,735      $187,027



  207      $221,384      $102,193      $119,191   12/31/2005         $282,663      $103,099      $179,564      $175,214





  208      $325,234      $144,286      $180,948   12/31/2004         $337,440      $138,425      $199,015      $192,940
  209           N/A           N/A           N/A   N/A                $216,990       $41,385      $175,605      $168,301
  210           N/A           N/A           N/A   N/A                $200,332       $44,710      $155,622      $150,824
  211           N/A           N/A           N/A   N/A                $221,933       $57,398      $164,535      $158,599
  212      $320,731      $165,441      $155,290   12/31/2004         $356,665      $193,422      $163,243      $150,243
  213           N/A           N/A           N/A   N/A                $203,833       $40,991      $162,842      $152,648
  214           N/A           N/A           N/A   N/A                $222,784       $63,751      $159,033      $146,078
  215           N/A           N/A           N/A   N/A                $216,139       $54,947      $161,192      $158,942
  216      $297,217       $64,347      $232,870   12/31/2004         $326,192       $82,707      $243,485      $229,631
  217           N/A           N/A           N/A   N/A                $202,426       $52,422      $150,004      $139,530




  218           N/A           N/A           N/A   N/A                $220,932       $63,973      $156,959      $153,559






  219           N/A           N/A           N/A   N/A                $239,759       $67,228      $172,531      $157,619




  220      $229,236       $71,273      $157,963   12/31/2005         $267,216      $107,755      $159,461      $147,461
  221      $127,331       $22,350      $104,981   12/31/2004         $216,623       $73,610      $143,013      $134,913
  222           N/A           N/A           N/A   N/A                $187,793       $40,907      $146,886      $140,075

  223      $285,794       $86,524      $199,270   12/31/2005         $269,729      $108,533      $161,196      $142,446
  224      $228,025       $91,817      $136,208   12/31/2004         $249,793       $93,487      $156,306      $142,321
  225           N/A           N/A           N/A   N/A                $189,841       $52,469      $137,372      $127,579
  226      $244,641      $134,433      $110,208   12/31/2004         $323,727      $149,317      $174,410      $168,360
  227      $327,457      $219,279      $108,178   12/1/2005          $374,790      $228,568      $146,222      $127,972
  228       $65,913       $19,444       $46,469   12/31/2004         $259,527       $99,922      $159,605      $144,693
  229           N/A           N/A           N/A   N/A                $212,059       $82,411      $129,648      $118,713
  230      $262,681      $129,656      $133,025   12/31/2004         $256,918      $135,157      $121,761      $115,170
  231      $228,380       $55,452      $172,928   12/31/2004         $203,702       $77,008      $126,694      $108,817
  232      $145,384       $33,541      $111,843   12/31/2004         $167,168       $38,967      $128,201      $119,441
  233      $214,682       $77,585      $137,097   12/31/2004         $201,755       $91,885      $109,870      $104,500
  234           N/A           N/A           N/A   N/A                $171,117       $55,055      $116,062      $102,854
  235           N/A           N/A           N/A   N/A                $117,247       $34,746       $82,501       $77,572
  236      $115,774       $34,469       $81,305   12/31/2004         $128,540       $34,818       $93,722       $88,502
  237           N/A           N/A           N/A   N/A                $110,953       $23,285       $87,668       $80,821


  238      $104,746       $57,832       $46,914   12/31/2004         $115,635       $47,408       $68,227       $65,297


                                 Contractual
#       DSCR (6)   Origination   Reserve/FF&E (7)                                                     Origination
-----   --------   -----------   -----------------------------------------------------------    ---   -----------
    1   1.34x               $0                                                            $0           $9,970,000
    2   2.39x       $2,422,317                                                           4.0%                  $0


    3   1.18x               $0                                                       $40,755                   $0

    4   1.27x         $243,750                                                            $0                   $0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   1.30x         $151,905                                                      $135,103           $4,400,000
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   1.20x               $0                                                            $0                   $0
    7   1.35x           $5,128                                                       $61,531                   $0
    8   1.20x               $0                                                            $0                   $0
    9   1.23x               $0                                                            $0             $300,000
   10   1.62x       $1,100,000                                                           0.0%   (17)           $0
   11   1.27x               $0                                                            $0                   $0
   13   1.31x             $750                                                            $0                   $0
   14   1.35x               $0                                                       $64,325                   $0
   15   1.30x         $542,300                                                           4.0%                  $0
   16   1.25x               $0                                                            $0             $660,000
   17   1.26x         $200,000                                                       $30,792                   $0
   18   1.29x         $129,912                                                            $0                   $0
   19   1.21x               $0                                                            $0                   $0
   20   1.21x               $0                                                            $0                   $0
   21   1.24x               $0                                                            $0                   $0
   23   1.30x           $5,250                                                            $0                   $0
 23.1
 23.2
   24   1.29x          $12,375                                                            $0                   $0
   25   1.04x               $0                                                       $16,313                   $0
   26   1.74x               $0                                                           4.0%                  $0
   27   1.56x               $0                                                            $0                   $0
   28   1.31x               $0                                                            $0                   $0
   29   1.20x               $0                                                        $4,152                   $0
   30   1.48x               $0                                                      $120,790                   $0
   31   1.22x           $9,625                                                            $0                   $0
   32   1.21x               $0                                                            $0                   $0
   33   1.22x               $0                                                       $17,244             $285,793


   34   1.20x           $2,500                                                      $152,490                   $0
   35   1.56x               $0                                                           4.0%                  $0
   36   1.21x         $200,000                                                       $45,000                   $0





   37   1.21x          $28,125                                                       $84,000                   $0
   38   1.20x           $3,500                                                       $14,584                   $0
   39   1.20x               $0                                                       $16,000                   $0
   40   1.35x          $22,500                                                            $0                   $0
   41   1.39x               $0                                                            $0                   $0
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   1.39x               $0                                                            $0                   $0
 42.1
 42.2
   43   1.39x               $0               2% until and including 3/11/2008; 4% thereafter                   $0
   44   1.19x               $0                                                       $20,868                   $0
   46   1.17x               $0                                                       $36,734             $200,000
   47   1.39x         $359,688                                                       $10,071                   $0
   48   1.23x               $0                                                            $0                   $0
   49   1.28x               $0                                                            $0                   $0
   50   1.25x           $1,875                                                       $51,800                   $0
   51   1.43x               $0                                                            $0                   $0
   52   1.27x               $0                                                            $0             $300,750



   53   1.21x               $0                                                          0.00%                  $0
   54   1.31x               $0                                                            $0                   $0
   55   1.33x               $0                                                            $0                   $0
   56   1.18x               $0                                                        $8,004             $105,200
   57   1.44x               $0                                                            $0                   $0
   58   1.30x          $18,750                                                       $63,000                   $0
   59   1.24x               $0                                                        $7,080                   $0
 59.1
 59.2
 59.3
 59.4
   60   1.50x               $0                                                            $0              $55,700
   61   1.20x               $0                                                       $11,159             $100,000
   62   1.24x               $0                                                            $0                   $0
   63   1.23x           $2,625                                                            $0                   $0
   64   1.20x          $13,563                                                       $13,179             $100,000
   65   1.38x               $0                                                            $0                   $0

   66   1.22x               $0                                                            $0                   $0

   67   1.20x               $0                                                            $0                   $0
   68   1.22x          $46,064                                                            $0                   $0
   71   1.21x         $165,600                                                        $2,750                   $0
   72   1.30x          $28,050                                                            $0                   $0
   73   1.60x          $27,500                                                       $90,740                   $0
   76   1.25x               $0                                                       $48,500                   $0
   77   1.51x           $8,703                                                           4.0%                  $0
   78   1.21x               $0                                                       $22,500              $50,000
   79   1.16x               $0                                                       $30,500                   $0
   81   1.20x               $0                                                       $17,520                   $0
   82   1.26x               $0                                                        $3,960                   $0
   83   1.23x           $2,250                                                        $6,936              $90,000
   84   1.22x               $0                                                            $0                   $0
   85   1.21x               $0                                                            $0                   $0
   86   1.29x               $0                                                            $0                   $0
   87   1.35x               $0                                                            $0             $220,000
   88   1.20x           $5,500                                                            $0                   $0
   89   1.21x          $16,875                                                       $18,504             $175,200
   91   1.22x               $0                                                            $0                   $0


   92   1.28x               $0                                                        $4,750                   $0
   93   1.26x               $0                                                        $9,120                   $0
   94   1.21x               $0   3.0% until 3/28/2008; 3.5% until 3/28/2009; 4.0% thereafter                   $0
   95   1.25x           $7,500                                                            $0                   $0
   96   1.31x         $225,000                                                            $0                   $0
   97   1.43x               $0                                                           4.0%                  $0
   98   1.23x               $0                                                        $8,834                   $0
  100   1.24x               $0                                                        $4,374                   $0
  101   1.21x               $0                                                            $0              $50,000



  102   1.25x               $0                                                       $28,500                   $0
  103   1.49x               $0                                                           4.0%                  $0
  104   1.28x           $6,313                                                            $0                   $0
  106   1.59x               $0                                                            $0                   $0
  107   1.32x               $0                                                       $10,500                   $0
  109   1.15x               $0                                                            $0              $60,000

  110   1.48x               $0                                                           3.5%                  $0
  111   1.22x          $48,750                                                        $5,892              $50,000
  112   1.20x               $0                                                       $14,568                   $0

  114   1.24x          $49,225                                                            $0                   $0
  115   1.55x               $0                                                            $0                   $0
  116   1.31x               $0                                                       $24,900                   $0
  117   1.22x               $0                                                            $0                   $0
  118   1.23x          $94,000                                                            $0                   $0
  119   1.20x               $0                                                       $16,051                   $0
  121   1.20x               $0                                                        $3,144                   $0
  122   1.28x               $0                                                        $4,677              $25,000
  123   1.40x               $0                                                        $7,500                   $0






  127   1.20x               $0                                                        $3,852                   $0
  128   1.34x               $0                                                            $0                   $0






  129   1.17x               $0                                                            $0                   $0
  130   1.42x               $0                                                           4.0%                  $0
  131   1.29x             $938                                                        $5,850                   $0
  132   1.42x               $0                                                       $30,000                   $0
  133   1.27x           $5,334                                                       $44,500                   $0
  135   1.16x               $0                                                        $4,149              $50,000
  136   1.20x               $0                                                        $1,668                   $0
  137   1.20x               $0                                                          $980                   $0
  138   1.20x          $18,750                                                        $5,580             $129,406
  139   1.28x               $0                                                        $3,142                   $0
  140   1.26x          $76,312                                                       $15,750                   $0



140.1
140.2
  141   1.26x               $0                                                       $48,500                   $0
  142   1.29x           $1,250                                                       $70,225                   $0
  144   1.54x           $4,063                                                            $0              $70,000
  145   1.20x               $0                                                        $9,381                   $0
  146   1.24x         $100,000                                                            $0                   $0
  147   1.45x           $6,250                                                       $17,295                   $0
  149   1.25x           $3,750                                                       $11,586              $50,000
  150   1.36x               $0                                                        $5,724                   $0
  151   1.20x               $0                                                        $2,400                   $0
  153   1.21x               $0                                                            $0                   $0
  154   2.03x               $0                                                            $0                   $0
  156   1.29x               $0                                                        $6,312                   $0
  157   1.24x               $0                                                            $0              $60,000






  158   1.37x               $0                                                            $0                   $0
  159   1.20x               $0                                                            $0                   $0
  160   1.30x          $26,250                                                        $7,133                   $0
  161   1.23x          $15,625                                                            $0                   $0
  162   1.22x               $0                                                            $0                   $0
  163   1.28x               $0                                                        $1,584                   $0
  164   1.23x               $0                                                          0.00%             $46,425
  165   1.21x               $0                                                          $736                   $0
  166   1.41x             $625                                                            $0                   $0
  167   1.36x               $0                                                        $2,928                   $0
  169   1.15x               $0                                                            $0                   $0
  170   1.23x           $1,313                                                        $2,794                   $0
  172   1.28x               $0                                                       $19,200                   $0
  173   1.26x               $0                                                            $0                   $0


  174   1.46x          $71,875                                                       $33,600                   $0
  175   1.34x               $0                                                            $0                   $0


  177   1.21x          $33,125                                                       $10,750                   $0
177.1
177.2
  178   1.17x           $2,500                                                        $5,000                   $0
  180   1.33x          $37,250                                                       $25,064                   $0
  181   1.22x               $0                                                        $5,400                   $0
  182   1.27x           $2,187                                                            $0                   $0




  183   1.24x               $0                                                          0.00%                  $0
  184   1.24x           $1,250                                                        $2,390             $114,800
  185   1.37x               $0                                                        $3,513                   $0
  186   1.27x               $0                                                            $0              $40,000
  187   1.17x               $0                                                            $0                   $0
  188   1.31x           $2,031                                                            $0                   $0
  190   1.20x          $13,763                                                        $2,906              $25,000
  191   1.52x               $0                                                        $3,600                   $0
  192   1.20x               $0                                                            $0                   $0
  193   1.33x           $1,875                                                        $6,722              $24,000
  194   1.20x               $0                                                          $660                   $0
  195   1.30x          $20,938                                                       $19,250                   $0
  196   1.22x           $1,875                                                        $2,378                   $0
  197   1.24x           $3,125                                                        $1,018                   $0
  198   1.23x               $0                                                        $1,680                   $0
  199   1.75x               $0                                                       $18,000                   $0
  200   1.10x          $23,438                                                          $584                   $0

  201   1.30x          $85,219                                                       $21,831                   $0
  203   1.30x           $6,094                                                        $6,922              $40,000
  204   1.37x               $0                                                            $0              $33,480
  205   1.24x          $13,725                                                        $2,603              $80,000
  206   1.34x               $0                                                        $2,625              $55,000



  207   1.23x           $9,375                                                            $0                   $0





  208   1.35x               $0                                                        $6,075                   $0
  209   1.29x               $0                                                            $0              $60,000
  210   1.20x           $1,250                                                        $2,114                   $0
  211   1.24x           $1,563                                                          $774                   $0
  212   1.25x          $30,063                                                       $13,000                   $0
  213   1.27x               $0                                                        $1,392                   $0
  214   1.23x               $0                                                        $1,200                   $0
  215   1.31x          $23,750                                                        $2,250                   $0
  216   2.00x               $0                                                        $1,920                   $0
  217   1.25x               $0                                                            $0                   $0




  218   1.42x               $0                                                            $0                   $0






  219   1.43x               $0                                                        $4,012              $50,000




  220   1.33x           $7,250                                                       $12,000                   $0
  221   1.31x           $8,944                                                        $8,100                   $0
  222   1.33x               $0                                                            $0              $40,000

  223   1.41x               $0                                                       $18,750                   $0
  224   1.44x               $0                                                        $1,792                   $0
  225   1.27x          $16,563                                                        $1,620                   $0
  226   1.69x               $0                                                            $0                   $0
  227   1.34x               $0                                                       $18,250                   $0
  228   1.52x               $0                                                            $0                   $0
  229   1.25x          $50,525                                                        $3,859                   $0
  230   1.30x               $0                                                        $6,591                   $0
  231   1.25x           $1,875                                                       $14,076              $24,000
  232   1.38x               $0                                                        $8,760                   $0
  233   1.29x           $1,500                                                            $0                   $0
  234   1.42x               $0                                                            $0                   $0
  235   1.21x               $0                                                            $0                   $0
  236   1.30x               $0                                                        $5,220                   $0
  237   1.24x             $938                                                            $0               $4,195


  238   1.31x           $3,125                                                        $2,939                   $0


        Annual      U/W
#       LC&TI (7)   Reserve/FF&E    LC&TI      Escrows (7)   Term         Term            Term (1)        Maturity (9)
-----   ---------   ------------    --------   -----------   ----   ---   -------------   -------------   ------------   ---
    1          $0       $116,574    $193,519   Both           120         Interest Only   Interest Only            120
    2          $0            4.0%         $0   Both            60         Interest Only   Interest Only             60


    3          $0        $23,463    $125,731   Tax             60         Interest Only   Interest Only             60

    4          $0       $298,669    $409,008   None           120         Interest Only   Interest Only            120
  4.1                    $75,513     $96,642
  4.2                    $59,400     $96,036
  4.3                    $84,914     $93,216
  4.4                    $18,913     $41,438
  4.5                    $19,329     $29,447
  4.6                    $25,000     $23,447
  4.7                    $15,600     $28,782
    5          $0       $135,298    $343,224   Both           120         Interest Only   Interest Only            120
  5.1                    $22,550     $57,204
  5.2                    $16,536     $41,950
  5.3                    $14,732     $37,373
  5.4                    $10,568     $26,810
  5.5                    $10,523     $26,695
  5.6                     $9,696     $24,598
  5.7                     $9,471     $24,026
  5.8                     $7,517     $19,068
  5.9                     $7,366     $18,687
 5.10                     $5,713     $14,492
 5.11                     $5,412     $13,729
 5.12                     $4,510     $11,441
 5.13                     $4,360     $11,059
 5.14                     $4,089     $10,373
 5.15                     $2,255      $5,720
    6          $0        $58,800          $0   Both           120         Interest Only   Interest Only            120
    7          $0        $61,531    $448,422   Both            38                   360             360            122
    8          $0        $22,317    $139,969   Tax             60         Interest Only   Interest Only             60
    9     $69,577        $46,385    $222,310   Both           122         Interest Only   Interest Only            122
   10          $0            4.0%         $0   None            60         Interest Only   Interest Only             60
   11          $0       $172,500          $0   Both           120         Interest Only   Interest Only            120
   13          $0        $31,500          $0   Both           121         Interest Only   Interest Only            121
   14    $252,000        $64,326    $363,179   Both            36                   360             360            120
   15          $0            4.0%         $0   Both            61                   300             300            121
   16     $41,992        $40,481    $169,083   Both           120         Interest Only   Interest Only            120
   17    $144,000        $30,791    $113,471   Both            23                   360             360            119
   18          $0        $13,208     $65,829   Both           121         Interest Only   Interest Only            121
   19          $0        $40,000          $0   Both            60         Interest Only   Interest Only             60
   20          $0        $52,200          $0   Both           120         Interest Only   Interest Only            120
   21          $0        $43,500          $0   Both            60         Interest Only   Interest Only             60
   23          $0        $69,300          $0   Both           120         Interest Only   Interest Only            120
 23.1                    $36,000          $0
 23.2                    $33,300          $0
   24          $0       $559,123          $0   Both            36                   360             360            120
   25          $0        $16,313    $138,418   Both            60                   360             360            120
   26          $0            4.0%         $0   Both            60                   360             360            120
   27          $0        $71,878    $512,559   Both            36                   360             360            120
   28          $0       $102,000          $0   Both           120         Interest Only   Interest Only            120
   29     $15,856        $11,892     $34,806   Both           122         Interest Only   Interest Only            122
   30          $0       $141,000          $0   Both           120         Interest Only   Interest Only            120
   31          $0        $22,750          $0   Both           121         Interest Only   Interest Only            121
   32          $0        $34,200          $0   Both           120         Interest Only   Interest Only            120
   33     $50,004        $17,192     $39,535   Both           120         Interest Only   Interest Only            120


   34          $0       $110,500          $0   Both           120         Interest Only   Interest Only            120
   35          $0            4.0%         $0   None            61         Interest Only   Interest Only             61
   36          $0        $75,000          $0   Both            60         Interest Only   Interest Only             60





   37          $0        $84,000          $0   Both            36                   360             360            120
   38     $87,504        $14,584    $136,323   Both            60                   360             360            120
   39          $0        $16,000     $43,472   Both            60                   360             360            120
   40          $0        $34,800          $0   Both           120         Interest Only   Interest Only            120
   41          $0        $25,000          $0   None           121   (23)  Interest Only   Interest Only            121   (23)
 41.1                     $4,750          $0
 41.2                     $5,500          $0
 41.3                     $3,000          $0
 41.4                     $1,750          $0
 41.5                     $1,500          $0
 41.6                     $1,500          $0
 41.7                     $1,500          $0
 41.8                     $1,500          $0
 41.9                     $1,000          $0
41.10                     $1,500          $0
41.11                       $750          $0
41.12                       $750          $0
   42          $0         $4,200     $14,454   None            61   (23)            360             360            121   (23)
 42.1                     $3,101     $11,488
 42.2                     $1,098      $2,966
   43          $0            2.0%         $0   Both            24                   360             360             60
   44     $34,776        $10,434          $0   Both           120         Interest Only   Interest Only            120
   46          $0        $36,734     $65,715   Both            60                   360             360            120
   47          $0        $10,071     $73,202   Both           120         Interest Only   Interest Only            120
   48          $0        $29,700          $0   Both           120         Interest Only   Interest Only            120
   49          $0         $7,512     $75,541   Both            72                   360             360            120
   50          $0        $64,750          $0   Both            60         Interest Only   Interest Only             60
   51          $0         $8,665     $69,951   Both           120         Interest Only   Interest Only            120
   52     $19,200         $5,729     $38,525   Both             0                   360             357            119



   53          $0         $4,090     $19,350   Both            24                   360             360             60
   54          $0        $11,576     $66,874   None           121         Interest Only   Interest Only            121
   55          $0        $18,318     $43,635   Both            36                   360             360            120
   56     $17,208         $8,002     $22,694   None            36                   360             360            119
   57          $0        $17,000          $0   Both           120         Interest Only   Interest Only            120
   58          $0        $63,000          $0   Both           120         Interest Only   Interest Only            120
   59     $54,000         $7,989     $43,053   None             0                   360             359            120
 59.1                     $3,389     $17,947
 59.2                     $2,440     $13,486
 59.3                     $1,710      $8,627
 59.4                       $450      $2,993
   60          $0        $10,305     $47,734   None           120         Interest Only   Interest Only            120
   61          $0        $11,159     $55,794   Both            60                   360             360            120
   62          $0        $16,300     $28,069   Both            60                   360             360            120
   63          $0        $13,500          $0   Both           121         Interest Only   Interest Only            121
   64     $50,000        $13,179     $17,971   Both            60                   360             360            120
   65          $0        $10,000          $0   Both           120         Interest Only   Interest Only            120

   66          $0         $4,201     $12,739   Both            60                   360             360            120

   67          $0         $4,945     $10,694   Both            48                   360             360            120
   68          $0        $63,000          $0   Both           119         Interest Only   Interest Only            119
   71      $3,000         $4,020     $18,006   Both             0                   360             360            120
   72          $0        $84,000          $0   Both           119         Interest Only   Interest Only            119
   73          $0        $91,000          $0   Both           120         Interest Only   Interest Only            120
   76          $0        $48,500          $0   Both            60                   360             360            121
   77          $0            4.0%         $0   Both             0                   300             296            120
   78     $25,000        $15,308     $19,557   Both            60                   360             360            120
   79          $0        $30,500          $0   Both           121         Interest Only   Interest Only            121
   81    $135,569        $18,076     $51,749   Both            60                   360             360             86
   82     $30,000         $3,936     $27,940   Both            36                   360             360            120
   83     $30,000         $6,925     $31,908   Both             0                   360             358            120
   84          $0        $19,200          $0   Both           120         Interest Only   Interest Only            120
   85          $0         $6,253     $14,781   None            60                   360             360            121
   86          $0         $1,126     $26,221   None             0                   360             359            120
   87     $12,000         $8,351     $41,599   Both           120         Interest Only   Interest Only            120
   88          $0           $929     $22,705   Both           120         Interest Only   Interest Only            120
   89          $0        $18,000          $0   None           120         Interest Only   Interest Only            120
   91          $0         $6,133     $11,741   None            36                   360             360            120


   92          $0         $4,733      $2,000   Both           120         Interest Only   Interest Only            120
   93     $12,000        $13,638     $36,260   Both            36                   360             360            120
   94          $0            4.0%         $0   Both             0                   360             358            121
   95          $0        $16,200          $0   Both           120         Interest Only   Interest Only            120
   96          $0         $6,000          $0   Both           120         Interest Only   Interest Only            120
   97          $0            4.0%         $0   Both            12                   360             360            121
   98     $20,004         $8,834     $43,700   Both            12                   360             360            120
  100     $14,500         $4,364     $28,300   Both             0                   360             359            120
  101     $20,004        $10,707     $12,990   Both             0                   360             359            120



  102          $0        $28,500          $0   Both            24                   360             360            120
  103          $0            4.0%         $0   Tax              0                   360             357            120
  104          $0        $11,932     $51,136   Both             0                   360             360            120
  106          $0             $0          $0   None           120         Interest Only   Interest Only            120
  107          $0        $10,500          $0   Both           120         Interest Only   Interest Only            120
  109          $0         $4,040     $21,761   Both            36                   360             360             84

  110          $0            4.0%         $0   Both             0                   360             359            120
  111     $25,200         $6,308     $28,333   Both            60                   360             360            120
  112     $30,000        $14,567     $23,894   Both            42                   360             360            120

  114          $0        $50,000          $0   Both           119         Interest Only   Interest Only            119
  115          $0             $0          $0   None           120         Interest Only   Interest Only            120
  116          $0        $24,900          $0   Both           121         Interest Only   Interest Only            121
  117          $0         $6,032     $32,899   Both             0                   360             358            120
  118          $0        $13,500          $0   Both           120         Interest Only   Interest Only            120
  119     $12,000        $15,312     $53,326   Both            60                   360             360            120
  121          $0         $3,139     $32,550   Both             0                   360             357            121
  122     $35,080         $7,016     $35,082   Both             0                   360             358            120
  123     $25,008         $7,542     $31,261   Both             0                   360             358            120






  127     $25,008         $3,830     $23,223   Both            60                   360             360            120
  128          $0         $1,554      $5,027   Both            12                   360             360            120






  129          $0         $4,323     $21,615   Both            36                   360             360             84
  130          $0            4.0%         $0   Both             0                   300             298            120
  131     $12,000         $5,850     $39,000   Both             0                   360             359            120
  132          $0        $30,000          $0   Both            24                   360             360            120
  133          $0        $45,034          $0   Both             0                   360             356            120
  135          $0         $4,149     $20,745   None            24                   360             360            120
  136     $12,768         $1,667      $6,204   Tax             60                   360             360            120
  137     $12,253           $989      $8,799   Both            60                   360             360            120
  138    $114,000         $8,379     $66,941   Both             0                   360             358             60
  139     $16,549         $3,142     $17,202   Both            24                   360             360            121
  140          $0        $15,750          $0   Both             0                   360             357            120



140.1                     $9,000          $0
140.2                     $6,750          $0
  141          $0        $43,500          $0   Both            60                   360             360            120
  142          $0        $70,225          $0   Both             0                   360             355            121
  144          $0         $3,653     $20,873   None            36                   360             360            120
  145     $32,663         $9,472     $26,377   Both            60                   360             360            121
  146          $0         $1,532          $0   None            20                   360             360            116
  147     $45,000        $17,295     $52,946   Both            48                   360             360            120
  149     $30,000        $11,579     $33,659   Both            24                   360             360            121
  150          $0         $5,729     $20,393   Both             0                   360             358            120
  151     $12,000         $2,384      $7,650   Both            36                   360             360            120
  153          $0         $1,011      $5,046   None           120         Interest Only   Interest Only            120
  154          $0         $2,221     $15,047   None           120         Interest Only   Interest Only            120
  156      $9,000         $6,312     $14,080   Both             0                   360             359            120
  157          $0         $3,974     $15,384   Both            12                   360             360             60






  158     $31,318         $4,698     $31,318   Both             0                   300             298            120
  159          $0         $5,802          $0   Insurance       36                   360             360            120
  160     $20,000         $7,133     $25,850   Both             0                   360             357            120
  161          $0         $3,964     $29,996   None            60                   360             360            120
  162     $12,000         $3,895     $36,446   None            60                   360             360            120
  163     $16,164         $2,586     $17,281   Both             0                   360             358            120
  164          $0         $1,387      $8,609   Both            60                   360             360            121
  165      $7,356           $736     $10,903   Both            60                   360             360            121
  166          $0        $19,000          $0   Both            36                   360             360            120
  167     $20,000         $2,925     $13,262   Both            36                   360             360            121
  169        $912           $593      $1,603   Both             0                   360             360            119
  170     $18,625         $2,794     $15,125   Both            60                   360             360            121
  172          $0        $19,200          $0   Both            24                   360             360            120
  173      $7,846         $1,962      $7,061   None            24                   360             360            121


  174          $0        $33,600          $0   Both             0                   360             359            120
  175     $16,267         $1,627     $16,267   Both            36                   360             360            120


  177          $0        $10,750          $0   Both             0                   360             354            120
177.1                     $8,250          $0
177.2                     $2,500          $0
  178          $0         $5,000          $0   Both            60                   360             360            121
  180          $0        $26,000          $0   Both            36                   360             360            120
  181     $19,200         $5,457     $16,115   Both            36                   360             360            120
  182     $18,565         $2,785     $12,703   Both            36                   360             360            120




  183     $13,333         $1,131     $12,310   Both             0                   360             359            120
  184          $0         $3,186     $25,232   Both             0                   360             357            120
  185     $23,423         $3,513     $19,693   Both            61         Interest Only   Interest Only             61
  186     $24,000         $3,808     $27,539   Both             0                   360             357            122
  187          $0             $0          $1   None            36                   360             360            120
  188      $8,087         $1,078      $6,044   Both             0                   360             358            121
  190     $19,372         $2,906     $12,159   Both            60                   360             360            121
  191          $0         $3,400          $0   Both            60                   360             360            120
  192          $0         $1,519      $5,754   None             0                   360             360            119
  193     $18,000         $6,722     $48,209   Both            12                   360             360            120
  194      $3,252           $650      $4,584   Both             0                   360             357            120
  195          $0        $19,250          $0   Both            24                   360             360            120
  196     $16,667         $2,378     $22,294   Both            24                   360             360            120
  197          $0         $1,018          $0   Both             0                   360             359            120
  198     $11,208         $1,679      $6,198   Both            36                   360             360            120
  199          $0        $18,000          $0   Both             0                   360             359            120
  200          $0           $584          $0   None             0                   360             359             84

  201          $0        $21,844          $0   Both             0                   360             355             60
  203          $0         $6,922     $13,844   Both             0                   360             359            120
  204     $16,740         $4,977     $13,733   Both            24                   360             360            121
  205          $0         $2,603     $15,185   Both             0                   360             356            122
  206     $17,280         $3,240     $10,468   Both             0                   360             355            120



  207          $0         $4,350          $0   Both            36                   360             360            120





  208          $0         $6,075          $0   Both             0                   300             299            120
  209          $0         $1,131      $6,173   Both             0                   360             358            121
  210      $5,000         $2,114      $2,684   None             0                   360             358            120
  211          $0           $774      $5,162   Both             0                   360             357            120
  212          $0        $13,000          $0   Both            24                   360             360            122
  213      $3,000         $1,391      $8,803   Both            36                   360             360            120
  214     $12,000         $1,200     $11,755   Both             0                   360             359            120
  215          $0         $2,250          $0   Both             0                   360             358            120
  216      $6,400         $1,920     $11,934   Both            60                   360             360            121
  217     $10,000         $1,431      $9,043   Both            36                   360             360            122




  218          $0         $3,400          $0   Both            24                   360             360            120






  219          $0         $4,027     $10,885   Both            24                   360             360            120




  220          $0        $12,000          $0   Both             0                   360             355            120
  221          $0         $8,100          $0   Both             0                   360             358            120
  222          $0           $619      $6,192   Both            24                   360             360            120

  223          $0        $18,750          $0   Both            24                   360             360            120
  224          $0         $1,792     $12,193   Both             0                   360             358            120
  225     $10,800         $1,620      $8,173   Both             0                   360             354            121
  226          $0         $6,050          $0   Both             0                   360             355            120
  227          $0        $18,250          $0   Both            36                   360             360            119
  228          $0         $1,081     $13,831   Both             0                   360             359            120
  229      $7,290         $3,645      $7,290   Both            24                   360             360            120
  230          $0         $6,591          $0   Both            24                   360             360             60
  231      $5,195         $3,801     $14,076   Both             0                   360             359            120
  232          $0         $8,760          $0   Both             0                   360             358            120
  233          $0         $5,370          $0   Both             0                   360             359            120
  234          $0           $983     $12,225   None            60                   360             360            120
  235      $6,722           $896      $4,033   Both             0                   360             358            121
  236          $0         $5,220          $0   Both             0                   360             355            120
  237      $5,943           $891      $5,956   Both             0                   360             358            120


  238          $0         $2,930          $0   Both             0                   360             359            120



#       Maturity (1) (9)         Rate            (30/360 / Actual/360)   Payment (8)   Date         Date         ARD (10)
-----   ----------------   ---   ------    ---   ---------------------   -----------   ----------   ----------   ---------
    1                119         5.5147%         Actual/360                 $748,664   6/11/2007    5/11/2017    N/A
    2                 57         6.2262%         Actual/360                 $710,178   4/11/2007    3/11/2012    N/A


    3                 58         5.6355%         Actual/360                 $452,340   5/11/2007    4/11/2012    N/A

    4                119         5.6600%         Actual/360                 $406,485   6/11/2007    5/11/2017    N/A
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5                118         5.4939%         Actual/360                 $385,269   5/11/2007    4/11/2017    N/A
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6                117         5.0500%         Actual/360                 $275,634   4/11/2007    3/11/2017    N/A
    7                113         5.9500%         Actual/360                 $327,987   10/11/2006   11/11/2016   N/A
    8                 58         5.5680%         Actual/360                 $239,927   5/11/2007    4/11/2012    N/A
    9                120         5.5800%         Actual/360                 $235,729   5/11/2007    6/11/2017    N/A
   10                 60         5.6490%         Actual/360                 $219,553   7/11/2007    6/11/2012    N/A
   11                117         5.6200%         Actual/360                 $213,677   4/11/2007    3/11/2017    N/A
   13                118         5.7985%         Actual/360                 $184,945   4/11/2007    4/11/2017    N/A
   14                118         5.9400%         Actual/360                 $214,451   5/11/2007    4/11/2017    N/A
   15                120         5.7900%         Actual/360                 $212,193   6/11/2007    6/11/2017    N/A
   16                120         5.7600%         Actual/360                 $160,600   7/11/2007    6/11/2017    N/A
   17                115         6.1154%         Actual/360                 $197,271   3/11/2007    1/11/2017    N/A
   18                119         5.5200%         Actual/360                 $149,244   5/11/2007    5/11/2017    N/A
   19                 58         5.9810%         Actual/360                 $154,128   5/11/2007    4/11/2012    N/A
   20                117         5.9400%         Actual/360                 $151,767   4/11/2007    3/11/2017    N/A
   21                 57         5.5900%         Actual/360                 $140,557   4/11/2007    3/11/2012    N/A
   23                117         6.0700%         Actual/360                 $136,010   4/11/2007    3/11/2017    N/A
 23.1
 23.2
   24                115         5.9042%   (19)  Actual/360                 $153,979   2/11/2007    1/11/2017    N/A
   25                120         5.6000%         Actual/360                 $149,261   7/11/2007    6/11/2017    N/A
   26                118         5.7700%         Actual/360                 $148,550   5/11/2007    4/11/2017    N/A
   27                118         5.6600%         Actual/360                 $144,467   5/11/2007    4/11/2017    N/A
   28                120         5.4850%         Actual/360                 $111,224   7/11/2007    6/11/2017    N/A
   29                121         5.6500%         Actual/360                 $109,796   6/11/2007    7/11/2017    N/A
   30                119         5.7000%         Actual/360                 $110,189   6/11/2007    5/11/2017    N/A
   31                118         5.7585%         Actual/360                 $107,039   4/11/2007    4/11/2017    N/A
   32                117         6.0700%         Actual/360                 $109,957   4/11/2007    3/11/2017    N/A
   33                119         5.6400%         Actual/360                 $101,500   6/11/2007    5/11/2017    N/A


   34                118         5.5800%         Actual/360                  $99,761   5/11/2007    4/11/2017    N/A
   35                 60         5.6400%         Actual/360                 $100,071   6/11/2007    6/11/2012    N/A
   36                 58         5.7500%         Actual/360                  $99,909   5/11/2007    4/11/2012    N/A





   37                117         5.8000%         Actual/360                 $101,508   4/11/2007    3/11/2017    N/A
   38                119         5.7800%         Actual/360                  $99,239   6/11/2007    5/11/2017    N/A
   39                120         5.5900%         Actual/360                  $95,479   7/11/2007    6/11/2017    N/A
   40                117         6.1000%         Actual/360                  $84,112   4/11/2007    3/11/2017    N/A
   41                121   (23)  6.0500%         Actual/360                  $65,920   7/11/2007    7/11/2017    N/A
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42                121   (23)  6.3100%         Actual/360                  $16,730   7/11/2007    7/11/2017    N/A
 42.1
 42.2
   43                 57         6.3488%   (24)  Actual/360                  $91,832   4/11/2007    3/11/2012    N/A
   44                120         5.7400%         Actual/360                  $70,322   7/11/2007    6/11/2017    N/A
   46                118         5.6200%         Actual/360                  $82,849   5/11/2007    4/11/2017    N/A
   47                119         5.4650%         Actual/360                  $66,306   6/11/2007    5/11/2017    N/A
   48                117         6.2200%         Actual/360                  $72,523   4/11/2007    3/11/2017    N/A
   49                119         5.5000%         Actual/360                  $77,787   6/11/2007    5/11/2017    N/A
   50                 58         5.8000%         Actual/360                  $66,646   5/11/2007    4/11/2012    N/A
   51                119         5.6200%         Actual/360                  $64,103   6/11/2007    5/11/2017    N/A
   52                116         5.9100%         Actual/360                  $80,160   4/11/2007    2/11/2017    N/A



   53                 53         5.8300%         Actual/360                  $76,526   12/11/2006   11/11/2011   N/A
   54                119         5.5075%         Actual/360                  $57,701   5/11/2007    5/11/2017    N/A
   55                118         5.7500%         Actual/360                  $71,488   5/11/2007    4/11/2017    N/A
   56                117         5.8650%         Actual/360                  $70,908   5/11/2007    3/11/2017    N/A
   57                118         5.6700%         Actual/360                  $55,092   5/11/2007    4/11/2017    N/A
   58                118         5.7400%         Actual/360                  $55,772   5/11/2007    4/11/2017    N/A
   59                119         5.7900%         Actual/360                  $67,110   6/11/2007    5/11/2017    N/A
 59.1
 59.2
 59.3
 59.4
   60                119         5.4750%         Actual/360                  $52,596   6/11/2007    5/11/2017    N/A
   61                118         5.6500%         Actual/360                  $63,496   5/11/2007    4/11/2017    N/A
   62                118         5.9069%   (27)  Actual/360                  $62,494   5/11/2007    4/11/2017    N/A
   63                118         5.7985%         Actual/360                  $51,442   4/11/2007    4/11/2017    N/A
   64                119         5.7325%         Actual/360                  $59,062   6/11/2007    5/11/2017    N/A
   65                118         5.6250%         Actual/360                  $47,526   5/11/2007    4/11/2017    N/A

   66                118         5.7400%         Actual/360                  $58,002   5/11/2007    4/11/2017    N/A

   67                119         5.8100%         Actual/360                  $58,152   6/11/2007    5/11/2017    N/A
   68                115         5.6550%         Actual/360                  $47,063   3/11/2007    1/11/2017    N/A
   71                120         5.7000%         Actual/360                  $55,138   7/11/2007    6/11/2017    N/A
   72                115         5.6550%         Actual/360                  $44,339   3/11/2007    1/11/2017    N/A
   73                118         5.5800%         Actual/360                  $43,751   5/11/2007    4/11/2017    N/A
   76                115         5.7600%         Actual/360                  $51,410   1/11/2007    1/11/2017    N/A
   77                116         6.4000%         Actual/360                  $58,870   3/11/2007    2/11/2017    N/A
   78                120         5.8700%         Actual/360                  $50,254   7/11/2007    6/11/2017    N/A
   79                117         5.6000%         Actual/360                  $40,691   3/11/2007    3/11/2017    N/A
   81                 85         5.7500%         Actual/360                  $49,020   6/11/2007    7/11/2014    N/A
   82                119         5.6850%         Actual/360                  $48,674   6/11/2007    5/11/2017    N/A
   83                118         5.8800%         Actual/360                  $49,420   5/11/2007    4/11/2017    N/A
   84                117         6.1300%         Actual/360                  $42,884   4/11/2007    3/11/2017    N/A
   85                119         5.5850%         Actual/360                  $46,424   5/11/2007    5/11/2017    N/A
   86                119         5.6700%         Actual/360                  $46,859   6/11/2007    5/11/2017    N/A
   87                119         5.8500%         Actual/360                  $39,542   6/11/2007    5/11/2017    N/A
   88                118         5.8600%         Actual/360                  $39,609   5/11/2007    4/11/2017    N/A
   89                119         5.4750%         Actual/360                  $37,007   6/11/2007    5/11/2017    N/A
   91                119         5.9100%         Actual/360                  $45,721   6/11/2007    5/11/2017    N/A


   92                119         5.8200%         Actual/360                  $36,880   6/11/2007    5/11/2017    N/A
   93                118         5.7200%         Actual/360                  $42,462   5/11/2007    4/11/2017    N/A
   94                119         5.7600%         Actual/360                  $41,479   5/11/2007    5/11/2017    N/A
   95                117         6.1600%         Actual/360                  $36,849   4/11/2007    3/11/2017    N/A
   96                118         5.6250%         Actual/360                  $33,268   5/11/2007    4/11/2017    N/A
   97                120         5.8000%         Actual/360                  $41,073   6/11/2007    6/11/2017    N/A
   98                120         5.7550%         Actual/360                  $40,872   7/11/2007    6/11/2017    N/A
  100                119         5.8600%         Actual/360                  $39,652   6/11/2007    5/11/2017    N/A
  101                119         5.6800%         Actual/360                  $38,802   6/11/2007    5/11/2017    N/A



  102                119         5.7400%         Actual/360                  $37,308   6/11/2007    5/11/2017    N/A
  103                117         6.0600%         Actual/360                  $38,618   4/11/2007    3/11/2017    N/A
  104                120         5.6900%         Actual/360                  $36,525   7/11/2007    6/11/2017    N/A
  106                119         5.5200%         Actual/360                  $28,664   6/11/2007    5/11/2017    N/A
  107                119         5.9200%         Actual/360                  $30,261   6/11/2007    5/11/2017    N/A
  109                 82         5.8900%         Actual/360                  $34,602   5/11/2007    4/11/2014    N/A

  110                119         6.0000%         Actual/360                  $34,774   6/11/2007    5/11/2017    N/A
  111                117         5.9000%         Actual/360                  $33,512   4/11/2007    3/11/2017    N/A
  112                118         5.5000%         Actual/360                  $31,796   5/11/2007    4/11/2017    N/A

  114                115         5.6550%         Actual/360                  $26,565   3/11/2007    1/11/2017    N/A
  115                119         5.6900%         Actual/360                  $26,384   6/11/2007    5/11/2017    N/A
  116                118         5.6800%         Actual/360                  $25,915   4/11/2007    4/11/2017    N/A
  117                118         5.6400%         Actual/360                  $30,848   5/11/2007    4/11/2017    N/A
  118                117         6.7400%         Actual/360                  $30,296   4/11/2007    3/11/2017    N/A
  119                118         5.9400%         Actual/360                  $31,572   5/11/2007    4/11/2017    N/A
  121                118         5.7500%         Actual/360                  $30,725   4/11/2007    4/11/2017    N/A
  122                118         5.7300%         Actual/360                  $30,280   5/11/2007    4/11/2017    N/A
  123                118         5.7325%         Actual/360                  $30,142   5/11/2007    4/11/2017    N/A






  127                119         5.8000%         Actual/360                  $29,338   6/11/2007    5/11/2017    N/A
  128                117         6.2800%         Actual/360                  $30,883   4/11/2007    3/11/2017    N/A






  129                 82         5.8350%         Actual/360                  $29,449   5/11/2007    4/11/2014    N/A
  130                118         6.0500%         Actual/360                  $32,368   5/11/2007    4/11/2017    N/A
  131                119         6.1800%         Actual/360                  $30,406   6/11/2007    5/11/2017    N/A
  132                118         5.8200%         Actual/360                  $29,107   5/11/2007    4/11/2017    N/A
  133                116         6.0600%         Actual/360                  $29,929   3/11/2007    2/11/2017    N/A
  135                120         5.6500%         Actual/360                  $27,130   7/11/2007    6/11/2017    N/A
  136                117         5.9400%         Actual/360                  $27,700   4/11/2007    3/11/2017    N/A
  137                117         5.7300%         Actual/360                  $27,077   4/11/2007    3/11/2017    N/A
  138                 58         5.7800%         Actual/360                  $27,166   5/11/2007    4/11/2012    N/A
  139                119         5.5600%         Actual/360                  $26,149   5/11/2007    5/11/2017    N/A
  140                117         5.5200%         Actual/360                  $25,886   4/11/2007    3/11/2017    N/A



140.1
140.2
  141                116         5.5400%         Actual/360                  $25,664   3/11/2007    2/11/2017    N/A
  142                116         5.7600%         Actual/360                  $26,289   2/11/2007    2/11/2017    N/A
  144                118         5.6425%         Actual/360                  $24,801   5/11/2007    4/11/2017    N/A
  145                118         5.9000%         Actual/360                  $24,912   4/11/2007    4/11/2017    N/A
  146                114         5.7500%         Actual/360                  $24,510   5/11/2007    12/11/2016   N/A
  147                114         5.6300%         Actual/360                  $24,191   1/11/2007    12/11/2016   N/A
  149                115         5.8600%         Actual/360                  $23,623   1/11/2007    1/11/2017    N/A
  150                118         5.8800%         Actual/360                  $23,674   5/11/2007    4/11/2017    N/A
  151                119         5.7200%         Actual/360                  $22,452   6/11/2007    5/11/2017    N/A
  153                119         6.0000%         Actual/360                  $18,554   6/11/2007    5/11/2017    N/A
  154                119         5.9100%         Actual/360                  $17,477   6/11/2007    5/11/2017    N/A
  156                119         5.8000%         Actual/360                  $20,243   6/11/2007    5/11/2017    N/A
  157                 59         5.9000%         Actual/360                  $20,167   6/11/2007    5/11/2012    N/A






  158                118         5.7200%         Actual/360                  $21,328   5/11/2007    4/11/2017    N/A
  159                118         5.7300%         Actual/360                  $19,507   5/11/2007    4/11/2037    4/11/2017
  160                117         5.8000%         Actual/360                  $19,583   4/11/2007    3/11/2017    N/A
  161                119         5.6200%         Actual/360                  $18,699   6/11/2007    5/11/2017    N/A
  162                119         5.6200%         Actual/360                  $18,411   6/11/2007    5/11/2017    N/A
  163                118         5.8200%         Actual/360                  $18,817   5/11/2007    4/11/2017    N/A
  164                118         5.9300%         Actual/360                  $18,893   4/11/2007    4/11/2017    N/A
  165                119         5.7900%         Actual/360                  $18,463   5/11/2007    5/11/2017    N/A
  166                118         6.2000%         Actual/360                  $19,170   5/11/2007    4/11/2017    N/A
  167                119         5.8000%         Actual/360                  $18,189   5/11/2007    5/11/2017    N/A
  169                119         5.8300%         Actual/360                  $18,249   7/11/2007    5/11/2017    N/A
  170                119         5.8900%         Actual/360                  $18,367   5/11/2007    5/11/2017    N/A
  172                117         5.6500%         Actual/360                  $17,317   4/11/2007    3/11/2017    N/A
  173                119         5.9500%         Actual/360                  $17,890   5/11/2007    5/11/2017    N/A


  174                119         5.8900%         Actual/360                  $17,538   6/11/2007    5/11/2017    N/A
  175                119         5.9000%         Actual/360                  $17,498   6/11/2007    5/11/2017    N/A


  177                114         5.7800%         Actual/360                  $17,084   1/11/2007    12/11/2016   N/A
177.1
177.2
  178                119         5.7200%         Actual/360                  $16,403   5/11/2007    5/11/2017    N/A
  180                113         6.0100%         Actual/360                  $16,805   12/11/2006   11/11/2016   N/A
  181                117         5.5600%         Actual/360                  $15,432   4/11/2007    3/11/2017    N/A
  182                119         5.7800%         Actual/360                  $15,808   6/11/2007    5/11/2017    N/A




  183                119         6.0700%         Actual/360                  $16,310   6/11/2007    5/11/2017    N/A
  184                117         5.9100%         Actual/360                  $16,032   4/11/2007    3/11/2017    N/A
  185                 60         5.8600%         Actual/360                  $12,774   6/11/2007    6/11/2012    N/A
  186                119         5.9000%         Actual/360                  $15,125   4/11/2007    5/11/2017    N/A
  187                119         5.7400%         Actual/360                  $14,573   6/11/2007    5/11/2017    N/A
  188                119         5.8300%         Actual/360                  $14,717   5/11/2007    5/11/2017    N/A
  190                118         5.7635%         Actual/360                  $14,026   4/11/2007    4/11/2017    N/A
  191                120         6.0800%         Actual/360                  $14,513   7/11/2007    6/11/2017    N/A
  192                119         5.7200%         Actual/360                  $13,588   7/11/2007    5/11/2017    N/A
  193                117         5.8300%         Actual/360                  $13,539   4/11/2007    3/11/2017    N/A
  194                117         5.9300%         Actual/360                  $13,567   4/11/2007    3/11/2017    N/A
  195                118         5.7500%         Actual/360                  $13,072   5/11/2007    4/11/2017    N/A
  196                119         5.7400%         Actual/360                  $12,825   6/11/2007    5/11/2017    N/A
  197                119         6.0000%         Actual/360                  $13,190   6/11/2007    5/11/2017    N/A
  198                118         5.8000%         Actual/360                  $12,615   5/11/2007    4/11/2017    N/A
  199                119         5.9900%         Actual/360                  $12,877   6/11/2007    5/11/2017    N/A
  200                 83         5.9000%         Actual/360                  $12,752   6/11/2007    5/11/2014    N/A

  201                 55         6.2200%         Actual/360                  $13,135   2/11/2007    1/11/2012    N/A
  203                119         6.0200%         Actual/360                  $12,527   6/11/2007    5/11/2017    N/A
  204                119         5.8800%         Actual/360                  $11,837   5/11/2007    5/11/2017    N/A
  205                118         6.1800%         Actual/360                  $12,223   3/11/2007    4/11/2017    N/A
  206                115         5.7400%         Actual/360                  $11,659   2/11/2007    1/11/2017    N/A



  207                114         6.2500%         Actual/360                  $11,906   1/11/2007    12/11/2016   N/A





  208                119         6.0100%         Actual/360                  $11,931   6/11/2007    5/11/2017    N/A
  209                119         5.8400%         Actual/360                  $10,873   5/11/2007    5/11/2017    N/A
  210                118         5.5400%         Actual/360                  $10,437   5/11/2007    4/11/2017    N/A
  211                117         5.8500%         Actual/360                  $10,619   4/11/2007    3/11/2017    N/A
  212                119         5.7200%         Actual/360                  $10,034   4/11/2007    5/11/2017    N/A
  213                114         5.9800%         Actual/360                  $10,051   1/11/2007    12/11/2016   N/A
  214                119         5.8500%         Actual/360                   $9,882   6/11/2007    5/11/2017    N/A
  215                118         6.2000%         Actual/360                  $10,106   5/11/2007    4/11/2017    N/A
  216                119         5.9700%         Actual/360                   $9,562   5/11/2007    5/11/2017    N/A
  217                120         5.9000%         Actual/360                   $9,312   5/11/2007    6/11/2017    N/A




  218                115         5.9500%         Actual/360                   $8,990   2/11/2007    1/11/2017    N/A






  219                119         6.1700%         Actual/360                   $9,158   6/11/2007    5/11/2017    N/A




  220                115         6.3000%         Actual/360                   $9,223   2/11/2007    1/11/2017    N/A
  221                118         5.8500%         Actual/360                   $8,613   5/11/2007    4/11/2017    N/A
  222                114         6.1600%         Actual/360                   $8,782   1/11/2007    12/11/2016   N/A

  223                119         6.0400%         Actual/360                   $8,430   6/11/2007    5/11/2017    N/A
  224                118         5.8300%         Actual/360                   $8,241   5/11/2007    4/11/2017    N/A
  225                115         5.9900%         Actual/360                   $8,385   1/11/2007    1/11/2017    N/A
  226                115         5.9400%         Actual/360                   $8,280   2/11/2007    1/11/2017    N/A
  227                118         5.8600%         Actual/360                   $7,943   6/11/2007    4/11/2017    N/A
  228                119         6.1450%         Actual/360                   $7,916   6/11/2007    5/11/2017    N/A
  229                116         6.2800%         Actual/360                   $7,906   3/11/2007    2/11/2017    N/A
  230                 59         5.8500%         Actual/360                   $7,374   6/11/2007    5/11/2012    N/A
  231                119         6.0900%         Actual/360                   $7,264   6/11/2007    5/11/2017    N/A
  232                118         6.0200%         Actual/360                   $7,210   5/11/2007    4/11/2017    N/A
  233                119         6.2000%         Actual/360                   $6,737   6/11/2007    5/11/2017    N/A
  234                119         6.0400%         Actual/360                   $6,021   6/11/2007    5/11/2017    N/A
  235                119         5.8800%         Actual/360                   $5,327   5/11/2007    5/11/2017    N/A
  236                115         6.4500%         Actual/360                   $5,659   2/11/2007    1/11/2017    N/A
  237                118         6.2500%         Actual/360                   $5,418   5/11/2007    4/11/2017    N/A


  238                119         6.1400%         Actual/360                   $4,138   6/11/2007    5/11/2017    N/A

                                                                             Original   Original
                                                            Original         Yield      Prepayment   Original
#       Seasoning (1)   as of Origination (11)              (Months)         (Months)   (Months)     (Months)
-----   -------------   ---------------------------   ---   --------   ---   --------   ----------   --------
    1               1   YM1/116_0.0%/4                (12)         0              116            0          4
    2               3   Lock/56_0.0%/4                            56                0            0          4


    3               2   Lock/56_0.0%/4                (14)        56                0            0          4

    4               1   Lock/25_YM1/88_0.0%/7         (15)        25               88            0          7
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5               2   Lock/12_YM1/102_0.0%/6        (16)        12              102            0          6
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6               3   Lock/116_0.0%/4                          116                0            0          4
    7               9   Lock/118_0.0%/4                          118                0            0          4
    8               2   Lock/13_YM1/44_0.0%/3                     13               44            0          3
    9               2   Lock/13_YM1/105_0.0%/4                    13              105            0          4
   10               0   Lock/12_YM/41_0.0%/7          (18)        12               41            0          7
   11               3   Lock/116_0.0%/4                          116                0            0          4
   13               3   Lock/114_0.0%/7                          114                0            0          7
   14               2   Lock/117_0.0%/3                          117                0            0          3
   15               1   Lock/115_0.0%/6                          115                0            0          6
   16               0   Lock/117_0.0%/3                          117                0            0          3
   17               4   Lock/116_0.0%/3                          116                0            0          3
   18               2   Lock/118_0.0%/3                          118                0            0          3
   19               2   Lock/11_YM1/45_0.0%/4                     11               45            0          4
   20               3   Lock/116_0.0%/4                          116                0            0          4
   21               3   Lock/56_0.0%/4                            56                0            0          4
   23               3   Lock/116_0.0%/4                          116                0            0          4
 23.1
 23.2
   24               5   Lock/113_0.0%/7                          113                0            0          7
   25               0   Lock/36_YM1/81_0.0%/3         (20)        36               81            0          3
   26               2   Lock/117_0.0%/3                          117                0            0          3
   27               2   Lock/26_YM1/91_0.0%/3                     26               91            0          3
   28               0   Lock/116_0.0%/4                          116                0            0          4
   29               1   Lock/118_0.0%/4               (21)       118                0            0          4
   30               1   Lock/117_0.0%/3                          117                0            0          3
   31               3   Lock/114_0.0%/7                          114                0            0          7
   32               3   Lock/116_0.0%/4                          116                0            0          4
   33               1   Lock/117_0.0%/3                          117                0            0          3


   34               2   Lock/117_0.0%/3                          117                0            0          3
   35               1   Lock/58_0.0%/3                            58                0            0          3
   36               2   Lock/57_0.0%/3                            57                0            0          3





   37               3   Lock/117_0.0%/3                          117                0            0          3
   38               1   Lock/117_0.0%/3                          117                0            0          3
   39               0   Lock/117_0.0%/3                          117                0            0          3
   40               3   Lock/116_0.0%/4                          116                0            0          4
   41               0   Lock/118_0.0%/3               (23)       118   (23)         0            0          3
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42               0   Lock/118_0.0%/3               (23)       118   (23)         0            0          3
 42.1
 42.2
   43               3   Lock/47_0.0%/13                           47                0            0         13
   44               0   Lock/117_0.0%/3                          117                0            0          3
   46               2   Lock/117_0.0%/3                          117                0            0          3
   47               1   Lock/117_0.0%/3                          117                0            0          3
   48               3   Lock/116_0.0%/4                          116                0            0          4
   49               1   Lock/37_YM1/80_0.0%/3                     37               80            0          3
   50               2   Lock/54_0.0%/6                            54                0            0          6
   51               1   Lock/117_0.0%/3                          117                0            0          3
   52               3   Lock/116_0.0%/3                          116                0            0          3



   53               7   Lock/54_0.0%/6                            54                0            0          6
   54               2   Lock/118_0.0%/3               (25)       118                0            0          3
   55               2   Lock/117_0.0%/3                          117                0            0          3
   56               2   Lock/116_0.0%/3                          116                0            0          3
   57               2   Lock/113_0.0%/7                          113                0            0          7
   58               2   Lock/117_0.0%/3                          117                0            0          3
   59               1   Lock/117_0.0%/3                          117                0            0          3
 59.1
 59.2
 59.3
 59.4
   60               1   Lock/114_0.0%/6                          114                0            0          6
   61               2   Lock/117_0.0%/3                          117                0            0          3
   62               2   Lock/116_0.0%/4                          116                0            0          4
   63               3   Lock/115_0.0%/6                          115                0            0          6
   64               1   Lock/117_0.0%/3                          117                0            0          3
   65               2   Lock/113_0.0%/7                          113                0            0          7

   66               2   Lock/117_0.0%/3                          117                0            0          3

   67               1   Lock/117_0.0%/3                          117                0            0          3
   68               4   Lock/116_0.0%/3                          116                0            0          3
   71               0   Lock/117_0.0%/3                          117                0            0          3
   72               4   Lock/116_0.0%/3                          116                0            0          3
   73               2   Lock/117_0.0%/3                          117                0            0          3
   76               6   YM3/12_YM2/12_YM1/93_0.0%/4                0              117            0          4
   77               4   Lock/113_0.0%/7                          113                0            0          7
   78               0   Lock/117_0.0%/3                          117                0            0          3
   79               4   Lock/118_0.0%/3                          118                0            0          3
   81               1   Lock/25_YM1/55_0.0%/6                     25               55            0          6
   82               1   Lock/117_0.0%/3                          117                0            0          3
   83               2   Lock/117_0.0%/3                          117                0            0          3
   84               3   Lock/116_0.0%/4                          116                0            0          4
   85               2   Lock/118_0.0%/3                          118                0            0          3
   86               1   Lock/117_0.0%/3                          117                0            0          3
   87               1   Lock/117_0.0%/3                          117                0            0          3
   88               2   Lock/114_0.0%/6                          114                0            0          6
   89               1   Lock/37_YM1/80_0.0%/3         (29)        37               80            0          3
   91               1   Lock/114_0.0%/6                          114                0            0          6


   92               1   Lock/117_0.0%/3                          117                0            0          3
   93               2   Lock/117_0.0%/3                          117                0            0          3
   94               2   Lock/118_0.0%/3                          118                0            0          3
   95               3   Lock/116_0.0%/4                          116                0            0          4
   96               2   Lock/113_0.0%/7                          113                0            0          7
   97               1   Lock/118_0.0%/3                          118                0            0          3
   98               0   Lock/36_YM1/81_0.0%/3                     36               81            0          3
  100               1   Lock/117_0.0%/3                          117                0            0          3
  101               1   Lock/117_0.0%/3                          117                0            0          3



  102               1   Lock/117_0.0%/3                          117                0            0          3
  103               3   Lock/117_0.0%/3                          117                0            0          3
  104               0   Lock/117_0.0%/3                          117                0            0          3
  106               1   Lock/117_0.0%/3                          117                0            0          3
  107               1   Lock/114_0.0%/6                          114                0            0          6
  109               2   Lock/81_0.0%/3                            81                0            0          3

  110               1   Lock/117_0.0%/3                          117                0            0          3
  111               3   Lock/39_YM1/77_0.0%/4                     39               77            0          4
  112               2   Lock/117_0.0%/3                          117                0            0          3

  114               4   Lock/116_0.0%/3                          116                0            0          3
  115               1   Lock/117_0.0%/3                          117                0            0          3
  116               3   Lock/118_0.0%/3                          118                0            0          3
  117               2   Lock/117_0.0%/3                          117                0            0          3
  118               3   Lock/116_0.0%/4                          116                0            0          4
  119               2   Lock/117_0.0%/3                          117                0            0          3
  121               3   Lock/118_0.0%/3                          118                0            0          3
  122               2   Lock/117_0.0%/3                          117                0            0          3
  123               2   Lock/117_0.0%/3                          117                0            0          3






  127               1   Lock/117_0.0%/3                          117                0            0          3
  128               3   Lock/117_0.0%/3                          117                0            0          3






  129               2   Lock/81_0.0%/3                            81                0            0          3
  130               2   Lock/117_0.0%/3                          117                0            0          3
  131               1   Lock/37_YM1/80_0.0%/3                     37               80            0          3
  132               2   Lock/117_0.0%/3                          117                0            0          3
  133               4   Lock/114_0.0%/6                          114                0            0          6
  135               0   Lock/114_0.0%/6                          114                0            0          6
  136               3   Lock/117_0.0%/3                          117                0            0          3
  137               3   Lock/117_0.0%/3                          117                0            0          3
  138               2   Lock/57_0.0%/3                            57                0            0          3
  139               2   Lock/118_0.0%/3                          118                0            0          3
  140               3   Lock/117_0.0%/3               (33)       117                0            0          3



140.1
140.2
  141               4   YM3/12_YM2/12_YM1/92_0.0%/4                0              116            0          4
  142               5   Lock/115_0.0%/6                          115                0            0          6
  144               2   Lock/114_0.0%/6                          114                0            0          6
  145               3   Lock/118_0.0%/3                          118                0            0          3
  146               2   Lock/110_0.0%/6                          110                0            0          6
  147               6   Lock/117_0.0%/3                          117                0            0          3
  149               6   Lock/118_0.0%/3                          118                0            0          3
  150               2   Lock/117_0.0%/3                          117                0            0          3
  151               1   Lock/117_0.0%/3                          117                0            0          3
  153               1   Lock/117_0.0%/3                          117                0            0          3
  154               1   Lock/114_0.0%/6                          114                0            0          6
  156               1   Lock/114_0.0%/6                          114                0            0          6
  157               1   Lock/54_0.0%/6                            54                0            0          6






  158               2   Lock/114_0.0%/6                          114                0            0          6
  159               2   Lock/114_0.0%/6                          114                0            0          6
  160               3   Lock/114_0.0%/6                          114                0            0          6
  161               1   Lock/117_0.0%/3                          117                0            0          3
  162               1   Lock/117_0.0%/3                          117                0            0          3
  163               2   Lock/117_0.0%/3                          117                0            0          3
  164               3   Lock/118_0.0%/3                          118                0            0          3
  165               2   Lock/118_0.0%/3                          118                0            0          3
  166               2   Lock/38_YM1/79_0.0%/3                     38               79            0          3
  167               2   Lock/118_0.0%/3                          118                0            0          3
  169               0   Lock/116_0.0%/3                          116                0            0          3
  170               2   Lock/115_0.0%/6                          115                0            0          6
  172               3   Lock/117_0.0%/3                          117                0            0          3
  173               2   Lock/115_0.0%/6                          115                0            0          6


  174               1   Lock/114_0.0%/6                          114                0            0          6
  175               1   Lock/114_0.0%/6                          114                0            0          6


  177               6   Lock/117_0.0%/3                          117                0            0          3
177.1
177.2
  178               2   Lock/38_YM1/80_0.0%/3                     38               80            0          3
  180               7   Lock/117_0.0%/3                          117                0            0          3
  181               3   Lock/117_0.0%/3                          117                0            0          3
  182               1   Lock/114_0.0%/6                          114                0            0          6




  183               1   Lock/114_0.0%/6                          114                0            0          6
  184               3   Lock/114_0.0%/6                          114                0            0          6
  185               1   Lock/37_YM1/21_0.0%/3                     37               21            0          3
  186               3   Lock/116_0.0%/6                          116                0            0          6
  187               1   Lock/114_0.0%/6                          114                0            0          6
  188               2   Lock/115_0.0%/6                          115                0            0          6
  190               3   Lock/39_YM1/79_0.0%/3                     39               79            0          3
  191               0   Lock/117_0.0%/3                          117                0            0          3
  192               0   Lock/113_0.0%/6                          113                0            0          6
  193               3   Lock/114_0.0%/6                          114                0            0          6
  194               3   Lock/117_0.0%/3                          117                0            0          3
  195               2   Lock/38_YM1/79_0.0%/3         (34)        38               79            0          3
  196               1   Lock/114_0.0%/6                          114                0            0          6
  197               1   Lock/114_0.0%/6                          114                0            0          6
  198               2   Lock/117_0.0%/3                          117                0            0          3
  199               1   Lock/117_0.0%/3                          117                0            0          3
  200               1   Lock/78_0.0%/6                            78                0            0          6

  201               5   Lock/54_0.0%/6                            54                0            0          6
  203               1   Lock/114_0.0%/6                          114                0            0          6
  204               2   Lock/118_0.0%/3                          118                0            0          3
  205               4   Lock/116_0.0%/6                          116                0            0          6
  206               5   Lock/117_0.0%/3                          117                0            0          3



  207               6   Lock/114_0.0%/6                          114                0            0          6





  208               1   Lock/37_YM1/80_0.0%/3                     37               80            0          3
  209               2   Lock/115_0.0%/6                          115                0            0          6
  210               2   Lock/117_0.0%/3                          117                0            0          3
  211               3   Lock/114_0.0%/6                          114                0            0          6
  212               3   Lock/116_0.0%/6                          116                0            0          6
  213               6   Lock/117_0.0%/3                          117                0            0          3
  214               1   Lock/114_0.0%/6                          114                0            0          6
  215               2   Lock/117_0.0%/3                          117                0            0          3
  216               2   Lock/38_YM1/80_0.0%/3                     38               80            0          3
  217               2   Lock/116_0.0%/6                          116                0            0          6




  218               5   Lock/114_0.0%/6                          114                0            0          6






  219               1   Lock/114_0.0%/6                          114                0            0          6




  220               5   Lock/114_0.0%/6                          114                0            0          6
  221               2   Lock/114_0.0%/6                          114                0            0          6
  222               6   Lock/114_0.0%/6                          114                0            0          6

  223               1   Lock/114_0.0%/6                          114                0            0          6
  224               2   Lock/114_0.0%/6                          114                0            0          6
  225               6   Lock/115_0.0%/6                          115                0            0          6
  226               5   Lock/41_YM1/76_0.0%/3                     41               76            0          3
  227               1   Lock/116_0.0%/3                          116                0            0          3
  228               1   Lock/114_0.0%/6                          114                0            0          6
  229               4   Lock/40_YM1/77_0.0%/3                     40               77            0          3
  230               1   Lock/54_0.0%/6                            54                0            0          6
  231               1   Lock/114_0.0%/6                          114                0            0          6
  232               2   Lock/114_0.0%/6                          114                0            0          6
  233               1   Lock/37_YM1/80_0.0%/3                     37               80            0          3
  234               1   Lock/114_0.0%/6                          114                0            0          6
  235               2   Lock/115_0.0%/6                          115                0            0          6
  236               5   Lock/114_0.0%/6                          114                0            0          6
  237               2   Lock/114_0.0%/6                          114                0            0          6


  238               1   Lock/114_0.0%/6                          114                0            0          6


                                       Yield        Prepayment
#       Defeasance (12)   Date         Date         Date         Spread   Fees       Pays                       Elevators
-----   ---------------   ----------   ----------   ----------   ------   -------    ------------------------   ---------
    1   No                N/A          2/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
    2   Yes               12/11/2011   N/A          N/A          N/A      0.02084%   N/A                              N/A


    3   Yes               1/11/2012    N/A          N/A          N/A      0.02084%   Electric                           6

    4   No                7/11/2009    11/11/2016   N/A          T-Flat   0.02084%
  4.1                                                                                N/A                              N/A
  4.2                                                                                N/A                              N/A
  4.3                                                                                N/A                              N/A
  4.4                                                                                N/A                              N/A
  4.5                                                                                N/A                              N/A
  4.6                                                                                N/A                              N/A
  4.7                                                                                N/A                              N/A
    5   No                5/11/2008    11/11/2016   N/A          T-Flat   0.02084%
  5.1                                                                                N/A                              N/A
  5.2                                                                                N/A                              N/A
  5.3                                                                                N/A                              N/A
  5.4                                                                                N/A                              N/A
  5.5                                                                                N/A                              N/A
  5.6                                                                                N/A                              N/A
  5.7                                                                                N/A                              N/A
  5.8                                                                                N/A                              N/A
  5.9                                                                                N/A                              N/A
 5.10                                                                                N/A                              N/A
 5.11                                                                                N/A                              N/A
 5.12                                                                                N/A                              N/A
 5.13                                                                                N/A                              N/A
 5.14                                                                                N/A                              N/A
 5.15                                                                                N/A                              N/A
    6   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               8
    7   Yes               8/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A
    8   No                6/11/2008    2/11/2012    N/A          T-Flat   0.02084%   N/A                              N/A
    9   No                6/11/2008    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
   10   No                7/11/2008    12/11/2011   N/A          T-Flat   0.02084%   N/A                              N/A
   11   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water                     0
   13   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       2
   14   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   15   Yes               1/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   16   Yes               4/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   17   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
   18   Yes               3/11/2017    N/A          N/A          N/A      0.03084%   N/A                              N/A
   19   No                4/11/2008    1/11/2012    N/A          T-Flat   0.02084%   Electric/Gas/Water/Sewer           0
   20   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric                           0
   21   Yes               12/11/2011   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   23   Yes               12/11/2016   N/A          N/A          N/A      0.02084%
 23.1                                                                                Electric                           0
 23.2                                                                                Electric/Gas                       0
   24   Yes               7/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A
   25   No                7/11/2010    4/11/2017    N/A          T-Flat   0.03334%   N/A                              N/A
   26   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   27   No                7/11/2009    2/11/2017    N/A          T-Flat   0.03084%   N/A                              N/A
   28   Yes               3/11/2017    N/A          N/A          N/A      0.03084%   Electric/Gas/Water/Sewer           0
   29   Yes               4/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   30   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   Electric                           0
   31   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       2
   32   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   33   Yes               3/11/2017    N/A          N/A          N/A      0.07084%   N/A                              N/A


   34   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   35   Yes               4/11/2012    N/A          N/A          N/A      0.02084%   N/A                              N/A
   36   Yes               2/11/2012    N/A          N/A          N/A      0.03334%   Electric/Water/Sewer               0





   37   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   Electric                           0
   38   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   39   Yes               4/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   40   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   41   Yes               5/11/2017    N/A          N/A          N/A      0.02084%
 41.1                                                                                Electric                           0
 41.2                                                                                Electric                           0
 41.3                                                                                Electric                           0
 41.4                                                                                Electric                           0
 41.5                                                                                Electric                           0
 41.6                                                                                Electric                           0
 41.7                                                                                Electric                           0
 41.8                                                                                Electric                           0
 41.9                                                                                Electric                           0
41.10                                                                                Electric                           0
41.11                                                                                Electric                           0
41.12                                                                                Electric                           0
   42   Yes               5/11/2017    N/A          N/A          N/A      0.02084%
 42.1                                                                                N/A                              N/A
 42.2                                                                                N/A                              N/A
   43   Yes               3/11/2011    N/A          N/A          N/A      0.02084%   N/A                              N/A
   44   Yes               4/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   46   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   47   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   48   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   49   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
   50   Yes               11/11/2011   N/A          N/A          N/A      0.03334%   Electric/Water                     0
   51   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   52   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A



   53   Yes               6/11/2011    N/A          N/A          N/A      0.02084%   N/A                              N/A
   54   Yes               3/11/2017    N/A          N/A          N/A      0.04084%   N/A                              N/A
   55   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   Electric/Water/Sewer               3
   56   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   57   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   Electric                           1
   58   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   Electric/Gas                       0
   59   Yes               3/11/2017    N/A          N/A          N/A      0.02084%
 59.1                                                                                N/A                              N/A
 59.2                                                                                N/A                              N/A
 59.3                                                                                N/A                              N/A
 59.4                                                                                N/A                              N/A
   60   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
   61   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   62   Yes               1/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   63   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       1
   64   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   65   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       1

   66   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A

   67   Yes               3/11/2017    N/A          N/A          N/A      0.08084%   N/A                              N/A
   68   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   71   Yes               4/11/2017    N/A          N/A          N/A      0.02084%   Electric                           0
   72   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   73   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   76   No                N/A          10/11/2016   N/A          T-Flat   0.02084%   Electric/Gas/Water/Sewer           0
   77   Yes               8/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A
   78   Yes               4/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   79   Yes               1/11/2017    N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   81   No                7/11/2009    2/11/2014    N/A          T-Flat   0.02084%   N/A                              N/A
   82   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   83   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   84   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   85   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   86   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   87   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   88   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
   89   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   Electric/Gas                       2
   91   Yes               12/11/2016   N/A          N/A          N/A      0.03334%   N/A                              N/A


   92   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   Electric/Water                     1
   93   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   94   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
   95   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
   96   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       1
   97   Yes               4/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
   98   No                7/11/2010    4/11/2017    N/A          T-Flat   0.03334%   N/A                              N/A
  100   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  101   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A



  102   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   Electric                           0
  103   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  104   Yes               4/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  106   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  107   Yes               12/11/2016   N/A          N/A          N/A      0.11084%   Electric                           0
  109   Yes               2/11/2014    N/A          N/A          N/A      0.02084%   N/A                              N/A

  110   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  111   No                7/11/2010    12/11/2016   N/A          T-Flat   0.02084%   N/A                              N/A
  112   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A

  114   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water/Sewer               0
  115   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  116   Yes               2/11/2017    N/A          N/A          N/A      0.03084%   Various                            0
  117   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  118   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric                           0
  119   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  121   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  122   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  123   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A






  127   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  128   Yes               1/11/2017    N/A          N/A          N/A      0.03084%   N/A                              N/A






  129   Yes               2/11/2014    N/A          N/A          N/A      0.02084%   N/A                              N/A
  130   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  131   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
  132   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   Electric                           0
  133   Yes               9/11/2016    N/A          N/A          N/A      0.02084%   Electric/Gas/Water/Sewer           0
  135   Yes               1/11/2017    N/A          N/A          N/A      0.06084%   N/A                              N/A
  136   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  137   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  138   Yes               2/11/2012    N/A          N/A          N/A      0.03334%   N/A                              N/A
  139   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  140   Yes               1/11/2017    N/A          N/A          N/A      0.02084%



140.1                                                                                Electric/Gas                       0
140.2                                                                                Electric/Gas                       0
  141   No                N/A          11/11/2016   N/A          T-Flat   0.02084%   Electric                           0
  142   Yes               9/11/2016    N/A          N/A          N/A      0.02084%   Electric                           0
  144   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  145   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  146   Yes               7/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A
  147   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  149   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  150   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  151   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  153   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  154   Yes               12/11/2016   N/A          N/A          N/A      0.06084%   N/A                              N/A
  156   Yes               12/11/2016   N/A          N/A          N/A      0.09084%   N/A                              N/A
  157   Yes               12/11/2011   N/A          N/A          N/A      0.02084%   N/A                              N/A






  158   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  159   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  160   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  161   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  162   Yes               3/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  163   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  164   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  165   Yes               3/11/2017    N/A          N/A          N/A      0.06084%   N/A                              N/A
  166   No                7/11/2010    2/11/2017    N/A          T-Flat   0.02084%   Electric/Gas/Water/Sewer           0
  167   Yes               3/11/2017    N/A          N/A          N/A      0.03084%   N/A                              N/A
  169   Yes               3/11/2017    N/A          N/A          N/A      0.11084%   N/A                              N/A
  170   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  172   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   Electric/Water                     0
  173   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A


  174   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric                           0
  175   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A


  177   Yes               10/11/2016   N/A          N/A          N/A      0.02084%
177.1                                                                                Electric                           0
177.2                                                                                Electric                           0
  178   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   Electric                           0
  180   Yes               9/11/2016    N/A          N/A          N/A      0.02084%   Electric/Water                     0
  181   Yes               1/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  182   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A




  183   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  184   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  185   No                7/11/2010    4/11/2012    N/A          T-Flat   0.02084%   N/A                              N/A
  186   Yes               12/11/2016   N/A          N/A          N/A      0.09084%   N/A                              N/A
  187   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  188   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  190   No                7/11/2010    2/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
  191   Yes               4/11/2017    N/A          N/A          N/A      0.03084%   N/A                              N/A
  192   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  193   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  194   Yes               1/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  195   No                7/11/2010    2/11/2017    N/A          T-Flat   0.02084%   Electric                           1
  196   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  197   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  198   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  199   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   Water/Sewer                        0
  200   Yes               12/11/2013   N/A          N/A          N/A      0.02084%   N/A                              N/A

  201   Yes               8/11/2011    N/A          N/A          N/A      0.11084%   Electric                           0
  203   Yes               12/11/2016   N/A          N/A          N/A      0.11084%   N/A                              N/A
  204   Yes               3/11/2017    N/A          N/A          N/A      0.03334%   N/A                              N/A
  205   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  206   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A



  207   Yes               7/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A





  208   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
  209   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  210   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  211   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  212   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric                           0
  213   Yes               10/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  214   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  215   Yes               2/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A
  216   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
  217   Yes               1/11/2017    N/A          N/A          N/A      0.02084%   N/A                              N/A




  218   Yes               8/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A






  219   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A




  220   Yes               8/11/2016    N/A          N/A          N/A      0.02084%   Electric/Gas                       0
  221   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Water                     0
  222   Yes               7/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A

  223   Yes               12/11/2016   N/A          N/A          N/A      0.11084%   Electric                           0
  224   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  225   Yes               8/11/2016    N/A          N/A          N/A      0.08084%   N/A                              N/A
  226   No                7/11/2010    11/11/2016   N/A          T-Flat   0.02084%   N/A                              N/A
  227   Yes               2/11/2017    N/A          N/A          N/A      0.03334%   Electric                           0
  228   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  229   No                7/11/2010    12/11/2016   N/A          T-Flat   0.02084%   N/A                              N/A
  230   Yes               12/11/2011   N/A          N/A          N/A      0.02084%   N/A                              N/A
  231   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  232   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   Electric/Gas                       0
  233   No                7/11/2010    3/11/2017    N/A          T-Flat   0.02084%   N/A                              N/A
  234   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A
  235   Yes               12/11/2016   N/A          N/A          N/A      0.06084%   N/A                              N/A
  236   Yes               8/11/2016    N/A          N/A          N/A      0.02084%   N/A                              N/A
  237   Yes               11/11/2016   N/A          N/A          N/A      0.02084%   N/A                              N/A


  238   Yes               12/11/2016   N/A          N/A          N/A      0.02084%   Electric                           0



#       Units   Avg. Rent   Max. Rent   Units    Avg. Rent    Max. Rent   Units    Avg. Rent    Max. Rent   Units   Avg. Rent
-----   -----   ---------   ---------   -----   ----------   ----------   -----   ----------   ----------   -----   ---------
    1     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
    2     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


    3     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

    4
  4.1     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.2     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.3     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.4     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.5     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.6     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  4.7     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
    5
  5.1     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.2     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.3     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.4     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.5     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.6     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.7     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.8     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  5.9     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.10     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.11     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.12     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.13     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.14     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 5.15     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
    6     N/A         N/A         N/A     126         $982       $1,355     187       $1,196       $1,568      79      $1,439
    7     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
    8     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
    9     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   10     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   11     N/A         N/A         N/A     386         $696       $1,278     288         $938       $1,169      16      $1,248
   13      45      $1,576      $2,625      54       $1,849       $2,950      27       $2,664       $4,450     N/A         N/A
   14     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   15     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   16     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   17     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   18     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   19      20      $1,106      $1,308      72       $1,159       $1,498      68       $1,442       $1,773     N/A         N/A
   20     N/A         N/A         N/A     132         $686         $737     192         $807         $999      24      $1,076
   21     N/A         N/A         N/A     128         $686         $915     126         $875       $1,119      36      $1,065
   23
 23.1     N/A         N/A         N/A     160         $590         $810      80         $699         $790     N/A         N/A
 23.2     N/A         N/A         N/A      56         $582         $757     166         $675         $834     N/A         N/A
   24     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   25     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   26     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   27     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   28     N/A         N/A         N/A     173         $696         $825     191         $718         $845      44        $912
   29     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   30     N/A         N/A         N/A     156         $533         $665     254         $695       $1,370      60        $829
   31       1      $2,050      $2,050      61       $1,923       $2,950      29       $2,764       $4,500     N/A         N/A
   32     N/A         N/A         N/A      54         $659         $819     126         $766         $905      48        $941
   33     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


   34      96        $516        $575     140         $640         $700     166         $782         $930      40        $950
   35     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   36     N/A         N/A         N/A      80         $827       $1,350     190         $900         $999      30      $1,088





   37     N/A         N/A         N/A     176         $609         $629     136         $770         $874      24        $940
   38     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   39     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   40     N/A         N/A         N/A      28         $667         $810     184         $757         $890      20        $933
   41
 41.1     N/A         N/A         N/A     N/A          N/A          N/A      14       $1,421       $1,450       5      $1,850
 41.2     N/A         N/A         N/A       8         $954         $975      14       $1,186       $1,200     N/A         N/A
 41.3     N/A         N/A         N/A       4       $1,000       $1,000       8       $1,256       $1,300     N/A         N/A
 41.4     N/A         N/A         N/A     N/A          N/A          N/A       7       $1,561       $1,675     N/A         N/A
 41.5     N/A         N/A         N/A       5       $1,405       $1,425       1       $1,500       $1,500     N/A         N/A
 41.6     N/A         N/A         N/A       6       $1,417       $1,425     N/A          N/A          N/A     N/A         N/A
 41.7     N/A         N/A         N/A       6       $1,429       $1,450     N/A          N/A          N/A     N/A         N/A
 41.8     N/A         N/A         N/A       2         $988       $1,000       4       $1,463       $1,550     N/A         N/A
 41.9     N/A         N/A         N/A     N/A          N/A          N/A       3       $1,490       $1,545       1      $2,400
41.10     N/A         N/A         N/A       2         $963         $975       4       $1,290       $1,350     N/A         N/A
41.11     N/A         N/A         N/A       2       $1,238       $1,250       1       $1,650       $1,650     N/A         N/A
41.12     N/A         N/A         N/A     N/A          N/A          N/A       2       $1,200       $1,200       1      $1,300
   42
 42.1     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 42.2     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   43     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   44     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   46     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   47     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   48     N/A         N/A         N/A      88         $607         $695     110         $728         $879     N/A         N/A
   49     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   50     N/A         N/A         N/A     152         $653         $760     107         $823         $970     N/A         N/A
   51     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   52     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A



   53     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   54     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   55     N/A         N/A         N/A      15         $904         $960      24       $1,052       $1,335      12      $1,194
   56     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   57      30        $938      $1,600      26         $948       $2,400      13       $1,053       $2,950     N/A         N/A
   58     N/A         N/A         N/A      64         $576         $595      84         $711         $720     104        $786
   59
 59.1     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 59.2     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 59.3     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
 59.4     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   60     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   61     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   62     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   63      26      $1,446      $2,112      26       $1,616       $2,800       2       $1,949       $2,950     N/A         N/A
   64     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   65      13      $1,054      $2,050     N/A          N/A          N/A      28       $2,029       $2,950     N/A         N/A

   66     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

   67     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   68      32        $458        $500     132         $545         $589      88         $696         $755     N/A         N/A
   71     N/A         N/A         N/A       2       $4,500       $5,250       3       $8,750       $9,500     N/A         N/A
   72     N/A         N/A         N/A     264         $508         $600      72         $652         $659     N/A         N/A
   73     N/A         N/A         N/A     184         $603         $730      76         $767         $860     N/A         N/A
   76       1        $465        $465      95         $543         $623      96         $645         $735       2        $450
   77     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   78     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   79     N/A         N/A         N/A      16         $648         $695      90         $798         $865      16        $979
   81     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   82     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   83     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   84     N/A         N/A         N/A      42         $494         $583      86         $642         $781     N/A         N/A
   85     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   86     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   87     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   88     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   89       5        $709        $850      22         $829       $1,000      28         $921       $1,275      17      $1,071
   91     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


   92       5      $2,300      $2,300      12       $3,610       $4,500       2       $3,750       $4,500     N/A         N/A
   93     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   94     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   95     N/A         N/A         N/A      36         $645         $698      72         $689         $882     N/A         N/A
   96       2        $677        $677      22       $2,098       $2,950     N/A          N/A          N/A     N/A         N/A
   97     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
   98     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  100     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  101     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A



  102       2        $515        $535      49         $633         $745      52         $731         $860      11        $949
  103     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  104     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  106     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  107     N/A         N/A         N/A      23       $1,366       $1,435      19       $1,558       $1,650     N/A         N/A
  109     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

  110     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  111     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  112     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

  114     N/A         N/A         N/A     176         $530       $1,000      24         $700         $715     N/A         N/A
  115     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  116     N/A         N/A         N/A      83         $605         $650     N/A          N/A          N/A     N/A         N/A
  117     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  118     N/A         N/A         N/A      12         $654         $690      78         $745         $859     N/A         N/A
  119     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  121     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  122     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  123     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A






  127     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  128     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A






  129     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  130     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  131     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  132     N/A         N/A         N/A      60         $670         $715      60         $811         $895     N/A         N/A
  133     N/A         N/A         N/A     120         $481         $531      54         $657         $740       4        $784
  135     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  136     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  137     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  138     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  139     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  140



140.1     N/A         N/A         N/A      20         $721         $750      16         $850         $850     N/A         N/A
140.2       3        $688        $700      14         $733         $825      10         $823         $900     N/A         N/A
  141      22        $364        $430     150         $421         $540       2         $700         $700     N/A         N/A
  142     N/A         N/A         N/A      62         $383         $383      89         $454         $454      93        $552
  144     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  145     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  146     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  147     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  149     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  150     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  151     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  153     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  154     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  156     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  157     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A






  158     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  159     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  160     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  161     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  162     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  163     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  164     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  165     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  166     N/A         N/A         N/A      28         $522       $1,000      48         $586         $759     N/A         N/A
  167     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  169     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  170     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  172     N/A         N/A         N/A      68         $567         $710      28         $668         $710     N/A         N/A
  173     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


  174     N/A         N/A         N/A     N/A          N/A          N/A      40         $456         $514      68        $587
  175     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


  177
177.1     N/A         N/A         N/A      16         $768         $875      17         $880         $900     N/A         N/A
177.2     N/A         N/A         N/A       7         $775         $775       3         $758         $775     N/A         N/A
  178     N/A         N/A         N/A     N/A          N/A          N/A      16       $1,416       $1,450       4      $1,825
  180       1        $395        $395      20         $448         $460      83         $524         $560     N/A         N/A
  181     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  182     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A




  183     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  184     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  185     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  186     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  187     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  188     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  190     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  191     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  192     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  193     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  194     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  195      50        $504        $990      23         $628         $750       4         $766         $795     N/A         N/A
  196     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  197     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  198     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  199     N/A         N/A         N/A      24         $498         $515      48         $553         $655     N/A         N/A
  200     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

  201     N/A         N/A         N/A      40         $471         $550      44         $595         $650       2        $735
  203     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  204     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  205     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  206     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A



  207     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A





  208     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  209     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  210     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  211     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  212     N/A         N/A         N/A      24         $610         $650      28         $658         $725     N/A         N/A
  213     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  214     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  215     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  216     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  217     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A




  218     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A






  219     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A




  220     N/A         N/A         N/A     N/A          N/A          N/A      48         $488         $520     N/A         N/A
  221     N/A         N/A         N/A       8         $475         $475      28         $526         $550     N/A         N/A
  222     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A

  223     N/A         N/A         N/A      37         $317         $415      38         $367         $375     N/A         N/A
  224     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  225     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  226     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  227     N/A         N/A         N/A      18         $381         $395      55         $490         $525     N/A         N/A
  228     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  229     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  230     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  231     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  232     N/A         N/A         N/A      24         $608         $625     N/A          N/A          N/A     N/A         N/A
  233     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  234     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  235     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  236     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A
  237     N/A         N/A         N/A     N/A          N/A          N/A     N/A          N/A          N/A     N/A         N/A


  238     N/A         N/A         N/A       4         $938       $1,000       6       $1,110       $1,200     N/A         N/A



#       Max. Rent   Units   Avg. Rent   Max. Rent   Name                                                   Sq. Ft.
-----   ---------   -----   ---------   ---------   ----------------------------------------------------   -------
    1         N/A     N/A         N/A         N/A   Lawyers Title Insurance                                 46,794
    2         N/A     N/A         N/A         N/A   N/A                                                        N/A


    3         N/A     N/A         N/A         N/A   Westbard Apartments LLC                                270,974

    4
  4.1         N/A     N/A         N/A         N/A   Exel                                                   503,423
  4.2         N/A     N/A         N/A         N/A   S.C. Johnson & Sons, Inc.                              396,000
  4.3         N/A     N/A         N/A         N/A   West Marine Products, Inc.                             471,744
  4.4         N/A     N/A         N/A         N/A   Orbus, Inc.                                            126,871
  4.5         N/A     N/A         N/A         N/A   Aearo                                                   97,002
  4.6         N/A     N/A         N/A         N/A   Tricor Braun - Kranson                                 125,000
  4.7         N/A     N/A         N/A         N/A   St. Thomas Creations                                    40,088
    5
  5.1         N/A     N/A         N/A         N/A   American Strategic Insurance                            30,226
  5.2         N/A     N/A         N/A         N/A   Best Software, Inc.                                     49,849
  5.3         N/A     N/A         N/A         N/A   SendTec, Inc.                                           14,411
  5.4         N/A     N/A         N/A         N/A   Infinity Radio, Inc.                                    25,216
  5.5         N/A     N/A         N/A         N/A   Concannon, Miller & Co., PC                              6,449
  5.6         N/A     N/A         N/A         N/A   Fidelity National Insurance Service                     28,613
  5.7         N/A     N/A         N/A         N/A   Verizon Directories Sales- West                         38,901
  5.8         N/A     N/A         N/A         N/A   United States of America-IRS                            30,426
  5.9         N/A     N/A         N/A         N/A   Practice Management of St Pete                          11,120
 5.10         N/A     N/A         N/A         N/A   Galen Health Institutes, Inc.                           19,077
 5.11         N/A     N/A         N/A         N/A   Clarendon National Insurance                             6,258
 5.12         N/A     N/A         N/A         N/A   Wells Fargo Bank, N.A.                                  15,484
 5.13         N/A     N/A         N/A         N/A   Modern Business Association, Inc.                       17,718
 5.14         N/A     N/A         N/A         N/A   Xanthus Higher Education                                11,066
 5.15         N/A     N/A         N/A         N/A   Management Recruiters of Saint Petersburg                2,212
    6      $1,669     N/A         N/A         N/A   N/A                                                        N/A
    7         N/A     N/A         N/A         N/A   Logitech, Incorporated                                 144,271
    8         N/A     N/A         N/A         N/A   Four Media                                              22,526
    9         N/A     N/A         N/A         N/A   FEMA                                                   229,459
   10         N/A     N/A         N/A         N/A   N/A                                                        N/A
   11      $1,249     N/A         N/A         N/A   N/A                                                        N/A
   13         N/A     N/A         N/A         N/A   N/A                                                        N/A
   14         N/A     N/A         N/A         N/A   Kentucky Employers Mutual Insurance Agency (KEMI)       67,066
   15         N/A     N/A         N/A         N/A   N/A                                                        N/A
   16         N/A     N/A         N/A         N/A   Turner Properties                                       77,771
   17         N/A     N/A         N/A         N/A   Pep Boys                                                29,800
   18         N/A     N/A         N/A         N/A   Coconut MarketPlace Cinemas                              5,800
   19         N/A     N/A         N/A         N/A   N/A                                                        N/A
   20      $1,179     N/A         N/A         N/A   N/A                                                        N/A
   21      $1,195     N/A         N/A         N/A   N/A                                                        N/A
   23
 23.1         N/A     N/A         N/A         N/A   N/A                                                        N/A
 23.2         N/A     N/A         N/A         N/A   N/A                                                        N/A
   24         N/A     N/A         N/A         N/A   N/A                                                        N/A
   25         N/A     N/A         N/A         N/A   NVR Inc.                                                45,535
   26         N/A     N/A         N/A         N/A   N/A                                                        N/A
   27         N/A     N/A         N/A         N/A   Pioneer                                                116,429
   28      $1,030     N/A         N/A         N/A   N/A                                                        N/A
   29         N/A     N/A         N/A         N/A   Harris Teeter                                           20,930
   30        $850     N/A         N/A         N/A   N/A                                                        N/A
   31         N/A     N/A         N/A         N/A   N/A                                                        N/A
   32      $1,069     N/A         N/A         N/A   N/A                                                        N/A
   33         N/A     N/A         N/A         N/A   Bealis                                                  64,100


   34      $1,110     N/A         N/A         N/A   N/A                                                        N/A
   35         N/A     N/A         N/A         N/A   N/A                                                        N/A
   36      $1,119     N/A         N/A         N/A   N/A                                                        N/A





   37      $1,040     N/A         N/A         N/A   N/A                                                        N/A
   38         N/A     N/A         N/A         N/A   Liberty Mutual                                          39,773
   39         N/A     N/A         N/A         N/A   Bergen County Board of Social Services                  80,000
   40      $1,125     N/A         N/A         N/A   N/A                                                        N/A
   41
 41.1      $1,850     N/A         N/A         N/A   N/A                                                        N/A
 41.2         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.3         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.4         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.5         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.6         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.7         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.8         N/A     N/A         N/A         N/A   N/A                                                        N/A
 41.9      $2,400     N/A         N/A         N/A   N/A                                                        N/A
41.10         N/A     N/A         N/A         N/A   N/A                                                        N/A
41.11         N/A     N/A         N/A         N/A   N/A                                                        N/A
41.12      $1,300     N/A         N/A         N/A   N/A                                                        N/A
   42
 42.1         N/A     N/A         N/A         N/A   MCB Motors                                               2,720
 42.2         N/A     N/A         N/A         N/A   Autobody USA                                             7,321
   43         N/A     N/A         N/A         N/A   N/A                                                        N/A
   44         N/A     N/A         N/A         N/A   ShopRite Supermarket                                    57,606
   46         N/A     N/A         N/A         N/A   Ollie's                                                 44,060
   47         N/A     N/A         N/A         N/A   Tweeter                                                 16,548
   48         N/A     N/A         N/A         N/A   N/A                                                        N/A
   49         N/A     N/A         N/A         N/A   Office Depot                                            20,337
   50         N/A     N/A         N/A         N/A   N/A                                                        N/A
   51         N/A     N/A         N/A         N/A   Anne Taylor Loft                                        11,000
   52         N/A     N/A         N/A         N/A   Winner's Circle Pizza                                    5,190



   53         N/A     N/A         N/A         N/A   Bank of America                                          5,000
   54         N/A     N/A         N/A         N/A   PWG Vinters, Inc.                                       23,107
   55      $1,350     N/A         N/A         N/A   Raptors Grill                                            5,233
   56         N/A     N/A         N/A         N/A   Publix SuperMarkets, Inc.                               45,600
   57         N/A     N/A         N/A         N/A   N/A                                                        N/A
   58        $834     N/A         N/A         N/A   N/A                                                        N/A
   59
 59.1         N/A     N/A         N/A         N/A   Rocky Mountain Chocolate Factory                         2,243
 59.2         N/A     N/A         N/A         N/A   Tom Sweeney                                              5,000
 59.3         N/A     N/A         N/A         N/A   Level 3 Communications                                   4,870
 59.4         N/A     N/A         N/A         N/A   Al Shallal, LLC. And Delgar, LTD. Dba Antica Roma        3,000
   60         N/A     N/A         N/A         N/A   Gold's Gym                                              29,600
   61         N/A     N/A         N/A         N/A   Hollywood Entertainment Corp                             6,000
   62         N/A     N/A         N/A         N/A   Lockheed Martin Corporation                             81,500
   63         N/A     N/A         N/A         N/A   N/A                                                        N/A
   64         N/A     N/A         N/A         N/A   Ashley Furniture                                        50,000
   65         N/A     N/A         N/A         N/A   N/A                                                        N/A

   66         N/A     N/A         N/A         N/A   World Gym                                                8,000

   67         N/A     N/A         N/A         N/A   Best Buy Stores, LP                                     30,650
   68         N/A     N/A         N/A         N/A   N/A                                                        N/A
   71         N/A     N/A         N/A         N/A   Uncle Steve's Audio                                      2,700
   72         N/A     N/A         N/A         N/A   N/A                                                        N/A
   73         N/A     N/A         N/A         N/A   N/A                                                        N/A
   76        $450     N/A         N/A         N/A   N/A                                                        N/A
   77         N/A     N/A         N/A         N/A   N/A                                                        N/A
   78         N/A     N/A         N/A         N/A   Sentry Foods                                            52,086
   79      $1,075     N/A         N/A         N/A   N/A                                                        N/A
   81         N/A     N/A         N/A         N/A   Avtech                                                  11,117
   82         N/A     N/A         N/A         N/A   Cardinal Fitness of Homer Glen                           8,714
   83         N/A     N/A         N/A         N/A   John Kokkinos (Cafe Mystiko)                             4,575
   84         N/A     N/A         N/A         N/A   N/A                                                        N/A
   85         N/A     N/A         N/A         N/A   Lowes Food Stores                                       49,763
   86         N/A     N/A         N/A         N/A   Paul Naeiamollah                                         1,876
   87         N/A     N/A         N/A         N/A   Howard, Perry, & Walston                                28,076
   88         N/A     N/A         N/A         N/A   ABC John Street, Inc.                                    1,400
   89      $1,430     N/A         N/A         N/A   N/A                                                        N/A
   91         N/A     N/A         N/A         N/A   Winn-Dixie                                              48,853


   92         N/A     N/A         N/A         N/A   Shannon Heirigs and Dana Heirigs dba Ink Creations         900
   93         N/A     N/A         N/A         N/A   Lowe's Food Store #164                                  39,846
   94         N/A     N/A         N/A         N/A   N/A                                                        N/A
   95         N/A     N/A         N/A         N/A   N/A                                                        N/A
   96         N/A     N/A         N/A         N/A   N/A                                                        N/A
   97         N/A     N/A         N/A         N/A   N/A                                                        N/A
   98         N/A     N/A         N/A         N/A   Once Upon a Child                                        8,100
  100         N/A     N/A         N/A         N/A   Rock Bottom Restaurant                                   6,546
  101         N/A     N/A         N/A         N/A   Winn Dixie Montgomery, Inc.                             51,282



  102      $1,007     N/A         N/A         N/A   N/A                                                        N/A
  103         N/A     N/A         N/A         N/A   N/A                                                        N/A
  104         N/A     N/A         N/A         N/A   Blaise Calandro's Grocery Store                         23,611
  106         N/A     N/A         N/A         N/A   Kohl's Department Stores, Inc.                          90,094
  107         N/A     N/A         N/A         N/A   N/A                                                        N/A
  109         N/A     N/A         N/A         N/A   Porter Paint                                             2,800

  110         N/A     N/A         N/A         N/A   N/A                                                        N/A
  111         N/A     N/A         N/A         N/A   WestMed Primary Care                                     5,419
  112         N/A     N/A         N/A         N/A   CareMax Medical Resources                               15,070

  114         N/A     N/A         N/A         N/A   N/A                                                        N/A
  115         N/A     N/A         N/A         N/A   Wal-Mart                                               203,393
  116         N/A     N/A         N/A         N/A   N/A                                                        N/A
  117         N/A     N/A         N/A         N/A   NorthStar Partnering Group                              11,223
  118         N/A     N/A         N/A         N/A   N/A                                                        N/A
  119         N/A     N/A         N/A         N/A   Rose's Store #409                                       45,495
  121         N/A     N/A         N/A         N/A   Aurora Skin Care Center DBA Cara Mia Medical Day Spa     9,823
  122         N/A     N/A         N/A         N/A   LM Berry Co.                                            18,539
  123         N/A     N/A         N/A         N/A   Demand Flow Inst. (JCIT)                                24,314






  127         N/A     N/A         N/A         N/A   Atlanta Bread                                            5,000
  128         N/A     N/A         N/A         N/A   Sterling Jewelers, Inc.                                  5,996






  129         N/A     N/A         N/A         N/A   Anytime Fitness                                          3,600
  130         N/A     N/A         N/A         N/A   N/A                                                        N/A
  131         N/A     N/A         N/A         N/A   INT, Inc, -1                                            19,500
  132         N/A     N/A         N/A         N/A   N/A                                                        N/A
  133        $815     N/A         N/A         N/A   N/A                                                        N/A
  135         N/A     N/A         N/A         N/A   GEM Mortgage                                             5,535
  136         N/A     N/A         N/A         N/A   Citibank                                                 4,977
  137         N/A     N/A         N/A         N/A   Wolfgang Puck Express Gourmet                            3,164
  138         N/A     N/A         N/A         N/A   Teksystems,Inc. (fka Aerotek)                            5,946
  139         N/A     N/A         N/A         N/A   Fiesta Azteca Restaurant                                 4,505
  140



140.1         N/A     N/A         N/A         N/A   N/A                                                        N/A
140.2         N/A     N/A         N/A         N/A   N/A                                                        N/A
  141         N/A     N/A         N/A         N/A   N/A                                                        N/A
  142        $552      22        $671        $671   N/A                                                        N/A
  144         N/A     N/A         N/A         N/A   Yangtze                                                  4,044
  145         N/A     N/A         N/A         N/A   Rightway Gate, Inc.                                      4,011
  146         N/A     N/A         N/A         N/A   Walgreen Co.                                            14,820
  147         N/A     N/A         N/A         N/A   Jumbo Foods                                             46,919
  149         N/A     N/A         N/A         N/A   Forster and Howell, Inc.                                25,000
  150         N/A     N/A         N/A         N/A   Smith Hayes Financial                                   18,965
  151         N/A     N/A         N/A         N/A   Einstein Brothers                                        2,859
  153         N/A     N/A         N/A         N/A   Russ Lyon Realty                                        10,108
  154         N/A     N/A         N/A         N/A   Jones Lang LaSalle: UBOC                                 8,915
  156         N/A     N/A         N/A         N/A   Food Lion #2529                                         28,000
  157         N/A     N/A         N/A         N/A   United States Government                                 4,002






  158         N/A     N/A         N/A         N/A   Southern Maine Medical                                  10,170
  159         N/A     N/A         N/A         N/A   North American Benefits                                 26,262
  160         N/A     N/A         N/A         N/A   VB Sports Bar                                            4,200
  161         N/A     N/A         N/A         N/A   Hudson Global Resources Management                       5,837
  162         N/A     N/A         N/A         N/A   National Mentor Healthcare, Inc.                         8,483
  163         N/A     N/A         N/A         N/A   Molina's                                                 2,997
  164         N/A     N/A         N/A         N/A   Washington Mutual                                        3,095
  165         N/A     N/A         N/A         N/A   Belle Cheveux                                            2,357
  166         N/A     N/A         N/A         N/A   N/A                                                        N/A
  167         N/A     N/A         N/A         N/A   Park Liquors                                             3,450
  169         N/A     N/A         N/A         N/A   Chase Bank                                               4,109
  170         N/A     N/A         N/A         N/A   Maslow                                                   5,490
  172         N/A     N/A         N/A         N/A   N/A                                                        N/A
  173         N/A     N/A         N/A         N/A   Haven Savings Bank                                       3,204


  174        $639      12        $626        $703   N/A                                                        N/A
  175         N/A     N/A         N/A         N/A   Family Bancorp Inc.                                      2,600


  177
177.1         N/A     N/A         N/A         N/A   N/A                                                        N/A
177.2         N/A     N/A         N/A         N/A   N/A                                                        N/A
  178      $1,850     N/A         N/A         N/A   N/A                                                        N/A
  180         N/A     N/A         N/A         N/A   N/A                                                        N/A
  181         N/A     N/A         N/A         N/A   Cyberbond                                               19,169
  182         N/A     N/A         N/A         N/A   Mini Market                                              2,550




  183         N/A     N/A         N/A         N/A   Blue Shell Restaurant                                    2,850
  184         N/A     N/A         N/A         N/A   Verus Commercial, Inc                                    6,458
  185         N/A     N/A         N/A         N/A   NAPA Auto Parts                                          7,204
  186         N/A     N/A         N/A         N/A   Clinical Associates of Tidewater                         4,331
  187         N/A     N/A         N/A         N/A   Bank of America, N.A.                                   12,000
  188         N/A     N/A         N/A         N/A   Verizon                                                  2,202
  190         N/A     N/A         N/A         N/A   Securitas Security Services USA                          7,399
  191         N/A     N/A         N/A         N/A   N/A                                                        N/A
  192         N/A     N/A         N/A         N/A   CVS                                                     10,125
  193         N/A     N/A         N/A         N/A   Bay Reprographics, Inc.                                 12,819
  194         N/A     N/A         N/A         N/A   Doc's Gourmet Salads Raving Brands                       2,375
  195         N/A     N/A         N/A         N/A   N/A                                                        N/A
  196         N/A     N/A         N/A         N/A   Richmond Pediatric                                      10,089
  197         N/A     N/A         N/A         N/A   Signature Bank                                          10,182
  198         N/A     N/A         N/A         N/A   Renal Life Link, Inc. - c/o DaVita, Inc.                 5,308
  199         N/A     N/A         N/A         N/A   N/A                                                        N/A
  200         N/A     N/A         N/A         N/A   Wachovia Bank                                            5,838

  201        $765     N/A         N/A         N/A   N/A                                                        N/A
  203         N/A     N/A         N/A         N/A   Aztec Tile                                              14,273
  204         N/A     N/A         N/A         N/A   Millay and Company, Inc.                                 5,040
  205         N/A     N/A         N/A         N/A   Hi-Tech Services                                         3,400
  206         N/A     N/A         N/A         N/A   88 China Star                                            7,385



  207         N/A     N/A         N/A         N/A   N/A                                                        N/A





  208         N/A     N/A         N/A         N/A   N/A                                                        N/A
  209         N/A     N/A         N/A         N/A   Moes Southwestern Grill                                  2,500
  210         N/A     N/A         N/A         N/A   Blockbuster Videos, Inc.                                 6,341
  211         N/A     N/A         N/A         N/A   Schaffel Development                                     2,700
  212         N/A     N/A         N/A         N/A   N/A                                                        N/A
  213         N/A     N/A         N/A         N/A   Lifestyle Fitness Equipment                              3,596
  214         N/A     N/A         N/A         N/A   Aspen Dental                                             3,200
  215         N/A     N/A         N/A         N/A   N/A                                                        N/A
  216         N/A     N/A         N/A         N/A   Thai Dishes                                              2,300
  217         N/A     N/A         N/A         N/A   Elder Financial Services, Inc.                           2,020




  218         N/A     N/A         N/A         N/A   N/A                                                        N/A






  219         N/A     N/A         N/A         N/A   Salinas Office Solution                                  1,851




  220         N/A     N/A         N/A         N/A   N/A                                                        N/A
  221         N/A     N/A         N/A         N/A   N/A                                                        N/A
  222         N/A     N/A         N/A         N/A   Taco Del Mar                                             1,533

  223         N/A     N/A         N/A         N/A   N/A                                                        N/A
  224         N/A     N/A         N/A         N/A   Cable Ready                                              4,400
  225         N/A     N/A         N/A         N/A   Acapulco                                                 1,400
  226         N/A     N/A         N/A         N/A   N/A                                                        N/A
  227         N/A     N/A         N/A         N/A   N/A                                                        N/A
  228         N/A     N/A         N/A         N/A   Oak Brook Centre for Health                              2,940
  229         N/A     N/A         N/A         N/A   Gelato Fino Inc                                          7,300
  230         N/A     N/A         N/A         N/A   N/A                                                        N/A
  231         N/A     N/A         N/A         N/A   Arrow Terminals                                          4,851
  232         N/A     N/A         N/A         N/A   N/A                                                        N/A
  233         N/A     N/A         N/A         N/A   N/A                                                        N/A
  234         N/A     N/A         N/A         N/A   AG Edwards                                               6,552
  235         N/A     N/A         N/A         N/A   Zakir and Doing dba International Fashions               2,344
  236         N/A     N/A         N/A         N/A   N/A                                                        N/A
  237         N/A     N/A         N/A         N/A   CitiFinancial                                            1,700


  238         N/A     N/A         N/A         N/A   N/A                                                        N/A



#       Expiration Date   Name                                                     Sq. Ft.   Expiration Date
-----   ---------------   ------------------------------------------------------   -------   ---------------
    1   9/30/2012         Balboa Capital Corporation                                24,257   7/31/2009
    2   N/A               N/A                                                          N/A   N/A


    3   12/9/2098         Housing Opportunities Commissions of Montgomery County   210,000   6/30/2096

    4
  4.1   5/31/2011         N/A                                                          N/A   N/A
  4.2   12/31/2012        N/A                                                          N/A   N/A
  4.3   12/31/2017        N/A                                                          N/A   N/A
  4.4   1/31/2014         Banta Publications Group                                  62,263   6/7/2009
  4.5   8/31/2009         Continental Trophies                                      31,858   1/31/2010
  4.6   9/30/2010         N/A                                                          N/A   N/A
  4.7   8/31/2008         List Industries, Inc.                                     32,069   5/31/2009
    5
  5.1   9/30/2012         MEGA Life & Health Insurance Co.                          26,975   12/31/2010
  5.2   12/31/2008        Fifth Third Bank                                          10,016   7/31/2009
  5.3   2/28/2010         Taylor Woodrow Communities                                10,500   1/31/2008
  5.4   2/29/2016         First American Real Estate Solutions                       9,594   1/31/2011
  5.5   9/30/2009         Greenhorne & O'Mara, Inc.                                  6,218   12/31/2007
  5.6   5/31/2010         CTX Mortgage Co.                                           7,996   3/31/2011
  5.7   10/31/2009        N/A                                                          N/A   N/A
  5.8   11/20/2011        N/A                                                          N/A   N/A
  5.9   7/31/2012         IE Cubed, LLC                                              6,097   1/31/2009
 5.10   12/31/2010        United States of America-DLA                              17,686   5/31/2010
 5.11   9/30/2008         E.W. Siver Associates, Inc.                                4,264   12/31/2009
 5.12   8/31/2007         LIG Marine Managers, Inc.                                  4,576   5/31/2011
 5.13   12/31/2011        Muscular Dystrophy Association, Inc                        3,776   4/30/2008
 5.14   6/30/2009         United States of America-NWI                               8,325   9/30/2007
 5.15   9/30/2008         United States Fish & Wildlife                              2,057   10/31/2007
    6   N/A               N/A                                                          N/A   N/A
    7   3/14/2013         Amgen, Incorporated                                      131,386   4/30/2011
    8   9/30/2012         Diversified Mercury                                       16,762   4/30/2010
    9   1/31/2016         USAMMA                                                    84,261   11/30/2011
   10   N/A               N/A                                                          N/A   N/A
   11   N/A               N/A                                                          N/A   N/A
   13   N/A               N/A                                                          N/A   N/A
   14   6/30/2013         Fifth Third Bank                                          48,038   6/30/2011
   15   N/A               N/A                                                          N/A   N/A
   16   8/31/2016         Kaplan, et.                                               61,454   4/13/2015
   17   8/31/2007         Marmaxx Operating Corp.                                   27,953   3/31/2010
   18   8/31/2007         Tropical Burgers and More                                  4,700   8/31/2007
   19   N/A               N/A                                                          N/A   N/A
   20   N/A               N/A                                                          N/A   N/A
   21   N/A               N/A                                                          N/A   N/A
   23
 23.1   N/A               N/A                                                          N/A   N/A
 23.2   N/A               N/A                                                          N/A   N/A
   24   N/A               N/A                                                          N/A   N/A
   25   7/31/2008         AEPCO                                                     21,100   5/31/2016
   26   N/A               N/A                                                          N/A   N/A
   27   2/28/2012         AmerUS Group                                              64,409   12/31/2009
   28   N/A               N/A                                                          N/A   N/A
   29   5/31/2012         Kerr Drugs,Inc.                                           10,200   1/31/2013
   30   N/A               N/A                                                          N/A   N/A
   31   N/A               N/A                                                          N/A   N/A
   32   N/A               N/A                                                          N/A   N/A
   33   11/30/2020        Gecko's                                                    5,600   8/31/2016


   34   N/A               N/A                                                          N/A   N/A
   35   N/A               N/A                                                          N/A   N/A
   36   N/A               N/A                                                          N/A   N/A





   37   N/A               N/A                                                          N/A   N/A
   38   1/31/2012         Persystent Technology Corp.                               15,503   8/31/2010
   39   9/30/2014         N/A                                                          N/A   N/A
   40   N/A               N/A                                                          N/A   N/A
   41
 41.1   N/A               N/A                                                          N/A   N/A
 41.2   N/A               N/A                                                          N/A   N/A
 41.3   N/A               N/A                                                          N/A   N/A
 41.4   N/A               N/A                                                          N/A   N/A
 41.5   N/A               N/A                                                          N/A   N/A
 41.6   N/A               N/A                                                          N/A   N/A
 41.7   N/A               N/A                                                          N/A   N/A
 41.8   N/A               N/A                                                          N/A   N/A
 41.9   N/A               N/A                                                          N/A   N/A
41.10   N/A               N/A                                                          N/A   N/A
41.11   N/A               N/A                                                          N/A   N/A
41.12   N/A               N/A                                                          N/A   N/A
   42
 42.1   8/1/2007          Bay Automotive                                             2,580   MTM
 42.2   1/1/2012          N/A                                                          N/A   N/A
   43   N/A               N/A                                                          N/A   N/A
   44   5/31/2017         Red Lobster                                                8,355   10/31/2008
   46   4/30/2008         Save A Lot                                                31,288   10/31/2012
   47   2/28/2016         AthletiCo                                                  9,520   1/31/2010
   48   N/A               N/A                                                          N/A   N/A
   49   12/31/2016        Nail and Country Tan                                       5,600   11/30/2011
   50   N/A               N/A                                                          N/A   N/A
   51   1/31/2012         Talbots                                                   10,982   1/31/2011
   52   8/31/2025         Chicken Gogo                                               2,592   1/31/2011



   53   10/31/2026        T-Mobile                                                   3,130   10/31/2016
   54   10/31/2008        TIG Indemnity Co.                                         21,331   10/31/2009
   55   1/23/2008         East Orlando Family Medicine                               5,040   8/31/2008
   56   11/30/2026        Great Spirits, Inc.                                        4,238   4/30/2012
   57   N/A               N/A                                                          N/A   N/A
   58   N/A               N/A                                                          N/A   N/A
   59
 59.1   5/31/2009         Point Technologies                                         2,000   12/31/2011
 59.2   6/30/2010         Joyce Kramer dba Jake Rocks                                2,500   3/31/2012
 59.3   8/31/2007         Two Hands Bindery and Papery                               2,810   12/31/2008
 59.4   3/31/2011         N/A                                                          N/A   N/A
   60   11/13/2015        Hubbard Swim School                                        7,000   11/30/2016
   61   3/31/2010         Torino's Restaurant                                        4,992   9/30/2010
   62   3/31/2010         N/A                                                          N/A   N/A
   63   N/A               N/A                                                          N/A   N/A
   64   3/31/2013         Lamps Plus                                                14,990   12/27/2013
   65   N/A               N/A                                                          N/A   N/A

   66   5/31/2011         Tru West Credit Union                                      2,875   1/31/2012

   67   1/31/2017         Family Christian Stores, Inc.                              6,000   12/31/2016
   68   N/A               N/A                                                          N/A   N/A
   71   4/30/2019         N/A                                                          N/A   N/A
   72   N/A               N/A                                                          N/A   N/A
   73   N/A               N/A                                                          N/A   N/A
   76   N/A               N/A                                                          N/A   N/A
   77   N/A               N/A                                                          N/A   N/A
   78   3/31/2022         Salvation Army                                            15,000   1/31/2011
   79   N/A               N/A                                                          N/A   N/A
   81   2/28/2010         Apex Technology                                            6,861   8/31/2007
   82   12/31/2009        Rehab Connections                                          5,134   4/25/2010
   83   11/30/2010        Kitchen Distributors of America                            4,218   7/31/2011
   84   N/A               N/A                                                          N/A   N/A
   85   6/27/2020         New Birth Baptist                                          5,272   6/30/2011
   86   7/31/2009         Sang Joo & Yoo Jong Joo                                      938   7/31/2009
   87   3/31/2019         Trademark Properties, Incorporated                        14,834   3/31/2019
   88   9/30/2015         HVA Leasing                                                  900   5/31/2011
   89   N/A               N/A                                                          N/A   N/A
   91   8/27/2023         Movie Gallery                                              3,600   12/8/2008


   92   9/30/2010         South American Arts and Crafts Inc.                          550   9/30/2008
   93   1/13/2018         Maxway Store #815                                         14,400   5/31/2007
   94   N/A               N/A                                                          N/A   N/A
   95   N/A               N/A                                                          N/A   N/A
   96   N/A               N/A                                                          N/A   N/A
   97   N/A               N/A                                                          N/A   N/A
   98   12/31/2016        Asian Star                                                 6,300   3/31/2014
  100   12/31/2015        Real Wing, Inc- BWW                                        5,500   11/30/2016
  101   7/29/2018         Prime Time Video                                           2,400   1/31/2008



  102   N/A               N/A                                                          N/A   N/A
  103   N/A               N/A                                                          N/A   N/A
  104   11/30/2009        Tuesday Morning                                           10,400   6/30/2008
  106   1/31/2027         N/A                                                          N/A   N/A
  107   N/A               N/A                                                          N/A   N/A
  109   10/31/2011        Desert Moon                                                2,578   12/31/2012

  110   N/A               N/A                                                          N/A   N/A
  111   9/30/2010         Park Centre Lounge                                         3,600   10/31/2008
  112   12/31/2011        Matrix Healthcare                                          9,036   3/31/2012

  114   N/A               N/A                                                          N/A   N/A
  115   10/12/2024        N/A                                                          N/A   N/A
  116   N/A               N/A                                                          N/A   N/A
  117   6/30/2009         Keller-Williams Realty                                     8,775   2/28/2015
  118   N/A               N/A                                                          N/A   N/A
  119   10/17/2012        Food Lion Store #2674                                     35,200   2/25/2027
  121   11/17/2014        HCL Engineering                                            7,188   12/29/2012
  122   1/31/2011         Wink Companies, L.L.C.                                    11,429   10/31/2009
  123   11/30/2024        Leaderquest Holdings LLC                                   4,932   9/30/2011






  127   3/31/2014         Electric Beach                                             2,790   3/31/2010
  128   11/22/2026        Jos. A. Bank Clotheirs, Inc.                               4,366   6/30/2017






  129   7/31/2011         Let's Eat                                                  1,860   2/29/2012
  130   N/A               N/A                                                          N/A   N/A
  131   12/31/2018        Butler Automotive                                         13,500   6/30/2019
  132   N/A               N/A                                                          N/A   N/A
  133   N/A               N/A                                                          N/A   N/A
  135   12/31/2008        Metrociti Savings                                          4,325   2/29/2008
  136   12/31/2015        White Hen                                                  2,374   8/31/2016
  137   6/30/2016         Library Bar                                                2,074   8/31/2016
  138   2/28/2009         Peters & Associates, S.C.                                  5,427   12/31/2007
  139   1/31/2015         Cafe Roma, Inc.                                            4,131   3/31/2015
  140



140.1   N/A               N/A                                                          N/A   N/A
140.2   N/A               N/A                                                          N/A   N/A
  141   N/A               N/A                                                          N/A   N/A
  142   N/A               N/A                                                          N/A   N/A
  144   2/28/2008         Via Lago                                                   2,861   12/31/2007
  145   12/31/2008        MCB Financial Group                                        3,296   2/28/2009
  146   3/31/2081         N/A                                                          N/A   N/A
  147   1/31/2008         St. Mary's Healthplex                                     18,000   12/31/2010
  149   10/31/2010        Renal Care Group                                          10,831   5/31/2014
  150   7/31/2012         Interact                                                  16,294   3/31/2008
  151   5/31/2011         One Hour Martinizing                                       2,307   5/31/2011
  153   4/30/2014         N/A                                                          N/A   N/A
  154   1/31/2026         Central Park SD                                            3,196   8/31/2012
  156   4/10/2021         Dollar General #7844                                       8,080   5/31/2011
  157   8/31/2010         Sprint-Nextel                                              3,052   7/31/2007






  158   5/31/2010         Marlows                                                    6,176   5/31/2010
  159   12/31/2021        N/A                                                          N/A   N/A
  160   2/28/2012         Tai Ky Restaurant                                          3,150   9/30/2011
  161   10/31/2007        Rose Shattuck and Associates LLC                           5,068   9/30/2012
  162   7/31/2009         CH2M Hill, Inc.                                            7,377   12/31/2007
  163   9/12/2011         Grand Dragon Buffet                                        2,660   10/31/2011
  164   10/20/2013        Studio Be Yoga                                             1,727   1/31/2012
  165   2/28/2012         Coffee Bean & Tea Leaf                                     1,500   6/30/2011
  166   N/A               N/A                                                          N/A   N/A
  167   11/30/2009        Dunkin Donuts                                              1,940   1/31/2007
  169   1/31/2022         Starbucks                                                  1,824   2/8/2017
  170   5/31/2009         Money Tree                                                 2,105   1/31/2008
  172   N/A               N/A                                                          N/A   N/A
  173   9/30/2012         The Great Frame Up                                         1,698   9/11/2014


  174   N/A               N/A                                                          N/A   N/A
  175   3/31/2017         Sanchin Karate                                             2,196   8/31/2011


  177
177.1   N/A               N/A                                                          N/A   N/A
177.2   N/A               N/A                                                          N/A   N/A
  178   N/A               N/A                                                          N/A   N/A
  180   N/A               N/A                                                          N/A   N/A
  181   9/30/2008         Trans Machine                                             15,400   9/30/2009
  182   7/31/2011         Fish Market                                                2,550   3/31/2012




  183   12/31/2011        Just-A-Cut                                                 1,425   12/31/2011
  184   10/31/2008        Centaur Dental                                             4,184   3/31/2009
  185   10/31/2009        Sierra Bicycle                                             3,048   MTM
  186   12/31/2009        Tidewater Physicans Multispecialty Group                   4,029   10/31/2011
  187   1/5/2026          N/A                                                          N/A   N/A
  188   1/26/2011         The Marquee                                                2,053   1/16/2016
  190   3/31/2009         Cannon Electric Federal Credit                             4,212   6/30/2010
  191   N/A               N/A                                                          N/A   N/A
  192   1/31/2013         N/A                                                          N/A   N/A
  193   4/30/2009         Maxim Healthcare Services, Inc.                            3,625   6/30/2010
  194   11/30/2016        The S & Q Shack Raving Brands                              2,375   11/30/2016
  195   N/A               N/A                                                          N/A   N/A
  196   9/30/2017         Virginia Allergy                                           2,941   1/31/2010
  197   9/11/2021         N/A                                                          N/A   N/A
  198   10/1/2016         TSB Subs & Such, LLC - dba Mr. Goodcents Subs              1,844   10/18/2011
  199   N/A               N/A                                                          N/A   N/A
  200   11/28/2016        N/A                                                          N/A   N/A

  201   N/A               N/A                                                          N/A   N/A
  203   8/31/2012         Ivanov's Gym                                              11,799   10/31/2010
  204   12/31/2010        Boccard USA Corporation                                    3,080   8/31/2008
  205   10/31/2007        Herskowitz/Leberman                                        2,800   12/31/2008
  206   3/31/2016         CATO                                                       4,060   1/31/2008



  207   N/A               N/A                                                          N/A   N/A





  208   N/A               N/A                                                          N/A   N/A
  209   7/31/2010         Lenny's Sub Shop                                           1,550   8/20/2010
  210   6/30/2012         N/A                                                          N/A   N/A
  211   1/31/2019         Roni Cummings                                                359   11/30/2009
  212   N/A               N/A                                                          N/A   N/A
  213   2/13/2009         The Arbor House                                            2,273   12/15/2010
  214   10/31/2010        Qdoba                                                      2,400   10/31/2010
  215   N/A               N/A                                                          N/A   N/A
  216   9/30/2009         Drs. Ho and Cheung                                         2,050   10/31/2011
  217   12/31/2011        Esquire Cleaners                                           1,400   2/28/2012




  218   N/A               N/A                                                          N/A   N/A






  219   9/30/2009         WorkWell Health Services                                   1,738   9/30/2007




  220   N/A               N/A                                                          N/A   N/A
  221   N/A               N/A                                                          N/A   N/A
  222   8/31/2009         D'Moda                                                     1,246   2/28/2011

  223   N/A               N/A                                                          N/A   N/A
  224   4/30/2019         International Health Care                                  2,900   1/31/2019
  225   8/31/2009         Beauty Mart                                                1,400   5/31/2011
  226   N/A               N/A                                                          N/A   N/A
  227   N/A               N/A                                                          N/A   N/A
  228   2/28/2019         Oak Brook Centre for Health II                             2,442   4/30/2019
  229   6/30/2009         Chef's Eric Best Inc                                       3,300   2/28/2010
  230   N/A               N/A                                                          N/A   N/A
  231   1/31/2009         Greater Allegheny Financial Group                          2,825   7/31/2010
  232   N/A               N/A                                                          N/A   N/A
  233   N/A               N/A                                                          N/A   N/A
  234   5/30/2012         N/A                                                          N/A   N/A
  235   3/31/2009         Najib Musallam                                             2,255   12/31/2009
  236   N/A               N/A                                                          N/A   N/A
  237   10/31/2007        Quiznos Subs                                               1,679   8/31/2011


  238   N/A               N/A                                                          N/A   N/A



#       Name                                                          Sq. Ft.   Expiration Date   Reserve
-----   -----------------------------------------------------------   -------   ---------------   ----------
    1   Environ Holdings                                               20,380   6/3/2008                  $0
    2   N/A                                                               N/A   N/A               $4,382,276


    3   Giant Foods, Inc.                                              55,000   11/30/2009                $0

    4                                                                                                     $0
  4.1   N/A                                                               N/A   N/A
  4.2   N/A                                                               N/A   N/A
  4.3   N/A                                                               N/A   N/A
  4.4   N/A                                                               N/A   N/A
  4.5   N/A                                                               N/A   N/A
  4.6   N/A                                                               N/A   N/A
  4.7   Store Supply Warehouse, LLC                                    31,843   4/30/2011
    5                                                                                                     $0
  5.1   Hull Acquisition Corp.                                         14,240   9/30/2007
  5.2   Garcia & Ortiz, P.A.                                            9,039   9/30/2011
  5.3   Compupay, Inc.                                                  5,964   8/31/2008
  5.4   BIGgross Inc.                                                   7,688   3/31/2011
  5.5   State of Florida Department of Education                        5,469   2/29/2008
  5.6   Bankers Life & Casualty Co.                                     2,780   5/31/2010
  5.7   N/A                                                               N/A   N/A
  5.8   N/A                                                               N/A   N/A
  5.9   State of Florida Department of Education                        4,999   9/30/2011
 5.10   N/A                                                               N/A   N/A
 5.11   Mercantile Bank                                                 2,500   3/31/2011
 5.12   Muscular Dystrophy Association                                  2,561   4/30/2008
 5.13   RGIS Inventory Specialists                                      1,637   10/31/2007
 5.14   American National Insurance Co.                                 2,560   7/31/2009
 5.15   KB Environmental Sciences, Inc.                                 1,537   8/31/2008
    6   N/A                                                               N/A   N/A                       $0
    7   Infosys Technologies, Incorporated                             32,000   1/31/2010                 $0
    8   Premier Business Centres                                       12,865   3/8/2016                  $0
    9   Rockville Mailing Services                                     60,126   5/30/2015                 $0
   10   N/A                                                               N/A   N/A                       $0
   11   N/A                                                               N/A   N/A               $2,000,000
   13   N/A                                                               N/A   N/A                       $0
   14   Stites and Harbison                                            39,844   10/31/2018                $0
   15   N/A                                                               N/A   N/A                 $877,700
   16   Zenith Media Services                                          31,455   12/31/2011                $0
   17   Pushpakant Shah & Yakub Munshi d/b/a Taj Mahal                 15,817   10/31/2011        $3,450,000
   18   Ship Store Galleries                                            4,038   7/31/2008            $40,000
   19   N/A                                                               N/A   N/A               $3,855,000
   20   N/A                                                               N/A   N/A                       $0
   21   N/A                                                               N/A   N/A                       $0
   23                                                                                                     $0
 23.1   N/A                                                               N/A   N/A
 23.2   N/A                                                               N/A   N/A
   24   N/A                                                               N/A   N/A                 $250,000
   25   Fidelity and Trust Mortgage                                     9,276   1/31/2011                 $0
   26   N/A                                                               N/A   N/A                       $0
   27   RSM McGladrey                                                  35,753   9/30/2009                 $0
   28   N/A                                                               N/A   N/A                       $0
   29   Panera Bread                                                    5,097   10/31/2011                $0
   30   N/A                                                               N/A   N/A               $2,360,000
   31   N/A                                                               N/A   N/A                       $0
   32   N/A                                                               N/A   N/A                       $0
   33   Pinchers Crab Shack                                             4,810   11/30/2013        $5,122,696


   34   N/A                                                               N/A   N/A               $1,720,000
   35   N/A                                                               N/A   N/A                       $0
   36   N/A                                                               N/A   N/A                 $300,000





   37   N/A                                                               N/A   N/A                       $0
   38   Pulte Home Corp.                                                7,256   12/31/2010                $0
   39   N/A                                                               N/A   N/A                       $0
   40   N/A                                                               N/A   N/A                       $0
   41                                                                                                     $0
 41.1   N/A                                                               N/A   N/A
 41.2   N/A                                                               N/A   N/A
 41.3   N/A                                                               N/A   N/A
 41.4   N/A                                                               N/A   N/A
 41.5   N/A                                                               N/A   N/A
 41.6   N/A                                                               N/A   N/A
 41.7   N/A                                                               N/A   N/A
 41.8   N/A                                                               N/A   N/A
 41.9   N/A                                                               N/A   N/A
41.10   N/A                                                               N/A   N/A
41.11   N/A                                                               N/A   N/A
41.12   N/A                                                               N/A   N/A
   42                                                                                                     $0
 42.1   Bill Dunn One Stop Shop                                         2,496   MTM
 42.2   N/A                                                               N/A   N/A
   43   N/A                                                               N/A   N/A               $2,500,000
   44   M&T Bank                                                        3,500   9/30/2013                 $0
   46   A.J. Wright                                                    25,000   11/30/2012                $0
   47   Panera Bread                                                    4,200   12/31/2016                $0
   48   N/A                                                               N/A   N/A                       $0
   49   Bonefish                                                        5,200   10/31/2016           $20,000
   50   N/A                                                               N/A   N/A                       $0
   51   Learning Express                                                6,200   6/30/2010                 $0
   52   Iguanas O Ranas Grill                                           2,277   3/31/2013           $612,813



   53   Round Table Pizza                                               3,100   8/31/2016           $161,700
   54   Hayward Enterprises, Inc.                                       8,188   7/31/2009                 $0
   55   Avalon Associates- Corporate Office                             3,000   12/31/2010                $0
   56   KJM Educational Solutions, LLC (Huntington Learning Center)     2,800   4/30/2012                 $0
   57   N/A                                                               N/A   N/A                       $0
   58   N/A                                                               N/A   N/A                       $0
   59                                                                                                     $0
 59.1   Leapfrog, LLC                                                   1,945   12/31/2007
 59.2   Installation                                                    2,020   7/31/2007
 59.3   Bayleaf Estate Investments, LLC                                 1,125   9/30/2009
 59.4   N/A                                                               N/A   N/A
   60   Performance Bicycles                                            5,972   3/31/2017            $79,051
   61   Sunseekers                                                      4,448   9/30/2010                 $0
   62   N/A                                                               N/A   N/A               $1,750,000
   63   N/A                                                               N/A   N/A                       $0
   64   Party City                                                     11,629   12/31/2009                $0
   65   N/A                                                               N/A   N/A                 $350,000

   66   The Dancers Academy                                             2,807   4/30/2011           $143,398

   67   Mattress Firm-Georgia Inc                                       4,000   5/31/2012                 $0
   68   N/A                                                               N/A   N/A                       $0
   71   N/A                                                               N/A   N/A                       $0
   72   N/A                                                               N/A   N/A                       $0
   73   N/A                                                               N/A   N/A               $1,200,000
   76   N/A                                                               N/A   N/A                       $0
   77   N/A                                                               N/A   N/A                       $0
   78   Family Dollar                                                   7,500   12/31/2012                $0
   79   N/A                                                               N/A   N/A                       $0
   81   Pandya Kapadia & Associates                                     5,400   3/31/2016                 $0
   82   Pelican Harry's Sports Grill                                    3,794   12/31/2015          $400,000
   83   White Hen Pantry, Inc.                                          2,400   11/30/2008                $0
   84   N/A                                                               N/A   N/A                       $0
   85   Floor Coverings                                                 2,055   8/31/2009                 $0
   86   Farhad Yaghoubi                                                   938   1/31/2008                 $0
   87   Louis Berger                                                    6,937   11/15/2012          $110,000
   88   Toastie's Deli                                                    840   7/31/2015                 $0
   89   N/A                                                               N/A   N/A                  $95,938
   91   Maria Alvarez Dollar Land                                       2,160   12/31/2008                $0


   92   Morena Medina and Ruben Medina                                    550   9/30/2007                 $0
   93   Eckerd Drugs #3307                                              8,000   1/31/2009             $7,125
   94   N/A                                                               N/A   N/A                       $0
   95   N/A                                                               N/A   N/A                       $0
   96   N/A                                                               N/A   N/A                       $0
   97   N/A                                                               N/A   N/A                       $0
   98   Creature Comforts Animal Clinic                                 4,200   12/31/2010                $0
  100   Lunch Money - Jason's Deli                                      4,000   4/30/2019                 $0
  101   Sports Locker Inc.                                              2,400   3/31/2010                 $0



  102   N/A                                                               N/A   N/A                       $0
  103   N/A                                                               N/A   N/A                       $0
  104   Kim PTree Textiles                                              9,200   7/31/2012           $125,000
  106   N/A                                                               N/A   N/A                       $0
  107   N/A                                                               N/A   N/A                       $0
  109   #1 Up Golf                                                      2,400   10/31/2011                $0

  110   N/A                                                               N/A   N/A                       $0
  111   Karate Studio                                                   2,732   8/31/2010                 $0
  112   National Cinema Supply                                          6,330   2/28/2011           $188,442

  114   N/A                                                               N/A   N/A                       $0
  115   N/A                                                               N/A   N/A                       $0
  116   N/A                                                               N/A   N/A                       $0
  117   Southwest Energy                                                5,764   4/30/2009                 $0
  118   N/A                                                               N/A   N/A                       $0
  119   Dollar Tree                                                     9,000   6/30/2009            $94,420
  121   Stephen V. Eppler, M.D., LLC                                    4,871   2/5/2015            $155,000
  122   GSA - ATF                                                       5,793   8/28/2016                 $0
  123   Piper Financial                                                 4,222   3/31/2012                 $0






  127   Dublin Jerky                                                    2,280   9/30/2010            $75,000
  128   N/A                                                               N/A   N/A                       $0






  129   Touch of Napoli                                                 1,760   7/31/2011                 $0
  130   N/A                                                               N/A   N/A                  $14,168
  131   Best Home Inc.                                                  6,000   6/30/2011                 $0
  132   N/A                                                               N/A   N/A                       $0
  133   N/A                                                               N/A   N/A                       $0
  135   Sierra Tax Service                                              3,425   12/31/2009                $0
  136   Vino Tinto                                                      1,119   11/30/2011           $19,808
  137   Looseleaf                                                       1,310   7/31/2011                 $0
  138   Horizon Interactive                                             5,440   8/31/2009                 $0
  139   Orient Cafe No. 7, Inc.                                         3,240   12/31/2014                $0
  140                                                                                                 $8,000



140.1   N/A                                                               N/A   N/A
140.2   N/A                                                               N/A   N/A
  141   N/A                                                               N/A   N/A                       $0
  142   N/A                                                               N/A   N/A                       $0
  144   Eastern Bank                                                    2,077   8/31/2019                 $0
  145   Lucidity Development                                            1,926   1/21/2012                 $0
  146   N/A                                                               N/A   N/A                       $0
  147   Ace Hardware                                                    8,450   1/31/2011                 $0
  149   Blockbuster Video                                               8,520   12/31/2008                $0
  150   Concorde Mgmt & Dev., Inc.                                      2,936   7/31/2010                 $0
  151   Tom Redd                                                        2,000   5/31/2011                 $0
  153   N/A                                                               N/A   N/A                       $0
  154   Ascent Real Estate                                              3,159   12/31/2016                $0
  156   Mama Rosa's                                                     3,000   5/31/2011            $10,295
  157   America's Home Place                                            3,039   6/30/2008                 $0






  158   Tom's of Maine                                                  5,711   12/31/2008                $0
  159   N/A                                                               N/A   N/A                       $0
  160   Gwinnett Sound                                                  2,450   3/31/2011                 $0
  161   Key Risk Management Services, Inc.                              4,371   6/30/2008                 $0
  162   Southlight, Inc.                                                4,528   12/31/2010                $0
  163   Ultra Tan                                                       1,779   7/14/2011            $16,372
  164   Elle Salon & Boutique                                           1,288   9/30/2011            $11,080
  165   Red Persimmon                                                   1,250   9/30/2011                 $0
  166   N/A                                                               N/A   N/A                       $0
  167   Dog Gone It                                                       990   3/31/2008                 $0
  169   N/A                                                               N/A   N/A                       $0
  170   Digicom Wireless                                                1,870   11/30/2011                $0
  172   N/A                                                               N/A   N/A                       $0
  173   Victorian Seasons, Inc.                                         1,493   9/30/2007                 $0


  174   N/A                                                               N/A   N/A                       $0
  175   Domino's Pizza                                                  1,642   6/30/2011            $69,435


  177                                                                                                 $6,750
177.1   N/A                                                               N/A   N/A
177.2   N/A                                                               N/A   N/A
  178   N/A                                                               N/A   N/A                  $33,035
  180   N/A                                                               N/A   N/A                       $0
  181   Diamond Rigging                                                12,000   3/31/2008                 $0
  182   Sanchos Restaurant                                              2,500   12/31/2011                $0




  183   I & D Wireless/Alltel                                           1,425   12/31/2011           $44,157
  184   Boulder Valley Dermatology                                      3,951   12/31/2011                $0
  185   Smoke Shop                                                      2,000   5/31/2007                 $0
  186   Tidewater Physical Therapy, Inc.                                2,671   10/31/2011                $0
  187   N/A                                                               N/A   N/A                       $0
  188   Starbucks                                                       1,726   9/30/2015                 $0
  190   Residential Credit Corporation                                  1,894   12/31/2007            $7,059
  191   N/A                                                               N/A   N/A                       $0
  192   N/A                                                               N/A   N/A                       $0
  193   Sharpe Mortgage Lending                                         2,989   9/30/2008                 $0
  194   Starbucks                                                       1,750   2/28/2017                 $0
  195   N/A                                                               N/A   N/A                       $0
  196   Health Link Family Chiropractic                                 2,826   12/31/2011                $0
  197   N/A                                                               N/A   N/A                       $0
  198   Skycom, Inc. - dba/Wireless World                               1,486   10/1/2011                 $0
  199   N/A                                                               N/A   N/A                       $0
  200   N/A                                                               N/A   N/A                       $0

  201   N/A                                                               N/A   N/A                       $0
  203   UPS Supply Chain Solutions                                     11,174   3/3/2008                  $0
  204   Cartec Engineering Corporation                                  3,080   11/30/2011                $0
  205   Patricia Egberts                                                1,800   12/31/2007                $0
  206   Alltel                                                          2,500   5/31/2008                 $0



  207   N/A                                                               N/A   N/A                       $0





  208   N/A                                                               N/A   N/A                       $0
  209   Fast Frame                                                      1,248   11/30/2013                $0
  210   N/A                                                               N/A   N/A                       $0
  211   Glass & Associates                                                358   11/30/2009                $0
  212   N/A                                                               N/A   N/A                       $0
  213   Clearwire                                                       1,824   3/1/2011                  $0
  214   KnowledgePoint                                                  1,200   3/31/2011                 $0
  215   N/A                                                               N/A   N/A                   $5,120
  216   Dr. Kelly                                                       1,500   1/14/2017                 $0
  217   Olde Time Pharmacy                                              1,360   11/30/2011           $15,000




  218   N/A                                                               N/A   N/A                       $0






  219   A&O Compounding Pharmacy                                        1,407   11/30/2010                $0




  220   N/A                                                               N/A   N/A                       $0
  221   N/A                                                               N/A   N/A                       $0
  222   Avondale Minimart                                               1,191   10/31/2012           $86,847

  223   N/A                                                               N/A   N/A                       $0
  224   Congressman Chris Shays                                         1,663   12/31/2008                $0
  225   Dolex Dollar Express                                            1,400   8/31/2011             $8,250
  226   N/A                                                               N/A   N/A                       $0
  227   N/A                                                               N/A   N/A                       $0
  228   Jeff Vallandingham & Brett K. Allan                             1,822   10/31/2007                $0
  229   L'Eglise Baptist Primitive Inc                                  2,200   10/31/2007                $0
  230   N/A                                                               N/A   N/A                       $0
  231   John Gullsek Construction Company                               1,250   1/31/2008                 $0
  232   N/A                                                               N/A   N/A                       $0
  233   N/A                                                               N/A   N/A                       $0
  234   N/A                                                               N/A   N/A                       $0
  235   Marie Nealson                                                   2,200   10/31/2007                $0
  236   N/A                                                               N/A   N/A                       $0
  237   EB Games                                                        1,460   12/31/2008                $0


  238   N/A                                                               N/A   N/A                       $0



#       Description
-----   --------------------------------------------------------------------------------------------------
    1   N/A
    2   Seasonality Reserve


    3   N/A

    4   N/A
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   N/A
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   N/A
    7   N/A
    8   N/A
    9   N/A
   10   N/A
   11   Stabilization Reserve Fund
   13   N/A
   14   N/A
   15   PIP Reserve
   16   N/A
   17   Renovation Reserve
   18   ADA Compliance Reserve
   19   Entitlement Reserve ($1,000,000) and Renovation Reserve ($2,855,000)
   20   N/A
   21   N/A
   23   N/A
 23.1
 23.2
   24   Seasonality Reserve
   25   N/A
   26   N/A
   27   N/A
   28   N/A
   29   N/A
   30   Holdback Reserve
   31   N/A
   32   N/A
   33   Cost Cutter's Reserve ($21,301), Stride Rite Reserve ($7,160), Office
        Max Reserve ($400,130), Master Lease Reserve ($194,105) and Office Max
        Permit Reserve ($4,500,000)
   34   Holdback Reserve
   35   N/A
   36   Renovation Reserve





   37   N/A
   38   N/A
   39   N/A
   40   N/A
   41   N/A
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   N/A
 42.1
 42.2
   43   Renovation Reserve
   44   N/A
   46   N/A
   47   N/A
   48   N/A
   49   Bonsai Sushi Reserve
   50   N/A
   51   N/A
   52   Construction Reserve



   53   Reserve for Holdback of Unpaid TI Allowance
   54   N/A
   55   N/A
   56   N/A
   57   N/A
   58   N/A
   59   N/A
 59.1
 59.2
 59.3
 59.4
   60   Rent Reserve
   61   N/A
   62   Lockheed Reserve
   63   N/A
   64   N/A
   65   Individual Apartment Improvements, Environmental Remediation and
        Renovation Reserve
   66   Vitamins Reserve ($62,922), Hobby Reserve ($25,501)
        and Lease Space Reserve ($54,975).
   67   N/A
   68   N/A
   71   N/A
   72   N/A
   73   Holdback Reserve
   76   N/A
   77   N/A
   78   N/A
   79   N/A
   81   N/A
   82   Tazza Reserve ($200,000) and Rent Abatement Reserve ($200,000)
   83   N/A
   84   N/A
   85   N/A
   86   N/A
   87   Finish Out Reserve
   88   N/A
   89   Life-Safety Repair Reserve
   91   N/A


   92   N/A
   93   Maxway Tenant Repair Reserve
   94   N/A
   95   N/A
   96   N/A
   97   N/A
   98   N/A
  100   N/A
  101   N/A



  102   N/A
  103   N/A
  104   Calandro's Upfront Reserve
  106   N/A
  107   N/A
  109   N/A

  110   N/A
  111   N/A
  112   Care Max Medical Resources Rent Reserve ($3,920), Matrix Healthcare Rent
        Reserve ($126,726) and Jigsaw Print CommunicationsRent Reserve ($57,796)
  114   N/A
  115   N/A
  116   N/A
  117   N/A
  118   N/A
  119   Food Lion Reserve
  121   Lease-Up Reserve
  122   N/A
  123   N/A






  127   Atlanta Bread Company Reserve
  128   N/A






  129   N/A
  130   Initial Seasonality Contribution
  131   N/A
  132   N/A
  133   N/A
  135   N/A
  136   Finish Out Reserve
  137   N/A
  138   N/A
  139   N/A
  140   Termite Reserve



140.1
140.2
  141   N/A
  142   N/A
  144   N/A
  145   N/A
  146   N/A
  147   N/A
  149   N/A
  150   N/A
  151   N/A
  153   N/A
  154   N/A
  156   Subway Litigation Reserve
  157   N/A






  158   N/A
  159   N/A
  160   N/A
  161   N/A
  162   N/A
  163   Rent Reserve
  164   Condo Assessment Reserve
  165   N/A
  166   N/A
  167   N/A
  169   N/A
  170   N/A
  172   N/A
  173   N/A


  174   N/A
  175   San Antonio National Bank Tenant Improvements Reserve ($39,000) and Vacant Space Reserve ($30,435)
        San Antonio National Bank Tenant Improvements Reserve ($39,000) and
        Vacant Space Reserve ($30,435)
  177   Termite Reserve
177.1
177.2
  178   Termite Reserve ($4,910) and Roof Sub-Reserve ($28,125)
  180   N/A
  181   N/A
  182   N/A




  183   Lease Holdback Reserve ($21,657) and Vacant Space Reserve ($22,500)
  184   N/A
  185   N/A
  186   N/A
  187   N/A
  188   N/A
  190   Termite Reserve
  191   N/A
  192   N/A
  193   N/A
  194   N/A
  195   N/A
  196   N/A
  197   N/A
  198   N/A
  199   N/A
  200   N/A

  201   N/A
  203   N/A
  204   N/A
  205   N/A
  206   N/A



  207   N/A





  208   N/A
  209   N/A
  210   N/A
  211   N/A
  212   N/A
  213   N/A
  214   N/A
  215   Rent Holdback Reserve
  216   N/A
  217   Lease Holdback Reserve




  218   N/A






  219   N/A




  220   N/A
  221   N/A
  222   Lease Holdback Reserve ($9,965), DeModa Reserve ($39,936)
        and MiniMarket Reserve ($36,946)
  223   N/A
  224   N/A
  225   Roof Repair Reserve
  226   N/A
  227   N/A
  228   N/A
  229   N/A
  230   N/A
  231   N/A
  232   N/A
  233   N/A
  234   N/A
  235   N/A
  236   N/A
  237   N/A


  238   N/A



#       Reserve   Description                                   Credit
-----   -------   -------------------------------------------   ----------
    1        $0   N/A                                                   $0
    2        $0   Seasonality Reserve in the amount Lender              $0
                  reasonably estimates to maintain a
                  DSCR >= 1.05x on a trailing 12 month basis.
    3        $0   N/A                                                   $0

    4        $0   N/A                                                   $0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5        $0   N/A                                                   $0
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6        $0   N/A                                                   $0
    7        $0   N/A                                                   $0
    8        $0   N/A                                                   $0
    9        $0   N/A                                                   $0
   10        $0   N/A                                                   $0
   11        $0   N/A                                                   $0
   13        $0   N/A                                                   $0
   14        $0   N/A                                                   $0
   15        $0   N/A                                                   $0
   16        $0   N/A                                                   $0
   17   $37,500   Master Lease TILC Reserve                             $0
   18        $0   N/A                                                   $0
   19        $0   N/A                                                   $0
   20        $0   N/A                                                   $0
   21        $0   N/A                                                   $0
   23        $0   N/A                                                   $0
 23.1
 23.2
   24    $4,167   Ground Rent Reserve                                   $0
   25        $0   N/A                                                   $0
   26        $0   N/A                                                   $0
   27        $0   N/A                                                   $0
   28        $0   N/A                                                   $0
   29        $0   N/A                                                   $0
   30        $0   N/A                                                   $0
   31        $0   N/A                                                   $0
   32        $0   N/A                                                   $0
   33        $0   N/A                                                   $0


   34        $0   N/A                                                   $0
   35        $0   N/A                                                   $0
   36        $0   N/A                                                   $0





   37        $0   N/A                                                   $0
   38        $0   N/A                                                   $0
   39        $0   N/A                                                   $0
   40        $0   N/A                                                   $0
   41        $0   N/A                                                   $0
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42        $0   N/A                                                   $0
 42.1
 42.2
   43        $0   N/A                                                   $0
   44        $0   N/A                                                   $0
   46        $0   N/A                                                   $0
   47        $0   N/A                                                   $0
   48        $0   N/A                                                   $0
   49        $0   N/A                                                   $0
   50        $0   N/A                                                   $0
   51        $0   N/A                                                   $0
   52        $0   N/A                                                   $0



   53        $0   N/A                                                   $0
   54        $0   N/A                                                   $0
   55        $0   N/A                                                   $0
   56        $0   N/A                                           $2,900,000
   57        $0   N/A                                                   $0
   58        $0   N/A                                                   $0
   59        $0   N/A                                                   $0
 59.1
 59.2
 59.3
 59.4
   60        $0   N/A                                                   $0
   61        $0   N/A                                                   $0
   62        $0   N/A                                                   $0
   63        $0   N/A                                                   $0
   64        $0   N/A                                                   $0
   65        $0   N/A                                                   $0

   66        $0   N/A                                                   $0

   67        $0   N/A                                                   $0
   68        $0   N/A                                                   $0
   71        $0   N/A                                                   $0
   72        $0   N/A                                                   $0
   73        $0   N/A                                                   $0
   76        $0   N/A                                                   $0
   77        $0   N/A                                                   $0
   78        $0   N/A                                                   $0
   79        $0   N/A                                                   $0
   81        $0   N/A                                                   $0
   82        $0   N/A                                                   $0
   83        $0   N/A                                                   $0
   84        $0   N/A                                                   $0
   85        $0   N/A                                                   $0
   86        $0   N/A                                                   $0
   87        $0   N/A                                                   $0
   88        $0   N/A                                                   $0
   89        $0   N/A                                                   $0
   91        $0   N/A                                              $97,650


   92        $0   N/A                                                   $0
   93        $0   N/A                                                   $0
   94        $0   N/A                                                   $0
   95        $0   N/A                                                   $0
   96        $0   N/A                                                   $0
   97        $0   N/A                                                   $0
   98        $0   N/A                                                   $0
  100        $0   N/A                                                   $0
  101        $0   N/A                                                   $0



  102        $0   N/A                                                   $0
  103        $0   N/A                                                   $0
  104        $0   N/A                                                   $0
  106        $0   N/A                                                   $0
  107        $0   N/A                                                   $0
  109        $0   N/A                                                   $0

  110        $0   N/A                                                   $0
  111        $0   N/A                                                   $0
  112        $0   N/A                                                   $0

  114        $0   N/A                                                   $0
  115        $0   N/A                                                   $0
  116        $0   N/A                                                   $0
  117        $0   N/A                                                   $0
  118        $0   N/A                                                   $0
  119        $0   N/A                                                   $0
  121    $9,000   Aurora Skin Care Center Repair Reserve                $0
  122        $0   N/A                                                   $0
  123        $0   N/A                                                   $0






  127        $0   N/A                                                   $0
  128        $0   N/A                                                   $0






  129        $0   N/A                                                   $0
  130    $3,570   Seasonality Reserve                                   $0
  131        $0   N/A                                                   $0
  132        $0   N/A                                                   $0
  133        $0   N/A                                                   $0
  135        $0   N/A                                                   $0
  136        $0   N/A                                                   $0
  137        $0   N/A                                                   $0
  138        $0   N/A                                                   $0
  139        $0   N/A                                                   $0
  140        $0   N/A                                           $1,275,000



140.1
140.2
  141        $0   N/A                                                   $0
  142        $0   N/A                                                   $0
  144        $0   N/A                                                   $0
  145        $0   N/A                                                   $0
  146        $0   N/A                                                   $0
  147        $0   N/A                                                   $0
  149        $0   N/A                                                   $0
  150        $0   N/A                                                   $0
  151        $0   N/A                                                   $0
  153        $0   N/A                                                   $0
  154        $0   N/A                                                   $0
  156        $0   N/A                                                   $0
  157        $0   N/A                                                   $0






  158        $0   N/A                                                   $0
  159        $0   N/A                                                   $0
  160        $0   N/A                                                   $0
  161        $0   N/A                                             $104,600
  162        $0   N/A                                              $86,500
  163        $0   N/A                                                   $0
  164        $0   N/A                                                   $0
  165        $0   N/A                                                   $0
  166        $0   N/A                                                   $0
  167        $0   N/A                                                   $0
  169        $0   N/A                                                   $0
  170        $0   N/A                                                   $0
  172        $0   N/A                                                   $0
  173        $0   N/A                                                   $0


  174        $0   N/A                                                   $0
  175        $0   N/A                                                   $0


  177        $0   N/A                                                   $0
177.1
177.2
  178        $0   N/A                                                   $0
  180        $0   N/A                                                   $0
  181        $0   N/A                                                   $0
  182        $0   N/A                                                   $0




  183        $0   N/A                                                   $0
  184        $0   N/A                                                   $0
  185        $0   N/A                                                   $0
  186        $0   N/A                                                   $0
  187        $0   N/A                                                   $0
  188        $0   N/A                                                   $0
  190        $0   N/A                                                   $0
  191        $0   N/A                                                   $0
  192        $0   N/A                                                   $0
  193        $0   N/A                                                   $0
  194        $0   N/A                                                   $0
  195        $0   N/A                                                   $0
  196        $0   N/A                                                   $0
  197        $0   N/A                                                   $0
  198        $0   N/A                                                   $0
  199        $0   N/A                                                   $0
  200        $0   N/A                                                   $0

  201        $0   N/A                                                   $0
  203        $0   N/A                                                   $0
  204        $0   N/A                                                   $0
  205        $0   N/A                                                   $0
  206        $0   N/A                                                   $0



  207        $0   N/A                                                   $0





  208        $0   N/A                                                   $0
  209        $0   N/A                                                   $0
  210        $0   N/A                                                   $0
  211        $0   N/A                                                   $0
  212    $1,563   Roof Sub-Reserve                                      $0
  213        $0   N/A                                                   $0
  214        $0   N/A                                                   $0
  215        $0   N/A                                                   $0
  216        $0   N/A                                                   $0
  217        $0   N/A                                                   $0




  218        $0   N/A                                                   $0






  219        $0   N/A                                                   $0




  220        $0   N/A                                                   $0
  221        $0   N/A                                                   $0
  222        $0   N/A                                                   $0

  223        $0   N/A                                                   $0
  224        $0   N/A                                                   $0
  225        $0   N/A                                                   $0
  226        $0   N/A                                                   $0
  227        $0   N/A                                                   $0
  228        $0   N/A                                                   $0
  229        $0   N/A                                                   $0
  230        $0   N/A                                                   $0
  231        $0   N/A                                                   $0
  232        $0   N/A                                                   $0
  233        $0   N/A                                                   $0
  234        $0   N/A                                                   $0
  235        $0   N/A                                                   $0
  236        $0   N/A                                                   $0
  237        $0   N/A                                                   $0


  238        $0   N/A                                                   $0



#       Description                                         Reserve
-----   -------------------------------------------------   ----------
    1   N/A                                                         $0
    2   N/A                                                         $0


    3   N/A                                                         $0

    4   N/A                                                         $0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   N/A                                                         $0
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   N/A                                                         $0
    7   N/A                                                         $0
    8   N/A                                                         $0
    9   N/A                                                         $0
   10   N/A                                                         $0
   11   N/A                                                         $0
   13   N/A                                                         $0
   14   N/A                                                         $0
   15   N/A                                                         $0
   16   N/A                                                         $0
   17   N/A                                                         $0
   18   N/A                                                         $0
   19   N/A                                                         $0
   20   N/A                                                         $0
   21   N/A                                                         $0
   23   N/A                                                         $0
 23.1
 23.2
   24   N/A                                                         $0
   25   N/A                                                         $0
   26   N/A                                                         $0
   27   N/A                                                         $0
   28   N/A                                                         $0
   29   N/A                                                         $0
   30   N/A                                                         $0
   31   N/A                                                         $0
   32   N/A                                                         $0
   33   N/A                                                         $0


   34   N/A                                                         $0
   35   N/A                                                         $0
   36   N/A                                                         $0





   37   N/A                                                         $0
   38   N/A                                                         $0
   39   N/A                                                         $0
   40   N/A                                                         $0
   41   N/A                                                         $0
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   N/A                                                         $0
 42.1
 42.2
   43   N/A                                                         $0
   44   N/A                                                         $0
   46   N/A                                                         $0
   47   N/A                                                         $0
   48   N/A                                                         $0
   49   N/A                                                         $0
   50   N/A                                                         $0
   51   N/A                                                         $0
   52   N/A                                                 $1,500,000



   53   N/A                                                         $0
   54   N/A                                                         $0
   55   N/A                                                         $0
   56   Lease Space Letter of Credit                                $0
   57   N/A                                                         $0
   58   N/A                                                         $0
   59   N/A                                                         $0
 59.1
 59.2
 59.3
 59.4
   60   N/A                                                         $0
   61   N/A                                                         $0
   62   N/A                                                         $0
   63   N/A                                                         $0
   64   N/A                                                         $0
   65   N/A                                                         $0

   66   N/A                                                         $0

   67   N/A                                                         $0
   68   N/A                                                         $0
   71   N/A                                                         $0
   72   N/A                                                         $0
   73   N/A                                                         $0
   76   N/A                                                         $0
   77   N/A                                                         $0
   78   N/A                                                         $0
   79   N/A                                                         $0
   81   N/A                                                         $0
   82   N/A                                                         $0
   83   N/A                                                         $0
   84   N/A                                                         $0
   85   N/A                                                         $0
   86   N/A                                                         $0
   87   N/A                                                         $0
   88   N/A                                                         $0
   89   N/A                                                         $0
   91   Letter of Credit in lieu of both                            $0
        (a) deposits into the TI/LC Reserve and
        (b) Tax and Insurance Reserve.
   92   N/A                                                         $0
   93   N/A                                                         $0
   94   N/A                                                         $0
   95   N/A                                                         $0
   96   N/A                                                         $0
   97   N/A                                                         $0
   98   N/A                                                         $0
  100   N/A                                                         $0
  101   N/A                                                   $600,000



  102   N/A                                                         $0
  103   N/A                                                         $0
  104   N/A                                                         $0
  106   N/A                                                         $0
  107   N/A                                                         $0
  109   N/A                                                   $549,000

  110   N/A                                                         $0
  111   N/A                                                         $0
  112   N/A                                                         $0

  114   N/A                                                         $0
  115   N/A                                                         $0
  116   N/A                                                         $0
  117   N/A                                                         $0
  118   N/A                                                         $0
  119   N/A                                                         $0
  121   N/A                                                         $0
  122   N/A                                                         $0
  123   N/A                                                   $200,000






  127   N/A                                                         $0
  128   N/A                                                 $1,000,000






  129   N/A                                                         $0
  130   N/A                                                         $0
  131   N/A                                                         $0
  132   N/A                                                         $0
  133   N/A                                                         $0
  135   N/A                                                         $0
  136   N/A                                                         $0
  137   N/A                                                         $0
  138   N/A                                                         $0
  139   N/A                                                         $0
  140   Release upon: (i) DSCR >= 1.20x and                         $0
        (ii) occupancy >= 95% for three consecutive
        months immediately preceding the
        disbursement date.
140.1
140.2
  141   N/A                                                         $0
  142   N/A                                                         $0
  144   N/A                                                         $0
  145   N/A                                                         $0
  146   N/A                                                         $0
  147   N/A                                                         $0
  149   N/A                                                         $0
  150   N/A                                                         $0
  151   N/A                                                         $0
  153   N/A                                                         $0
  154   N/A                                                         $0
  156   N/A                                                         $0
  157   N/A                                                    $36,000






  158   N/A                                                         $0
  159   N/A                                                         $0
  160   N/A                                                         $0
  161   In lieu of Tax/Insurance Impound and TILC Reserve           $0
  162   In lieu of Tax/Insurance Impound and TILC Reserve           $0
  163   N/A                                                         $0
  164   N/A                                                         $0
  165   N/A                                                         $0
  166   N/A                                                         $0
  167   N/A                                                         $0
  169   N/A                                                         $0
  170   N/A                                                         $0
  172   N/A                                                         $0
  173   N/A                                                   $150,000


  174   N/A                                                         $0
  175   N/A                                                         $0


  177   N/A                                                         $0
177.1
177.2
  178   N/A                                                         $0
  180   N/A                                                         $0
  181   N/A                                                         $0
  182   N/A                                                   $200,000




  183   N/A                                                         $0
  184   N/A                                                         $0
  185   N/A                                                         $0
  186   N/A                                                         $0
  187   N/A                                                         $0
  188   N/A                                                         $0
  190   N/A                                                         $0
  191   N/A                                                         $0
  192   N/A                                                         $0
  193   N/A                                                         $0
  194   N/A                                                         $0
  195   N/A                                                         $0
  196   N/A                                                         $0
  197   N/A                                                         $0
  198   N/A                                                         $0
  199   N/A                                                         $0
  200   N/A                                                   $250,000

  201   N/A                                                         $0
  203   N/A                                                         $0
  204   N/A                                                         $0
  205   N/A                                                         $0
  206   N/A                                                   $145,000



  207   N/A                                                   $508,750





  208   N/A                                                         $0
  209   N/A                                                         $0
  210   N/A                                                         $0
  211   N/A                                                         $0
  212   N/A                                                         $0
  213   N/A                                                         $0
  214   N/A                                                         $0
  215   N/A                                                         $0
  216   N/A                                                         $0
  217   N/A                                                    $40,000




  218   N/A                                                   $332,500






  219   N/A                                                   $275,000




  220   N/A                                                         $0
  221   N/A                                                         $0
  222   N/A                                                         $0

  223   N/A                                                         $0
  224   N/A                                                         $0
  225   N/A                                                         $0
  226   N/A                                                         $0
  227   N/A                                                         $0
  228   N/A                                                         $0
  229   N/A                                                         $0
  230   N/A                                                         $0
  231   N/A                                                         $0
  232   N/A                                                         $0
  233   N/A                                                         $0
  234   N/A                                                         $0
  235   N/A                                                         $0
  236   N/A                                                         $0
  237   N/A                                                    $75,000


  238   N/A                                                         $0



#       Description                                             Amount   Event Date
-----   -------------------------------------------------   ----------   ----------
    1   N/A                                                        N/A   N/A
    2   N/A                                                        N/A   N/A


    3   N/A                                                        N/A   N/A

    4   N/A                                                        N/A   N/A
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   N/A                                                        N/A   N/A
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   N/A                                                        N/A   N/A
    7   N/A                                                        N/A   N/A
    8   N/A                                                        N/A   N/A
    9   N/A                                                        N/A   N/A
   10   N/A                                                        N/A   N/A
   11   N/A                                                        N/A   N/A
   13   N/A                                                        N/A   N/A
   14   N/A                                                        N/A   N/A
   15   N/A                                                        N/A   N/A
   16   N/A                                                        N/A   N/A
   17   N/A                                                        N/A   N/A
   18   N/A                                                        N/A   N/A
   19   N/A                                                        N/A   N/A
   20   N/A                                                        N/A   N/A
   21   N/A                                                        N/A   N/A
   23   N/A                                                        N/A   N/A
 23.1
 23.2
   24   N/A                                                        N/A   N/A
   25   N/A                                                        N/A   N/A
   26   N/A                                                        N/A   N/A
   27   N/A                                                        N/A   N/A
   28   N/A                                                        N/A   N/A
   29   N/A                                                        N/A   N/A
   30   N/A                                                        N/A   N/A
   31   N/A                                                        N/A   N/A
   32   N/A                                                        N/A   N/A
   33   N/A                                                        N/A   N/A


   34   N/A                                                        N/A   N/A
   35   N/A                                                        N/A   N/A
   36   N/A                                                        N/A   N/A





   37   N/A                                                        N/A   N/A
   38   N/A                                                        N/A   N/A
   39   N/A                                                        N/A   N/A
   40   N/A                                                        N/A   N/A
   41   N/A                                                        N/A   N/A
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   N/A                                                        N/A   N/A
 42.1
 42.2
   43   N/A                                                        N/A   N/A
   44   N/A                                                        N/A   N/A
   46   N/A                                                        N/A   N/A
   47   N/A                                                        N/A   N/A
   48   N/A                                                        N/A   N/A
   49   N/A                                                        N/A   N/A
   50   N/A                                                        N/A   N/A
   51   N/A                                                        N/A   N/A
   52   Release upon: (i) DSCR > 1.25x and (ii)             $1,500,000   8/28/2008
        Borrwer providing Lender with copies of
        Qualifying Leases covering 6,030 SF and
        (iii) no Event of Default.
   53   N/A                                                        N/A   N/A
   54   N/A                                                        N/A   N/A
   55   N/A                                                        N/A   N/A
   56   N/A                                                        N/A   N/A
   57   N/A                                                        N/A   N/A
   58   N/A                                                        N/A   N/A
   59   N/A                                                        N/A   N/A
 59.1
 59.2
 59.3
 59.4
   60   N/A                                                        N/A   N/A
   61   N/A                                                        N/A   N/A
   62   N/A                                                        N/A   N/A
   63   N/A                                                        N/A   N/A
   64   N/A                                                        N/A   N/A
   65   N/A                                                        N/A   N/A

   66   N/A                                                        N/A   N/A

   67   N/A                                                        N/A   N/A
   68   N/A                                                        N/A   N/A
   71   N/A                                                        N/A   N/A
   72   N/A                                                        N/A   N/A
   73   N/A                                                        N/A   N/A
   76   N/A                                                        N/A   N/A
   77   N/A                                                        N/A   N/A
   78   N/A                                                        N/A   N/A
   79   N/A                                                        N/A   N/A
   81   N/A                                                        N/A   N/A
   82   N/A                                                        N/A   N/A
   83   N/A                                                        N/A   N/A
   84   N/A                                                        N/A   N/A
   85   N/A                                                        N/A   N/A
   86   N/A                                                        N/A   N/A
   87   N/A                                                        N/A   N/A
   88   N/A                                                        N/A   N/A
   89   N/A                                                        N/A   N/A
   91   N/A                                                        N/A   N/A


   92   N/A                                                        N/A   N/A
   93   N/A                                                        N/A   N/A
   94   N/A                                                        N/A   N/A
   95   N/A                                                        N/A   N/A
   96   N/A                                                        N/A   N/A
   97   N/A                                                        N/A   N/A
   98   N/A                                                        N/A   N/A
  100   N/A                                                        N/A   N/A
  101   Release upon: (i) completion of the                        N/A   N/A
        Remedial Work and (ii) completion of the
        Renovation Work and leasing of the new
        space.
  102   N/A                                                        N/A   N/A
  103   N/A                                                        N/A   N/A
  104   N/A                                                        N/A   N/A
  106   N/A                                                        N/A   N/A
  107   N/A                                                        N/A   N/A
  109   Release upon: (i) rate of occupancy >= 94.8%,              N/A   N/A
        (ii) DSCR >= 1.20X and (iii) no Event of Default.
  110   N/A                                                        N/A   N/A
  111   N/A                                                        N/A   N/A
  112   N/A                                                        N/A   N/A

  114   N/A                                                        N/A   N/A
  115   N/A                                                        N/A   N/A
  116   N/A                                                        N/A   N/A
  117   N/A                                                        N/A   N/A
  118   N/A                                                        N/A   N/A
  119   N/A                                                        N/A   N/A
  121   N/A                                                        N/A   N/A
  122   N/A                                                        N/A   N/A
  123   Release upon: (i) Borrower shall enter                $200,000   3/14/2009
        into a qualified lease with a total
        annualized base rent >= $785,000, (ii)
        Borrower's provision of new qualifying
        leases subject to economic occupancy of
        92% and (iii) there have not been any
        adverse changes.
  127   N/A                                                        N/A   N/A
  128   Release upon: (i) Borrower shall enter              $1,000,000   2/9/2009
        into a qualified lease with a total
        annualized base rent >= $785,000, (ii)
        Borrower's provision of new qualifying
        leases subject to economic occupancy of
        92% and (iii) there have not been any
        adverse changes.
  129   N/A                                                        N/A   N/A
  130   N/A                                                        N/A   N/A
  131   N/A                                                        N/A   N/A
  132   N/A                                                        N/A   N/A
  133   N/A                                                        N/A   N/A
  135   N/A                                                        N/A   N/A
  136   N/A                                                        N/A   N/A
  137   N/A                                                        N/A   N/A
  138   N/A                                                        N/A   N/A
  139   N/A                                                        N/A   N/A
  140   N/A                                                 $1,275,000   7/9/2007



140.1
140.2
  141   N/A                                                        N/A   N/A
  142   N/A                                                        N/A   N/A
  144   N/A                                                        N/A   N/A
  145   N/A                                                        N/A   N/A
  146   N/A                                                        N/A   N/A
  147   N/A                                                        N/A   N/A
  149   N/A                                                        N/A   N/A
  150   N/A                                                        N/A   N/A
  151   N/A                                                        N/A   N/A
  153   N/A                                                        N/A   N/A
  154   N/A                                                        N/A   N/A
  156   N/A                                                        N/A   N/A
  157   Release upon: (i) Tenant must be in                    $36,000   8/30/2007
        occupancy under a lease at the property
        containing tenant improvement expense
        <$2.00/sqft (ii) tenant must be open for
        business (iii) Tenant must be paying
        full base rent and (iv) no outstanding
        leasing commissions.
  158   N/A                                                        N/A   N/A
  159   N/A                                                        N/A   N/A
  160   N/A                                                        N/A   N/A
  161   N/A                                                        N/A   N/A
  162   N/A                                                        N/A   N/A
  163   N/A                                                        N/A   N/A
  164   N/A                                                        N/A   N/A
  165   N/A                                                        N/A   N/A
  166   N/A                                                        N/A   N/A
  167   N/A                                                        N/A   N/A
  169   N/A                                                        N/A   N/A
  170   N/A                                                        N/A   N/A
  172   N/A                                                        N/A   N/A
  173   Release upon: (i) UW NCF >= $266,981                       N/A   N/A
        (ii) ratio of NOI to Debt Service >= 120%
        (iii) No event of Default.
  174   N/A                                                        N/A   N/A
  175   N/A                                                        N/A   N/A


  177   N/A                                                        N/A   N/A
177.1
177.2
  178   N/A                                                        N/A   N/A
  180   N/A                                                        N/A   N/A
  181   N/A                                                        N/A   N/A
  182   Fish Market and Beauty Salon Earnout                  $200,000   7/27/2007
        Reserve released upon: (i) Aunty B's and
        Beauty Salon must be in occupancy,
        paying full base rent and (ii) No Event
        of Default.
  183   N/A                                                        N/A   N/A
  184   N/A                                                        N/A   N/A
  185   N/A                                                        N/A   N/A
  186   N/A                                                        N/A   N/A
  187   N/A                                                        N/A   N/A
  188   N/A                                                        N/A   N/A
  190   N/A                                                        N/A   N/A
  191   N/A                                                        N/A   N/A
  192   N/A                                                        N/A   N/A
  193   N/A                                                        N/A   N/A
  194   N/A                                                        N/A   N/A
  195   N/A                                                        N/A   N/A
  196   N/A                                                        N/A   N/A
  197   N/A                                                        N/A   N/A
  198   N/A                                                        N/A   N/A
  199   N/A                                                        N/A   N/A
  200   Release upon: (i) Property is subdivided,                  N/A   N/A
        (ii) LTV <= 80% and (iii) DSCR >= 1.15x.
  201   N/A                                                        N/A   N/A
  203   N/A                                                        N/A   N/A
  204   N/A                                                        N/A   N/A
  205   N/A                                                        N/A   N/A
  206   Release upon: (i) DSCR >= 1.25x,                      $145,000   12/13/2007
        (ii) economic vacancy <= 16.5%
        (iii) no adverse change in the
        rent roll and (iv) no Event of Default.
  207   Release upon: (i) base rent >= $282,663               $508,750   12/1/2007
        for three consecutive months, (ii)
        expenses <= $95,946 for three
        consecutive months, (iii) occupancy >=
        95%,(iv) DSCR >=1.20x and (v) no Event
        of Default.
  208   N/A                                                        N/A   N/A
  209   N/A                                                        N/A   N/A
  210   N/A                                                        N/A   N/A
  211   N/A                                                        N/A   N/A
  212   N/A                                                        N/A   N/A
  213   N/A                                                        N/A   N/A
  214   N/A                                                        N/A   N/A
  215   N/A                                                        N/A   N/A
  216   N/A                                                        N/A   N/A
  217   Release upon: (i) Full base rent of                    $40,000   4/9/2008
        $18.50 psf is being paid by The Coffee
        Place, (ii) Borrower has completed all
        tenant improvement work and (iii) no
        Event of Default has occurred.
  218   Release upon: (i) DSCR >= 1.20x, (ii)                 $332,500   12/19/2007
        base rent for the Property >= $200,932
        for three consecutive months and (iii)
        expenses <= $64,132 for three
        default.


  219   Release upon: (i) DSCR >= 1.20x,                      $275,000   4/16/2008
        (ii) occupancy >= 94.30%, (iii) base
        rent >= $236,582 for 6 consecutive
        months and (iv) expenses <= $83,882
        for 6 consecutive months.
  220   N/A                                                        N/A   N/A
  221   N/A                                                        N/A   N/A
  222   N/A                                                        N/A   N/A

  223   N/A                                                        N/A   N/A
  224   N/A                                                        N/A   N/A
  225   N/A                                                        N/A   N/A
  226   N/A                                                        N/A   N/A
  227   N/A                                                        N/A   N/A
  228   N/A                                                        N/A   N/A
  229   N/A                                                        N/A   N/A
  230   N/A                                                        N/A   N/A
  231   N/A                                                        N/A   N/A
  232   N/A                                                        N/A   N/A
  233   N/A                                                        N/A   N/A
  234   N/A                                                        N/A   N/A
  235   N/A                                                        N/A   N/A
  236   N/A                                                        N/A   N/A
  237   Release upon: (i) DSCR >= 1.20X,                       $75,000   3/30/2008
        (ii) occupancy >= 93% and
        (iii) no Event of Default.
  238   N/A                                                        N/A   N/A



#       Description                                Secondary Financing
-----   ----------------------------------------   -------------------
    1   N/A                                                        N/A
    2   N/A                                               $103,000,000


    3   N/A                                                        N/A

    4   N/A                                                        N/A
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   N/A                                                 $7,000,000
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   N/A                                                        N/A
    7   N/A                                                        N/A
    8   N/A                                                        N/A
    9   N/A                                                        N/A
   10   N/A                                                        N/A
   11   N/A                                                        N/A
   13   N/A                                                        N/A
   14   N/A                                                        N/A
   15   N/A                                                        N/A
   16   N/A                                                        N/A
   17   N/A                                                 $2,000,000
   18   N/A                                                        N/A
   19   N/A                                                        N/A
   20   N/A                                                        N/A
   21   N/A                                                        N/A
   23   N/A                                                        N/A
 23.1
 23.2
   24   N/A                                                 $3,500,000
   25   N/A                                                        N/A
   26   N/A                                                        N/A
   27   N/A                                                        N/A
   28   N/A                                                        N/A
   29   N/A                                                        N/A
   30   N/A                                                        N/A
   31   N/A                                                        N/A
   32   N/A                                                        N/A
   33   N/A                                                        N/A


   34   N/A                                                        N/A
   35   N/A                                                        N/A
   36   N/A                                                 $6,335,000





   37   N/A                                                        N/A
   38   N/A                                                        N/A
   39   N/A                                                        N/A
   40   N/A                                                        N/A
   41   N/A                                                        N/A
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   N/A                                                        N/A
 42.1
 42.2
   43   N/A                                                 $1,875,000
   44   N/A                                                        N/A
   46   N/A                                                        N/A
   47   N/A                                                        N/A
   48   N/A                                                        N/A
   49   N/A                                                        N/A
   50   N/A                                                        N/A
   51   N/A                                                        N/A
   52   Release upon: (i) DSCR > 1.25x and (ii)                    N/A
        Borrwer providing Lender with copies of
        Qualifying Leases covering 6,030 SF and
        (iii) no Event of Default.
   53   N/A                                                        N/A
   54   N/A                                                        N/A
   55   N/A                                                        N/A
   56   N/A                                                        N/A
   57   N/A                                                        N/A
   58   N/A                                                        N/A
   59   N/A                                                        N/A
 59.1
 59.2
 59.3
 59.4
   60   N/A                                                        N/A
   61   N/A                                                        N/A
   62   N/A                                                 $1,350,000
   63   N/A                                                        N/A
   64   N/A                                                        N/A
   65   N/A                                                        N/A

   66   N/A                                                        N/A

   67   N/A                                                        N/A
   68   N/A                                                        N/A
   71   N/A                                                        N/A
   72   N/A                                                        N/A
   73   N/A                                                        N/A
   76   N/A                                                        N/A
   77   N/A                                                        N/A
   78   N/A                                                   $250,000
   79   N/A                                                        N/A
   81   N/A                                                        N/A
   82   N/A                                                        N/A
   83   N/A                                                        N/A
   84   N/A                                                        N/A
   85   N/A                                                        N/A
   86   N/A                                                        N/A
   87   N/A                                                   $500,000
   88   N/A                                                        N/A
   89   N/A                                                        N/A
   91   N/A                                                        N/A


   92   N/A                                                        N/A
   93   N/A                                                        N/A
   94   N/A                                                        N/A
   95   N/A                                                        N/A
   96   N/A                                                        N/A
   97   N/A                                                        N/A
   98   N/A                                                        N/A
  100   N/A                                                        N/A
  101   N/A                                                        N/A



  102   N/A                                                        N/A
  103   N/A                                                        N/A
  104   N/A                                                        N/A
  106   N/A                                                        N/A
  107   N/A                                                        N/A
  109   N/A                                                        N/A

  110   N/A                                                        N/A
  111   N/A                                                        N/A
  112   N/A                                                        N/A

  114   N/A                                                        N/A
  115   N/A                                                        N/A
  116   N/A                                                        N/A
  117   N/A                                                        N/A
  118   N/A                                                        N/A
  119   N/A                                                        N/A
  121   N/A                                                        N/A
  122   N/A                                                        N/A
  123   Release upon: (i) Borrower shall enter                     N/A
        into a qualified lease with a total
        annualized base rent >= $785,000, (ii)
        Borrower's provision of new qualifying
        leases subject to economic occupancy of
        92% and (iii) there have not been any
        adverse changes.
  127   N/A                                                        N/A
  128   Release upon: (i) Borrower's leasing of                    N/A
        a space of at least 2,000 SF for a
        minimum term of five years, and a
        minimum rent of $35 psf and (ii) no
        Event of Default


  129   N/A                                                        N/A
  130   N/A                                                        N/A
  131   N/A                                                        N/A
  132   N/A                                                        N/A
  133   N/A                                                        N/A
  135   N/A                                                        N/A
  136   N/A                                                        N/A
  137   N/A                                                        N/A
  138   N/A                                                   $290,000
  139   N/A                                                        N/A
  140   Release upon: (i) DSCR >= 1.20x and (ii)                   N/A
        occupancy >= 95% for three consecutive
        months immediately preceding the
        disbursement date.
140.1
140.2
  141   N/A                                                        N/A
  142   N/A                                                        N/A
  144   N/A                                                        N/A
  145   N/A                                                        N/A
  146   N/A                                                        N/A
  147   N/A                                                        N/A
  149   N/A                                                        N/A
  150   N/A                                                        N/A
  151   N/A                                                        N/A
  153   N/A                                                        N/A
  154   N/A                                                        N/A
  156   N/A                                                        N/A
  157   Release upon: (i) Tenant must be in                        N/A
        occupancy under a lease at the property
        containing tenant improvement expense
        <$2.00/sqft (ii) tenant must be open for
        business (iii) Tenant must be paying
        full base rent and (iv) no outstanding
        leasing commissions.
  158   N/A                                                        N/A
  159   N/A                                                        N/A
  160   N/A                                                        N/A
  161   N/A                                                        N/A
  162   N/A                                                        N/A
  163   N/A                                                        N/A
  164   N/A                                                        N/A
  165   N/A                                                        N/A
  166   N/A                                                        N/A
  167   N/A                                                        N/A
  169   N/A                                                        N/A
  170   N/A                                                        N/A
  172   N/A                                                        N/A
  173   N/A                                                        N/A


  174   N/A                                                        N/A
  175   N/A                                                        N/A


  177   N/A                                                        N/A
177.1
177.2
  178   N/A                                                        N/A
  180   N/A                                                        N/A
  181   N/A                                                        N/A
  182   Fish Market and Beauty Salon Earnout                       N/A
        Reserve released upon: (i) Aunty B's and
        Beauty Salon must be in occupancy,
        paying full base rent and (ii) No Event
        of Default.
  183   N/A                                                        N/A
  184   N/A                                                        N/A
  185   N/A                                                        N/A
  186   N/A                                                        N/A
  187   N/A                                                        N/A
  188   N/A                                                        N/A
  190   N/A                                                        N/A
  191   N/A                                                        N/A
  192   N/A                                                        N/A
  193   N/A                                                        N/A
  194   N/A                                                        N/A
  195   N/A                                                        N/A
  196   N/A                                                        N/A
  197   N/A                                                        N/A
  198   N/A                                                        N/A
  199   N/A                                                        N/A
  200   N/A                                                        N/A

  201   N/A                                                   $495,000
  203   N/A                                                        N/A
  204   N/A                                                        N/A
  205   N/A                                                        N/A
  206   Release upon: (i) DSCR >= 1.25x, (ii)                      N/A
        economic vacancy <= 16.5% (iii) no
        adverse change in the rent roll and (iv)
        no Event of Default.
  207   Release upon: (i) base rent >= $282,663                    N/A
        for three consecutive months, (ii)
        expenses <= $95,946 for three
        consecutive months, (iii) occupancy >=
        95%,(iv) DSCR >=1.20x and (v) no Event
        of Default.
  208   N/A                                                        N/A
  209   N/A                                                        N/A
  210   N/A                                                        N/A
  211   N/A                                                        N/A
  212   N/A                                                        N/A
  213   N/A                                                        N/A
  214   N/A                                                        N/A
  215   N/A                                                        N/A
  216   N/A                                                        N/A
  217   Release upon: (i) Full base rent of                        N/A
        $18.50 psf is being paid by The Coffee
        Place, (ii) Borrower has completed all
        tenant improvement work and (iii) no
        Event of Default has occurred.
  218   Release upon: (i) DSCR >= 1.20x, (ii)                      N/A
        base rent for the Property >= $200,932
        for three consecutive months and (iii)
        expenses <= $64,132 for three
        consecutive months and (iv) no event of
        default.

  219   Release upon: (i) DSCR >= 1.20x, (ii)                      N/A
        occupancy >= 94.30%, (iii) base rent >=
        $236,582 for 6 consecutive months and
        (iv) expenses <= $83,882 for 6
        consecutive months.
  220   N/A                                                        N/A
  221   N/A                                                        N/A
  222   N/A                                                        N/A

  223   N/A                                                        N/A
  224   N/A                                                        N/A
  225   N/A                                                        N/A
  226   N/A                                                        N/A
  227   N/A                                                        N/A
  228   N/A                                                        N/A
  229   N/A                                                        N/A
  230   N/A                                                        N/A
  231   N/A                                                        N/A
  232   N/A                                                        N/A
  233   N/A                                                        N/A
  234   N/A                                                        N/A
  235   N/A                                                        N/A
  236   N/A                                                        N/A
  237   Release upon: (i) DSCR >= 1.20X, (ii)                      N/A
        occupancy >= 93% and (iii) no Event of
        Default.
  238   N/A                                                        N/A



#       Secured Secondary Financing                         Lock Box    Reserve
-----   -------------------------------------------------   ---------   ----------
    1   N/A                                                 Hard                $0
    2   Mezzanine Debt                                      Springing           $0


    3   N/A                                                 Hard                $0

    4   N/A                                                 Hard                $0
  4.1
  4.2
  4.3
  4.4
  4.5
  4.6
  4.7
    5   Mezzanine Debt                                      Springing           $0
  5.1
  5.2
  5.3
  5.4
  5.5
  5.6
  5.7
  5.8
  5.9
 5.10
 5.11
 5.12
 5.13
 5.14
 5.15
    6   N/A                                                 Springing           $0
    7   N/A                                                 Springing           $0
    8   N/A                                                 Hard                $0
    9   N/A                                                 Hard                $0
   10   N/A                                                 Hard                $0
   11   N/A                                                 Springing           $0
   13   N/A                                                 N/A                 $0
   14   N/A                                                 Hard                $0
   15   N/A                                                 Springing           $0
   16   N/A                                                 N/A                 $0
   17   Secured Note - CBA-Mezzanine Capital Finance, LLC   Hard        $3,450,000
   18   N/A                                                 Hard                $0
   19   N/A                                                 Hard                $0
   20   N/A                                                 Springing           $0
   21   N/A                                                 Springing           $0
   23   N/A                                                 Springing           $0
 23.1
 23.2
   24   Mezzanine Debt                                      Hard                $0
   25   N/A                                                 N/A                 $0
   26   N/A                                                 Springing           $0
   27   N/A                                                 N/A                 $0
   28   N/A                                                 N/A                 $0
   29   N/A                                                 Springing           $0
   30   N/A                                                 Springing           $0
   31   N/A                                                 N/A                 $0
   32   N/A                                                 Springing           $0
   33   N/A                                                 N/A                 $0


   34   N/A                                                 Springing           $0
   35   N/A                                                 Springing           $0
   36   Mezzanine Debt: (i) $4,500,000 mezzanine            Hard                $0
        loan with a maturity date of 4/11/2012
        and an interest rate of 9.52% and (ii)
        $1,835,000 mezzanine loan with a
        maturity date of 4/11/2012 and an
        interest rate of LIBOR plus 9.75%.
   37   N/A                                                 N/A                 $0
   38   N/A                                                 N/A                 $0
   39   N/A                                                 Springing           $0
   40   N/A                                                 Springing           $0
   41   N/A                                                 Springing           $0
 41.1
 41.2
 41.3
 41.4
 41.5
 41.6
 41.7
 41.8
 41.9
41.10
41.11
41.12
   42   N/A                                                 Springing           $0
 42.1
 42.2
   43   Mezzanine Debt                                      Hard                $0
   44   N/A                                                 Springing           $0
   46   N/A                                                 N/A                 $0
   47   N/A                                                 Springing           $0
   48   N/A                                                 Springing           $0
   49   N/A                                                 N/A                 $0
   50   N/A                                                 N/A           $600,000
   51   N/A                                                 N/A                 $0
   52   N/A                                                 N/A                 $0



   53   N/A                                                 N/A                 $0
   54   N/A                                                 N/A                 $0
   55   N/A                                                 N/A                 $0
   56   N/A                                                 N/A                 $0
   57   N/A                                                 N/A           $800,000
   58   N/A                                                 Springing           $0
   59   N/A                                                 N/A                 $0
 59.1
 59.2
 59.3
 59.4
   60   N/A                                                 Springing           $0
   61   N/A                                                 N/A                 $0
   62   Mezzanine Debt                                      Hard                $0
   63   N/A                                                 N/A                 $0
   64   N/A                                                 N/A                 $0
   65   N/A                                                 N/A                 $0

   66   N/A                                                 N/A                 $0

   67   N/A                                                 Springing           $0
   68   N/A                                                 Springing           $0
   71   N/A                                                 Springing           $0
   72   N/A                                                 Springing           $0
   73   N/A                                                 Springing           $0
   76   N/A                                                 N/A                 $0
   77   N/A                                                 Springing           $0
   78   Mezzanine Debt                                      N/A                 $0
   79   N/A                                                 Springing           $0
   81   N/A                                                 Springing           $0
   82   N/A                                                 N/A                 $0
   83   N/A                                                 N/A                 $0
   84   N/A                                                 Springing           $0
   85   N/A                                                 N/A                 $0
   86   N/A                                                 N/A                 $0
   87   Secured Note - CBA-Mezzanine Capital Finance, LLC   N/A                 $0
   88   N/A                                                 Springing           $0
   89   N/A                                                 N/A                 $0
   91   N/A                                                 N/A                 $0


   92   N/A                                                 N/A                 $0
   93   N/A                                                 N/A                 $0
   94   N/A                                                 Hard                $0
   95   N/A                                                 Springing           $0
   96   N/A                                                 N/A                 $0
   97   N/A                                                 N/A                 $0
   98   N/A                                                 N/A                 $0
  100   N/A                                                 N/A                 $0
  101   N/A                                                 N/A                 $0



  102   N/A                                                 N/A                 $0
  103   N/A                                                 N/A                 $0
  104   N/A                                                 N/A                 $0
  106   N/A                                                 N/A                 $0
  107   N/A                                                 N/A                 $0
  109   N/A                                                 N/A                 $0

  110   N/A                                                 Springing           $0
  111   N/A                                                 N/A                 $0
  112   N/A                                                 N/A                 $0

  114   N/A                                                 Springing           $0
  115   N/A                                                 N/A                 $0
  116   N/A                                                 N/A                 $0
  117   N/A                                                 N/A                 $0
  118   N/A                                                 Springing           $0
  119   N/A                                                 N/A                 $0
  121   N/A                                                 N/A                 $0
  122   N/A                                                 N/A                 $0
  123   N/A                                                 N/A                 $0






  127   N/A                                                 N/A                 $0
  128   N/A                                                 N/A                 $0






  129   N/A                                                 N/A                 $0
  130   N/A                                                 Springing           $0
  131   N/A                                                 N/A                 $0
  132   N/A                                                 N/A                 $0
  133   N/A                                                 Springing           $0
  135   N/A                                                 N/A                 $0
  136   N/A                                                 N/A                 $0
  137   N/A                                                 N/A                 $0
  138   Secured Note - CBA-Mezzanine Capital Finance, LLC   Hard                $0
  139   N/A                                                 N/A                 $0
  140   N/A                                                 N/A                 $0



140.1
140.2
  141   N/A                                                 N/A                 $0
  142   N/A                                                 N/A                 $0
  144   N/A                                                 N/A                 $0
  145   N/A                                                 N/A                 $0
  146   N/A                                                 N/A                 $0
  147   N/A                                                 Springing           $0
  149   N/A                                                 Springing           $0
  150   N/A                                                 N/A                 $0
  151   N/A                                                 N/A                 $0
  153   N/A                                                 N/A                 $0
  154   N/A                                                 N/A                 $0
  156   N/A                                                 N/A                 $0
  157   N/A                                                 N/A                 $0






  158   N/A                                                 Springing           $0
  159   N/A                                                 Hard                $0
  160   N/A                                                 N/A            $70,000
  161   N/A                                                 N/A                 $0
  162   N/A                                                 N/A                 $0
  163   N/A                                                 N/A                 $0
  164   N/A                                                 N/A                 $0
  165   N/A                                                 N/A                 $0
  166   N/A                                                 N/A                 $0
  167   N/A                                                 N/A                 $0
  169   N/A                                                 N/A                 $0
  170   N/A                                                 N/A            $41,202
  172   N/A                                                 N/A                 $0
  173   N/A                                                 N/A                 $0


  174   N/A                                                 N/A                 $0
  175   N/A                                                 N/A                 $0


  177   N/A                                                 N/A                 $0
177.1
177.2
  178   N/A                                                 N/A                 $0
  180   N/A                                                 N/A                 $0
  181   N/A                                                 N/A                 $0
  182   N/A                                                 N/A                 $0




  183   N/A                                                 N/A                 $0
  184   N/A                                                 N/A                 $0
  185   N/A                                                 N/A                 $0
  186   N/A                                                 N/A                 $0
  187   N/A                                                 N/A                 $0
  188   N/A                                                 N/A                 $0
  190   N/A                                                 N/A                 $0
  191   N/A                                                 N/A                 $0
  192   N/A                                                 Hard                $0
  193   N/A                                                 N/A                 $0
  194   N/A                                                 N/A                 $0
  195   N/A                                                 N/A                 $0
  196   N/A                                                 N/A                 $0
  197   N/A                                                 N/A                 $0
  198   N/A                                                 N/A                 $0
  199   N/A                                                 N/A                 $0
  200   N/A                                                 Springing           $0

  201   Secured Subordinate Debt                            N/A                 $0
  203   N/A                                                 N/A                 $0
  204   N/A                                                 N/A                 $0
  205   N/A                                                 N/A                 $0
  206   N/A                                                 N/A                 $0



  207   N/A                                                 N/A                 $0





  208   N/A                                                 N/A                 $0
  209   N/A                                                 N/A                 $0
  210   N/A                                                 Hard                $0
  211   N/A                                                 N/A                 $0
  212   N/A                                                 N/A                 $0
  213   N/A                                                 N/A                 $0
  214   N/A                                                 N/A                 $0
  215   N/A                                                 N/A                 $0
  216   N/A                                                 N/A                 $0
  217   N/A                                                 N/A                 $0




  218   N/A                                                 N/A                 $0






  219   N/A                                                 N/A                 $0




  220   N/A                                                 N/A                 $0
  221   N/A                                                 N/A                 $0
  222   N/A                                                 N/A                 $0

  223   N/A                                                 N/A                 $0
  224   N/A                                                 N/A                 $0
  225   N/A                                                 N/A                 $0
  226   N/A                                                 N/A                 $0
  227   N/A                                                 N/A                 $0
  228   N/A                                                 N/A                 $0
  229   N/A                                                 N/A                 $0
  230   N/A                                                 N/A                 $0
  231   N/A                                                 N/A                 $0
  232   N/A                                                 N/A                 $0
  233   N/A                                                 N/A                 $0
  234   N/A                                                 N/A                 $0
  235   N/A                                                 N/A                 $0
  236   N/A                                                 N/A                 $0
  237   N/A                                                 N/A                 $0


  238   N/A                                                 N/A                 $0

(A) The Underlying Mortgage Loans secured by Goodman Multifamily Portfolio and Goodman Industrial Portfolio are cross-collateralized and cross-defaulted.

(1)   Assumes a Cut-off Date in June 2007.

(2) At maturity with respect to Balloon Loans, or at the ARD in the case of ARD Loans, there can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(3) For hotel properties, the occupancy presented above is the occupancy concluded by the respective loan seller at underwriting based on historical performance and future outlook.

      For further description of the underwriting criteria, please see "Description of Sponsors" in the accompanying prospectus supplement.

(4) In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(5) U/W NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(6) U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(7)   Does not include springing reserves.

(8) For mortgage loans classified as interest only, the monthly payments represent the average of one full year of interest payments. For mortgage loans with an initial interest only term, the monthly payments represent the principal and interest payments due after the initial interest only term.

(9) At maturity with respect to Balloon Loans or at the anticipated repayment date in the case of ARD Loans.

(10)  Anticipated Repayment Date

(11)  Prepayment Provision as of Origination:

      Lock/(x) = Lockout or Defeasance for (x) payments

      YMA/(y) = Greater of Yield Maintenance Premium and A% Prepayment for
                (y) payments

      0.0%/(x) = Prepayable at par for (x) payments

(12) With respect to the Main Plaza mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of the REMIC Trust.

(13) Westwood Complex consists of 6 properties, including an anchored retail shopping center with two out parcels, a 4-story office building, a 15-story multifamily, an assisted living facility, a bowling alley, and a ground leased parcel improved with a 258-unit multifamily building.

(14) With respect to the Westwood Complex mortgage loan, up to 50% of the loan may be prepaid with the yield maintenance option before the permitted release date (April 11, 2010). If the permitted release date has occurred prior to the defeasance lockout date (two years from the "startup day" of the REMIC Trust), the remaining 50% may be prepaid with the yield maintenance option; otherwise the remaining balance can only be defeased.

(15) With respect to the TRT Industrial Portfolio mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of REMIC Trust.

(16) With respect to the Koger Center Office Park Portfolio loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of the REMIC Trust.

(17) An FF&E reserve has been established by the master tenant and is held by the property manager. In the event that the operating lease or management agreement is ever terminated and a replacement thereof does not require deposits of 4% of the prior year's gross revenues into an FF&E reserve or such FF&E reserve, borrower shall establish an FF&E reserve with lender, depositing 4% of the prior year's gross revenue into such reserve.

(18) With respect to the Courtyard San Diego Downtown loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is earlier of (i) two years from the "start up day" of the REMIC Trust.

(19) The Cornhusker Marriott and Office Total Loan is evidenced by a $26,500,000 mortgage loan, which will be an asset of the issuing entity and a $3,500,000 subordinate mezzanine loan. The amortization on the Cornhusker Marriott and Office Mortgage Loan is based on the interest rate on the Cornhusker Marriott and Office Total Loan, or 6.55%. The principal portion of the monthly payment is allocated pro rata between the mortgage loan and the mezzanine loan.

(20) With respect to the Quince Diamond Executive Center loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the third anniversary of the closing of the "startup day" of the REMIC Trust.

(21) With respect to the Lassiter Shopping Center loan, the borrower has the right to obtain a release of a certain portion of the mortgage real property known as the "Harris Teeter Space" upon payment of an amount equal to the sum of (i) 110% of an amount which, when applied to reduce the outstanding loan balance, will result in the remaining property achieving a DSCR greater or equal to 1.20x and an LTV less than or equal to 80% and (ii) a yield maintenance premium. For modeling purposes, we assume the release amount to be $3,773,000 before the yield maintenance premium.

(22) The underlying mortgage loan is structured with an earnout/holdback or stabilization reserve. The Cut-Off LTV and Maturity LTV for the loan is shown net of its reserve.

(23) The first actual payment is 8/11/2007. The First Payment Date, Original Term to Maturity, Prepayment Provision as of Origination and Original Lockout Period (Months) were adjusted to include an additional one month interest-only payment that the Trust will receive in July 2007.

(24) The Doubletree Charlottesville Total Loan is evidence by a $15,000,000 mortgage loan, which will be an asset of the issuing entity and a $1,875,000 subordinate mezzanine loan. The amortization on the Doubletree Charlottesville Mortgage Loan is based on the interest rate on the Doubletree Charlottesville Total Loan, or 6.90%. The principal portion of the monthly payment is allocated pro rata between the mortgage loan and the mezzanine loan.

(25) With respect to the Carneros Commons mortgage loan, in addition to the defeasance option, at the earlier of (i) the 3rd anniversary of the closing and (ii) 2nd anniversary of the date of the "startup date" of the REMIC, Trustor may request a one time release of a portion of the property including (a) 110% of the loan amount allocated to such portion of the property (which shall be determined by an appraisal of the Release Property and the remaining Property at the time of the release), (b) payment of the Required Yield Maintenance and (c) the remaining property shall have a minimum DSCR of 1.20x and maximum LTV of 80%. For modeling purposes, we assumed that the larger parcel will be released and the release amount is $7,121,000.

(26)  The Avalon Park Town Center Phase I also includes 51 multifamily units.

(27) The Riverview Corporate Center Total Loan is evidence by a $10,800,000 mortgage loan, which will be an asset of the issuing entity and a $1,350,000 subordinate mezzanine loan. The amortization on the Riverview Corporate Center Mortgage Loan is based on the interest rate on the Riverview Corporate Center Total Loan, or 6.6950%. The principal portion of the monthly payment is allocated prorata between the mortgage loan and the mezzanine loan.

(28) Borrower shall not have the right to defease unless concurrently defeasing or prepaying the B-note

(29) With respect to the 89th Avenue Apartments mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of the REMIC Trust.

(30) With respect to the Executive Hills mortgage loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the date which is two years from the "startup day" of the REMIC Trust.

(31) The collateral for Kohl's Lake Brandon is a ground lease. The square footage represents the actual square footage of the improvements.

(32) The collateral for Wal Mart Monona is a ground lease. The square footage represents the actual square footage of the improvements.

(33) With respect to the Pomona Apartments portfolio, the borrower has the right to obtain a release of a certain portion of the mortgage real properties known as the "San Francisco Property" upon (i) the payment of $1,837,000 and (ii) and the remaining property achieving (a) DSCR greater or equal to 1.30x and (b) a LTV less than or equal to 75%.

(34) With respect to the Haddon Hall Apartments loan, in addition to the yield maintenance option, the loan has the option to be prepaid by defeasance at any time after the third anniversary of the closing of the "startup day" of the REMIC Trust.

                                                                    SCHEDULE III

                   MORTGAGE LOANS CONSTITUTING MORTGAGE GROUPS

1.    Goodman Multifamily Portfolio and
      Goodman Industrial Portfolio

                                                                     SCHEDULE IV

                         MORTGAGE LOANS WITH LOST NOTES

                                     [None]

                                                                      SCHEDULE V

                             EXCEPTIONS TO SELLER'S
                         REPRESENTATIONS AND WARRANTIES

            Reference is made to the Representations and Warranties set forth in Exhibit A attached hereto corresponding to the paragraph numbers set forth below:

            Exception to representation (xiii)

            Cornhusker Marriott and Office - The Mortgaged Property is subject to a Redevelopment Project - Phase Two Agreement with the City of Lincoln, dated as of June 22, 1993, by which borrower's predecessor agreed to convey back to the City certain property (which was simultaneously ground leased back to borrower's predecessor) and the City agreed to construct a conference center thereon and an adjacent parking garage. The terms are (i) the agreement incorporates by reference the terms of the Phase One Agreements, (ii) in connection with the City's issuance of bonds to pay for its construction obligations, the borrower agreed to (A) pay the City for the taxes it will lose by virtue of the City's ownership of the property conveyed back to it, (B) not protest the new, higher tax base of the property, (C) not convey to a tax-exempt entity, and (D) guaranty debt services on the bonds to the extent not covered by taxes (but would get a credit against ground rent), and (iii) the borrower agreed to contribute $50,000 per year for years 6-25 after the completion of the conference center.

            Exception to representation (xxxi)(C)

            Southfield Parkway (TRT Industrial Portfolio) - The borrower's ground lease with the Development Authority of Clayton County, a State of Georgia governmental entity, expires on December 30, 2017, with no renewal terms. However, the borrower has the right to purchase the fee interest in the property for $1.00 at the end of the ground lease term.

            Exception to representation (xxxi)(E)

            Southfield Parkway (TRT Industrial Portfolio) - The ground lessor consented to and acknowledged the assignment to lender pursuant to the Estoppel Certificate and Consent delivered at closing.

            Exception to representation (xxxi)(H)

            Cornhusker Marriott and Office - The lender has ninety (90) days after the expiration of the lessee's cure period (i) to cure monetary defaults, and (ii) if the default is non-monetary, to take steps to commence foreclosure proceedings.

            Exception to representation (xxxii)

            Cornhusker Marriott and Office - The borrower was obligated to use commercially reasonable efforts to acquire the fee interest in the ground lease within 120 days after the Closing Date and is currently negotiating with the city to purchase the fee interest in the ground lease.

            Exception to representation (xxxvi)

            Southfield Parkway (TRT Industrial Portfolio) - Development Authority of Clayton County ("DACC"), a State of Georgia governmental entity, is the fee owner of the Southfield Parkway property. The fee mortgage is subordinate to the lender's mortgage pursuant to an Intercreditor, Subordination and Standstill Agreement, dated as of the closing date, among DACC, The Bank of New York Trust Company, N.A., DCT Southfield Holdings LLC, DCT Southfield LLC and Column Financial, Inc.

            Exception to representation (xxxvii)

            North Point Village - The borrower will not make any loans or advances to any third party (including any member, manager, general partner, principal or affiliate of the borrower, or any guarantor), except for an unsecured loan to W.B. Wiggins, Jr., provided that (i) borrower shall enter into a standstill agreement with lender which provides that no action will be taken by the borrower to collect the debt while the Mortgage Loan is outstanding, and
(ii) the note evidencing the unsecured loan shall provide that the unsecured loan is deemed satisfied (i.e., forgiven to the extent of any outstanding balance) immediately upon any acceleration of the Mortgage Loan.

            Cornhusker Marriott and Office - The borrower is also permitted to acquire and own the fee interest in the ground lease.

            Exception to representation (xl)

            Palmer Crossing - The Mortgaged Property is part, but not all of a tax lot. A separate tax lot application has been made. The entire tax lot's assessments are taken into account in calculating the impound account deposits.

            Exception to representation (xliv)

            Westwood Complex - Richard D. Cohen, the guarantor, the borrower entities and other affiliates, were defendants to a lawsuit brought by National Electric Union pension fund, a joint venture partner with a Cohen-related entity as ground lessee on the Park Bethesda property. The lawsuit alleges, among other things, that defendants breached their fiduciary obligations to plaintiff in acquiring the fee interest in the project without including the plaintiff. The trial court ruled in favor of the defendants on all claims, but an appeal is pending. The title insurance policy for the lender affirmatively insures the priority of the mortgage lien over any judgment lien arising from this litigation, as well as any defense costs the lender may incur. In addition, Richard Cohen, in his carve-out guaranty, agrees to hold the lender harmless from any loss or damages arising from this litigation

            Rosemont Casa Del Norte - The mortgage loan documents provide that upon an indictment of Brian Potashnik (the "Principal") (a "Proceedings Trigger Event"), (1) Hayden 05 II Development, Inc., a Texas corporation, shall immediately convert its equity interests as a general partner of the borrower to equity interests as a limited partner of the borrower and shall immediately relinquish all general partner authority to act on behalf of the borrower and
(2) all general partner authority to act on behalf of the borrower shall immediately be transferred to Hayden 05 III Development, Inc., an existing Texas corporation and general partner of the borrower as of the closing date. The borrower represents and warrants that its organizational documents and those of Hayden 05 II Development, Inc. and Hayden 05 III Development, Inc. each provide for the transfer of general partner authority and conversion of the ownership interests of Hayden 05 II Development, Inc. as described in the immediately foregoing sentence. Upon the occurrence of a Proceedings Trigger Event, the borrower is required to deliver to lender, within ten (10) business days after the occurrence of such Proceedings Trigger Event (1) a guaranty agreement ( the "Additional Guaranty") executed by Paul D. Cohen ("Additional Guarantor") in similar form and scope as that certain Guaranty Agreement, dated as of the closing date, given by Principal in favor of the lender (the "Initial Guaranty"), which Additional Guaranty shall indemnify lender for the matters set forth in the Initial Guaranty, but only as with respect to acts occurring from and after the date on which the Proceedings Trigger Event occurs and (2) an environmental indemnity agreement (the "Additional Environmental Indemnity") executed by Additional Guarantor in similar form and scope as that certain Environmental Indemnity Agreement, dated as of the closing date, given by Principal and the borrower, jointly and severally, in favor of the lender (the "Initial Environmental Indemnity"), which Additional Environmental Indemnity shall indemnify lender for the matters set forth in the Initial Environmental Indemnity, but only as with respect to acts occurring from and after the date on which the Proceedings Trigger Event occurs. Delivery of the Additional Guaranty and the Additional Environmental Indemnity shall not release the Principal from liability under the initial Guaranty and the Initial Environmental Guaranty. Upon delivery to the lender of the Additional Guaranty and the Additional Environmental Indemnity, all references to the "Guarantor" in the mortgage loan documents shall be deemed to refer to Principal and Additional Guarantor.

            Exception to representation (xlix)

            Doubletree Hotel Charlottesville - If the net proceeds and the costs of completing the Restoration are, in each case, less than $1,000,000, the net proceeds will be disbursed by lender to borrower upon receipt (rather than as the restoration progresses), provided that certain conditions set forth in the loan agreement are met. The excess, if any, of the net proceeds after the restoration has been completed in accordance with the loan agreement shall be remitted to borrower (rather than applied to pay down the debt), provided no event of default shall have occurred and be continuing.

                                                                       EXHIBIT A

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                          REGARDING THE MORTGAGE LOANS

            Except as disclosed in the Exception Report to this Agreement:

            (i) Immediately prior to the sale, transfer and assignment to the Depositor, no Note or Mortgage was subject to any assignment (other than assignments which show a complete chain of assignment to the Seller), participation or pledge, and the Seller had good and marketable title to, and was the sole owner of, the related Mortgage Loan;

            (ii) Each Mortgage Loan was either:

            (A) originated by a savings and loan association, savings bank, commercial bank, credit union, or insurance company, which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act (any of the foregoing, including Seller, a "Qualified Originator"); or

            (B) if originated by a person which is not a Qualified Originator (any such person, a "Non-Qualified Originator"), then:

            1. such Mortgage Loan was underwritten in accordance with standards established by a Qualified Originator, using application forms and related credit documents approved by the Qualified Originator;

            2. the Qualified Originator approved each application and related credit documents before a commitment by the Non-Qualified Originator was issued, and no such commitment was issued until the Qualified Originator agreed to fund such Mortgage Loan;

            3. the Mortgage Loan was originated by the Non-Qualified Originator pursuant to an ongoing, standing relationship with the Qualified Originator; and

            4. the closing documents for the Mortgage Loan were prepared on forms approved by the Qualified Originator, and, pursuant to the Non-Qualified Originator's ongoing, standing relationship with the Qualified Originator, either:

                  (x) such closing documents reflect the Qualified Originator as the original mortgagee, and such Mortgage Loan was actually funded by the Qualified Originator at the closing thereof;

                  (y) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Non-Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator; or

                  (z) such closing documents reflect the Non-Qualified Originator as the original mortgagee, but include assignment documents executed by the Non-Qualified Originator in favor of the Qualified Originator at the time of the closing of the Mortgage Loan, reflecting the Qualified Originator as the successor and assign to the Non-Qualified Originator, and the Mortgage Loan was funded initially by the Qualified Originator at the closing thereof and then acquired by the Qualified Originator from such Non-Qualified Originator.

            (iii) The Seller has full right and authority to sell, assign and transfer such Mortgage Loan and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan;

            (iv) The Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, except for interests in servicing rights created or granted under the Pooling and Servicing Agreement, subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection herewith;

            (v) As of origination, to Seller's knowledge, based on the related Borrower's representations and covenants in the related Mortgage Loan Documents, the Borrower, lessee and/or operator was in possession of all licenses, permits, and authorizations then required for use of the Mortgaged Property which were valid and in full force and effect as of the origination date;

            (vi) Each related Note, Mortgage, Assignment of Leases (if any) and other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan is the legal, valid and binding obligation of such signatory, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and there is no valid offset, defense, counterclaim, or right of rescission available to the related Borrower with respect to such Note, Mortgage, Assignment of Leases and other agreements, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (vii) Each related Assignment of Leases creates a valid first priority collateral assignment of, or a valid first priority lien or security interest in, certain rights under the related lease or leases, subject only to a license granted to the related Borrower to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); no person other than the related Borrower owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender's interest therein;

            (viii) Each related assignment of Mortgage from the Seller to the Depositor and related assignment of the Assignment of Leases, if any, or assignment of any other agreement executed by or for the benefit of the related Borrower, any guarantor or their successors or assigns in connection with such Mortgage Loan from the Seller to the Depositor constitutes the legal, valid and binding assignment from the Seller to the Depositor, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (ix) Since origination (A) except as set forth in the related mortgage file, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded and (B) each related Mortgaged Property has not been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage;

            (x) Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property (subject to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except that, in the case of the CBA A Note Mortgage Loans, the related Mortgage encumbering the related Mortgaged Property also secures one or more other mortgage loans; and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender's title insurance policy (as described below). A UCC Financing Statement has been filed and/or recorded (or sent for filing or recording) in all places necessary to perfect a valid security interest in the personal property necessary to operate the Mortgaged Property; any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

            (xi) The Seller has not taken any action that would cause the representations and warranties made by the related Borrower in the related Mortgage Loan Documents not to be true;

            (xii) The Seller has no knowledge that the material representations and warranties made by the related Borrower in the related Mortgage Loan Documents are not true in any material respect;

            (xiii) The lien of each related Mortgage is a first priority lien on the fee and/or leasehold interest of the related Borrower in the principal amount of such Mortgage Loan or allocated loan amount of the portions of the Mortgaged Property covered thereby (as set forth in the related Mortgage) after all advances of principal and is insured by an ALTA lender's title insurance policy, or its equivalent as adopted in the applicable jurisdiction, provided that if such policy is yet to be issued, such insurance may be evidenced by a "marked-up" commitment for title insurance, a pro forma or specimen title insurance policy or signed escrow instructions, which in any case are binding on the subject title insurer, insuring the Seller and its successors and assigns as to such lien, subject only to (A) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (C) the exceptions (general and specific) and exclusions set forth in such policy, none of which, individually or in the aggregate, materially interferes with the current general use of the Mortgaged Property or materially interferes with the security intended to be provided by such Mortgage or with the related Borrower's ability to pay its obligations when they become due or the value of the Mortgaged Property, (D) the rights of tenants, as tenants only, under leases, including subleases, pertaining to the related Mortgaged Property, (E) if the related Mortgage Loan is cross-collateralized with any other Mortgage Loan in the trust fund, the lien of the Mortgage for that other Mortgage Loan, (F) if the related Mortgage Loan is a CBA A-Note Mortgage Loan, the portion of the lien of the related Mortgage that secures the related Companion Loan and (G) if the related Mortgaged Property is a unit in a condominium, the related condominium declaration (items (A), (B), (C), (D), (E), (F) and (G), collectively "Permitted Encumbrances"), and with respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the value of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; the premium for such policy was paid in full; such policy (or if it is yet to be issued, the coverage to be afforded thereby) is issued by a title insurance company licensed to issue policies in the state in which the related Mortgaged Property is located (unless such state is Iowa) and is assignable (with the related Mortgage Loan) to the Depositor and the Trustee without the consent of or any notification to the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Seller has not undertaken any action or omitted to take any action, and has no knowledge of any such act or omission, which would impair or diminish the coverage of such policy;

            (xiv) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and no future advances have been made which are not reflected in the related mortgage file;

            (xv) Except as set forth in a property inspection report or engineering report prepared in connection with the origination of the Mortgage Loan, as of the later of the date of origination of such Mortgage Loan or the most recent inspection of the related Mortgaged Property by the Seller, as applicable, and to the knowledge of Seller as of the date hereof, each related Mortgaged Property is free of any material damage that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan (normal wear and tear excepted) or reserves or a letter of credit have been established to cover the costs to remediate such damage or the reasonable estimation of the costs to remediate such damage was no more than $50,000, and, as of the closing date for each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, there is no proceeding pending for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or value of the Mortgaged Property;

            (xvi) The Seller has inspected or caused to be inspected each related Mortgaged Property within the past twelve months, or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within three months of origination of the Mortgage Loan;

            (xvii) No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature other than the ARD Loans which may have negative amortization from and after the Anticipated Repayment Date;

            (xviii) Each Mortgage Loan is a whole loan and contains no equity participation by Seller;

            (xix) The Mortgage Rate (exclusive of any default interest, late charges, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. Except to the extent any noncompliance did not materially and adversely affect the value of the related Mortgaged Property, the security provided by the Mortgage or the related Borrower's operations at the related Mortgaged Property, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to such Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

            (xx) Neither the Seller nor to the Seller's knowledge, any originator, committed any fraudulent acts during the origination process of any Mortgage Loan, and no other person has been granted or conveyed the right to service the Mortgage Loans or receive any consideration in connection therewith, except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and/or servicing rights purchase agreements being executed and delivered in connection therewith;

            (xxi) All taxes and governmental assessments that became due and owing prior to the date hereof with respect to each related Mortgaged Property and that are or may become a lien of priority equal to or higher than the lien of the related Mortgage have been paid or an escrow of funds has been established and such escrow (including all escrow payments required to be made prior to the delinquency of such taxes and assessments) is sufficient to cover the payment of such taxes and assessments;

            (xxii) All escrow deposits and payments required to be in the possession or under the control of the Seller pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its agent and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith and all such escrows and deposits are being conveyed by the Seller to the Depositor and identified as such with appropriate detail;

            (xxiii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy, issued by an insurer meeting the requirements of the Pooling and Servicing Agreement, in an amount not less than the lesser of the principal amount of the related Mortgage Loan and the replacement cost (with no deduction for physical depreciation) and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the related Mortgaged Property; each related Mortgaged Property is also covered by business interruption or rental loss insurance which covers a period of not less than 12 months and comprehensive general liability insurance in amounts generally required by prudent commercial mortgage lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received by the Seller; such insurance names the lender under the Mortgage Loan and its successors and assigns as a named or additional insured; each related Mortgage Loan obligates the related Borrower to maintain all such insurance and, at such Borrower's failure to do so, authorizes the lender to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

            (xxiv) There is no monetary default (other than payments due but not yet 30 days or more past due), breach, violation or event of acceleration existing under the related Mortgage Loan; and, to the Seller's knowledge, there is no (A) non-monetary default, breach, violation or event of acceleration existing under the related Mortgage Loan or (B) event (other than payments due but not yet 30 days or more past due) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (A) or (B) materially and adversely affects the use or value of the Mortgage Loan or the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation or warranty made by the Seller in any of the other paragraphs of this Exhibit A; and provided, further that a breach by the Borrower of any representation or warranty contained in any Mortgage Loan Document shall not constitute a non-monetary default, breach, violation or event of acceleration for purposes of this representation and warranty if the subject matter of such representation or warranty contained in any Mortgage Loan Document is also covered by any other representation or warranty made by the Seller in this Exhibit A;

            (xxv) No Mortgage Loan has been more than 30 days delinquent in making required payments since origination and as of the Cut-off Date no Mortgage Loan is 30 or more days delinquent in making required payments;

            (xxvi) (A) Each related Mortgage contains provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure or, subject to applicable state law requirements, appointment of a receiver, and (B) there is no exemption available to the Borrower which would interfere with such right to foreclose, except, in the case of either (A) or (B) as the enforcement of the Mortgage may be limited by bankruptcy, insolvency, reorganization, moratorium, redemption or other laws affecting the enforcement of creditors' rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). To the Seller's knowledge, no Borrower is a debtor in a state or federal bankruptcy or insolvency proceeding;

            (xxvii) At origination, each Borrower represented and warranted in all material respects that to its knowledge, except as set forth in certain environmental reports and, except as commonly used in the operation and maintenance of properties of similar kind and nature to the Mortgaged Property, in accordance with prudent management practices and applicable law, and in a manner that does not result in any contamination of the Mortgaged Property, it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials or other environmental laws; the related Borrower or an affiliate thereof agreed to indemnify, defend and hold the mortgagee and its successors and assigns harmless from and against losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by, or asserted against, any such party resulting from a breach of the foregoing representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan. A Phase I environmental report (or, with respect to residential cooperative loans with an original principal balance of $350,000 or less, a transaction screen process report meeting ASTM standards) and, with respect to certain Mortgage Loans, a Phase II environmental report, was conducted by a reputable environmental consulting firm in connection with such Mortgage Loan, which report (or transaction screen) did not indicate any material non-compliance with applicable environmental laws or material existence of hazardous materials or, if any material non-compliance or material existence of hazardous materials was indicated in any such report, then at least one of the following statements is true: (A) funds reasonably estimated to be sufficient to cover the cost to cure any material non-compliance with applicable environmental laws or material existence of hazardous materials have been escrowed, or a letter of credit in such amount has been provided, by the related Borrower and held by the related mortgagee; (B) an operations or maintenance plan has been required to be obtained by the related Borrower; (C) the environmental condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof; (D) a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as "closed"); (E) such conditions or circumstances identified in the Phase I environmental report were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation; (F) a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; (G) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than two percent (2%) of the outstanding principal balance of the related Mortgage Loan; or (H) a lender's environmental insurance policy was obtained and is a part of the related mortgage file. Notwithstanding the preceding sentence, with respect to certain Mortgage Loans with an original principal balance of less than $4,000,000, no environmental report may have been obtained, but (in such cases where a Phase I environmental report was not obtained) a lender's environmental insurance policy was obtained with respect to each such Mortgage Loan and is a part of the related mortgage file. Each of such environmental insurance policies is in full force and effect, the premiums for such policies have been paid in full and the Trustee is named as an insured under each of such policies. To the best of the Seller's knowledge, in reliance on such environmental reports and except as set forth in such environmental reports, each Mortgaged Property is in material compliance with all applicable federal, state and local environmental laws, and to the best of the Seller's knowledge, no notice of violation of such laws has been issued by any governmental agency or authority, except, in all cases, as indicated in such environmental reports or other documents previously provided to the Rating Agencies; and the Seller has not taken any action which would cause the Mortgaged Property to not be in compliance with all federal, state and local environmental laws pertaining to environmental hazards;

            (xxviii) (1) Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), the related Mortgaged Property is directly or indirectly transferred or sold, and (2) except with respect to transfers of certain interests in the related Borrower to persons already holding interests in such Borrower, their family members, affiliated companies and other estate planning related transfers that satisfy certain criteria specified in the related Mortgage (which criteria is consistent with the practices of prudent commercial mortgage lenders) or, if the related Mortgaged Property is a residential cooperative property, transfers of stock of the related Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the related Borrower to other persons who by virtue of such transfers become tenant-shareholders in the related Borrower, each Mortgage Loan with a Stated Principal Balance of over $20,000,000 also contains the provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (and the Mortgage requires the mortgagor to pay all fees and expenses associated with obtaining such consent), a majority interest in the related Borrower is directly or indirectly transferred or sold;

            (xxix) All improvements included in the related appraisal are within the boundaries of the related Mortgaged Property, except for encroachments onto adjoining parcels for which the Seller has obtained title insurance against losses arising therefrom or that do not materially and adversely affect the use or value of such Mortgaged Property. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value of such Mortgaged Property, the security provided by the Mortgage, the current use of the Mortgaged Property or the related Borrower's operations at the Mortgaged Property;

            (xxx) The information pertaining to the Mortgage Loans which is set forth in the mortgage loan schedule attached as an exhibit to this Agreement is complete and accurate in all material respects as of the dates of the information set forth therein (or, if not set forth therein, as of the Cut-off
Date);

            (xxxi) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, and the related Mortgage does not also encumber the related lessor's fee interest in such Mortgaged Property, based upon the terms of the ground lease and any estoppel received from the ground lessor, the Seller represents and warrants that:

            (A) The ground lease or a memorandum regarding such ground lease has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the best of Seller's knowledge, there has been no material change in the terms of the ground lease since its recordation, except by any written instruments which are included in the related mortgage file;

            (B) The lessor under such ground lease has agreed in a writing included in the related mortgage file that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

            (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the lender) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan;

            (D) Based on the title insurance policy (or binding commitment therefor) obtained by the Seller, the ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject to Permitted Encumbrances and liens that encumber the ground lessor's fee interest;

            (E) The ground lease is assignable to the lender and its assigns without the consent of the lessor thereunder;

            (F) As of the Closing Date, the ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

            (G) The ground lease or an ancillary agreement between the lessor and the lessee, which is part of the Mortgage File, requires the lessor to give notice of any default by the lessee to the lender;

            (H) A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the lender is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice of any default, before the lessor may terminate the ground lease. All rights of the lender under the ground lease and the related Mortgage (insofar as it relates to the ground lease) may be exercised by or on behalf of the lender;

            (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender. The lessor is not permitted, in absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee in the relevant portion of the Mortgaged Property subject to the ground lease for any reason, or in any manner, which would adversely affect the security provided by the related Mortgage;

            (J) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest, except that in the case of condemnation awards, the ground lessor may be entitled to a portion of such award;

            (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except as provided by applicable law or in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have an option to terminate or modify the ground lease without the prior written consent of the lender as a result of any casualty or partial condemnation, except to provide for an abatement of the rent; and

            (L) Provided that the lender cures any defaults which are susceptible to being cured, the lessor has agreed to enter into a new lease upon termination of the ground lease for any reason, including rejection of the ground lease in a bankruptcy proceeding;

            (xxxii) With respect to any Mortgage Loan where all or a material portion of the estate of the related Borrower therein is a leasehold estate, but the related Mortgage also encumbers the related lessor's fee interest in such Mortgaged Property: (A) such lien on the related fee interest is evidenced by the related Mortgage, (B) such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or encumbrance upon such fee interest, (C) upon the occurrence of a default under the terms of such Mortgage by the related Borrower, any right of the related lessor to receive notice of, and to cure, such default granted to such lessor under any agreement binding upon the Seller would not be considered commercially unreasonable in any material respect by prudent commercial mortgage lenders, (D) the related lessor has agreed in a writing included in the related mortgage file that the related ground lease may not be amended or modified without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns, and (E) the related ground lease is in full force and effect, and the Seller has no actual knowledge that any default beyond applicable notice and grace periods has occurred or that there is any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of such ground lease;

            (xxxiii) With respect to Mortgage Loans that are cross-collateralized or cross-defaulted, all other loans that are cross-collateralized or cross-defaulted with such Mortgage Loans are being transferred to the Depositor hereunder;

            (xxxiv) Neither Seller nor any affiliate thereof has any obligation to make any capital contribution to any Borrower under a Mortgage Loan, other than contributions made on or prior to the date hereof;

            (xxxv) (A) The Mortgage Loan is directly secured by a Mortgage on a commercial property or multifamily residential property, and (B) the fair market value of such real property, as evidenced by an appraisal satisfying the requirements of FIRREA conducted within 12 months of the origination of the Mortgage Loan, was at least equal to 80% of the principal amount of the Mortgage Loan (1) at origination (or if the Mortgage Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Mortgage Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (2) at the date hereof; provided that the fair market value of the real property must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in (1) and (2) shall be made on an aggregated basis);

            (xxxvi) There are no subordinate mortgages encumbering the related Mortgaged Property, nor are there any preferred equity interests held by the Seller or any mezzanine debt related to such Mortgaged Property, except as set forth in the Prospectus Supplement;

            (xxxvii) Except in cases where the related Mortgaged Property is a residential cooperative property, the Mortgage Loan Documents executed in connection with each Mortgage Loan having an original principal balance in excess of $4,000,000 require that the related Borrower be a single-purpose entity (for this purpose, "single-purpose entity" shall mean an entity, other than an individual, having organizational documents which provide substantially to the effect that it is formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties, is prohibited from engaging in any business unrelated to such property and the related Mortgage Loan, does not have any assets other than those related to its interest in the related Mortgaged Property or its financing, or any indebtedness other than as permitted under the related Mortgage Loan);

            (xxxviii) Each Mortgage Loan prohibits the related Borrower from mortgaging or otherwise encumbering the Mortgaged Property without the prior written consent of the mortgagee or the satisfaction of debt service coverage or similar criteria specified therein and, except in connection with trade debt and equipment financings in the ordinary course of Borrower's business, from carrying any additional indebtedness, except, in each case, liens contested in accordance with the terms of the Mortgage Loans or, with respect to each Mortgage Loan having an original principal balance of less than $4,000,000, any unsecured debt;

            (xxxix) Each Borrower covenants in the Mortgage Loan Documents that it shall remain in material compliance with all material licenses, permits and other legal requirements necessary and required to conduct its business;

            (xl) Each Mortgaged Property (A) is located on or adjacent to a dedicated road, or has access to an irrevocable easement permitting ingress and egress, (B) is served by public utilities and services generally available in the surrounding community or otherwise appropriate for the use in which the Mortgaged Property is currently being utilized, and (C) constitutes one or more separate tax parcels or is covered by an endorsement with respect to the matters described in (A), (B) or (C) under the related title insurance policy (or the binding commitment therefor);

            (xli) Based solely on a flood zone certification or a survey of the related Mortgaged Property, if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency or the Secretary of Housing and Urban Development as having special flood hazards categorized as Zone "A" or Zone "V" and flood insurance is available, the terms of the Mortgage Loan require the Borrower to maintain flood insurance, or at such Borrower's failure to do so, authorizes the Lender to maintain such insurance at the cost and expense of the Borrower;

            (xlii) To the knowledge of the Seller, with respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law or may be substituted in accordance with applicable law by the related mortgagee, and except in connection with a trustee's sale after a default by the related Borrower, no fees are payable to such trustee;

            (xliii) RESERVED.

            (xliv) To the knowledge of the Seller as of the date hereof, there was no pending action, suit or proceeding, arbitration or governmental investigation against any Borrower or Mortgaged Property, an adverse outcome of which would materially and adversely affect such Borrower's ability to perform under the related Mortgage Loan;

            (xlv) No advance of funds has been made by the Seller to the related Borrower (other than mezzanine debt and the acquisition of preferred equity interests by the preferred equity interest holder, as disclosed in the Prospectus Supplement), and no funds have, to the Seller's knowledge, been received from any person other than, or on behalf of, the related Borrower, for, or on account of, payments due on the Mortgage Loan;

            (xlvi) To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Note, each holder of the Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized did not materially and adversely affect the enforceability of such Mortgage Loan;

            (xlvii) All collateral for the Mortgage Loans is being transferred as part of the Mortgage Loans;

            (xlviii) Except as disclosed in the Prospectus Supplement with respect to the Crossed Mortgage Loans and Mortgage Loans secured by multiple Mortgaged Properties, no Mortgage Loan requires the lender to release any portion of the Mortgaged Property from the lien of the related Mortgage except upon (A) payment in full or defeasance of the related Mortgage Loan, (B) the satisfaction of certain legal and underwriting requirements that would be customary for prudent commercial mortgage lenders, (C) releases of unimproved out-parcels or (D) releases of portions of the Mortgaged Property which will not have a material adverse effect on the use or value of the collateral for the related Mortgage Loan;

            (xlix) Except as provided in paragraphs (xxxi)(J) and (K) above, any insurance proceeds or condemnation awards in respect of a casualty loss or taking will be applied either to (A) the repair or restoration of all or part of the related Mortgaged Property, with, in the case of all casualty losses or takings in excess of a specified amount or percentage that a prudent commercial lender would deem satisfactory and acceptable, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses (except in any case where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender) or (B) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

            (l) Each Form UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each Form UCC-2 or UCC-3 assignment, if any, of such financing statement to the Seller was, and each Form UCC-3 assignment, if any, of such financing statement in blank which the Trustee or its designee is authorized to complete (but for the insertion of the name of the assignee and any related filing information which is not yet available to the Seller) is, in suitable form for filing in the filing office in which such financing statement was filed;

            (li) To the Seller's knowledge, (A) each commercial lease covering more than 10% (20% in the case of any Mortgage Loan having an original principal balance less than $2,500,000) of the net leaseable area of the related Mortgaged Property is in full force and effect and (B) there exists no default under any such commercial lease either by the lessee thereunder or by the related Borrower that could give rise to the termination of such lease;

            (lii) Based upon an opinion of counsel and/or other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property. With respect to any Mortgage Loan with a Stated Principal Balance as of the Closing Date of over $10,000,000, if the related Mortgaged Property does not so comply, to the extent the Seller is aware of such non-compliance, it has required the related Borrower to obtain law and ordinance insurance coverage in amounts customarily required by prudent commercial mortgage lenders;

            (liii) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulation Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage or any substantially similar successor provision) and all Prepayment Premiums and Yield Maintenance Charges constitute "customary prepayment penalties" within the meaning of Treasury Regulation Section 1.860G-1(b)(2);

            (liv) With respect to any Mortgage Loan that pursuant to the Mortgage Loan Documents can be defeased, (A) the Mortgage Loan cannot be defeased within two years after the Closing Date, (B) the Borrower can pledge only "government securities" (within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended) in an amount sufficient to make all scheduled payments under the Mortgage Loan when due, (C) the Borrower is required to provide independent certified public accountant's certification that the collateral is sufficient to make such payments, (D) the loan may be required to be assumed by a single-purpose entity designated by the holder of the Mortgage Loan, (E) the Borrower is required to provide an opinion of counsel that the Trustee has a perfected security interest in such collateral prior to any other claim or interest, (F) the Borrower is required to pay all Rating Agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant's fees and opinions of counsel, (G) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower is required to provide an opinion of counsel that such defeasance will not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC for federal or applicable state tax purposes and (H) with respect to any Significant Trust Mortgage Loan (as defined in the Pooling and Servicing Agreement), the Borrower must obtain Rating Agency confirmation from each Rating Agency that the defeasance would not result in such Rating Agency's withdrawal, downgrade or qualification of the then current rating of any class of Certificate rated by such Rating Agency;

            (lv) The Mortgage Loan Documents for each Mortgage Loan provide that the related Borrower thereunder shall be liable to the Seller for any losses incurred by the Seller due to (A) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (B) any willful act of material waste, (C) any breach of the environmental covenants contained in the related Mortgage Loan Documents, and (D) fraud by the related Borrower; provided that, with respect to clause (C) of this sentence, an indemnification against losses related to such violations or environmental insurance shall satisfy such requirement; and provided, further, that if the related Mortgaged Property is a residential cooperative property, then the subject Mortgage Loan is fully recourse to the related Borrower;

            (lvi) If such Mortgage Loan is an ARD Loan, it commenced amortizing on its initial scheduled Due Date and provides that: (A) its Mortgage Rate will increase by no more than two percentage points in connection with the passage of its Anticipated Repayment Date and so long as the Mortgage Loan is an asset of the Trust Fund; (B) its Anticipated Repayment Date is not less than seven years following the origination of such Mortgage Loan; (C) no later than the related Anticipated Repayment Date, if it has not previously done so, the related Borrower is required to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer; and (D) any cash flow from the related Mortgaged Property that is applied to amortize such Mortgage Loan following its Anticipated Repayment Date shall, to the extent such net cash flow is in excess of the Monthly Payment payable therefrom, be net of budgeted and discretionary (servicer approved) capital expenditures;

            (lvii) Except as disclosed in the Prospectus Supplement, no Mortgage Loan, and no group of Mortgage Loans made to the same Borrower and to Borrowers that are affiliates, accounted for more than 5.0% of the aggregate of the Stated Principal Balances of all of the Mortgage Loans and all the mortgage loans sold to the Depositor by KeyBank National Association ("KeyBank") pursuant to that certain Mortgage Loan Purchase Agreements, dated as of June 1, 2007 between the Depositor and KeyBank;

            (lviii) The Seller has delivered to the Trustee or a custodian appointed thereby, with respect to each Mortgage Loan, in accordance with
Section 3 of this Agreement, a complete Mortgage File; and

            (lix) With respect to each Mortgage Loan secured by a hospitality property with respect to which a franchisor comfort letter exists, (A) (i) such comfort letter is freely assignable and (ii) all steps necessary for the Trust to have the full benefit of the comfort letter have been taken or shall be taken by the Seller within the timeframes contemplated under such comfort letter, including, without limitation, notification by the Seller to the franchisor of any such assignment, or (B) the related franchisor has delivered to the Trustee a replacement comfort letter in favor of the Trust containing the same terms and conditions as the original comfort letter.

                                                                       EXHIBIT B

                            AFFIDAVIT OF LOST NOTE

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )

            _________________________________, being duly sworn, deposes and says:

            1. that he is an authorized signatory of Column Financial, Inc. ("Column");

            2. that Column is the owner and holder of a mortgage loan in the original principal amount of $__________________ secured by a mortgage (the "Mortgage") on the premises known as ___________________________ located in _________________ ;

            3. (a) that Column, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original note has been lost, misfiled, misplaced or destroyed due to a clerical error:

            a note in the original sum of $_____________ made by ____________ , to Column Financial, Inc., under date of ______________ (the "Note");

            4. that the Note is now owned and held by Column;

            5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

            6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except Column; and

            7. upon assignment of the Note by Column to Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") and subsequent assignment by the Depositor to the trustee for the benefit of the holders of the Credit Suisse First Boston Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 2007-C3 (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by Column to the Trustee) Column covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnify and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of Column's failure to deliver said original Note to the Trustee.

                                       COLUMN FINANCIAL, INC.,



                                       By:____________________________________
                                          Name:
                                          Title:

Sworn to before me
this ________ day of [___________], 200[__]